Prospectus   February 28, 2011

Grail Advisors Actively Managed ETFs

RP Growth ETF (RPX)

RP Focused Large Cap Growth ETF (RWG)

This Prospectus provides important information about the ETFs that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the ETFs ("Shares") are listed and traded on NYSE Arca, Inc. ("Exchange").

www.grailadvisors.com  1-415-677-5870

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated February 28, 2011 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

FUND SUMMARY

RP GROWTH ETF

INVESTMENT OBJECTIVE

Long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee:	0.65%
Distribution and/or Service (12b-1) fees:	0.00%
Other Expenses:	3.87%
Total Annual Fund Operating Expenses:	4.52%
Expense Reduction/Reimbursement:(1)	(3.63)%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement:	0.89%

(1) The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.89% of the ETF's average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least March 1, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

EXAMPLE

The following example is intended to help you compare the cost of investing in the ETF with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the ETF provides a return of 5% a year, and that operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$91	$1,037	$1,991	$4,419

PORTFOLIO TURNOVER

The ETF may pay transaction costs, including commissions when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when ETF shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the ETF's performance. During the most recent fiscal year, the ETF's portfolio turnover rate was 45% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

RP Growth ETF seeks long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that RiverPark Advisors, LLC ("RP"), the ETF's sub-adviser, believes have above-average growth prospects. RP uses a fundamental research driven approach to identifying those industries and companies with the strongest growth prospects for revenue, earnings and/or cash flow over the medium and long term and seeks to buy stock in those companies at attractive valuations. The ETF may invest in companies of any market capitalization and in any industry. The ETF expects to invest primarily in the securities of US companies, and may also invest in US securities tied economically to foreign investments, such as American Depositary Receipts.

The ETF invests in industries that RP believes are the beneficiaries of long-term secular trends in the global economy, such as the aging population, and companies within those industries that are gaining market share and have, what RP believes to be, long-term sustainable competitive advantages and positions protected by strong barriers to entry. RP seeks companies with expanding free cash flow and a high return on invested capital. RP also looks for companies with strong and experienced management teams with clear business objectives. RP believes it can gain an investment advantage not only through its primary research and by developing an understanding and belief in a business model, but also because it invests with a long-term time horizon.

RP's investment process generally includes several well-defined steps. First, RP frames the investment opportunity by analyzing the investment characteristics of both the industry and the specific company with a focus on the medium- and long-term secular and structural dynamics involved, such as sustainable competitive advantages, barriers to entry, technological innovation, changes in government regulation and demographic trends. The next step includes fundamental research, including company visits and primary research of competitors, customers and suppliers, as RP seeks to gain conviction in both the competitive dynamics within the industry and the reputation, skill and drive of the management team. Finally, RP creates and maintains detailed, proprietary financial models of the revenues, earnings and cash flows of each potential investment and establishes price targets that encompass its view of the firm's future enterprise value. RP's purchase and sell disciplines are driven by combining its own proprietary projections of the future fundamentals of a business with what it believes are conservative valuation metrics.

RP's goal is to only invest when it can firmly establish conviction in the business prospects of the company and when it believes valuations are compelling. RP looks for the opportunity to invest in its high conviction ideas at times when it believes a company's prospects are misunderstood by other investors or analysts, the markets react to short-term events, and/or business models change.

PRINCIPAL RISKS

An investment in the ETF involves risk, including those described below. The value of the ETF's holdings may decline, and the ETF's share price may go down.

ETF Risk. The Shares may trade above or below their NAV. The NAV of the ETF will generally fluctuate with changes in the market value of the ETF's holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from

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NAV during periods of market volatility. The Manager cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the ETF. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the ETF's portfolio holdings are fully disclosed on a daily basis, the Manager believes that large discounts or premiums to the NAV of Shares should not be sustained.

Foreign Investing Risk. Foreign investing, including investments in American Depositary Receipts, carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) social, political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) less availability of information for RP to determine a company's financial condition.

Growth Stock Risk. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the ETF's performance. When growth investing is out of favor, the ETF's share price may decline even though the companies the ETF holds have sound fundamentals. Growth stocks may also experience higher than average volatility.

Management Risk. Securities selected by RP for the ETF may not perform as expected. This could result in the ETF's underperformance compared to other funds with similar investment objectives.

Market Risk. Since the ETF invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the ETF's investments in stocks will decline due to drops in the stock market. In general, the value of the ETF will move in the same direction as the overall stock market in which the ETF invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Recent Market Events Risk. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the ETF.

Small-Cap and Mid-Cap Company Risk. Investments in small-cap and mid-cap companies may subject the ETF to additional risks. Analysts may follow such companies less actively and, therefore, information about them may be less available. The securities of such companies may be more thinly traded and less liquid than larger companies. Also, such companies may be more susceptible to economic and market setbacks. For these and other reasons, the prices of the securities of small-cap and mid-cap companies may be more volatile than those of larger companies.

Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There

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can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF will continue to be met or will remain unchanged.

An investment in the ETF is not a deposit in a bank and it is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

PERFORMANCE

The bar chart and table that follow show how the ETF has performed on a calendar year basis and provide an indication of the risks of investing in the ETF by showing changes in the ETF's performance and by showing how the ETF's average annual returns compared with a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the ETF will perform in the future. For current performance information, please visit www.grailadvisors.com.

	Best Quarter	Worst Quarter
	12.70%	-11.46%
	(9/30/10)	(6/30/10)
Average Annual Total Returns (for the period ended December 31, 2010)	One Year	Since Inception (10/2/09)
Return Before Taxes	13.76%	19.77%
Return After Taxes on Distributions	13.76%	19.60%
Return After Taxes on Distributions and Sale of Fund Shares	8.95%	16.76%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	19.74%

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts "IRAs".

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INVESTMENT ADVISER

Grail Advisors, LLC, is the investment manager for the ETF. RiverPark Advisors, LLC ("RP") is the sub-adviser of the ETF.

PORTFOLIO MANAGER

Mitchell Rubin, CFA, is the portfolio manager of the ETF and is responsible for the day-to-day management of the ETF's portfolio. Mr. Rubin has been Chief Investment Officer of RP and has managed the ETF since its inception in 2009.

PURCHASE AND SALE OF ETF SHARES

The ETF issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called "Creation Units." Creation Units are issued and redeemed in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or lesser than their NAV.

TAX INFORMATION

Distributions you receive from the ETF are taxed as ordinary income for federal income tax purposes, except to the extent designated as net capital gain, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the ETF and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY

RP FOCUSED LARGE CAP GROWTH ETF

INVESTMENT OBJECTIVE

Long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF.

SHAREHOLDER FEES (FEES PAID FROM YOUR INVESTMENT)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee:	0.65%
Distribution and/or Service (12b-1) fees:	0.00%
Other Expenses:	2.92%
Total Annual Fund Operating Expenses:	3.57%
Expense Reduction/Reimbursement:(1)	(2.68)%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement:	0.89%

(1) The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.89% of the ETF's average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least March 1, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

EXAMPLE

The following example is intended to help you compare the cost of investing in the ETF with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the ETF provides a return of 5% a year, and that operating expenses remain the same. This example does not reflect the brokerage commissions that you pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$91	$845	$1,621	$3,659

PORTFOLIO TURNOVER

The ETF may pay transaction costs, including commissions when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when ETF shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the ETF's performance. During the most recent fiscal year, the ETF's portfolio turnover rate was 51% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

RP Focused Large Cap Growth ETF seeks long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that Wedgewood Partners, Inc. ("Wedgewood"), the ETF's sub-adviser, believes have above-average growth prospects. The ETF considers companies with market capitalizations in excess of $5 billion to be large capitalization companies. The ETF is non-diversified and expects to invest in a limited number of companies, generally holding securities of between 20 and 30 companies. The ETF expects to invest across a broad spectrum of industries and may have significant investments in companies participating in the financial and technology sectors. The ETF expects to invest primarily in the securities of US companies, and may also invest in US securities tied economically to foreign investments, such as American Depositary Receipts.

Wedgewood seeks investments in market leaders with dominant products or services that are irreplaceable or lack substitutes in today's economy. Wedgewood invests for the long term, and expects to hold securities, in many cases, for more than 5 years.

Wedgewood's investment process involves rigorous qualitative and quantitative inputs as well as a strict valuation and risk discipline. Wedgewood's quantitative process seeks to differentiate among the 500-600 largest companies to separate those which exhibit factors such as above-average returns on equity, returns on capital, cash flow returns on investment, earnings per share growth and revenue growth. The qualitative process then focuses on the sustainability of the company's business model with particular emphasis on barriers to entry, competition and relative buyer/supplier leverage. Wedgewood next uses a valuation model to forecast future performance for sales, earnings and financial position to create absolute valuation projections for the company's intrinsic value seeking to invest in a focused (20-30 securities) portfolio of its highest conviction ideas. Positions are reduced or eliminated from the portfolio over time when long-term growth rates fall below Wedgewood's expectations, a superior opportunity becomes available, the position becomes fully valued according to Wedgewood's valuation discipline and/or appreciation results in an excessively large holding in the portfolio.

PRINCIPAL RISKS

An investment in the ETF involves risk, including those described below. The value of the ETF's holdings may decline, and the ETF's share price may go down.

ETF Risk. The Shares may trade above or below their NAV. The NAV of the ETF will generally fluctuate with changes in the market value of the ETF's holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. The Manager cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the ETF. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the ETF's portfolio holdings are fully disclosed on a daily basis, the Manager believes that large discounts or premiums to the NAV of Shares should not be sustained.

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Financial Services Stock Risk. The financial services industry is highly correlated and particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, the rate of corporate and consumer debt defaults, regulatory developments, and price competition. Profitability can fluctuate significantly when interest rates change. The stocks may also be vulnerable to inflation. Some companies in the financial services industry are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Credit losses resulting from financial difficulties of borrowers can negatively affect companies in the industry. The financial services industry, as a whole, is currently undergoing relatively rapid change in light of evolving government regulations, industry consolidation and as existing distinctions between financial service segments become less clear.

Foreign Investing Risk. Foreign investing, including investments in American Depositary Receipts, carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) social, political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) less availability of information for Wedgewood to determine a company's financial condition.

Growth Stock Risk. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the ETF's performance. When growth investing is out of favor, the ETF's share price may decline even though the companies the ETF holds have sound fundamentals. Growth stocks may also experience higher than average volatility.

Management Risk. Securities selected by Wedgewood for the ETF may not perform as expected. This could result in the ETF's underperformance compared to other funds with similar investment objectives.

Market Risk. Since the ETF invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the ETF's investments in stocks will decline due to drops in the stock market. In general, the value of the ETF will move in the same direction as the overall stock market in which the ETF invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Non-Diversification Risk. The ETF is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the ETF may have a greater impact on the ETF's NAV and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the ETF's value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks.

Recent Market Events Risk. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the ETF.

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Technology Stock Risk. Technology industries can be significantly affected by aggressive pricing, technological innovation, obsolescence of existing technology, short product cycles, falling prices and profits, the ability to attract and retain skilled employees, competition from new market entrants and general economic conditions. Profitability can also be affected by changing domestic and international demand, research and development costs and availability and price of components. In addition, technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. Earnings disappointments and intense competition for market share can result in sharp price declines.

Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF will continue to be met or will remain unchanged.

An investment in the ETF is not a deposit in a bank and it is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

PERFORMANCE

The bar chart and table that follow show how the ETF has performed on a calendar year basis and provide an indication of the risks of investing in the ETF by showing changes in the ETF's performance and by showing how the ETF's average annual returns compared with a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the ETF will perform in the future. For current performance information, please visit www.grailadvisors.com.

Best Quarter	Worst Quarter
12.56%	-11.79%
(9/30/10)	(6/30/10)

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Average Annual Total Returns (for the period ended December 31, 2010)	One Year	Since Inception (10/2/09)
Return Before Taxes	14.68%	18.83%
Return After Taxes on Distributions	14.68%	18.66%
Return After Taxes on Distributions and Sale of Fund Shares	9.54%	15.95%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	22.65%

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts "IRAs".

INVESTMENT ADVISER

Grail Advisors, LLC is the investment manager for the ETF. RiverPark Advisors, LLC ("RP") is primary sub-adviser for the ETF and Wedgewood Partners, Inc. ("Wedgewood") is the investment sub-adviser for the ETF.

PORTFOLIO MANAGER

David A. Rolfe, CFA, is the portfolio manager of the ETF and is responsible for the day-to-day management of the ETF's portfolio. Mr. Rolfe has been Chief Investment Officer of Wedgewood and has managed the ETF since its inception in 2009.

PURCHASE AND SALE OF ETF SHARES

The ETF issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called "Creation Units." Creation Units are issued and redeemed in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or lesser than their NAV.

TAX INFORMATION

Distributions you receive from the ETF are taxed as ordinary income for federal income tax purposes, except to the extent designated as net capital gain, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the ETF and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE ETFS

HOW ARE THE ETFS DIFFERENT FROM INDEX ETFS?

Whereas index-based ETFs seek to replicate the holdings of a specified index, each ETF uses an actively managed investment strategy to meet its investment objective. Thus, each ETF's sub-advisers have the discretion on a daily basis to choose securities for the ETF's portfolio consistent with the ETF's investment objective.

The ETFs are designed for investors who seek exposure to a relatively low-cost actively managed portfolio of equity securities. The ETFs may be suitable for long-term investment and may also be used as an asset allocation tool or as a trading instrument.

HOW ARE THE ETFS DIFFERENT FROM MUTUAL FUNDS?

Redeemability. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the day. Shares of an ETF, by contrast, cannot be purchased from or redeemed with the issuing ETF except by or through Authorized Participants (defined below), and then typically for an in-kind basket of securities (and a limited cash amount).

Exchange Listing. Unlike mutual fund shares, Shares are listed for trading on the Exchange. An organized trading market is expected to exist for the Shares. Investors can purchase and sell Shares on the secondary market through a broker. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of an ETF's portfolio holdings. The market price of Shares may differ from the NAV of an ETF. The difference between market price of Shares and the NAV of an ETF is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.

Tax Treatment. Unlike interests in mutual funds, Shares have been designed to be tax-efficient. Specifically their in-kind creation and redemption feature has been designed to protect ETF shareholders from adverse tax consequences associated with cash transactions in mutual fund shares, including cash redemptions. Nevertheless, to the extent redemptions are effectuated for cash, an ETF may realize capital gains or losses, including in some cases short-term capital gains, upon the sale of portfolio securities to effect a cash redemption. Because the ETFs are actively managed, they may generate more taxable gains for shareholders than an index-based ETF, particularly during the ETFs' initial stages when portfolio changes are more likely to be implemented within the ETF rather than through the in-kind redemption mechanism.

ADDITIONAL INFORMATION ABOUT THE ETFS' PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This Prospectus does not describe all of the ETFs' investment practices and additional information about each ETF's risks and investments can be found in the ETFs' SAI.

Each ETF may lend its securities to broker-dealers and other institutions to earn additional income.

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Under adverse market conditions, each ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. To the extent an ETF invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Each ETF's portfolio holdings as of the time the ETF calculates its NAV are disclosed daily on the ETFs' website after the close of trading on the Exchange each day, and prior to the opening of trading on the Exchange on the following day.

A description of the ETFs' policies and procedures with respect to the disclosure of the ETFs' portfolio holdings is available in the ETFs' SAI. Information about the premiums and discounts at which the ETFs' shares have traded is available at www.grailadvisors.com.

ETF MANAGEMENT

GRAIL ADVISORS, LLC

The Manager, a majority-owned subsidiary of Grail Partners, LLC, acts as each ETF's investment manager. The Manager is a Delaware limited liability company with its principal offices located at One Ferry Building, Suite 255, San Francisco, CA 94111. The Manager is responsible for overseeing the management of the ETFs but does not oversee the day-to-day investment of the ETFs' portfolios. The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of RP and Wedgewood. These services are provided under the terms of an Investment Management Agreement, effective for the ETFs as of September 10, 2009 ("Investment Management Agreement"), between the Trust, on behalf of each ETF, and the Manager.

The Manager has received bids to purchase its ownership interests and has been involved in ongoing discussions with different parties concerning a sale or other transaction resulting in a change of control of the Manager in order to enable it to continue its operations, including paying its current and future obligations under its fee waiver and expense reimbursements agreements. A sale of the Manager's interests, if consummated, or other change of control may result in the assignment of its existing advisory agreements with the ETFs, requiring shareholder approval in order for the Manager to continue as the ETF's investment adviser or, depending upon a buyer's future plans, result in the liquidation of certain ETFs. If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the ETFs may be liquidated. The Board of Trustees of the Trust has the authority to approve the liquidation of each ETF without shareholder approval.

Pursuant to the Investment Management Agreement, each ETF pays the Manager a management fee for the services and facilities it provides payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of an ETF's average daily net assets. From time to time, the Manager may waive all or a portion of its fee; any such waiver would increase an ETF's performance. The Manager is responsible for compensating RP and Wedgewood out of the management fees it receives from each ETF. The Manager may, from time to time, at its own expense from its own

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resources, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

ETF	Management Fee
RP Growth ETF	0.65%
RP Focused Large Cap Growth ETF	0.65%

RIVERPARK ADVISORS, LLC

RP acts as primary sub-adviser of the RP Focused Large Cap Growth ETF and as the exclusive sub-adviser of the RP Growth ETF. RP is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and is located at 156 West 56th Street, 17th Floor, New York, NY 10019 and is a wholly-owned subsidiary of RP Holding Group LLC, a recently-organized Delaware limited liability company. RP Holding Group LLC is currently controlled by Morty Schaja and Mitchell Rubin. In addition to the services it provides the ETFs, RP offers its advisory services to separate accounts, alternative vehicles, and a family of five mutual funds. Mr. Schaja, CFA, is RP's Chief Executive Officer, and Mr. Rubin, CFA, is RP's Chief Investment Officer.

RP provides day-to-day portfolio management services to the RP Growth ETF and, in conjunction with the Manager, oversees the day-to-day portfolio management services provided by Wedgewood to the RP Focused Large Cap Growth ETF. For the RP Growth ETF, RP has discretion to purchase and sell securities in accordance with that ETF's objectives, policies, and restrictions.

With respect to the RP Growth ETF, RP has entered into an Investment Sub-Advisory Agreement between the Manager and RP, dated September 10, 2009 ("RP Agreement I"). With respect to the RP Focused Large Cap Growth ETF, RP has entered into a Primary Investment Sub-Advisory Agreement between the Manager and RP, dated September 10, 2009 (together with RP Agreement I, the "RP Sub-Advisory Agreements"), and is also a party to the Wedgewood Subadvisory Agreement described below. Pursuant to the RP Subadvisory Agreements, RP receives fees from the Manager to provide the services described above. These fees are paid by the Manager out of the advisory fees it receives from an ETF; they are not separately paid by an ETF. From time to time, RP may waive all or a portion of its fee.

PORTFOLIO MANAGERS

Below is the background of the RP Portfolio Manager responsible for the day-to-day portfolio management of the RP Growth ETF. A team of RP professionals, led by Mr. Schaja, oversees Wedgewood's portfolio management of the RP Focused Large Cap Growth ETF. In addition, the RP Portfolio Manager is supported by a group of outside advisors.

Mitchell Rubin, CFA, is the portfolio manager of RP Growth ETF and has served in this capacity since the ETF's inception in 2009. Mr. Rubin is the Chief Investment Officer of RP. Mr. Rubin received a BA in Economics and Political Science from the University of Michigan in 1988 and a JD from Harvard Law School in 1991. From 1991 to 1994, he was an associate at Latham & Watkins specializing in corporate finance transactions. From 1994 until joining Baron Capital in November of 1995, Mr. Rubin was an equity research analyst for Smith Barney, focusing on emerging growth stocks. In 1995, he joined Baron Capital as a research analyst covering consumer/retail, gaming/leisure/lodging and real estate. In 1999, he was co-portfolio manager for Baron Growth Fund.

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He served as portfolio manager for the Baron iOpportunity Fund, a technology-focused mutual fund, from the fund's inception in March 2000 through March 2006, and was also the portfolio manager of Baron Fifth Avenue Growth Fund, a large-cap growth mutual fund, from the fund's inception in May 2004 through March 2006. From June 2006 to June 2008, he was a managing general partner of RiverPark Partners, a long/short equity fund. Mr. Rubin was a partner at Arience Capital from July 2008 through December 2008.

WEDGEWOOD PARTNERS, INC.

Wedgewood acts as the sub-adviser for the RP Focused Large Cap Growth ETF. Wedgewood is registered as an investment adviser with the SEC and is located at 9909 Clayton Road, Suite 103, St. Louis, MO 63124. Anthony L. Guerrerio is the majority owner of Wedgewood, and David A. Rolfe is the minority owner. The firm's investment style is large cap focused growth.

Wedgewood began operations in 1988 and was founded by Anthony L. Guerrerio, who is its Chief Executive Officer. Mr. Guerrerio has over 30 years experience in the investment business having founded Mark Twain Brokerage Services, Inc., one of the first commercial bank brokerage businesses in the United States. Prior to that, he was with the investment firm of Salomon Brothers in New York. He holds a BS in Engineering from the United States Military Academy, West Point, NY and an MBA from Harvard Business School.

Wedgewood provides day-to-day portfolio management services to the RP Focused Large Cap Growth ETF. For this ETF, Wedgewood has discretion to purchase and sell securities in accordance with the ETF's objectives, policies, and restrictions.

Wedgewood has entered into an Investment Sub-Advisory Agreement among the Manager, RP and Wedgewood, dated September 10, 2009, with respect to the RP Focused Large Cap Growth ETF ("Wedgewood Subadvisory Agreement"). Pursuant to the Wedgewood Subadvisory Agreement, Wedgewood receives fees from the Manager to provide the services described above. These fees are paid out of the advisory fees the Manager receives from the RP Focused Large Cap Growth ETF; they are not separately paid by the RP Focused Large Cap Growth ETF. From time to time, Wedgewood may waive all or a portion of its fee.

PORTFOLIO MANAGER

David A. Rolfe, CFA, is the portfolio manager of RP Focused Large Cap Growth ETF and has served as portfolio manager since the ETF's inception in 2009. Mr. Rolfe is the Chief Investment Officer of Wedgewood. He has been responsible for Wedgewood's Focused Large Cap Growth strategy since its inception in 1992. Prior to that, he was an Investment Officer at Boatmen's Trust Company in St. Louis. He holds a BSBA in Finance from the University of Missouri.

THE WEDGEWOOD PORTFOLIO MANAGER'S PERFORMANCE INFORMATION

The following table contains performance information for Wedgewood's Equity Composite (the "Composite"). The Composite represents a composite of all fully discretionary taxable and non-taxable accounts managed by Wedgewood with substantially similar objectives, policies, strategies and risks to those of the RP Focused Large Cap Growth ETF.

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The performance information is limited and may not reflect performance in all economic cycles. The accounts in the Composite were not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies such as the RP Focused Large Cap Growth ETF, including those under the Investment Company Act of 1940, as amended ("Investment Company Act"), and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the accounts in the Composite. Further, none of the accounts in the Composite have operated as an ETF, and different performance results for the RP Focused Large Cap Growth ETF are likely due to, among other things, anticipated differences between the cash positions of the ETF and the accounts in the Composite. Wedgewood's management of the accounts in the Composite was substantially similar to its management of the RP Focused Large Cap Growth ETF, notwithstanding these differences.

The performance information below is presented after deduction of fees applicable to the accounts in the Composite, as described in the notes to the Composite, which vary from the RP Focused Large Cap Growth ETF's fees and expenses, as described in the ETF's fee tables (see "Fees and Expenses" above).

Annual return data is presented for each full calendar year since the inception of the Composite in 1992. Average annual total returns are presented for the one-year, three-year, five-year and ten-year periods through December 31, 2010, as well as the period from inception through December 31, 2010.

This performance information is not the historical performance of the RP Focused Large Cap Growth ETF. Past performance is no guarantee of future results, and the past performance of the Composite is not indicative of the future performance of the RP Focused Large Cap Growth ETF.

WEDGEWOOD EQUITY COMPOSITE:

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Net of Fees (as of 12/31/2010)	Wedgewood	Russell 1000 Growth
1 Year	14.42%	16.71%
3 Year	4.42%	-0.47%
5 Year	4.96%	3.75%
10 Year	4.45%	0.02%
Inception (9/30/1992)	11.55%	7.23%

Annual Performance Results

Year End	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Composite Net	14.42%	60.83%	-38.12%	15.04%	-2.77%	5.91%	9.63%	42.25%	-20.42%	-7.72%
Russell 1000 Growth	16.71%	37.21%	-38.44%	11.81%	9.08%	5.26%	6.30%	29.75%	-27.89%	-20.42%

Year End	2000	1999	1998	1997	1996	1995	1994	1993
Composite Net	-10.31%	56.99%	49.60%	21.10%	23.57%	42.59%	3.78%	-6.21%
Russell 1000 Growth	-22.42%	33.16%	38.71%	30.49%	23.12%	37.19%	2.66%	2.90%

Notes:

As of December 31, 2010, the Composite consisted of 837 accounts. The minimum account size for accounts in the Composite is $65,000. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm.

The US Dollar is the currency used to express performance. Returns are presented net of management fees and include the reinvestment of all income. Net of fee performance was calculated using actual management fees, which may vary by client, but ranged from .36% to 1.50%. Some accounts in the Composite may pay an all-inclusive wrap fee based on a percentage of assets under management; these accounts are reduced by all actual fees and transaction costs incurred. Other than brokerage commissions, the fee includes investment management, portfolio monitoring, consulting services, and in some cases, custodial services. Wrap accounts represent approximately 40% of the Composite's assets as of December 31, 2010.

The ETFs' Statement of Additional Information provides additional information about the portfolio managers at RP and Wedgewood, including other accounts they manage, their ownership in the ETFs they manage, and their compensation.

APPROVAL OF ADVISORY AGREEMENTS

A discussion regarding the basis for the Board's approval of the Investment Management Agreement, the RP Subadvisory Agreements and the Wedgewood Subadvisory Agreement is available in the ETFs' report to shareholders dated October 31, 2009.

OTHER SERVICE PROVIDERS

ALPS Distributors, Inc. ("Distributor"), 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor of Creation Units for each ETF on an agency basis. The Distributor does not maintain a secondary market in Shares.

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BNY Mellon ("BNY Mellon"), One Wall Street, New York, New York 10286, is the administrator, fund accountant and transfer agent for the ETFs.

BNY Mellon, One Wall Street, New York, New York 10286, is also the custodian for the ETFs.

K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006 serves as legal counsel to the ETFs.

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the ETFs' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the ETFs.

BUYING AND SELLING ETF SHARES

Shares are issued or redeemed by each ETF at NAV per Share only in Creation Units of 50,000 Shares. The value of one Creation Unit of the ETFs, as of December 31, 2010, is set forth below

ETF	Value of One Creation Unit
RP Growth ETF	$1,558,000
RP Focused Large Cap Growth ETF	$1,543,000

Shares trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors will purchase and redeem shares directly from the ETFs. Thus, certain information in this Prospectus is not relevant to most retail investors. For example, information about buying and redeeming Shares directly with the ETFs and about transaction fees imposed on such purchases and redemptions is not relevant to most retail investors.

Except when aggregated in Creation Units, Shares are not redeemable with the ETFs. Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Most investors will buy and sell Shares in secondary market transactions through brokers and therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in an ETF and no minimum number of Shares you must buy.

The Shares are listed on NYSE Arca, Inc. (the Exchange) under the following symbols:

ETF	Trading Symbol
RP Growth ETF	RPX
RP Focused Large Cap Growth ETF	RWG

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The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC"), or its nominee, is the registered owner of all outstanding Shares of the ETFs and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the ETFs.

Share Trading Prices. The trading prices of an ETF's Shares may differ from the ETF's daily NAV and can be affected by market forces of supply and demand for the ETFs' shares, the prices of the ETF's portfolio securities, economic conditions and other factors.

The Exchange or another market information provider intends to disseminate the approximate value of each ETF's portfolio every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of an ETF because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The ETFs are not involved in, or responsible for, the calculation or dissemination of the approximate values and make no warranty as to the accuracy of these values.

BUYING SHARES DIRECTLY FROM THE ETFS

You can purchase Shares directly from the ETFs only in Creation Units or multiples thereof. The number of Shares in a Creation Unit may, but is not expected to, change over time. The ETFs will not issue fractional Creation Units. Creation Units may be purchased in exchange for a basket of securities (known as the In-Kind Creation Basket and a Cash Component) or for an all cash payment (that would be included in the Cash Component in connection with purchases not involving an In-Kind Creation Basket). The ETFs reserve the right to reject any purchase request at any time, for any reason, and without notice. The ETFs can stop selling Shares or postpone payment of redemption proceeds at times when the Exchange is closed or under any emergency circumstances as determined by the SEC.

To purchase Shares directly from an ETF, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An "Authorized Participant" is a participant of the Continuous Net Settlement System of the NSCC or the DTC that has executed a Participant Agreement with the Distributor. The Distributor will provide a list of Authorized

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Participants upon request. Authorized Participants may purchase Creation Units of Shares, and sell individual Shares on the Exchange. See "Continuous Offering" below.

In-Kind Creation Basket. On each business day, prior to the opening of trading on the Exchange, BNY Mellon will post on the NSCC bulletin board the In-Kind Creation Basket for each ETF for that day. The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to an ETF for each Creation Unit purchased. Each ETF reserves the right to accept a nonconforming In-Kind Creation Basket.

Cash Component. In addition to the in-kind deposit of securities, a purchaser will either pay to, or receive from, the ETF an amount of cash ("Balancing Amount") equal to the difference between the NAV of a Creation Unit and the value of the securities in the In-Kind Creation Basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. BNY Mellon will publish, on a daily basis, information about the previous day's Balancing Amount. To the extent a purchaser is not owed a Balancing Amount larger than the Transaction Fee, described below, the purchaser also must pay a Transaction Fee, in cash. The Balancing Amount and the Transaction Fee, taken together, are referred to as the Cash Component.

Placement of Purchase Orders. All purchase orders must be placed by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process may be charged a higher transaction fee (discussed below). A purchase order must be received by the Distributor prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order to receive the NAV determined on that day.

Transaction Fee on Purchase of Creation Units. Each ETF will impose a "Creation Transaction Fee" on each purchase of Creation Units. The Creation Transaction Fee for purchases effected through the NSCC's enhanced clearing process, regardless of the number of units purchased, is as follows:

ETF	Creation Transaction Fee
RP Growth ETF	$500
RP Focused Large Cap Growth ETF	$500

A charge of up to four (4) times the fee shown above may be imposed on purchases outside the NSCC's enhanced clearing process, including purchases involving non-conforming In-Kind Creation Baskets or cash. Investors who, directly or indirectly, use the services of a broker or other such intermediary to compose a Creation Unit may pay additional fees for these services. The transaction fee is paid to the relevant ETF. The fee protects existing shareholders of an ETF from the costs associated with issuing Creation Units.

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REDEEMING SHARES DIRECTLY FROM AN ETF

You may redeem Shares of the ETFs only in Creation Units or multiples thereof. To redeem Shares directly with an ETF, you must be an Authorized Participant or you must redeem through an Authorized Participant. Creation Units may be redeemed in exchange for a basket of securities (known as the In-Kind Redemption Basket and a Cash Component) or for an all cash payment (that would be included in the Cash Component in connection with purchases not involving an In-Kind Redemption Basket).

In-Kind Redemption Basket. Redemption proceeds will generally be paid in kind with a basket of securities known as the In-Kind Redemption Basket. In most cases, the In-Kind Redemption Basket will be the same as the In-Kind Creation Basket for that same day. There will be times, however, when the In-Kind Creation Basket and In-Kind Redemption Baskets differ. The composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board. An ETF may honor a redemption request with a nonconforming In-Kind Redemption Basket.

Cash Component. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the securities in the In-Kind Redemption Basket, a redeeming investor will either receive from, or pay to, the ETF a Balancing Amount in cash. If due to receive a Balancing Amount, the amount actually received will be reduced by the amount of the applicable Transaction Fee, described below. The Balancing Amount and the Transaction Fee, taken together, are referred to as the Cash Component.

Placement of Redemption Orders. As with purchases, redemptions must be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by the Distributor prior to the close of regular trading on the NYSE on that date, and if all other procedures set forth in the Participant Agreement are followed.

Transaction Fee on Redemption of Creation Units. The ETFs impose a "Redemption Transaction Fee" on each redemption of Creation Units. The amount of the Redemption Transaction Fee on redemptions effectuated through the NSCC and DTC, and on nonconforming redemptions, is the same as the Creation Transaction Fee (see page 21). The Redemption Transaction Fee is paid to the ETF. The fee protects existing shareholders of the ETF from the costs associated with redeeming Creation Units.

Legal Restrictions on Transactions in Certain Securities. An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the ETF's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the In-Kind Creation Basket applicable to the purchase of a Creation Unit.

Creations and redemptions of Shares will be subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended ("Securities Act"). The ETFs (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or an ETF could not lawfully deliver specific securities under such laws or the

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local laws of a jurisdiction in which the ETF invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an In-Kind Redemption Basket may be paid an equivalent amount of cash. An Authorized Participant or redeeming investor for which it is acting that is not a qualified institutional buyer (QIB) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Continuous Offering. You should be aware of certain legal risks unique to investors purchasing Creation Units directly from an ETF. Because Shares may be issued on an ongoing basis, a "distribution" of Shares could be occurring at any time. Certain activities that you perform with respect to the sale of Shares could, depending on the circumstances, result in your being deemed to be a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing ETF, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

ACTIVE INVESTORS AND MARKET TIMING

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the ETFs' Shares because investors primarily transact in ETF Shares on the secondary market. Frequent trading of Shares on the secondary market does not disrupt portfolio management, increase an ETF's trading costs, lead to realization of capital gains or otherwise harm ETF shareholders because these trades do not involve the issuance or redemption of ETF Shares.

The ETFs sell and redeem their Shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Authorized Participant and the Distributor, principally in exchange for a basket of securities. With respect to such trades directly with the ETFs, to the extent effected in-kind (i.e., for securities), they do not cause the harmful effects that may result from frequent cash trades.

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The Board recognized that to the extent that the ETFs allow or require trades to be effected in whole or in part in cash, those trades could result in dilution to an ETF and increased transaction costs, which could negatively impact an ETF's ability to achieve its investment objective. The Board also recognized, however, that direct trading by Authorized Participants is critical to ensuring that the ETFs' Shares trade at or close to NAV. Further, the ETFs may employ fair valuation pricing to minimize the potential for dilution from market timing. Moreover, each ETF imposes Transaction Fees on purchases and redemptions of ETF Shares, which increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that an ETF's costs increase in those circumstances. Each ETF reserves the right to impose additional restrictions on disruptive, excessive or short-term purchases.

DISTRIBUTION AND SERVICE PLAN

Each ETF has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, an ETF is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides such services, an ETF may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act.

No distribution or service fees are currently paid by any ETF, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in an ETF.

NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

Each ETF calculates its NAV per Share by:

• Taking the current market value of its total assets,

• Subtracting any liabilities, and

• Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

When calculating the NAV of an ETF's Shares, expenses are accrued and applied daily and stocks held by the ETF are valued at their market value when reliable market quotations are readily available. Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a third-party independent pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers. Certain short-term debt instruments used to manage an ETF's cash are valued on the basis

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of amortized cost. The values of any foreign securities held by an ETF are converted into U.S. dollars using an exchange rate obtained from an independent third party.

When reliable market quotations are not readily available, securities are priced at their fair value as determined in good faith using methods approved by the Board. An ETF may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the ETF's pricing time but after the close of the primary markets or exchanges on which the security is traded. Intervening events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change), or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing also may be used for domestic securities – for example, if (1) trading in a security is halted and does not resume before the ETF's pricing time or if a security does not trade in the course of a day and (2) the ETF holds enough of the security that its price could affect the ETF's NAV.

Fair-value prices are determined by the Valuation Committee, composed of representatives of the Manager and RP, according to procedures adopted by the Board. When fair-value pricing is employed, the prices of securities used by the ETF to calculate its NAV may differ from quoted or published prices for the same securities.

ETF WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the ETFs at www.grailadvisors.com. Among other things, this website includes this prospectus and the Statement of Additional Information, the ETFs' holdings, the ETFs' last annual and semi-annual reports (when available), pricing information about Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

Each day the ETFs are open for business, the Trust publicly disseminates their full portfolio holdings as of the close of the previous day through its website at www.grailadvisors.com. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which may be delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the opening of trading on the Exchange via the NSCC.

SECTION 12(d)(1) INFORMATION

The Trust and the ETFs are part of the Grail Advisors Actively Managed ETFs family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the Investment Company Act.

For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust

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regarding the terms of the investment. Accordingly, registered investment companies that wish to rely on the order must first enter into such a written agreement with the Trust and should contact the Trust to do so.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

ETF DISTRIBUTIONS

Each ETF pays out dividends from its net investment income, and distributes its net capital gains, if any, to shareholders annually. Each ETF typically earns dividends from stocks in which it invests. These amounts, net of expenses, are passed along to ETF shareholders as "income dividends." Each ETF realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain dividends".

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require ETF shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole Shares of the distributing ETF purchased in the secondary market. Without this service, investors would receive their distributions in cash.

TAXES

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided only as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

ETF distributions to you and sale of your Shares will have tax consequences to you. Such consequences may not apply if you hold your Shares through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account or 401(k) plan.

TAXES ON DISTRIBUTIONS

Distributions by an ETF generally are taxable to you as ordinary income or capital gains. Distributions of an ETF's "investment company taxable income" (which is, generally, ordinary income, net short-term capital gain in excess of net long-term capital loss, and net gains or losses from certain foreign currency transactions) will be taxable as ordinary income to the extent of the ETF's current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares.

Distributions of an ETF's net capital gain (which is net long-term capital gain in excess of net short-term capital losses) that are properly designated by the ETF as "capital gain dividends" will be taxable to you as long-term capital gains at a maximum rate of 15% (and, without Congressional action, 20% for taxable years beginning after 2012) in the case of individuals, trusts or estates, regardless of your holding period in the ETF's Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of an ETF's earnings and profits first will reduce your adjusted tax basis in its Shares and, after the adjusted basis is reduced to zero, will constitute capital gain. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% (20%), if the

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distributions are attributable to Shares held by you for more than one year. Distributions by an ETF that qualify as "qualified dividend income" are taxable to you at the long-term capital gain rate through 2012 and, without Congressional action, will be taxable as ordinary income thereafter. In order for a distribution by an ETF to be treated as qualified dividend income, it must be attributable to dividends the ETF receives on stock of most domestic corporations and certain foreign corporations with respect to which the ETF satisfies certain holding period and other requirements and you must meet similar requirements with respect to the ETF's Shares.

Distributions of the ETF's investment company taxable income and net capital gains will also be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" beginning in 2013 for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly) and for certain trusts and estates.

Corporate shareholders are generally eligible for the 70% dividends-received deduction with respect to an ETF's ordinary income dividends, but not its capital gain dividends, to the extent the ETF designates such dividends as qualifying for this deduction, except that the aggregate amount so designated in any year cannot exceed the dividends received by an ETF from domestic corporations.

Under a dividend reinvestment service, you may have the option to have all cash distributions automatically reinvested in additional ETF Shares. Any distributions reinvested under such a service will nevertheless be taxable to you. You will have an adjusted basis in the additional Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution plus the amount of any fees charged for the transaction. The additional Shares will have a holding period commencing on the day following the day on which they are credited to your account.

In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

You may be subject to Federal back-up withholding, at a rate of 28%, if you have not provided an ETF with a taxpayer identification number (for an individual, a social security number) and made other required certifications.

You may also be subject to state and local taxes on distributions, sales and redemptions.

TAXES WHEN SHARES ARE SOLD

Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year; otherwise, it will be classified as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed under "wash sale" rules if other Shares of the same ETF are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

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TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An Authorized Participant that exchanges equity securities for one or more Creation Units generally will recognize a gain or a loss on the exchange. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger's aggregate basis in the securities surrendered plus (or minus) the Cash Component paid (or received). A person who redeems one or more Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Unit(s) and the aggregate market value of the securities received plus (or minus) the Cash Component received (or paid). The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Unit(s) cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon a redemption of one or more Creation Units is generally treated as long-term capital gain or loss if the Creation Unit(s) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing is only a summary of certain federal income tax considerations under current law, which is subject to change in the future. Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.

You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is in the ETFs' Statement of Additional Information.

PREMIUM/DISCOUNT INFORMATION

The below frequency distribution chart presents information about the difference between the daily market price for Shares of the ETF and the ETF's reported NAV for the four previous calendar quarters through December 31, 2010. The market price may be at, above or below the NAV. The ETF's NAV will fluctuate with changes in the market value of its portfolio holdings. The market price will fluctuate in accordance with changes in its NAV, as well as market supply and demand. The amount that the ETF's market price is above the reported NAV is called the premium. The amount that the ETF's market price is below the reported NAV is called the discount. The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the ETF's NAV is calculated (generally 4:00 p.m., Eastern time). The horizontal axis of the chart shows the premium or discount expressed in basis points. The vertical axis indicates the number of trading days in the period covered by the chart. Each bar in the chart shows the number of trading days in which the ETF traded within the premium/discount range indicated. The data below reflects past performance, which cannot be used to predict future results.

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RP GROWTH ETF

Frequency Distribution of Premiums and Discounts
NAV vs Bid/Ask Midpoint

RP FOCUSED LARGE CAP GROWTH ETF

Frequency Distribution of Premiums and Discounts
NAV vs Bid/Ask Midpoint

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each ETF's financial performance since inception. The total return in the table represent the rate that an investor would have earned (or lost) on an investment in the ETF (assuming reinvestment of all dividends and other distributions). For the fiscal year ended October 31, 2010 and the period October 2, 2009 (commencement of offering of shares) through October 31, 2009, the information has been derived from the ETF's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm. The Statement of Additional Information contains the financial statements and independent accountant's report thereon of the ETFs.

RP Growth ETF	For the Year Ended October 31, 2010	For the Period October 2, 2009(1) through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$25.12	$25.00
Net investment income (loss)(2)	(0.05)	— (3)
Net realized and unrealized gain on investments	4.64	0.12
Total gain from investment operations	4.59	0.12
Less Distributions from:
Net investment income	(0.06)	—
Net realized gains	(0.09)	—
Total distribution to shareholders	(0.15)	—
Net asset value, end of period	$29.56	$25.12
Total Return at NAV(4)	18.29%	0.48%
Total Return at Market(4)	18.24%	0.56%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$4,434	$2,513
Ratios to average net assets of:
Expenses, net of expense waivers(5)	0.89%	0.89%
Expenses, prior to expense waivers(5)	4.52%	17.21%
Net investment income, net of waivers(5)	(0.18)%	(0.10)%
Portfolio turnover(6)	45.47%	10.93%

(1) Commencement of offering of shares.

(2) Based on average shares outstanding.

(3) Less than $0.005 per share.

(4) Total return at net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

(5) Annualized.

(6) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the ETF's capital shares.

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RP Focused Large Cap Growth ETF	For the Year Ended October 31, 2010	For the Period October 2, 2009(1) through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$25.09	$25.00
Net investment income (loss)(2)	(0.06)	— (3)
Net realized and unrealized gain on investments.	4.73	0.09
Total gain from investment operations	4.67	0.09
Less Distributions from:
Net investment income	(0.04)	—
Net realized gains	(0.10)	—
Total distribution to shareholders	(0.14)	—
Net asset value, end of period	$29.62	$25.09
Total Return at NAV(4)	18.64%	0.36%
Total Return at Market(4)	18.31%	0.64%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$8,887	$2,509
Ratios to average net assets of:
Expenses, net of expense waivers(5)	0.89%	0.89%
Expenses, prior to expense waivers(5)	3.57%	17.36%
Net investment income, net of waivers(5)	(0.22)%	(0.08)%
Portfolio turnover rate(6)	51.37%	5.67%

(1) Commencement of offering of shares.

(2) Based on average shares outstanding.

(3) Less than $0.005 per share.

(4) Total return at net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

(5) Annualized.

(6) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the ETF's capital shares.

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GRAIL ADVISORS ACTIVELY MANAGED ETFS

If you would like more information about the ETFs and the Trust, the following documents are available free, upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the ETFs appears in their annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each ETF's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated February 28, 2011, which contains more details about the ETFs, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

To receive a free copy of the latest annual or semi-annual report, or the Statement of Additional Information, or to request additional information about the ETFs, please contact us as follows:

Call: 1-415-677-5870

Write: Grail Advisors ETF Trust
c/o Grail Advisors, LLC
One Ferry Building, Suite 255
San Francisco, CA 94111

Visit: www.grailadvisors.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

Information about the ETFs, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

Investment Company Act File No. 811-22154.

Prospectus    February 28, 2011

Grail Advisors Actively Managed ETFs

Grail McDonnell Intermediate Municipal Bond ETF (GMMB)

Grail McDonnell Core Taxable Bond ETF (GMTB)

This Prospectus provides important information about the ETFs that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the ETFs ("Shares") are listed and traded on NYSE Arca, Inc. ("Exchange").

www.grailadvisors.com  1-415-677-5870

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated February 28, 2011 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

FUND SUMMARY

GRAIL MCDONNELL INTERMEDIATE MUNICIPAL BOND ETF

INVESTMENT OBJECTIVE

High level of current tax-exempt income and higher risk-adjusted returns relative to its benchmark.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee:	0.30%
Distribution and/or service (12b-1) fees:	0.00%
Other Expenses:	5.29%
Total Annual Fund Operating Expenses:	5.59%
Expense Reduction/Reimbursement:(1)	(5.24)%
Total Annual Fund Operating Expenses after Expense Reduction/Reimbursement:	0.35%

(1) The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.35% of the ETF's average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least March 1, 2011. The Expense Cap may be terminated earlier only upon the approval of the Board. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

EXAMPLE

The following example is intended to help you compare the cost of investing in the ETF with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the ETF provides a return of 5% a year, and that operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$36	$1,199	$2,348	$5,163

PORTFOLIO TURNOVER

The ETF may pay transaction costs, including commissions when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when ETF shares are held in a taxable account. These costs, which are not reflected

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in annual fund operating expenses or in the example, affect the ETF's performance. During the most recent fiscal year, the ETF's portfolio turnover rate was 92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The ETF invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities with interest payments exempt from federal income taxes. The ETF will typically invest in municipal securities and will invest, under normal market conditions, primarily in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes, although interest paid on municipal securities may be subject to the alternative minimum tax. The ETF's investments generally include municipal securities with a full range of maturities and broad issuer and geographic diversification. While the ETF may invest in securities of any maturity, under normal circumstances, the dollar-weighted average maturity of the portfolio is expected to range from three to ten years.

McDonnell, as the ETF's sub-adviser, employs a total return investment strategy which emphasizes sector and security selection and yield curve positioning. Sector and security decisions are reached through robust fundamental credit analysis as well as an assessment that incorporates the sector and security's credit momentum. The total return strategy places a limited dependence on adjusting the portfolio in anticipation of a change in the level of interest rates.

The ETF invests primarily in investment grade securities, which are securities rated in one of the top four credit quality categories by at least one nationally recognized statistical rating organization rating that security (a "rating agency"). The ETF considers pre-refunded bonds or escrowed to maturity municipal securities, regardless of rating, to be investment grade securities. The ETF may invest up to 20% of its net assets in high yield securities or below investment-grade securities rated BB+ (or comparable) or below by a rating agency or, if unrated, determined by McDonnell to be of comparable quality.

The ETF may invest up to 20% of its assets in taxable debt securities. These may include securities issued by the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed and other asset-backed securities, and securities of other investment companies, including other ETFs. The ETF may only invest in U.S. dollar-denominated securities.

Unless otherwise stated, all percentage limitations on ETF investments apply at the time of investment.

PRINCIPAL RISKS

An investment in the ETF involves risk, including those described below. The value of the ETF's holdings may decline, and the ETF's share price may go down.

Credit Risk. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the ETF a loss. If an issuer's financial health deteriorates, it may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its obligations, including making timely

4

payment of interest and principal. Although a downgrade of a bond's credit ratings may not affect its price, a decline in credit quality may make bonds less attractive, thereby increasing the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

The fixed income securities held by the ETF are subject to the risk that the issuer will be unwilling or unable to satisfy its obligations to the ETF, including the periodic payment of interest or the payment of principal upon maturity.

Rating agencies are private services that provide ratings of the credit quality of fixed income securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Further, rating agencies may end coverage of a previously-rated security. The ETF will not necessarily sell a security if its rating is reduced. The ETF's sub-adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ETF may purchase unrated securities (which are not rated by a rating agency) if the sub-adviser determines that the security is of comparable quality to a rated security that the ETF may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the sub-adviser may not accurately evaluate the security's comparative credit rating.

ETF Risk. The Shares may trade above or below their NAV. The NAV of the ETF will generally fluctuate with changes in the market value of the ETF's holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. The Manager cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due to the fact that supply and demand forces at work in the secondary trading market for Shares are closely related to, but not identical to, the same forces influencing the prices of the securities held by the ETF. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the ETF's portfolio holdings are fully disclosed on a daily basis, large discounts or premiums to the NAV of Shares should not be sustained.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations. Effective duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Liquidity Risk. Liquidity risk exists with respect to investments that are or become difficult to sell. During periods of market turbulence or low trading activity, in order to meet redemptions it may be necessary for the ETF to sell securities at prices or times that are disadvantageous to the ETF. Additionally, the market for certain investments may be or become illiquid independent of any specific adverse changes in the conditions of a particular issuer. To the extent the ETF uses derivatives or invests in lower-rated securities, it will tend to have increased exposure to liquidity risk.

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The ETF may invest in unregistered securities, including Rule 144A securities, that are purchased directly from the issuer or in the secondary market and are subject to limitations on resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the ETF might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.

Management Risk. Securities selected by McDonnell for the ETF may not perform as expected. This could result in the ETF's underperformance compared to other funds with similar investment objectives.

Market Risk. Market risk involves the possibility that the value of the ETF's investments will decline, sometimes unpredictably or rapidly, due to drops in the securities markets generally or particular industries represented in the securities markets. The prices of and the income generated by securities held by the ETF may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the ETF, general economic and market conditions, regional or global instability, and interest rate fluctuations. Market turbulence in financial markets occurs from time to time at various levels, and can be extreme, resulting in reduced liquidity in credit and fixed income markets, which would likely have a negatively affect on many issuers worldwide and an adverse effect on the ETF.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the ETF holds mortgage-related securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may repay their mortgages sooner than expected. This can reduce the ETF's returns because the ETF may have to reinvest that money at the lower prevailing interest rates. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view the interest rate as too low for a longer-term investment. An ETF's investments in other asset-backed securities are subject to similar risks and additional risks associated with the nature of the assets and the servicing of those assets.

Municipal Securities Risk. Municipal securities are subject to interest rate, credit and market risk. The ETF's investments in municipal securities will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. The ETF will be more sensitive to a particular adverse economic, business or political development if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation or utilities), industrial development bonds, or in bonds from issuers in a single state.

There is no guarantee that all of the ETF's income from municipal securities will be exempt from federal or state income taxes. Income from municipal bonds held by the ETF could be declared taxable due to unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Events occurring after the date of issuance of a municipal bond or after the ETF's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions

6

by the ETF to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Investment Grade Securities Risk. Below investment-grade securities, or "junk bonds," are more likely to pose a credit risk, as the issuers of these securities are more likely to have problems making interest and principal payments than issuers of higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities, and prices of these securities may be more sensitive to adverse economic downturns or individual corporate developments. If the issuer of the securities defaults, the ETF may incur additional expenses to seek recovery. The secondary market in which below investment-grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the ETF could sell a particular security, and could cause large fluctuations in the ETF's NAV. Adverse publicity and investor perceptions may decrease the value and liquidity of lower-rated securities.

Prepayment Risk. If interest rates fall, it is possible that issuers of certain bonds will call, or prepay, their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the ETF would likely have to replace the called security with a lower yielding security resulting in a decrease in the ETF's net investment income.

Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF will continue to be met or will remain unchanged.

An investment in the ETF is not a deposit in a bank and it is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

PERFORMANCE

Because the ETF has not yet completed a calendar year of investment operations, performance information is not yet available. The ETF's past performance (before and after taxes) is not necessarily an indication of how the ETF will perform in the future. For current performance information, please visit www.grailadvisors.com.

INVESTMENT ADVISOR

Grail Advisors, LLC is the investment manager for the ETF. McDonnell Investment Management, LLC ("McDonnell") acts as sub-adviser of the ETF.

PORTFOLIO MANAGER

The ETF is managed by a team of investment professionals at McDonnell. The team consists of Steve Wlodarski, CFA, Managing Director; James Grabovac, CFA, Managing Director;

7

Dawn Daggy-Mangerson, Vice President and Lawrence Jones, Portfolio Manager. These team members have managed the ETF since its inception in 2010.

PURCHASE AND SALE OF ETF SHARES

The ETF issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called "Creation Units." Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or lesser than their NAV.

TAX INFORMATION

Distributions you receive from the ETF are generally not subject to federal income tax. However, the ETF may distribute taxable dividends, including distributions of short-term capital gains, which are subject to federal taxation as ordinary income. The ETF's distributions of net long-term capital gains are taxable as long-term capital gains for federal income tax purposes. In addition, a portion of the ETF's distributions may be subject to the federal alternative minimum tax.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the ETF and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY

GRAIL MCDONNELL CORE TAXABLE BOND ETF

INVESTMENT OBJECTIVE

High level of current income and higher risk-adjusted returns relative to its benchmark.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee:	0.30%
Distribution and/or service (12b-1) fees:	0.00%
Other Expenses:	6.05%
Total Annual Fund Operating Expenses:	6.35%
Expense Reduction/Reimbursement:(1)	(6.00)%
Total Annual Fund Operating Expenses after Expense Reduction/Reimbursement:	0.35%

(1) The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.35% of the ETF's average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least March 1, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

EXAMPLE

The following example is intended to help you compare the cost of investing in the ETF with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the ETF provides a return of 5% a year, and that operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$36	$1,347	$2,623	$5,665

PORTFOLIO TURNOVER

The ETF may pay transaction costs, including commissions when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when ETF shares are held in a taxable account. These costs, which are not reflected

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in annual fund operating expenses or in the example, affect the ETF's performance. During the most recent fiscal year, the ETF's portfolio turnover rate was 123% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The ETF invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities. The ETF will invest primarily in investment-grade securities, including securities issued by the U.S. Government, its agencies and instrumentalities, municipal securities, mortgage-backed and other asset-backed securities, and corporate and bank obligations, including commercial paper, corporate notes and bonds. While the ETF may invest in securities of any maturity, under normal circumstances, the average effective duration of the portfolio is typically expected to range from three to six years. Effective duration is a measure of the underlying portfolio's price sensitivity to changes in interest rates and the approximate impact those changes have on the expected cash flows of the underlying bonds.

McDonnell, as the ETF's sub-adviser, employs a total return investment strategy which emphasizes sector and security selection and yield curve positioning. Sector and security decisions are reached through robust fundamental credit analysis as well as an assessment that incorporates the sector and security's credit momentum. The total return strategy places a limited dependence on adjusting the portfolio in anticipation of a change in the level of interest rates.

The ETF invests primarily in investment grade securities, which are securities rated in one of the top four credit quality categories by at least one nationally recognized statistical rating organization rating that security (a "rating agency"). The ETF may invest up to 20% of its net assets in high yield securities or below investment-grade securities rated BB+ (or comparable) or below by a rating agency or, if unrated, determined by McDonnell to be of comparable quality.

The ETF may invest without limit in securities issued by the U.S. Government, its agencies and instrumentalities, up to 90% of its assets in mortgage-backed and other asset-backed securities, and up to 80% of its assets in corporate bonds. In addition, the ETF may invest up to 30% of its assets in municipal securities. The ETF may only invest in U.S. dollar-denominated securities. It may also invest in securities of other investment companies, including other ETFs and money market funds.

Unless otherwise stated, all percentage limitations on ETF investments apply at the time of investment.

PRINCIPAL RISKS

An investment in the ETF involves risk, including those described below. The value of the ETF's holdings may decline, and the ETF's share price may go down.

Credit Risk. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the ETF a loss. If an issuer's financial health deteriorates, it may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its obligations, including making timely payment of interest and principal. Although a downgrade of a bond's credit ratings may not affect its price, a decline in credit quality may make bonds less attractive, thereby increasing the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

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The fixed income securities held by the ETF are subject to the risk that the issuer will be unwilling or unable to satisfy its obligations to the ETF, including the periodic payment of interest or the payment of principal upon maturity.

Rating agencies are private services that provide ratings of the credit quality of fixed income securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Further, rating agencies may end coverage of a previously-rated security. The ETF will not necessarily sell a security if its rating is reduced. The ETF's sub-adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ETF may purchase unrated securities (which are not rated by a rating agency) if the sub-adviser determines that the security is of comparable quality to a rated security that the ETF may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the sub-adviser may not accurately evaluate the security's comparative credit rating.

ETF Risk. The Shares may trade above or below their NAV. The NAV of the ETF will generally fluctuate with changes in the market value of the ETF's holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. The Manager cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due to the fact that supply and demand forces at work in the secondary trading market for Shares are closely related to, but not identical to, the same forces influencing the prices of the securities held by the ETF. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the ETF's portfolio holdings are fully disclosed on a daily basis, large discounts or premiums to the NAV of Shares should not be sustained.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations. Effective duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Liquidity Risk. Liquidity risk exists with respect to investments that are or become difficult to sell. During periods of market turbulence or low trading activity, in order to meet redemptions it may be necessary for the ETF to sell securities at prices or times that are disadvantageous to the ETF. Additionally, the market for certain investments may be or become illiquid independent of any specific adverse changes in the conditions of a particular issuer. To the extent the ETF uses derivatives or invests in lower-rated securities, it will tend to have increased exposure to liquidity risk.

The ETF may invest in unregistered securities, including Rule 144A securities, that are purchased directly from the issuer or in the secondary market and are subject to limitations on resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the ETF might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.

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Management Risk. Securities selected by McDonnell for the ETF may not perform as expected. This could result in the ETF's underperformance compared to other funds with similar investment objectives.

Market Risk. Market risk involves the possibility that the value of the ETF's investments will decline, sometimes unpredictably or rapidly, due to drops in the securities markets generally or particular industries represented in the securities markets. The prices of and the income generated by securities held by the ETF may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the ETF, general economic and market conditions, regional or global instability, and interest rate fluctuations. Market turbulence in financial markets occurs from time to time at various levels, and can be extreme, resulting in reduced liquidity in credit and fixed income markets, which would likely have a negatively affect on many issuers worldwide and an adverse effect on the ETF.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the ETF holds mortgage-related securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may repay their mortgages sooner than expected. This can reduce the ETF's returns because the ETF may have to reinvest that money at the lower prevailing interest rates. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view the interest rate as too low for a longer-term investment. An ETF's investments in other asset-backed securities are subject to similar risks and additional risks associated with the nature of the assets and the servicing of those assets.

Municipal Securities Risk. Municipal securities are subject to interest rate, credit and market risk. The ETF's investments in municipal securities will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. The ETF will be more sensitive to a particular adverse economic, business or political development if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation or utilities), industrial development bonds, or in bonds from issuers in a single state.

There is no guarantee that all of the ETF's income from municipal securities will be exempt from federal or state income taxes. Income from municipal bonds held by the ETF could be declared taxable due to unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Events occurring after the date of issuance of a municipal bond or after the ETF's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the ETF to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Investment Grade Securities Risk. Below investment-grade securities, or "junk bonds," are more likely to pose a credit risk, as the issuers of these securities are more likely to have problems making interest and principal payments than issuers of higher-rated securities. Lower-rated securities

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may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities, and prices of these securities may be more sensitive to adverse economic downturns or individual corporate developments. If the issuer of the securities defaults, the ETF may incur additional expenses to seek recovery. The secondary market in which below investment-grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the ETF could sell a particular security, and could cause large fluctuations in the ETF's NAV. Adverse publicity and investor perceptions may decrease the value and liquidity of lower-rated securities.

Prepayment Risk. If interest rates fall, it is possible that issuers of certain bonds will call, or prepay, their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the ETF would likely have to replace the called security with a lower yielding security resulting in a decrease in the ETF's net investment income.

Trading Risk. Although the Shares will be listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF will continue to be met or will remain unchanged.

An investment in the ETF is not a deposit in a bank and it is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

PERFORMANCE

Because the ETF has not yet completed a calendar year of investment operations, performance information is not yet available. The ETF's past performance (before and after taxes) is not necessarily an indication of how the ETF will perform in the future. For current performance information, please visit www.grailadvisors.com.

INVESTMENT ADVISOR

Grail Advisors, LLC is the investment manager for the ETF. McDonnell Investment Management, LLC ("McDonnell") acts as sub-adviser of the ETF.

PORTFOLIO MANAGER

The ETF is managed by a team of investment professionals at McDonnell. The team consists of Mark J. Giura, Managing Director, Dirk D. Davis, Vice President, and Thomas W. O'Connell, Vice President. These team members have managed the ETF since its inception in 2010.

PURCHASE AND SALE OF ETF SHARES

The ETF issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called "Creation Units."Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market

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at market prices that change throughout the day. Market prices of Shares may be greater or lesser than their NAV.

TAX INFORMATION

Distributions you receive from the ETF are taxed as ordinary income for federal income tax purposes, except to the extent designated as net capital gain, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the ETF and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE ETF

HOW ARE THE ETFS DIFFERENT FROM INDEX-BASED ETFS?

Whereas index-based ETFs seek to replicate the holdings of a specified index, the ETFs use an actively managed investment strategy to meet their investment objectives. Thus, each ETF's sub-adviser has the discretion on a daily basis to choose securities for the ETF's portfolio consistent with the ETF's investment objective.

The ETFs are designed for investors who seek exposure to an actively managed portfolio of fixed income securities. The ETFs may be suitable for long-term investment and may also be used as an asset allocation tool or as a trading instrument.

HOW ARE THE ETFS DIFFERENT FROM MUTUAL FUNDS?

Redeemability. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the day. Shares of the ETFs, by contrast, cannot be purchased from or redeemed with the ETFs except by or through Authorized Participants (defined below), and then only for cash and/or an in-kind basket of securities.

Exchange Listing. Unlike mutual fund shares, Shares will be listed for trading on the Exchange. An organized trading market is expected to exist for the Shares. Investors can purchase and sell Shares on the secondary market through a broker. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of an ETF's portfolio holdings. The market price of Shares may differ from the NAV of an ETF. The difference between market price of Shares and the NAV of an ETF is expected to be small most of the time, although it may be significant, especially in times of extreme market volatility.

Tax Treatment. The design of the Shares may provide for greater tax efficiency than mutual fund shares. Specifically, to the extent an ETF redeems Shares in-kind, ETF shareholders may be protected from certain adverse tax consequences associated with mutual fund shares, due to the mutual fund's need to sell portfolio securities to obtain cash to meet such redemptions and, as necessary, recognize taxable gains in connection with such sales. By contrast, to the extent an ETF redeems Shares in-kind, as opposed to cash, the ETF's in-kind redemption mechanism would reduce, relative to a mutual fund, taxable gains resulting from redemptions. However, each ETF cannot predict to what extent, if any, it will redeem Shares in-kind rather than cash.

ADDITIONAL INFORMATION ABOUT THE ETFS' PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This Prospectus does not describe all of the ETFs' investment practices and additional information about the ETFs' risks and investments can be found in the ETFs' SAI.

Under adverse market conditions, an ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. A larger

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percentage of such investments could adversely affect an ETF's investment results. An ETF may not achieve its investment objective using this type of investing.

Each ETF's portfolio holdings as of the time the ETF calculates its NAV are disclosed daily on the ETF's website after the close of trading on the Exchange each day, and prior to the opening of trading on the Exchange on the following day.

A description of the ETFs' policies and procedures with respect to the disclosure of the ETFs' portfolio holdings is available in the ETFs' SAI. Information about the premiums and discounts at which the ETFs' shares have traded is available at www.grailadvisors.com.

ETF MANAGEMENT

GRAIL ADVISORS, LLC

The Manager, a majority-owned subsidiary of Grail Partners, LLC, acts as the ETF's investment manager. The Manager is a Delaware limited liability company with its principal offices located at One Ferry Building, Suite 255, San Francisco, CA 94111. The Manager is responsible for overseeing the management of the ETFs but does not oversee the day-to-day investment of the ETFs' portfolios. The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of McDonnell. These services are provided under the terms of an Investment Management Agreement, effective for the ETFs as of December 31, 2009 ("Investment Management Agreement"), between the Trust, on behalf of each ETF, and the Manager.

The Manager has received bids to purchase its ownership interests and has been involved in ongoing discussions with different parties concerning a sale or other transaction resulting in a change of control of the Manager in order to enable it to continue its operations, including paying its current and future obligations under its fee waiver and expense reimbursements agreements. A sale of the Manager's interests, if consummated, or other change of control may result in the assignment of its existing advisory agreements with the ETFs, requiring shareholder approval in order for the Manager to continue as the ETF's investment adviser or, depending upon a buyer's future plans, result in the liquidation of certain ETFs. If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the ETFs may be liquidated. The Board of Trustees of the Trust has the authority to approve the liquidation of each ETF without shareholder approval.

Pursuant to the Investment Management Agreement, each ETF pays the Manager a management fee for the services and facilities it provides payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of the ETF's average daily net assets. From time to time, the Manager may waive all or a portion of its fee, and it has agreed to the Expense Cap shown in the fee table above; any such waiver would increase an ETF's performance. The Manager is responsible for compensating McDonnell out of the management fees it receives from each ETF. The Manager may, from time to time, at its own expense from its own resources, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

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ETF	Management Fee
Grail McDonnell Intermediate Municipal Bond ETF	0.30%
Grail McDonnell Core Taxable Bond ETF	0.30%

MCDONNELL INVESTMENT MANAGEMENT, LLC

McDonnell acts as sub-adviser of each ETF. McDonnell is registered as an investment adviser with the SEC and is located at 1515 W. 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell, a Delaware limited liability company, began operations in 2001, and it is 100% employee owned. As of December 31, 2010, McDonnell had more than 90 employees and managed over 500 client relationships with over $14 billion in assets under management. In addition to the services it provides the ETFs, McDonnell offers its advisory services to separate accounts for institutional and private clients, and sub-advised mutual funds.

McDonnell provides day-to-day portfolio management services to each ETF and has discretion to purchase and sell securities in accordance with the ETFs' objectives, policies, and restrictions.

McDonnell has entered into an Investment Sub-Advisory Agreement between the Manager and McDonnell, dated December 31, 2009 ("McDonnell Subadvisory Agreement"), with respect to each ETF. Pursuant to the McDonnell Subadvisory Agreement, McDonnell receives fees from the Manager to provide the services described above. These fees are paid by the Manager out of the advisory fees it receives from an ETF; they are not separately paid by an ETF. From time to time, McDonnell may waive all or a portion of its fee.

PORTFOLIO MANAGERS

The ETFs are managed by teams of investment professionals. Generally, the teams' portfolio managers are not assigned to specific portfolios, with each individual assigned to a particular fixed income sector and/or maturity range. Rather, portfolio managers on each team perform all trading functions as well as risk management assessments, and work in an integrated fashion with McDonnell's fixed income research analysts. The members of the portfolio management teams are as follows:

Tax-Exempt Group:

Steve Wlodarski, CFA – Managing Director, Co-Head of Fixed Income Portfolio Management, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2001.

James Grabovac, CFA – Managing Director, Senior Portfolio Manager, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2002.

Dawn Daggy-Mangerson – Vice President, Senior Portfolio Manager, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2006. Prior to joining McDonnell, Ms. Daggy-Mangerson served as Managing Director and Fixed Income Portfolio Manager at ABN AMRO/Chicago Capital Management, beginning in 2000.

Lawrence Jones – Portfolio Manager, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2001.

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Taxable Group:

Mark J. Giura – Managing Director, Co-Head of Fixed Income Portfolio Management, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2001.

Dirk D. Davis – Vice President, Senior Portfolio Manager, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2001.

Thomas W. O'Connell – Vice President – Portfolio Manager, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2005. Prior to joining McDonnell, Mr. O'Connell served as Vice President and Corporate Bond Trader for J.P. Morgan Securities.

The ETFs' Statement of Additional Information provides additional information about the portfolio managers at McDonnell, including other accounts they manage, their ownership in the ETFs they manage, and their compensation.

APPROVAL OF ADVISORY AGREEMENTS

A discussion regarding the basis for the Board's approval of the Investment Management Agreement and the McDonnell Subadvisory Agreement is available in the ETFs' report to shareholders dated April 30, 2010.

OTHER SERVICE PROVIDERS

ALPS Distributors, Inc. ("Distributor"), 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor of Creation Units for each ETF on an agency basis. The Distributor does not maintain a secondary market in Shares.

BNY Mellon ("BNY Mellon"), One Wall Street, New York, New York 10286, is the administrator, fund accountant and transfer agent for the ETFs.

BNY Mellon, One Wall Street, New York, New York 10286, is also the custodian for the ETFs.

K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006 serves as legal counsel to the ETFs.

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the ETFs' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the ETFs.

BUYING AND SELLING ETF SHARES

Shares are issued or redeemed by each ETF at NAV per Share only in Creation Units of 50,000 Shares. The value of one Creation Unit of the ETFs, as of December 31, 2010, is set forth below:

ETF	Value of One Creation Unit
Grail McDonnell Intermediate Municipal Bond ETF	$2,484,000
Grail McDonnell Core Taxable Bond ETF	$2,525,500

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Shares trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors will purchase and redeem shares directly from the ETFs. Thus, certain information in this Prospectus is not relevant to most retail investors. For example, information about buying and redeeming Shares directly with the ETFs and about Transaction Fees imposed on such purchases and redemptions is not relevant to most retail investors.

Except when aggregated in Creation Units, Shares are not redeemable with the ETFs. Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Most investors will buy and sell Shares in secondary market transactions through brokers and therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in an ETF and no minimum number of Shares you must buy.

The Shares are listed on NYSE Arca, Inc. (the Exchange) under the following symbols:

ETF	Trading Symbol
Grail McDonnell Intermediate Municipal Bond ETF	GMMB
Grail McDonnell Core Taxable Bond ETF	GMTB

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC"), or its nominee, will be the registered owner of all outstanding Shares of the ETFs and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares,

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and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the ETFs.

Share Trading Prices. The trading prices of an ETF's Shares may differ from the ETF's daily NAV and can be affected by market forces of supply and demand for the ETF's Shares, the prices of the ETF's portfolio securities, economic conditions and other factors.

A market information provider intends to disseminate the approximate value of each ETF's portfolio every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of an ETF because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The ETFs are not involved in, or responsible for, the calculation or dissemination of the approximate values and make no warranty as to the accuracy of these values.

BUYING SHARES DIRECTLY FROM THE ETFS

You can purchase Shares directly from the ETFs only in Creation Units or multiples thereof. Though the current number of Shares in a Creation Unit is 50,000, it may, but is not expected to, change over time. The ETFs will not issue fractional Creation Units. The ETFs reserve the right to reject any purchase request at any time, for any reason, and without notice. The ETFs can stop selling Shares or postpone payment of redemption proceeds at times when the Exchange is closed or under any emergency circumstances as determined by the SEC.

Creation Units may be purchased in exchange for a "Fund Deposit." A Fund Deposit consists of (i) a basket of securities – known as the In-Kind Creation Basket – and a Balancing Amount, as described below, (ii) a basket of certain in-kind securities and cash ("Partial Cash Value," and together with the in-kind basket, an "In-Kind/Cash Basket") or (iii) all cash (the "Cash Value"). In all instances the value of the Fund Deposit will be equal to the value of the Creation Unit.

To purchase Shares directly from an ETF, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An "Authorized Participant" is a participant of the Continuous Net Settlement System of the NSCC or the DTC that has executed a Participant Agreement with the Distributor. The Distributor will provide a list of Authorized Participants upon request. Authorized Participants may purchase Creation Units of Shares, and sell individual Shares on the Exchange. See "Continuous Offering" below.

In-Kind Creation Basket. On each business day, prior to the opening of trading on the Exchange, BNY Mellon will post on the NSCC bulletin board the In-Kind Creation Basket for each ETF for that day. The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to an ETF for such a Creation Unit purchase. Each ETF reserves the right to accept a nonconforming or "custom" In-Kind Creation Basket.

Balancing Amount and Cash Component. In addition to the In-Kind Creation Basket, a purchaser will typically pay to the ETF a "Balancing Amount" equal to the difference between the NAV of a Creation Unit and the value of the securities in the In-Kind Creation Basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. BNY Mellon will publish, on a daily basis,

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information about the previous day's Balancing Amount. With respect to Fund Deposits of an In-Kind Creation Basket, the Balancing Amount and the Transaction Fee may be referred to collectively as the "Cash Component."

In-Kind/Cash Basket. In lieu of depositing the In-Kind Creation Basket and Balancing Amount, the purchaser of a Creation Unit may make a Fund Deposit of an In-Kind/Cash Basket. The cash portion of such a Fund Deposit is known as the Partial Cash Value and will be subject to a variable charge, as explained below. With respect to Fund Deposits of In-Kind/Cash Baskets, the Partial Cash Value and the Transaction Fee may be referred to collectively as the Cash Component.

Cash Value. In lieu of depositing the In-Kind Creation Basket and Balancing Amount or an In-Kind/Cash Basket, a Fund Deposit may consist solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value. Any such purchases will be subject to a variable charge, as explained below. BNY Mellon will publish, on a daily basis, information about the Cash Value of a Creation Unit. With respect to any Fund Deposit of a Cash Value, the Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Placement of Purchase Orders. All purchase orders must be placed by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process for Fund Deposits of In-Kind Creation Baskets of the Grail McDonnell Intermediate Municipal Bond ETF may be charged a higher transaction fee (discussed below). Fund Deposits of In-Kind Creation Baskets generally must be received by the Distributor prior to the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time) and Fund Deposits of In-Kind/Cash Baskets and Cash Values generally must be received two hours prior (with respect to each, the "Order Cut-Off Time") on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order to receive the NAV determined on that day. On days when the NYSE or the bond markets close earlier than normal (for example, the day before a holiday), the ETF may require purchase orders to be placed earlier in the day.

Transaction Fee on Purchases of Creation Units. Each ETF may impose a "Transaction Fee" on purchases of Creation Units to be paid by the purchaser in cash. The Transaction Fee is paid to the relevant ETF. The fee is designed to protect existing shareholders of an ETF from the costs associated with issuing Creation Units.

The Transaction Fee applied to purchases of Creation Units of the ETFs include two components – a standard fee and a variable charge:

	Transaction Fees
ETF	Standard Transaction Fee		Variable Charge
Grail McDonnell Intermediate Municipal Bond ETF	$500	*	Up to 3.0%
Grail McDonnell Core Taxable Bond ETF	$500		Up to 3.0%

* The Transaction Fee may be higher for transactions outside NSCC's enhanced clearing process.

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With respect to creations involving the in-kind deposit of securities with an ETF through the NSCC's enhanced clearing process, a flat (or standard) Transaction Fee applies, regardless of the number of Creation Units purchased on a business day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). With respect to creations involving the in-kind deposit of securities with an ETF "outside" the NSCC's enhanced clearing process, a higher standard transaction fee may be imposed on each Creation Unit purchase of the Grail McDonnell Intermediate Municipal Bond ETF.

The Transaction Fees imposed in creation transactions of both ETFs involving an In-Kind/Cash Basket, including a Partial Cash Value, may also include a variable charge of up to 3% of the Partial Cash Value. Similarly, the Transaction Fees imposed in creation transactions of the ETFs involving a Cash Value may include a variable charge of up to 3% of the Cash Value.

Investors who, directly or indirectly, use the services of a broker or other such intermediary to compile the securities in the In-Kind Creation Basket or In-Kind/Cash Basket may pay additional fees for these services.

REDEEMING SHARES DIRECTLY FROM AN ETF

You may redeem Shares of the ETFs only in Creation Units or multiples thereof. To redeem Shares directly with an ETF, you must be an Authorized Participant or you must redeem through an Authorized Participant.

Creation Units generally may be redeemed in exchange for a "Fund Redemption." A Fund Redemption consists of (i) a basket of securities – known as the In-Kind Redemption Basket – and Balancing Amount, (ii) a basket of in-kind securities and Partial Cash Value or (iii) a Cash Value, in all instances equal to the value of a Creation Unit.

In-Kind Redemption Basket. If different from the In-Kind Creation Basket, the composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board; otherwise, the In-Kind Creation Basket posted may be assumed to be the In-Kind Redemption Basket, too. An ETF may honor a redemption request with a nonconforming or "custom" In-Kind Redemption Basket.

Balancing Amount and Cash Component. In addition to the In-Kind Redemption Basket, a redeeming investor will receive from (or pay to) the ETF a Balancing Amount in cash, depending on whether the NAV of a Creation Unit is higher (or lower) than the value of the securities in the In-Kind Redemption Basket. If due to receive a Balancing Amount, the amount actually received will be reduced by the amount of the applicable Transaction Fee. The Balancing Amount and the Transaction Fee may be referred to collectively as the Cash Component.

In-Kind/Cash Basket. In lieu of receiving the In-Kind Redemption Basket and Balancing Amount as a Fund Redemption, the redeemer of a Creation Unit may instead elect to receive an In-Kind/Cash Basket. The cash portion is known as the Partial Cash Value and will be subject to a variable charge, as explained above. With respect to Fund Redemptions consisting of an In-Kind/Cash Basket, the Partial Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

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Cash Value. In lieu of the In-Kind Redemption Basket and a Balancing Amount or an In-Kind/Cash Basket, Creation Units may be redeemed for a Fund Redemption consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value. Such redemptions will be subject to a variable charge, as explained above. BNY Mellon will publish, on a daily basis, information about the Cash Value of a Creation Unit. With respect to any Fund Redemption consisting of a Cash Value, the Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Placement of Redemption Orders. As with purchases, redemptions must be placed by or through an Authorized Participant and processed through DTC or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by the Distributor prior to the Order Cut-Off Time on that date, unless the NYSE or the bond markets close early that day in which case the ETF may require redemption orders to be received earlier in the day, and if all other procedures set forth in the Participant Agreement are followed.

Transaction Fee on Redemptions of Creation Units. The ETFs may impose a Transaction Fee on redemptions of Creation Units to be paid by the redeeming investor in cash. The Transaction Fee is paid to the ETF. The fee is designed to protect existing shareholders of the ETF from the costs associated with redeeming Creation Units. The amount of the Transaction Fee on redemptions effected through the NSCC and DTC is the same as that applied to creations. (See Transaction Fee on Purchases of Creation Units, page 21).

Legal Restrictions on Transactions in Certain Securities. An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the ETF's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the In-Kind Creation Basket applicable to the purchase of a Creation Unit.

Creations and redemptions of Shares will be subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended ("Securities Act"). The ETFs (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or an ETF could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the ETF invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an In-Kind Redemption Basket may be paid an equivalent amount of cash. An Authorized Participant or redeeming investor for which it is acting that is not a qualified institutional buyer (QIB) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Continuous Offering. You should be aware of certain legal risks unique to investors purchasing Creation Units directly from an ETF. Because Shares may be issued on an ongoing basis, a "distribution" of Shares could be occurring at any time. Certain activities that you perform with respect to the sale of Shares could, depending on the circumstances, result in your being deemed to be a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act. For example, you

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could be deemed a statutory underwriter if you purchase Creation Units from the issuing ETF, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

ACTIVE INVESTORS AND MARKET TIMING

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the ETFs' Shares because investors primarily transact in ETF Shares on the secondary market. Frequent trading of Shares on the secondary market does not disrupt portfolio management, increase an ETF's trading costs, lead to realization of capital gains or otherwise harm ETF shareholders because these trades do not involve the issuance or redemption of ETF Shares.

The ETFs sell and redeem their Shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Authorized Participant and the Distributor. With respect to such trades directly with the ETFs, to the extent effected in-kind (i.e., for securities), they do not cause the harmful effects that may result from frequent cash trades.

The Board recognized that to the extent that the ETFs allow or require trades to be effected in whole or in part in cash, those trades could result in dilution to an ETF and increased transaction costs, which could negatively impact an ETF's ability to achieve its investment objective. The Board also recognized, however, that direct trading by Authorized Participants is critical to ensuring that the ETFs' Shares trade at or close to NAV. Further, the ETFs may employ fair valuation pricing to minimize the potential for dilution from market timing. Moreover, each ETF imposes Transaction Fees on purchases and redemptions of ETF Shares, which increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that an ETF's costs increase in those circumstances. Each ETF reserves the right to impose additional restrictions on disruptive, excessive or short-term purchases.

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NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time, however, U.S. fixed income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that an early closing time is announced.

Each ETF calculates its NAV per Share by:

• Taking the current market value of its total assets,

• Subtracting any liabilities, and

• Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

When calculating the NAV of an ETF's Shares, expenses are accrued and applied daily and stocks held by the ETF are valued at their market value when reliable market quotations are readily available. Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a third-party independent pricing service using the mean between the bid and ask price. Prices obtained from independent pricing services use various observable inputs including but not limited to pricing formulas, such as dividend discount models, option valuation formulas and discounted cash flow models that might be applicable. In some cases, the price of debt securities is determined using quotes obtained from brokers. Certain short-term debt instruments used to manage an ETF's cash are valued on the basis of amortized cost. Exchange-traded derivatives are valued at the last sale price on the exchange. The values of any foreign securities held by an ETF are converted into U.S. dollars using an exchange rate obtained from an independent third party.

When reliable market quotations are not readily available, securities are priced at their fair value as determined in good faith using methods approved by the Board. An ETF may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the ETF's pricing time but after the close of the primary markets or exchanges on which the security is traded. Intervening events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change), or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing also may be used for domestic securities – for example, if (1) trading in a security is halted and does not resume before the ETF's pricing time or if a security does not trade in the course of a day, and (2) the ETF holds enough of the security that its price could affect the ETF's NAV.

Fair-value prices are determined by the Valuation Committee, composed of representatives of Grail and McDonnell, according to procedures adopted by the Board. When fair-value pricing is employed, the prices of securities used by the ETF to calculate its NAV may differ from quoted or published prices for the same securities.

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ETF WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the ETFs at www.grailadvisors.com. Among other things, this website includes this Prospectus and the Statement of Additional Information, the ETFs' holdings, the ETFs' last annual and semi-annual reports (when available), pricing information about Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

The ETFs publicly disseminate their full portfolio holdings each day the ETF is open for business through its website at www.grailadvisors.com. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify, respectively, the securities and share quantities which may be delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the opening of trading on the Exchange via the NSCC.

SECTION 12(d)(1) INFORMATION

The Trust and the ETFs are part of the Grail Advisors Actively Managed ETFs family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the Investment Company Act.

For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment. Accordingly, registered investment companies that wish to rely on the order must first enter into such a written agreement with the Trust and should contact the Trust to do so.

DIVIDENDS, DISTRIBUTIONS AND TAXES

ETF DISTRIBUTIONS

Each ETF pays out dividends from its net investment income to shareholders monthly. Each ETF distributes its net capital gains, if any, annually. Each ETF typically earns income dividends from its investments. These amounts, net of expenses, are passed along to ETF shareholders as "income dividend distributions." Each ETF realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gains distributions."

You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require

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ETF shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the same ETF purchased in the secondary market. Without this service, investors would receive their distributions in cash.

TAXES

As with any investment, you should consider how your investment in Shares of an ETF will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of an ETF.

ETF distributions and your sale of your Shares in an ETF will have tax consequences to you. Such consequences may not apply if you hold your Shares through a tax-exempt entity or tax-deferred retirement account, such as an IRA.

TAXES ON DISTRIBUTIONS

Distributions of an ETF's "investment company taxable income" (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to the extent of the ETF's current or accumulated earnings and profits.

Dividends paid by the Grail McDonnell Intermediate Municipal Bond ETF that are properly designated as exempt-interest dividends will not be subject to federal income tax. The Grail McDonnell Intermediate Municipal Bond ETF intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (although interest paid on municipal securities may be subject to the alternative minimum tax in the hands of corporate shareholders). Depending on your state of residence, exempt-interest dividends from interest earned on municipal securities of your state of residence or its political subdivisions may be exempt from income tax in that state, but income from municipal securities of other states generally will not qualify for tax-free treatment.

Distributions of an ETF's net capital gains (which are net long-term capital gains in excess of net short-term capital losses) properly designated by the ETF as "capital gain dividends" will be taxable to you as long-term capital gains at a maximum rate of 15% (20% after 2012) in the case of individuals, trusts or estates, regardless of your holding period in an ETF's Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of an ETF's earnings and profits first will reduce your adjusted tax basis in ETF Shares and, after the adjusted basis is reduced to zero, will constitute capital gains. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2012, and 20% thereafter, if the distributions are attributable to Shares held by you for more than one year.

Distributions of the ETF's investment company taxable income and net capital gains will also be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" beginning in 2013 for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly) and for certain trusts and estates.

Under a dividend reinvestment service, you may have the option that all cash distributions are automatically reinvested in additional ETF Shares. Any distributions reinvested under such a service will nevertheless be taxable to you. You will have an adjusted basis in the additional Shares purchased

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through such a reinvestment service equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to your account.

A distribution will reduce the ETF's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

If you lend your Grail McDonnell Intermediate Municipal Bond ETF Shares pursuant to securities lending or similar arrangements, you may lose the ability to treat the ETF dividends (paid while the Shares are held by the borrower) as tax-exempt income. Also, interest on indebtedness incurred by a shareholder to purchase or carry Shares of the ETF will not be deductible for federal income tax purposes. You should consult your financial intermediary or tax adviser before entering into such arrangements.

Exempt-interest dividends from the Grail McDonnell Intermediate Municipal Bond ETF are taken into account in determining the taxable portion of any Social Security or railroad retirement benefit that you receive.

In general, non-exempt distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

You may be subject to Federal back-up withholding, at a current rate of 28%, if you have not provided a taxpayer identification number or social security number and made other required certifications.

You may also be subject to state and local taxes on distributions, sales and redemptions.

TAXES WHEN SHARES ARE SOLD

Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if you held the Shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, any capital loss arising from the sale or disposition of Grail McDonnell Intermediate Municipal Bond ETF Shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received with respect to such Shares. All or a portion of any loss recognized upon a disposition of Shares may be disallowed under "wash sale" rules if other Shares of the same ETF are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation

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Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Component. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment.

You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is in the ETFs' Statement of Additional Information.

PREMIUM/DISCOUNT INFORMATION

The below frequency distribution chart presents information about the difference between the daily market price for Shares of the ETF and the ETF's reported NAV for the calendar quarters from inception through December 31, 2010. The market price may be at, above or below the NAV. The ETF's NAV will fluctuate with changes in the market value of its portfolio holdings. The market price will fluctuate in accordance with changes in its NAV, as well as market supply and demand. The amount that the ETF's market price is above the reported NAV is called the premium. The amount that the ETF's market price is below the reported NAV is called the discount. The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the ETF's NAV is calculated (generally 4:00 p.m., Eastern time). The horizontal axis of the chart shows the premium or discount expressed in basis points. The vertical axis indicates the number of trading days in the period covered by the chart. Each bar in the chart shows the number of trading days in which the ETF traded within the premium/discount range indicated. The data below reflects past performance, which cannot be used to predict future results.

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GRAIL MCDONNELL INTERMEDIATE MUNICIPAL BOND ETF

Frequency Distribution of Premiums and Discounts
NAV vs Bid/Ask Midpoint

GRAIL MCDONNELL CORE TAXABLE BOND ETF

Frequency Distribution of Premiums and Discounts
NAV vs Bid/Ask Midpoint

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each ETF's financial performance since inception. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the ETF (assuming reinvestment of all dividends and other distributions). For the period January 29, 2010 (commencement of offering of shares) through October 31, 2010, the information has been derived from the ETF's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm. The Statement of Additional Information contains the financial statements and independent accountant's report thereon of the ETFs.

Grail McDonnell Intermediate Municipal Bond ETF	For the Period January 29, 2010[1] Through October 31, 2010
Per Share Operating Performance:
Net asset value, beginning of period	$50.00
Net investment income (loss)[2]	1.09
Net realized and unrealized gain on investments	1.66
Total gain from investment operations	2.75
Less Distributions from:
Net investment income	(1.04)
Net realized gains	—
Total distribution to shareholders	(1.04)
Net asset value, end of period	$51.71
Total Return at NAV[3]	5.56%
Total Return at Market[3]	5.22%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$2,586
Ratio to average net assets of:
Expenses, net of expense waivers[4]	0.35%
Expenses, prior to expense waivers[4]	5.59%
Net investment income, net of waivers[4]	2.84%
Portfolio turnover rate[5]	92.19%

1 Commencement of operations.

2 Based on average shares outstanding.

3 Total return at net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

4 Annualized.

5 Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the ETF's capital shares.

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Grail McDonnell Core Taxable Bond ETF	For the Period January 29, 2010[1] Through October 31, 2010
Per Share Operating Performance:
Net asset value, beginning of period	$50.00
Net investment income (loss)[2]	1.39
Net realized and unrealized gain on investments	2.37
Total gain from investment operations	3.76
Less Distributions from:
Net investment income	(1.24)
Net realized gains	—
Total distribution to shareholders	(1.24)
Net asset value, end of period	$52.52
Total Return at NAV[3]	7.62%
Total Return at Market[3]	6.87%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$2,626
Ratio to average net assets of:
Expenses, net of expense waivers[4]	0.35%
Expenses, prior to expense waivers[4]	6.35%
Net investment income, net of waivers[4]	3.60%
Portfolio turnover rate[5]	122.64%

1 Commencement of operations.

2 Based on average shares outstanding.

3 Total return at net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

4 Annualized.

5 Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the ETF's capital shares.

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GRAIL ADVISORS ACTIVELY MANAGED ETFS

If you would like more information about the ETFs and the Trust, the following documents are available free, upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the ETFs appears in their annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each ETF's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated February 28, 2010, which contains more details about the ETFs, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

To receive a free copy of the latest annual or semi-annual report or the Statement of Additional Information, or to request additional information about the ETFs, please contact us as follows:

Call: 1-415-677-5870

Write: Grail Advisors ETF Trust
c/o Grail Advisors, LLC
One Ferry Building, Suite 255
San Francisco, CA 94111

Visit: www.grailadvisors.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

Information about the ETFs, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

Investment Company Act File No. 811-22154.

Prospectus   February 28, 2011

Grail Advisors Actively Managed ETFs

Grail American Beacon Large Cap Value ETF (GVT)

This Prospectus provides important information about the ETF that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Large Cap Value ETF ("Shares") are listed and traded on NYSE Arca, Inc. ("Exchange").

www.grailadvisors.com  1-415-677-5870

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated February 28, 2011 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

FUND SUMMARY

LARGE CAP VALUE ETF

INVESTMENT OBJECTIVE

Long-term capital appreciation and current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee:	0.50%
Distribution and/or service (12b-1) fees:	0.00%
Other Expenses:	7.93%
Total Annual Fund Operating Expenses:	8.43%
Expense Reduction/Reimbursement:(1)	(7.64)%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement	0.79%

(1) The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.79% of the ETF's average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least March 1, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

EXAMPLE

The following example is intended to help you compare the cost of investing in the ETF with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the ETF provides a return of 5% a year and that operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$81	$1,778	$3,361	$6,866

PORTFOLIO TURNOVER

The ETF may pay transaction costs, including commissions when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when ETF shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the ETF's performance. During

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the most recent fiscal year, the ETF's portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Ordinarily, at least 80% of the ETF's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index* at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2010, the market capitalizations of the companies in the Russell 1000 Index ranged from $251 million to $373 billion. The ETF's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The ETF's assets are currently allocated among two investment sub-advisers:

Brandywine Global Investment Management, LLC
Hotchkis and Wiley Capital Management, LLC

The ETF's investment sub-advisers select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 1000® Index):

•  above-average earnings growth potential,

•  below-average price to earnings ratio,

•  below-average price to book value ratio, and

•  above-average dividend yields.

Each of the ETF's investment sub-advisers determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager and American Beacon Advisors, Inc. ("ABA") believe that this strategy will help the ETF outperform other investment styles over the longer term while minimizing volatility and downside risk.

If, for any reason, one of the investment sub-advisers listed above no longer serves as investment sub-adviser to the ETF, the Manager and ABA will seek to employ alternative arrangements so that the ETF's assets will continue to be allocated and managed in at least two different portions. These arrangements may, but need not, include: engaging a new investment sub-adviser and seeking any required shareholder approvals, as necessary, actively managing a portion of the ETF's assets directly, or investing a portion of the ETF's assets in a pooled investment vehicle in accordance with the ETF's investment objective and strategies, and applicable law.

As noted above, the ETF has a policy of investing at least 80% of its assets in securities that are consistent with the ETF's name.

* Russell 1000 Index is a registered trademark of Frank Russell Company.

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PRINCIPAL RISKS

An investment in the ETF involves risk, including those described below. The value of the ETF's holdings may decline, and the ETF's share price may go down.

ETF Risk. The Shares may trade above or below their NAV. The NAV of the ETF will generally fluctuate with changes in the market value of the ETF's holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. The Manager cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the ETF. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the ETF's portfolio holdings are fully disclosed on a daily basis, the Manager believes that large discounts or premiums to the NAV of Shares should not be sustained.

Foreign Investing Risk. Foreign investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) social, political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) less availability of information for an investment sub-adviser to determine a company's financial condition.

Management Risk. Securities selected by an investment sub-adviser for the ETF may not perform as expected. This could result in the ETF's underperformance compared to other funds with similar investment objectives.

Market Risk. Since the ETF invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the ETF's investments in stocks will decline due to drops in the stock market. In general, the value of the ETF will move in the same direction as the overall stock market in which the ETF invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Multi-Manager Risk. Because each investment sub-adviser makes investment decisions independently, it is possible that the security selection process of the investment sub-advisers may not complement one another. As a result, the ETF's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the ETF were managed by a single sub-adviser.

Recent Market Events Risk. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the ETF.

Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the

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Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF will continue to be met or will remain unchanged.

Value Stock Risk. Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the ETF's investments in value stocks may limit its downside risk over time, the ETF may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

An investment in the ETF is not a deposit in a bank and it is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

PERFORMANCE

The bar chart and table that follow show how the ETF has performed on a calendar year basis and provide an indication of the risks of investing in the ETF by showing changes in the ETF's performance and by showing how the ETF's average annual returns compared with a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the ETF will perform in the future. For current performance information, please visit www.grailadvisors.com.

	Best Quarter	Worst Quarter
	10.23%	-10.91%
	(9/30/10)	(6/30/10)
Average Annual Total Returns (for the period ended December 31, 2010)	One Year	Since Inception (5/1/09)
Return Before Taxes	15.83%	27.26%
Return After Taxes on Distributions	11.74%	23.21%
Return After Taxes on Distributions and Sale of Fund Shares	10.48%	21.08%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	27.24%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

Grail Advisors, LLC is the investment manager for the ETF. American Beacon Advisors, Inc.("ABA") is the primary sub-adviser of the ETF and Hotchkis and Wiley Capital Management, LLC and Brandywine Global Investment Management, LLC serve as the investment sub-advisers of the ETF.

PORTFOLIO MANAGER

William F. Quinn and Wyatt L. Crumpler are the leading portfolio managers of the ETF. Mr. Quinn is Executive Chairman of ABA and has managed the ETF since its inception in 2009. Mr. Crumpler is Vice President, Asset Management, of Trust Investments and has managed the ETF since its inception.

PURCHASE AND SALE OF ETF SHARES

The ETF issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called "Creation Units." Creation Units are issued and redeemed in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

TAX INFORMATION

Distributions you receive from the ETF are taxed as ordinary income for federal income tax purposes, except to the extent designated as net capital gain, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the ETF and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE ETF

HOW IS THE ETF DIFFERENT FROM INDEX ETFS?

Whereas index-based ETFs seek to replicate the holdings of a specified index, the ETF uses an actively managed investment strategy to meet its investment objective. Thus, the ETF's investment sub-advisers have the discretion on a daily basis to choose securities for the ETF's portfolio consistent with the ETF's investment objective.

The ETF is designed for investors who seek exposure to a relatively low-cost actively managed portfolio of equity securities. The ETF may be suitable for long-term investment and may also be used as an asset allocation tool or as a trading instrument.

HOW IS THE ETF DIFFERENT FROM MUTUAL FUNDS?

Redeemability. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the day. Shares of the ETF, by contrast, cannot be purchased from or redeemed with the ETF except by or through Authorized Participants (defined below), and then typically for an in-kind basket of securities (and a limited cash amount).

Exchange Listing. Unlike mutual fund shares, Shares are listed for trading on the Exchange. An organized trading market is expected to exist for the Shares. Investors can purchase and sell Shares on the secondary market through a broker. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of an ETF's portfolio holdings. The market price of Shares may differ from the NAV of the ETF. The difference between market price of Shares and the NAV of the ETF is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.

Tax Treatment. Unlike interests in mutual funds, Shares have been designed to be tax-efficient. Specifically their in-kind creation and redemption feature has been designed to protect ETF shareholders from adverse tax consequences associated with cash transactions in mutual fund shares, including cash redemptions. Nevertheless, to the extent redemptions are effectuated for cash, the ETF may realize capital gains or losses, including in some cases short-term capital gains, upon the sale of portfolio securities to effect a cash redemption. Because the ETF is actively managed, it may generate more taxable gains for shareholders than an index-based ETF.

ADDITIONAL INFORMATION ABOUT THE ETF'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This Prospectus does not describe all of the ETF's investment practices and additional information about the ETF's risks and investments can be found in the ETF's SAI.

The ETF may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment

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grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the ETF invokes this strategy, its ability to achieve its investment objective may be affected adversely.

The ETF's portfolio holdings as of the time the ETF calculates its NAV are disclosed daily on the ETF's website after the close of trading on the Exchange each day, and prior to the opening of trading on the Exchange on the following day.

A description of the ETF's policies and procedures with respect to the disclosure of the ETF's portfolio holdings is available in the ETF's Statement of Additional Information. Information about the premiums and discounts at which the ETF's shares have traded is available at www.grailadvisors.com.

ETF MANAGEMENT

THE MANAGER

The Manager, a majority-owned subsidiary of Grail Partners, LLC, acts as the ETF's investment manager. The Manager is a Delaware limited liability company with its principal offices located at One Ferry Building, Suite 255, San Francisco, CA 94111. The Manager is responsible for overseeing the management of the ETF but does not oversee the day-to-day investment of the ETF's portfolio. The Manager oversees the business affairs of the ETF, provides or oversees the provision of all administrative and investment advisory services to the ETF and coordinates the investment activities of ABA and the investment sub-advisers. Based upon evaluations of the investment sub-advisers provided to the Manager by ABA, the Manager allocates assets among investment sub-advisers, and monitors ABA and the investment sub-advisers' investment programs and results. These services are provided under the terms of an Investment Management Agreement, effective for the ETF as of April 30, 2009 ("Investment Management Agreement"), between the Trust, on behalf of the ETF, and the Manager.

The Manager has received bids to purchase its ownership interests and has been involved in ongoing discussions with different parties concerning a sale or other transaction resulting in a change of control of the Manager in order to enable it to continue its operations, including paying its current and future obligations under its fee waiver and expense reimbursements agreements. A sale of the Manager's interests, if consummated, or other change of control may result in the assignment of its existing advisory agreements with the ETF, requiring shareholder approval in order for the Manager to continue as the ETF's investment adviser or, depending upon a buyer's future plans, result in the liquidation of the ETF. If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, the ETF may be liquidated. The Board of Trustees of the Trust has the authority to approve the liquidation of the ETF without shareholder approval.

Pursuant to the Investment Management Agreement, the ETF pays the Manager a management fee of 0.50% for the services and facilities it provides payable on a monthly basis at the annual rate calculated as a percentage of the ETF's average daily net assets. From time to time, the Manager may

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waive all or a portion of its fee. The Manager is responsible for compensating ABA and the investment sub-advisers out of the management fees it receives from the ETF.

The Manager may, from time to time, at its own expense from its own resources, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

The ETF and the Manager have received exemptive relief from the SEC under which they may use a "Manager of Managers" structure. Using this structure, the Manager, subject to oversight by the Board, oversees ABA and the investment sub-advisers and recommends to the Board the hiring and termination of ABA and investment sub-advisers. In overseeing the investment sub-advisers, the Manager would seek input and recommendations from ABA. The exemptive relief permits, once the ETF and the Manager begin to rely upon it, the Manager, with the approval of the Board but without shareholder approval, to materially amend the contract of and/or appoint a replacement for ABA or an investment sub-adviser (provided the appointee is not affiliated with the Manager). Under the exemption, within 90 days after such action, affected shareholders would receive information about it, and the Prospectus would be supplemented as necessary.

ABA

American Beacon Advisors, Inc. (ABA) acts as each ETF's primary subadviser. ABA, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc., a financial services holding company. ABA was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2010, ABA had approximately $46.7 billion of assets under management, including approximately $15.7 billion under active management and $31.0 billion as named fiduciary or financial advisor.

ABA serves as investment adviser to a registered mutual fund with an investment program that is substantially similar to that of the ETF. The ETF's portfolio holdings are expected to be disclosed on a more frequent basis than those of the registered mutual fund.

ABA provides or oversees the provision of portfolio management services to the ETF. ABA develops the investment programs for the ETF, evaluates investment sub-advisers (subject to requisite approvals), recommends to the Manager allocations of assets among investment sub-advisers, monitors the investment sub-advisers' investment programs and results, invests the portion of ETF assets that the investment sub-advisers determine should be allocated to high quality short-term debt obligations, and to the extent that the ETF engages in securities lending, oversees the ETF's securities lending activities and actions taken by the securities lending agent.

ABA has entered into a Primary Investment Sub-Advisory Agreement between the Manager and ABA, dated April 30, 2009, with respect to the ETF ("Primary Subadvisory Agreement"). Pursuant to the Primary Subadvisory Agreement, ABA receives fees from the Manager to provide the services described above. These fees are paid by the Manager out of the advisory fees it receives from the ETF; they are not separately paid by the ETF.

William F. Quinn and Wyatt L. Crumpler are the leaders of ABA's portfolio management team whose members have joint responsibility for the day-to-day management of the ETF. Mr. Quinn and Mr. Crumpler are responsible for developing the ETF's investment program and recommending

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investment sub-advisers to the Manager. In addition, Mr. Quinn and Mr. Crumpler, in conjunction with Adriana R. Posada, oversee the investment sub-advisers, review each investment sub-adviser's performance and recommend allocations of the ETF's assets among the investment sub-advisers and ABA, as applicable.

Mr. Quinn is Chairman of ABA and has served on the ETF's portfolio management team since the ETF's inception in 2009. Mr. Crumpler is Vice President of Trust Investments and has served on the ETF's portfolio management team since the ETF's inception in 2009. Ms. Posada is Managing Director of Trust Investments for ABA and has been a member of the ETF's portfolio management team since inception in 2009.

The ETF's Statement of Additional Information provides additional information about members of the portfolio management team, including other accounts they manage, their ownership in the ETF they manage, and their compensation.

THE INVESTMENT SUB-ADVISERS

The ETF's assets are allocated among one or more investment sub-advisers. With respect to any assets allocated to it, each investment sub-adviser has discretion to purchase and sell securities in accordance with the ETF's objectives, policies, restrictions and more specific policies provided by the Manager or ABA. Each investment sub-adviser has entered into an Investment Sub-Advisory Agreement among the Manager, ABA and the investment sub-adviser, dated April 30, 2009, with respect to the ETF ("Subadvisory Agreement"). Pursuant to the Subadvisory Agreement, an investment sub-adviser receives fees from ABA to provide day-to-day investment advisory services to the ETF. These fees are paid out of the advisory fees the Manager receives from the ETF; they are not separately paid by the ETF.

The investment sub-advisers also serve as sub-advisers to registered mutual funds with investment programs that are substantially similar to the ETF. The ETF's portfolio holdings are expected to be disclosed on a more frequent basis than the registered mutual funds.

Set forth below is a brief description of each investment sub-adviser and the portfolio managers with primary responsibility for the day-to-day management of the ETF. The SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the ETF and their compensation.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC ("Brandywine Global"), formerly known as Brandywine Asset Management, LLC, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2010, Brandywine Global had assets under management totaling approximately $32.0 billion.

Paul R. Lesutis, CFA, Managing Director, is a member of Brandywine Global's Executive Committee and serves as co-lead Portfolio Manager of Brandywine Global's fundamental large cap value equity strategy. In addition, he is responsible for general research coverage, contributing insight and stock recommendations to all of Brandywine Global's domestic equity products. Mr. Lesutis joined Brandywine Global in 1991 and has served as lead portfolio manager to Brandywine Global's portion of the Balanced and Large Cap Value Funds since 1996.

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Earl J. Gaskins, Managing Director, is a lead Portfolio Manager for Brandywine Global's large cap value equity socially responsible strategy and is Co-Manager for the fundamental large cap value equity strategy. He is responsible for research coverage of the Chemicals and Energy sectors, contributing industry insight and stock recommendations to all of Brandywine Global's equity products. Mr. Gaskins has been with Brandywine Global since 1996 and has co-managed Brandywine Global's portion of the Balanced and Large Cap Value Funds since 1996.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC ("Hotchkis"), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional investment management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P. As of December 31, 2010, Hotchkis had approximately $18 billion in assets under management.

In addition to the ETF, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the ETF, and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis' investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios". Investment ideas for the ETF are generated by Hotchkis' investment team.

Although the ETF is managed by Hotchkis' investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis' portion of the ETF's assets.

This list does not include all members of the investment team. George Davis, Judd Peters, Scott McBride, Patricia McKenna, and Sheldon Lieberman participate in the investment research review and decision making process for the ETF. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the ETF.

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994. Hotchkis' investment team has managed Hotchkis' portion of the ETF since its inception in 2009.

APPROVAL OF ADVISORY AGREEMENTS

A discussion regarding the basis for the Board's approval of the Investment Management Agreement, Primary Subadvisory Agreement and the Subadvisory Agreements is available in the ETF's report to shareholders dated October 31, 2009.

OTHER SERVICE PROVIDERS

ALPS Distributors, Inc. ("Distributor"), 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor of Creation Units for the ETF on an agency basis. The Distributor does not maintain a secondary market in Shares.

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BNY Mellon Corporation ("BNY Mellon"), One Wall Street, New York, New York 10286, is the administrator, fund accountant and transfer agent for the ETF.

BNY Mellon, One Wall Street, New York, New York 10286, is also the custodian for the ETF.

K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006 serves as legal counsel to the ETF.

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the ETF's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the ETF.

BUYING AND SELLING ETF SHARES

Shares are issued or redeemed by the ETF at NAV per Share only in Creation Units of 50,000 Shares. The value of one Creation Unit of the ETF as of December 31, 2010 was $1,586,000. Shares trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors will purchase and redeem shares directly from the ETF. Thus, certain information in this Prospectus is not relevant to most retail investors. For example, information about buying and redeeming Shares directly with the ETF and about transaction fees imposed on such purchases and redemptions is not relevant to most retail investors.

Except when aggregated in Creation Units, Shares are not redeemable with the ETF. Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Most investors will buy and sell Shares in secondary market transactions through brokers and therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the ETF and no minimum number of Shares you must buy.

Shares of the ETF are listed on NYSE Arca, Inc. (the Exchange) under the symbol: GVT

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC"), or its nominee, is the registered owner of all outstanding Shares of the ETF and is recognized as the owner of all Shares. Participants in DTC include securities

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brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the ETF.

Share Trading Prices. The trading prices of the ETF's Shares may differ from the ETF's daily NAV and can be affected by market forces of supply and demand for the ETF's shares, the prices of the ETF's portfolio securities, economic conditions and other factors.

The Exchange or another market information provider intends to disseminate the approximate value of the ETF's portfolio every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of the ETF because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The ETF is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.

BUYING SHARES DIRECTLY FROM THE ETF

You can purchase Shares directly from the ETF only in Creation Units or multiples thereof. The number of Shares in a Creation Unit may, but is not expected to, change over time. The ETF will not issue fractional Creation Units. Creation Units may be purchased in exchange for a basket of securities (known as the In-Kind Creation Basket and a Cash Component) or for an all cash payment (that would be included in the Cash Component in connection with purchases not involving an In-Kind Creation Basket). The ETF reserves the right to reject any purchase request at any time, for any reason, and without notice. The ETF can stop selling Shares or postpone payment of redemption proceeds at times when the Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission ("SEC").

To purchase Shares directly from the ETF, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An "Authorized Participant" is a participant of the Continuous Net Settlement System of the NSCC or the DTC that has executed a Participant Agreement with the Distributor. The Distributor will provide a list of Authorized Participants upon request. Authorized Participants may purchase Creation Units of Shares, and sell individual Shares on the Exchange. See "Continuous Offering" below.

In-Kind Creation Basket. On each business day, prior to the opening of trading on the Exchange, BNY Mellon will post on the NSCC bulletin board the In-Kind Creation Basket for the ETF for that day. The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to the ETF for each Creation Unit purchased. The ETF reserves the right to accept a nonconforming In-Kind Creation Basket.

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Cash Component. In addition to the in-kind deposit of securities, a purchaser will either pay to, or receive from, the ETF an amount of cash ("Balancing Amount") equal to the difference between the NAV of a Creation Unit and the value of the securities in the In-Kind Creation Basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. BNY Mellon will publish, on a daily basis, information about the previous day's Balancing Amount. To the extent a purchaser is not owed a Balancing Amount larger than the Transaction Fee, described below, the purchaser also must pay a Transaction Fee, in cash. The Balancing Amount and the Transaction Fee, taken together, are referred to as the Cash Component.

Placement of Purchase Orders. All purchase orders must be placed by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process may be charged a higher transaction fee (discussed below). A purchase order must be received by the Distributor prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order to receive the NAV determined on that day.

Transaction Fee on Purchase of Creation Units. The ETF may impose a "Creation Transaction Fee" on each purchase of Creation Units. The Creation Transaction Fee for purchases effected through the NSCC's enhanced clearing process, regardless of the number of units purchased, is $1,000.

A charge of up to four (4) times the transaction fee noted above may be imposed on purchases outside the NSCC's enhanced clearing process, including purchases involving non-conforming In-Kind Creation Baskets or cash. Investors who, directly or indirectly, use the services of a broker or other such intermediary to compose a Creation Unit may pay additional fees for these services. The transaction fee is paid to the ETF. The fee protects existing shareholders of the ETF from the costs associated with issuing Creation Units.

REDEEMING SHARES DIRECTLY FROM THE ETF

You may redeem Shares of the ETF only in Creation Units or multiples thereof. To redeem Shares directly with the ETF, you must be an Authorized Participant or you must redeem through an Authorized Participant. Creation Units may be redeemed in exchange for a basket of securities (known as the In-Kind Redemption Basket and a Cash Component) or for an all cash payment (that would be included in the Cash Component in connection with purchases not involving an In-Kind Redemption Basket).

In-Kind Redemption Basket. Redemption proceeds will generally be paid in kind with a basket of securities known as the In-Kind Redemption Basket. In most cases, the In-Kind Redemption Basket will be the same as the In-Kind Creation Basket for that same day. There will be times, however, when the In-Kind Creation Basket and In-Kind Redemption Baskets differ. The composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board. The ETF may honor a redemption request with a nonconforming In-Kind Redemption Basket.

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Cash Component. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the securities in the In-Kind Redemption Basket, a redeeming investor will either receive from, or pay to, the ETF a Balancing Amount in cash. If due to receive a Balancing Amount, the amount actually received will be reduced by the amount of the applicable Transaction Fee, described below. The Balancing Amount and the Transaction Fee, taken together, are referred to as the Cash Component.

Placement of Redemption Orders. As with purchases, redemptions must be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by the Distributor prior to the close of regular trading on the NYSE on that date, and if all other procedures set forth in the Participant Agreement are followed.

Transaction Fee on Redemption of Creation Units. The ETF imposes a "Redemption Transaction Fee" on each redemption of Creation Units. The amount of the Redemption Transaction Fee on redemptions effected through the NSCC and DTC, and on nonconforming redemptions, is the same as the Creation Transaction Fee (see page 13). The Redemption Transaction Fee is paid to the ETF. The fee protects existing shareholders of the ETF from the costs associated with redeeming Creation Units.

Legal Restrictions on Transactions in Certain Securities. An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the ETF's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the In-Kind Creation Basket applicable to the purchase of a Creation Unit.

Creations and redemptions of Shares will be subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended ("Securities Act"). The ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or the ETF could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the ETF invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an In-Kind Redemption Basket may be paid an equivalent amount of cash. An Authorized Participant or redeeming investor for which it is acting that is not a qualified institutional buyer (QIB) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Continuous Offering. You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the ETF. Because Shares may be issued on an ongoing basis, a "distribution" of Shares could be occurring at any time. Certain activities that you perform with respect to the sale of Shares could, depending on the circumstances, result in your being deemed to be a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing ETF, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of

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secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

ACTIVE INVESTORS AND MARKET TIMING

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the ETF's Shares because investors primarily transact in ETF Shares on the secondary market. Frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the ETF's trading costs, lead to realization of capital gains or otherwise harm ETF shareholders because these trades do not involve the issuance or redemption of ETF Shares.

The ETF sells and redeems its Shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Authorized Participant and the Distributor, principally in exchange for a basket of securities. With respect to such trades directly with the ETF, to the extent effected in-kind (i.e., for securities), they do not cause the harmful effects that may result from frequent cash trades.

The Board recognized that to the extent that the ETF allows or requires trades to be effected in whole or in part in cash, those trades could result in dilution to an ETF and increased transaction costs, which could negatively impact the ETF's ability to achieve its investment objective. The Board also recognized, however, that direct trading by Authorized Participants is critical to ensuring that the ETF's Shares trade at or close to NAV. Further, the ETF may employ fair valuation pricing to minimize the potential for dilution from market timing. Moreover, the ETF imposes Transaction Fees on purchases and redemptions of ETF Shares, which increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the ETF's costs increase in those circumstances. The ETF reserves the right to impose additional restrictions on disruptive, excessive or short-term purchases.

DISTRIBUTION AND SERVICE PLAN

The ETF has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the ETF is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services ("Service Providers"). If

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a Service Provider provides such services, the ETF may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act.

No distribution or service fees are currently paid by the ETF, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the ETF.

NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

The ETF calculates its NAV per Share by:

• Taking the current market value of its total assets,

• Subtracting any liabilities, and

• Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

Because securities listed on foreign exchanges may trade on weekends or other days when the ETF does not price its Shares, the NAV of the ETF, to the extent it may hold foreign securities, may change on days when shareholders will not be able to purchase or sell Shares.

When calculating the NAV of the ETF's Shares, expenses are accrued and applied daily and stocks held by the ETF are valued at their market value when reliable market quotations are readily available. Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a third-party independent pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers. Certain short-term debt instruments used to manage the ETF's cash are valued on the basis of amortized cost. The values of any foreign securities held by the ETF are converted into U.S. dollars using an exchange rate obtained from an independent third party.

When reliable market quotations are not readily available, securities are priced at their fair value as determined in good faith using methods approved by the Board. The ETF may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the ETF's pricing time but after the close of the primary markets or exchanges on which the security is traded. Intervening events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change), or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing also may be used for domestic securities – for example, if (1) trading in a security is halted and does not resume before the ETF's pricing time or if a security does not trade in the course of a day and (2) the ETF holds enough of the security that its price could affect the ETF's NAV.

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Fair-value prices are determined by the Valuation Committee, composed of representatives of the Manager and ABA, according to procedures adopted by the Board. When fair-value pricing is employed, the prices of securities used by the ETF to calculate its NAV may differ from quoted or published prices for the same securities.

ETF WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the ETF at www.grailadvisors.com. Among other things, this website includes this Prospectus and the Statement of Additional Information, the ETF's holdings, the ETF's last annual and semi-annual reports (when available), pricing information about Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

Each day the ETF is open for business, the Trust publicly disseminates their full portfolio holdings as of the close of the previous day through its website at www.grailadvisors.com. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which may be delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the opening of trading on the Exchange via the NSCC.

SECTION 12(d)(1) INFORMATION

The Trust and the ETF are part of the Grail Advisors Actively Managed ETFs family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the Investment Company Act.

For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment. Accordingly, registered investment companies that wish to rely on the order must first enter into such a written agreement with the Trust and should contact the Trust to do so.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

ETF DISTRIBUTIONS

The ETF pays out dividends from its net investment income, and distributes its net capital gains, if any, to shareholders annually. The ETF typically earns dividends from stocks in which it invests. These amounts, net of expenses, are passed along to ETF shareholders as "income dividends." The ETF realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain dividends."

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Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require ETF shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole Shares of the distributing ETF purchased in the secondary market. Without this service, investors would receive their distributions in cash.

TAXES

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided only as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

ETF distributions to you and sale of your Shares will have tax consequences to you. Such consequences may not apply if you hold your Shares through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account or 401(k) plan.

TAXES ON DISTRIBUTIONS

Distributions by the ETF generally are taxable to you as ordinary income or capital gains. Distributions of the ETF's "investment company taxable income" (which is, generally, ordinary income, net short-term capital gain in excess of net long-term capital loss, and net gains or losses from certain foreign currency transactions) will be taxable as ordinary income to the extent of the ETF's current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares.

Distributions of the ETF's net capital gain (which is net long-term capital gain in excess of net short-term capital loss) that are properly designated by the ETF as "capital gain dividends" will be taxable to you as long-term capital gains at a maximum rate of 15% (and, without Congressional action, 20% for taxable years beginning after 2012) in the case of individuals, trusts or estates, regardless of your holding period in the ETF's Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the ETF's earnings and profits first will reduce your adjusted tax basis in its Shares and, after the adjusted basis is reduced to zero, will constitute capital gain. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% (20%), if the distributions are attributable to Shares held by you for more than one year. Distributions by the ETF that qualify as "qualified dividend income" are taxable to you at the long-term capital gain rate through 2012 and, without Congressional action, will be taxable as ordinary income thereafter. In order for a distribution by the ETF to be treated as qualified dividend income, it must be attributable to dividends the ETF receives on stock of most domestic corporations and certain foreign corporations with respect to which the ETF satisfies certain holding period and other requirements and you must meet similar requirements with respect to the ETF's Shares.

Distributions of the ETF's investment company taxable income and net capital gains will also be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" beginning in 2013 for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly) and for certain trusts and estates.

Corporate shareholders are generally eligible for the 70% dividends-received deduction with respect to the ETF's ordinary income dividends, but not its capital gain dividends, to the extent the ETF

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designates such dividends as qualifying for this deduction, except that the aggregate amount so designated in any year cannot exceed the dividends received by the ETF from domestic corporations.

Under a dividend reinvestment service, you may have the option to have all cash distributions automatically reinvested in additional ETF Shares. Any distributions reinvested under such a service will nevertheless be taxable to you. You will have an adjusted basis in the additional Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution plus the amount of any fees charged for the transaction. The additional Shares will have a holding period commencing on the day following the day on which they are credited to your account.

In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

You may be subject to Federal back-up withholding, at a rate of 28%, if you have not provided the ETF with a taxpayer identification number (for an individual, a social security number) and made other required certifications.

You may also be subject to state and local taxes on distributions, sales and redemptions.

TAXES WHEN SHARES ARE SOLD

Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year; otherwise, it will be classified as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed under "wash sale" rules if other Shares of the same ETF are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An Authorized Participant that exchanges equity securities for one or more Creation Units generally will recognize a gain or a loss on the exchange. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger's aggregate basis in the securities surrendered plus (or minus) the Cash Component paid (or received). A person who redeems one or more Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Unit(s) and the aggregate market value of the securities received plus (or minus) the Cash Component received (or paid). The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Unit(s) cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon a redemption of one or more Creation Units is generally treated as long-term capital gain or loss if the Creation Unit(s) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less.

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If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing is only a summary of certain federal income tax considerations under current law, which is subject to change in the future. Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.

You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is in the ETFs' Statement of Additional Information.

PREMIUM/DISCOUNT INFORMATION

The below frequency distribution chart presents information about the difference between the daily market price for Shares of the ETF and the ETF's reported NAV for the four previous calendar quarters through December 31, 2010. The market price may be at, above or below the NAV. The ETF's NAV will fluctuate with changes in the market value of its portfolio holdings. The market price will fluctuate in accordance with changes in its NAV, as well as market supply and demand. The amount that the ETF's market price is above the reported NAV is called the premium. The amount that the ETF's market price is below the reported NAV is called the discount. The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the ETF's NAV is calculated (generally 4:00 p.m., Eastern time). The horizontal axis of the chart shows the premium or discount expressed in basis points. The vertical axis indicates the number of trading days in the period covered by the chart. Each bar in the chart shows the number of trading days in which the ETF traded within the premium/discount range indicated. The data below reflects past performance, which cannot be used to predict future results.

GRAIL AMERICAN BEACON LARGE CAP VALUE ETF

Frequency Distribution of Premiums and Discounts
NAV vs Bid/Ask Midpoint

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the ETF's financial performance since inception. The total return in the table represent the rate that an investor would have earned (or lost) on an investment in the ETF (assuming reinvestment of all dividends and other distributions). For the fiscal year ended October 31, 2010 and the period May 1, 2009 (commencement of offering of shares) through October 31, 2009, the information has been derived from the ETF's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm. The Statement of Additional Information contains the financial statements and independent accountant's report thereon of the ETF.

Grail American Beacon Large Cap Value ETF	For the Year Ended October 31, 2010	For the Period May 1, 2009(1) through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$30.33	$25.00
Net investment income (loss)(2)	0.46	0.22
Net realized and unrealized gain on investments	4.26	5.11
Total gain from investment operations	4.72	5.33
Less Distributions from:
Net investment income	(0.94)	—
Net realized gains	(0.73)	—
Total distribution to shareholders	(1.67)	—
Net asset value, end of period	$33.38	$30.33
Total Return at NAV(3)	15.99%	21.32%
Total Return at Market(3)	16.30%	21.12%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$1,670	$3,034
Ratios to average net assets:
Expenses, net of expense waivers(4)	0.79%	0.79%
Expenses, prior to expense waivers(4)	8.43%	12.10%
Net investment income, net of waivers(4)	1.44%	1.62%
Portfolio turnover rate(5)	16.47%	18.41%

(1) Commencement of offering of shares.

(2) Based on average shares outstanding.

(3) Total return at net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

(4) Annualized.

(5) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the ETF's capital shares.

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GRAIL ADVISORS ACTIVELY MANAGED ETFS

If you would like more information about the ETF and the Trust, the following documents are available free, upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the ETF appears in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the ETF's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated February 28, 2011, which contains more details about the ETF, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

To receive a free copy of the latest annual or semi-annual report or the Statement of Additional Information, or to request additional information about the ETF, please contact us as follows:

Call: 1-415-677-5870

Write: Grail Advisors ETF Trust
c/o Grail Advisors, LLC
One Ferry Building, Suite 255
San Francisco, CA 94111

Visit: www.grailadvisors.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

Information about the ETF, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

Investment Company Act File No. 811- 22154.

STATEMENT OF ADDITIONAL INFORMATION

GRAIL ADVISORS ETF TRUST

RP Growth ETF (RPX)

RP Focused Large Cap Growth ETF (RWG)

ONE FERRY BUILDING, SUITE 255, SAN FRANCISCO, CA 94111

PHONE: 1-415-677-5870

February 28, 2011

Shares of the ETFs are listed and traded on NYSE Arca, Inc

This SAI describes certain series of the Grail Advisors ETF Trust, which was formed on December 7, 2007.  The Trust is an open-end registered management investment company under the Investment Company Act, and is currently comprised of five ETFs:  RP Growth ETF, RP Focused Large Cap Growth ETF, Grail American Beacon Large Cap Value ETF, Grail McDonnell Intermediate Municipal Bond ETF, and Grail McDonnell Core Taxable Bond ETF.  RP Growth ETF and RP Focused Large Cap Growth ETF are described in this SAI; the other ETFs are described in separate statements of additional information.

Each ETF is an actively managed exchange-traded fund.  Grail Advisors, LLC serves as the Manager to each ETF.  RiverPark Advisors, LLC, or RP, serves as the primary sub-adviser to the RP Focused Large Cap Growth ETF and as the exclusive sub-adviser to the RP Growth ETF.  Wedgewood Partners, Inc. serves as the sub-adviser of the RP Focused Large Cap Growth ETF.  The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of the ETFs’ sub-advisers: RP and Wedgewood.  RP provides day-to-day portfolio management services to RP Growth ETF and, in conjunction with the Manager, oversees the day-to-day portfolio management services provided by Wedgewood to RP Focused Large Cap Growth ETF.  ALPS Distributors, Inc. serves as the Distributor for each ETF.

Shares of the ETFs are neither guaranteed nor insured by the U.S. Government.

This SAI, dated February 28, 2011, is not a prospectus.  It should be read in conjunction with the ETFs’ Prospectus, dated February 28, 2011, which incorporates this SAI by reference.  Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling 1-415-677-5870 or visiting www.grailadvisors.com.  An annual report for the ETFs for the fiscal year ended October 31, 2010 is available in the same manner.

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No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.  The SAI does not constitute an offer to sell securities.

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GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the ETF’s Creation Units.

“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption), (other than the Transaction Fee) is identical to the NAV of the Creation Unit being purchased.

“Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“Cash Component” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with creations.

“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 50,000 Shares that each ETF issues and redeems on a continuous basis at NAV.  Shares will not be issued or redeemed except in Creation Units.

“Distributor” means ALPS Distributors, Inc.

“DTC” means the Depository Trust Company.

“ETF” means a series of the Trust discussed in this SAI: RP Growth ETF and RP Focused Large Cap Growth ETF.

“Exchange” means the NYSE Arca, Inc.

“FINRA” means the Financial Industry Regulatory Authority.

“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from an ETF.

“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.

“IIV” means an approximate per-Share value of an ETF’s portfolio, disseminated every fifteen seconds throughout the trading day by the Exchange or other information providers, known as the Intraday Indicative Value.

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“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of an ETF.  The In-Kind Creation Basket will identify the name and number of shares of each security to be contributed, in kind, to an ETF for a Creation Unit.

“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Manager” means Grail Advisors, LLC.

“NAV” means the net asset value of an ETF.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the ETFs’ prospectus, dated February 28, 2011, as amended and supplemented from time to time.

“RP” means RiverPark Advisors, LLC.

“SAI” means this Statement of Additional Information, as amended and supplemented from time to time.

“SEC” means the United States Securities and Exchange Commission.

“Shares” means the shares of an ETF.

“Transaction Fees” are fees imposed to compensate the Trust.  For each of the RP Growth ETF and RP Focused Large Cap Growth ETF, they will generally be $500.  A charge of up to four times this fixed Transaction Fee may be imposed for, among other things, creations done wholly or partly in cash.

“Trust” means the Grail Advisors ETF Trust, a Delaware statutory trust.

“Wedgewood” means Wedgewood Partners, Inc.

TRUST AND ETFS OVERVIEW

The Trust is a Delaware statutory trust formed on December 7, 2007 and an open-end registered management investment company comprised of five ETFs.  RP Growth ETF and RP Focused Large Cap Growth ETF are discussed in this SAI.  Grail American Beacon Large Cap Value ETF, Grail McDonnell Intermediate Municipal Bond ETF, and Grail McDonnell Core Taxable Bond ETF are discussed in separate prospectuses and statements of additional information, each dated February 28, 2011.  As of the date of this statement of additional information, the Trust has formed additional series, but they have not been opened for investment.  Each of the ETFs, with the exception of RP Focused Large Cap Growth ETF, is a diversified, actively managed exchange-traded fund.  RP Focused Large Cap Growth ETF is a non-diversified, actively-managed exchange-traded fund.  Other ETFs may be added to the Trust in the future.  The offering of the Shares is registered under the 1933 Act.

Each ETF offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities constituting the portfolio holdings of the ETF, together

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with the deposit of a specified cash payment, or for an all cash payment.  Shares of each ETF are listed and traded on the Exchange.  Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities.  Rather, each ETF issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 50,000 Shares.  In the event of the liquidation of an ETF, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed.  Such fees are limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities.  Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from an ETF and Transaction Fees — is not relevant to most retail investors.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit.  Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Unlike index-based ETFs, the ETFs are “actively managed” and do not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

Shares of each ETF are listed and traded on the Exchange.  Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or IIV, including because such prices may be affected by market forces (such as supply and demand for Shares).  As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges.  Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each ETF will continue to be met.  The Exchange may, but is not required to, remove the Shares of an ETF from listing if: (i) following the initial 12-month period beginning at the commencement of trading of an ETF, there are fewer than 50 beneficial owners of the Shares of the ETF for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  The Exchange will remove the Shares of an ETF from listing and trading upon termination of an ETF.

The ETFs are not sponsored, endorsed, sold or promoted by the Exchange.  The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the ETFs or any member of the public regarding the advisability of investing in securities generally or in the ETFs particularly or the ability of the ETFs to achieve their objectives.  The Exchange has no obligation or liability in connection with the administration, marketing or trading of the ETFs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the ETFs’ portfolio securities.  Under the policy, portfolio holdings of the ETFs, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange

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that Business Day through financial reporting and news services, including the website www.grailadvisors.com.  In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.

INTRADAY INDICATIVE VALUE

The IIV is an approximate per-Share value of an ETF’s portfolio holdings, which is disseminated every fifteen seconds throughout the trading day by the Exchange, or by other information providers.  The IIV is based on the current market value of the ETF’s Fund Deposit.  The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the ETF at a particular point in time.  The IIV should not be viewed as a “real-time” update of the NAV of the ETF because the approximate value may not be calculated in the same manner as the NAV.  The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations.  The ETFs are not involved in, or responsible for, the calculation or dissemination of the IIV and make no warranty as to the accuracy of the IIV.

INVESTMENT POLICIES AND RESTRICTIONS

Pursuant to the investment policies enumerated in this section, which may be changed with respect to an ETF only by a vote of the holders of a majority of the ETF’s outstanding voting securities, except as noted below, no ETF may:

1.  Purchase or sell real estate limited partnership interests, provided, however, that an ETF may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2.  Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent an ETF from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3.  Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, an ETF may be deemed an underwriter under federal securities law.

4.  Lend any security or make any other loan except: (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of debt securities in accordance with an ETF’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5.  Issue any senior security except as otherwise permitted: (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6.  Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including: (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral.  For purposes of this investment limitation, the purchase or sale of options,

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futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7.  Regarding diversification, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of an ETF’s total assets.  This diversification limitation does not apply to the RP Focused Large Cap Growth ETF.

8.  Regarding concentration, invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry or group of industries provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

The following non-fundamental investment restrictions apply to each ETF and may be changed with respect to an ETF by a vote of a majority of the Board.

No ETF may:

1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin or effect short sales, except that an ETF may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of an ETF’s investments will not constitute a violation of such limitation.  Thus, an ETF may continue to hold a security even though it causes the ETF to exceed a percentage limitation because of fluctuation in the value of the ETF’s assets, except that any borrowing by an ETF that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder.  For purposes of determining concentration in the securities of companies primarily engaged in any one industry or group of industries, the ETFs intend to use the Standard Industrial Classifications Code (SIC) list.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

The investment objective and principal strategies of, and risks of investing in, each ETF are described in the Prospectus.  Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of an ETF may be changed without shareholder approval.

In addition to the investment strategies described in the Prospectus, each ETF may invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankee dollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities.  Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four

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highest rating categories by at least two nationally recognized statistical rating organizations (“Rating Organizations”) rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security or unrated, if deemed to be of comparable quality by an ETF’s sub-adviser.  Obligations rated in the fourth highest rating category are limited to 25% of each ETF’s debt allocations.  An ETF, at the discretion of its sub-adviser, may retain a debt security that has been downgraded below the initial investment criteria.

Each ETF may also engage in the following investment strategies or techniques (except where indicated otherwise).

Securities Lending

An ETF may make secured loans of its portfolio securities, however, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by an ETF exceeds 33 1/3% of its total assets (including the market value of collateral received).  For purposes of complying with an ETF’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the ETF to the extent required by law.  An ETF continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

To the extent an ETF engages in securities lending, securities loans will be made to broker-dealers that its sub-adviser believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities.  As with other extensions of credit, the ETF bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially.  The ETF also bears the risk that the value of investments made with collateral may decline.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower.  An ETF has the right to call loans at any time on reasonable notice.  However, the ETF bears the risk of delay in the return of the security, impairing the ETF’s ability to vote on such matters.  An ETF’s sub-adviser will retain lending agents on behalf of the ETFs that are compensated based on a percentage of the ETF’s return on its securities lending.  An ETF may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Dollar Rolls, Delayed Delivery Transactions and When Issued or Forward Commitment Securities

The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield.  The price of delayed delivery transactions, including when-issued securities, is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities takes place at a later date, normally one to two months after the date of purchase.  During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser.  Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.  A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction.  Dollar rolls are a type of forward commitment transaction.  Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction.  As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices.  Forward commitment transactions are executed for existing

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obligations, whereas in a when-issued transaction, the obligations have not yet been issued.  When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

To Be Announced Securities (“TBAs”)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date.  However, the seller does not specify the particular securities to be delivered.  Instead, the ETF agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the ETF and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages.  The seller would not identify the specific underlying mortgages until it issues the security.  TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the ETF.

Depository Receipts

The ETFs may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities which they represent.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  For purposes of an ETF’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer.  Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer.  Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities.  The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines.  Convertible securities are generally regarded as a form of equity security.

Equity-linked Securities

Investments in enhanced convertible or equity-linked securities may subject the ETFs to additional risks not ordinarily associated with investments in traditional convertible securities.  Particularly when such securities are issued by a third party on an underlying linked security of another company, the ETFs are subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity.  In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the ETFs to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the ETFs’ portfolio.

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Investments in linked securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of an ETF to utilize linked securities successfully will depend on its sub-adviser’s ability correctly to predict pertinent market movements, which cannot be assured.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer.  Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Mortgage-Related and Other Asset-Backed Securities

The ETFs may invest in mortgage- or other asset-backed securities.  Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.  Early repayment of principal on some mortgage-related securities may expose the ETF to a lower rate of return upon reinvestment of principal.  When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.  The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase.  If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase.  The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.  Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the ETFs’ yield to maturity from these securities.  The ETFs may invest in other asset-backed securities that have been offered to investors.

Warrants and Rights

The ETFs may purchase or otherwise receive warrants or rights.  Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price.  An ETF typically uses warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below.  Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options.  Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options.  Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency.  In addition, the

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terms of warrants or rights may limit an ETF’s ability to exercise the warrants or rights at such time, or in such quantities, as the ETF would otherwise wish.

Options and Futures

Although not currently anticipated, the ETFs may use options and futures for various purposes, including for hedging and investment purposes.  The use of options contracts, futures contracts, and options on futures contracts involves risk.  Thus, while the ETF may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect an ETF’s performance.

The ETFs’ ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Code.

Options on Securities and Indices.  The ETFs may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchanged-traded contracts.  An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price.  Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices.  Among other reasons, the ETFs may purchase a put option to hedge against a decline in the value of a portfolio security.  If such a decline occurs, the put option will permit an ETF to sell the security at the higher exercise price or to close out the option at a profit.  By using put options in this manner, an ETF will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs.  In order for a put option purchased by an ETF to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the ETF and transaction costs.

Among other reasons, an ETF may purchase call options to hedge against an increase in the price of securities the ETF anticipates purchasing in the future.  If such a price increase occurs, a call option will permit an ETF to purchase the securities at the exercise price or to close out the option at a profit.  The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that an ETF realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the ETF.  Thus, for a call option purchased by an ETF to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the ETF to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices.  Because an ETF receives a premium for writing a put or call option, the ETF may seek to increase its return by writing call or put options on securities or indices.  The premium an ETF receives for writing an option will increase the ETF’s return in the event the option expires unexercised or is closed out at a profit.  The size of the premium an ETF receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

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An ETF may write a call option on a security or other instrument held by the ETF.  In such case the ETF limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option.  Alternatively, an ETF may write a call option on securities in which it may invest but that are not currently held by the ETF.  During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase an ETF’s income with minimal capital risk.  However, when securities prices increase, an ETF is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the ETF will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received.  Calls written on securities that an ETF does not own are riskier than calls written on securities owned by the ETF because there is no underlying security held by the ETF that can act as a partial hedge.  When such a call is exercised, an ETF must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option.  Calls written on securities that an ETF does not own have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

An ETF also may write a put option on a security.  In so doing, the ETF assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options.  An ETF may also invest in over-the-counter (“OTC”) options.  OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions.  The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option.  If an option is American style, it may be exercised on any day up to its expiration date.  In contrast, a European style option may be exercised only on its expiration date.  In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction.  In the case of exchange-traded options, an ETF, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased.  An ETF realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs).  Similarly, an ETF that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written.  An ETF realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.  If an ETF desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security.  There can be no assurance, however, that a closing purchase or sale can be effected when an ETF desires to do so.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that an ETF will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions.  There are various risks associated with transactions in exchange-traded and OTC options.  The value of options written by an ETF, which will be priced daily, will be

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affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration.  The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.  In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option.  This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

An ETF’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments.  In addition, there can be no assurance that a liquid market will exist when an ETF seeks to close out an option position.  If an ETF were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If an ETF were unable to close out a call option that it had written on a portfolio security owned by the ETF, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a call option on a portfolio security, during the option’s life, an ETF foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline.  Similarly, as the writer of a call option on a securities index, an ETF foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the ETF’s portfolio securities decline.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series.  If a liquid secondary market for an exchange-traded option does not exist, an ETF might not be able to effect an offsetting closing transaction for a particular option as described above.  Reasons for the absence of a liquid secondary market on a national securities exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by a national securities exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on a national securities exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on a national securities exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms).  In addition, the hours of trading for options on a national securities exchange may not conform to the hours during which the securities held by an ETF are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

National securities exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write.  The ETFs, the Manager, RP, Wedgewood and other clients of the ETFs’ advisers may constitute such a group.  These limits restrict an ETF’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.  See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” for a discussion of counterparty risk and other risks associated with investing in OTC options below.

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An ETF’s ability to engage in options transactions may be limited by tax considerations.

Futures.  To the extent consistent with applicable law, the ETFs may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices.  Futures contracts on securities indices are referred to herein as “Index Futures.”

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset).  For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time.  Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time.  In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date.  That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.  Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.  In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received.  Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker.  This amount is known as initial margin.  The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges).  Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  For futures contracts which are cash settled, an ETF may designate or segregate liquid assets in an amount equal to the ETF’s daily marked-to-market value of such contract.  Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain.  In addition, a commission is paid to the broker on each completed purchase and sale.  Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month).  If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.  Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.  Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract.  If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss.  Any transaction costs must also be included in these calculations.  In the U.S., futures contracts are traded only on commodity exchanges or boards of trade — known as “contract markets” — approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

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Index Futures.  An ETF’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.  An ETF may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day.  In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day).  Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures.  An ETF may engage in transactions involving the use of futures on interest rates.  These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Options on Futures Contracts.  Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option).  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract.  Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

An ETF may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts.  For example, to hedge against a possible decrease in the value of its portfolio securities, an ETF may purchase put options or write call options on futures contracts rather than selling futures contracts.  Similarly, an ETF may hedge against a possible increase in the price of securities the ETF expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts.  Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

An ETF is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by an ETF.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents an ETF’s profit or loss on the transaction.

Risk Factors in Futures and Futures Options Transactions.  Investment in futures contracts involves risk.  A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract.  If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk.  Correlation is higher when the investment being hedged underlies the futures contract.  Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency.  In the event of an imperfect correlation between a futures position and

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the portfolio position (or anticipated position) intended to be protected, an ETF may realize a loss on the futures contract and/or on the portfolio position intended to be protected.  The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.  To compensate for imperfect correlations, an ETF may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts.  Conversely, an ETF may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

In the case of Index Futures and commodity futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations.  Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions.  Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates.  As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

An ETF also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the ETF anticipates purchasing is denominated.  In such instances, the currency may instead decline.  If an ETF does not then invest in those securities, the ETF may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

An ETF’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments.  Trading interest in various types of futures and options on futures cannot be predicted.  Therefore, no assurance can be given that an ETF will be able to utilize these instruments effectively.  In addition, there can be no assurance that a liquid market will exist at a time when an ETF seeks to close out a futures or option on a futures contract position, and that ETF would remain obligated to meet margin requirements until the position is closed.  The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions.  In the past, prices have exceeded the daily limit on several consecutive trading days.  Short positions in Index Futures or commodity futures on commodities indices may be closed out only by purchasing a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of an ETF’s sub-adviser to forecast correctly the direction and extent of movements in exchange rates, interest rates, and securities or commodity prices within a given time frame.  For example, to the extent an ETF invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by the ETF, the ETF would realize a loss on the futures contract that is not offset by an increase in the value of its portfolio securities.  As a result, the ETF’s total return would be less than if it had not used the futures.

As discussed above, an ETF that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market.  Because the purchase of a futures contract obligates an ETF to purchase the underlying security or other

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instrument at a set price on a future date, the ETF’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the ETF’s portfolio.  Futures transactions have the effect of investment leverage to the extent an ETF does not maintain liquid assets equal to the face amount of the contract.  If an ETF combines short and long positions, in addition to possible declines in the values of its investment securities, the ETF will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.  Each ETF’s ability to engage in futures and options on futures transactions also may be limited by tax considerations.

Additional Risks Associated with Commodity Futures Transactions.  Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs.  The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity.  To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk.  In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery.  To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price.  Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price.  As a result, when an ETF’s sub-adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges.  Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the U.S. (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges.  For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The lack of a common clearing facility creates counterparty risk.  If a counterparty defaults, an ETF normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies.  When seeking to enforce a contractual remedy, an ETF also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently.  If a dispute occurs, the cost and unpredictability of the legal proceedings required for an ETF to enforce its contractual rights may lead the ETF to decide not to pursue its claims against the counterparty.  An ETF thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the ETF has incurred the costs of litigation.  In addition, unless an ETF hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the ETF might realize in trading could be offset (or worse) by adverse changes in the exchange rate. ).

Swap Contracts and Other Two-Party Contracts

An ETF may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts.  An ETF may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, interest rate swaps, currency swaps, credit default swaps, commodity swaps, inflation swaps, and other types of available swap agreements, depending on the ETF’s investment

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objective and policies.  Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years.  Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount.  On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors.  Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease an ETF’s exposure to the underlying instrument, rate, asset or index.  Swaps can take many different forms and are known by a variety of names.  An ETF is not limited to any particular form or variety of swap agreement if the ETF’s sub-adviser determines it is consistent with the ETF’s investment objective and policies.

For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).  An ETF may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive.  To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, an ETF will receive a payment from or make a payment to the counterparty, respectively.  In addition, an ETF may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the ETF.  In such an instance, an ETF may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount.  If interest rates rise, resulting in a diminution in the value of an ETF’s portfolio, the ETF would receive payments under the swap that would offset, in whole or in part, such diminution in value.  An ETF may also enter into swaps to modify its exposure to particular currencies using currency swaps.  For instance, an ETF may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

An ETF may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount.  The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR.  Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.  See “Indexed Securities — Inflation Indexed Bonds” below.

In addition, an ETF may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers.  In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations.  For example, in purchasing a credit default swap, an ETF may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value.  An ETF, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless.  It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to an ETF in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below).  In addition, as a purchaser in a credit default swap, an ETF’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

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An ETF also may use credit default swaps for investment purposes by selling a credit default swap, in which case the ETF will receive a premium from its counterparty in return for the ETF’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events).  As the seller in a credit default swap, an ETF effectively adds economic leverage to its portfolio because, in addition to its total net assets, the ETF is subject to investment exposure on the notional amount of the swap.  If no event of default (or similar event) occurs, an ETF would keep the premium received from the counterparty and would have no payment obligations.

Contracts for Differences.  Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities.  Often, one or both baskets will be an established securities index.  An ETF’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket.  An ETF also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts.  An ETF will only enter into contracts for differences (and analogous futures positions) when its sub-adviser believes that the basket of securities constituting the long position will outperform the basket constituting the short position.  If the short basket outperforms the long basket, an ETF will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.

Interest Rate Caps, Floors, and Collars.  An ETF may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks.  See “Options and Futures — Risk Factors in Options Transactions” and “— Risk Factors in Futures and Futures Options Transactions” above.  Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount.  The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate.  The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate.  The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions.  An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium.  A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond).  A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond).  Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts.  The most significant factor in the performance of swaps, contracts for differences, caps, floors, and collars is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement.  If an ETF’s sub-adviser is incorrect in its forecasts of such factors, the investment performance of an ETF would be less than what it would have been if these investment techniques had not been used.  If a swap or other two-party contract calls for payments by an ETF, the ETF must be prepared to make such payments when due.

In addition, an ETF may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, an ETF will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that an ETF will succeed

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in enforcing its rights.  For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, an ETF is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the ETF when the ETF seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for an ETF to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  An ETF, therefore, assumes the risk that it may be unable to obtain payments owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the ETF has incurred the costs of litigation.

The ETF’s sub-adviser monitors the creditworthiness of OTC derivatives counterparties.  Typically, an ETF will enter into these transactions only with counterparties that, at the time they enter into a transaction, have long-term debt ratings of A or higher by S&P or Moody’s (or, if unrated, have comparable credit ratings as determined by the ETF’s sub-adviser).  Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s.  The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments.  The ETFs have claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under that Act.

Repurchase Agreements

The ETFs may enter into repurchase agreements with banks and broker-dealers.  A repurchase agreement is an agreement under which securities are acquired by an ETF from a securities dealer or bank subject to resale at an agreed upon price on a later date.  The acquiring ETF bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the ETF is delayed or prevented from exercising its rights to dispose of the collateral securities.  Such a default may subject an ETF to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the ETF seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.  However, an ETF’s sub-adviser attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity.  Fixed rate securities pay a specified rate of interest or dividends.  Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate.  Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.”  Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity).

Holders of fixed income securities are exposed to both market and credit risk.  Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates.  In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise.  Credit risk relates to the ability of an issuer to make payments of principal and interest.  Obligations of

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issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors.

Because interest rates vary, the future income of an ETF that invests in fixed income securities cannot be predicted with certainty.  The future income of an ETF that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

Zero Coupon Securities

Zero coupon securities may be issued by a wide variety of corporate and governmental issuers.  Zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities.  When an investor purchases a traditional coupon-bearing bond, it is paid periodic interest at a predetermined rate.  Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.”  Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities.  While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.  High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.  Issuers of securities in default may fail to resume principal or interest payments, in which case an ETF may lose its entire investment.

Cash and Other High Quality Investments

An ETF may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the ETF’s investments.  These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities.  Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies.  Different kinds of U.S. government securities and foreign government securities have different kinds of government support.  For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S.  Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)).  Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or

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political subdivision and some are not.  Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of an ETF to enforce its rights against the foreign government.  As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. and foreign governments to tighten the availability of credit.  On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations.  FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized.  It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities.  Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate.  For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates.  Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, an ETF may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities.  Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Each ETF may invest in municipal securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.  Because many municipal securities are issued to finance similar projects, especially those relating to

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education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.  In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs.  Some longer-term municipal bonds allow an investor to “put” or sell the security at a specified time and price to the issuer or other “put provider.” If a put provider fails to honor its commitment to purchase the security, the ETF holding the security may have to treat the security’s final maturity as its effective maturity, potentially increasing the volatility of the ETF.

Each ETF may invest in municipal lease obligations.  Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds.  State constitutions and statutes set requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements.  Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis.  Municipal lease obligations also may be subject to abatement risk.  For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

An ETF that invests in the municipal bond market is subject to certain risks.  The amount of public information available about the municipal bonds held by an ETF is generally less than that for corporate equities or bonds, and the investment performance of the ETF may therefore be more dependent on the analytical abilities of its sub-adviser.  The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well developed or liquid than many other securities markets, which may adversely affect an ETF’s ability to sell its bonds at attractive prices.  The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments.  In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, an ETF investing in the issuer’s securities could experience delays in collecting principal and interest and the ETF may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

Real Estate Investment Trusts and other Real Estate-Related Investments

The ETFs may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry.  In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings.  Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate.  Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes.  The value of real estate also may be affected by changes in interest rates and social and economic trends.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies.  An ETF may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage

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REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.  In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry.  REITs are also subject to the risk of poor performance by the REIT’s manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exempt status under the Investment Company Act.  See “Taxation” below for a discussion of some special tax considerations relating to an ETF’s investment in U.S. REITs.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

An ETF may invest up to 15% of its net assets in illiquid securities.  For this purpose, “illiquid securities” are securities that an ETF may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the ETF has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

An ETF’s sub-adviser also may deem certain securities to be illiquid as a result of the sub-adviser’s receipt from time to time of material, non-public information about an issuer, which may limit the sub-adviser’s ability to trade such securities for the account of any of its clients, including an ETF.  In some instances, these trading restrictions could continue in effect for a substantial period of time.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, an ETF will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.

Private Placements and Restricted Investments.  Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale.  Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, an ETF could have difficulty selling them when its sub-adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held.  Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.”  Securities purchased in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act, are restricted securities.  Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A).  Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.  An ETF may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.  An ETF may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act when selling its securities in a registered offering.  In such event, an ETF may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the ETF may have a due diligence defense.

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At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing an ETF’s net asset value.  The judgment of the ETF’s sub-adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Investments in Other Investment Companies or Other Pooled Investments

Each ETF may invest in the securities of other investment companies to the extent permitted by law.  Subject to applicable regulatory requirements, an ETF may invest in shares of both open- and closed-end investment companies (including money market funds and ETFs).  The market price for ETF and closed-end fund shares may be higher or lower than, respectively, the ETF’s and closed-end fund’s NAV.  Investing in another investment company exposes an ETF to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.  An ETF also may invest in private investment funds, vehicles, or structures.

Portfolio Turnover

Each ETF’s portfolio turnover rates for the 2010 fiscal year and the 2009 fiscal period are set forth in the financial highlights section of the Prospectus. Higher portfolio turnover may result in an ETF incurring higher transaction costs and realizing gains that must be distributed to its shareholders, resulting in higher taxes for them.

MANAGEMENT

Board of Trustees and Officers

As a Delaware trust, the business and affairs of the Trust are managed by its officers under the oversight of its Board.  The Board currently consists of three Trustees.

One of the Trustees is an officer and employee of the Manager.  This Trustee is an “interested person” (as defined in Section 2(a) (19) of the Investment Company Act) of the Trust (an “Interested Trustee”).  The other Trustees are not interested persons of the Trust (the “Independent Trustees”).  Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust’s “fund complex” currently consists of the five ETFs.  Each Trustee or officer may be contacted by writing to the Trustee or officer c/o Grail Advisors, LLC, One Ferry Building, Suite 255, San Francisco, California 94111.  The name, age, address and principal occupation of, and public directorships held by, each Trustee during the past five years is set forth below.

Name, Address, Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Charles H. Salisbury, Jr. Age: 69	Trustee	Since 2009	Private investor.	5

Hobart & William Smith Colleges, Investment Committee Chair (since 2006); Trustee, Johns Hopkins Hospital (since 2000); Trustee, Guadalupe Center of Immokalee (since 2007); Director, CeraTech, Inc. (since 2003).

Dennis G. Schmal Age: 63	Trustee	Since 2009	Self-employed consultant (since 2003).	5

Trustee, AssetMark Funds (since 2007); Director/ Chairman, Pacific Metrics Corp. (educational services) (since 2005); Director, Varian Semiconductor Equipment Associates, Inc. (since 2004); Director, MCF Corp. (financial services) (since 2003); Trustee, Wells Fargo Multi-Strategy 100 Hedge Fund (since 2008).

INTERESTED TRUSTEES
William M. Thomas	Chief Executive	Since 2008	Chief Executive Officer, Grail Advisors, LLC (since	5	None

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Age: 48	Officer		2008); Senior Vice President, Charles Schwab (2000-2008).
OFFICERS
Chester G. Chappell Age: 46	Secretary	Since 2008

Chief Operating Officer, Grail Advisors (since December 2009); Head of Distribution, Grail Advisors, LLC (May 2008 — November 2009); Vice President, National Sales Manager, Charles Schwab (2003-2008); Director, Asset Management Strategic Alliances, Charles Schwab (2000-2003).

				N/A	N/A
Bryan M. Hiser Age: 37	Chief Financial Officer	Since 2008	Director of Investment Research, Grail Advisors, LLC (since 2008); Assistant Vice President Fund Administration, Citi Fund Services (2007-2008); Financial Analyst, Harbor Capital Advisors (1999-2007).	N/A	N/A

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Charles H. Salisbury, Jr.:  Mr. Salisbury has extensive experience in the investment management industry, including as a portfolio manager at a prominent investment manager, as well as service on multiple non-profit boards of directors.

Dennis G. Schmal:  Mr. Schmal has extensive experience in the investment management industry, including as a member of senior management of the investment company audit practice at a large public accounting firm, as well as service on multiple boards of directors overseeing public companies, registered investment companies and private funds.

William M. Thomas:  Mr. Thomas has extensive experience in the investment management industry, including as a member of senior (sales) management of a large on-line broker.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board.  To make this determination the Board considered a variety of criteria, none of which in isolation was controlling.  Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.  The Board also took into account the actual service and commitment of each Trustee during his tenure on the Board.

Board Structure

Mr. Thomas is considered to be an Interested Trustee and serves as Chairman of the Board.  The Chairman’s responsibilities include:  setting an agenda for each meeting of the Board; presiding at all meetings of the Board and all meetings of the Independent Trustees; and serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

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The Board believes that having an interested Chairman, who is familiar with the Manager and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority.  The Board does not believe that an independent Chairman would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently.  Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.  In addition, the Independent Trustees have appointed a lead Independent Trustee, Mr. Schmal, to receive information from (and convey information to) management on behalf of the Independent Trustees and, when receiving information from management, disseminate it to the broader group of Independent Trustees, as necessary.

The Board holds four regularly scheduled in-person meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  The Independent Trustees meet separately at each regularly scheduled in-person meeting of the Board, and during a portion of each such separate meeting management is not present.  The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees are appropriate under the circumstances.  Based on such self-assessment, among other things, the Board believes that its current structure is appropriate.  As part of this self-assessment, the Board considered several factors, including the number of ETFs overseen by the Board, their investment objectives, the responsibilities entrusted to the Manager and other service providers with respect to the oversight of the day-to-day operations of the Trust and the ETFs.

The Board sets broad policies for the Trust and may appoint Trust officers.  The Board oversees the performance of the Manager, the (primary) investment sub-advisers of the ETFs and the Trust’s other service providers.  As part of its oversight function, the Board monitors the advisers’ risk management, including, as applicable, their management of investment, compliance and operational risks, through the receipt of periodic reports and presentations.  The Board has not established a standing risk committee.  Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility.  To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports.  Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO.  The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them.  The Board expects all parties, including, but not limited to, the Manager, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee.  The function of the Audit Committee is discussed in detail below.

Committees

The Board currently has three standing committees: an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee.  Currently, each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally each ETF’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of each ETF’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to each ETF’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review

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and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. During the fiscal year ended October 31, 2010, the Audit Committee met three times.

The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted.  The Committee will generally not consider potential candidates for nomination identified by shareholders.  During the fiscal year ended October 31, 2010, the Nomination Committee met one time.

The purposes of the Qualified Legal Compliance Committee are to:  (1) receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any Trustee, officer, director, employee, or agent of the Trust; (2) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder; and (3) perform such other duties as may be assigned to it, from time to time, by the Board.  During the fiscal year ended October 31, 2010, the Qualified Legal Compliance Committee did not meet.

Equity Ownership of Trustees.  The table below shows the dollar range of (i) Shares of the ETF discussed in this SAI, and (ii) shares of all ETFs in the Trust’s family of investment companies, owned by the Trustees as of December 31, 2010.

Name	Dollar Range of Equity Securities in the ETF*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Charles H. Salisbury, Jr.	$0	$50,001 - $100,000
Dennis G. Schmal	$0	$0
William M. Thomas	$1 - $10,000	$10,001 - $50,000

* The “Family of Investment Companies” currently consists of five ETFs.

Compensation of Trustees and Officers

Interested Trustees are not compensated by the Trust.  The Trust pays each Independent Trustee $20,000 per year for attendance at meetings of the Board.  All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings.  The Trust does not accrue pension or retirement benefits as part of the ETFs’ expenses, and Trustees are not entitled to benefits upon retirement from the Board.  The Trust’s officers receive no compensation directly from the Trust.

The table below sets forth the total remuneration of Trustees and Officers of the Trust for the fiscal year ended October 31, 2010:

Name	Aggregate Compensation from ETFs*	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees**
Charles H. Salisbury, Jr.	$6,500	None	None	$20,000
Dennis G. Schmal	$6,500	None	None	$20,000

*    Approximation. Compensation is allocated across the ETFs in the Fund Complex.

**  The “Fund Complex” currently consists of five ETFs.

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Codes of Ethics

The Trust, Manager, RP, Wedgewood and Distributor each have adopted a code of ethics (“Code of Ethics”), as required by applicable law, which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ETFs (which may also be held by persons subject to a Code of Ethics).  There can be no assurance that the Codes of Ethics will be effective in preventing such activities.  The Codes of Ethics may permit personnel subject to them to purchase and sell securities, including securities that may be sold, held or purchased by the ETFs.  The Manager, RP and Wedgewood do not use inside information in making investment decisions on behalf of an ETF.  The Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies

The Board believes that the voting of proxies with respect to securities held by the ETFs is an important element of the overall investment process.  In this regard, the Trust has adopted Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for the voting of proxies on the ETFs’ portfolio securities to their sub-advisers.  Please see Appendix A for a copy of the Policies.

Proxy voting for the RP Growth ETF has been delegated to RP.  Proxy voting for the RP Focused Large Cap Growth ETF has been delegated to Wedgewood.  RP’s and Wedgewood’s proxy voting policies and procedures dictate the voting of proxies in the best interests of ETF shareholders and include procedures to address potential conflicts of interest.  These policies and procedures are summarized (or included in their entirety) in Appendix B.

Information on how the ETFs voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge, upon request, by calling 1-415-677-5870 and (2) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of an ETF or acknowledges the existence of control.

The following table shows, to the best of the ETFs’ knowledge, those persons who owned 5% or more of the outstanding shares of each ETF’s shares as of January 31, 2011.

RP GROWTH ETF

Name and Address	Ownership	Number of Shares		Percentage

Morty Schaja 7 Orchard Lane Old Westbury, NY 11568	Beneficial Owner	53,000		35.33%

Mitchell Rubin 40 West 13th St., Apt. 3 New York, NY 10011	Beneficial Owner	52,455		34.97%

National Financial Services LLC Attn: Lew Trezza 200 Liberty Street New York, NY 10281	Record Owner	22,571		15.05%

Charles Schwab & Co., Inc. PO Box 64930 Phoenix, AZ 85082-4930	Record Owner	7,534	*	5.02%*

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 Jersey City, NJ 07311	Record Owner	8,727		5.82%

*Excludes shares beneficially owned by other parties listed in the table.

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RP FOCUSED LARGE CAP GROWTH ETF

Name and Address	Ownership	Number of Shares		Percentage

Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	Record Owner	106,523		35.51%

Charles Schwab & Co., Inc. PO Box 64930 Phoenix, AZ 85082-4930	Record Owner	38,869	*	12.96%*

Morty Schaja 7 Orchard Lane Old Westbury, NY 11568	Beneficial Owner	33,550		11.18%

National Financial Services LLC Attn: Lew Trezza 200 Liberty Street New York, NY 10281	Record Owner	32,562		10.85%

LPL Financial Attn: Corporate Actions PO Box 509043 San Diego, CA 92150-9043	Record Owner	25,560		8.52%

*Excludes shares beneficially owned by other parties listed in the table.

INVESTMENT ADVISORY AND OTHER SERVICES

Grail Advisors, LLC

The Manager, Grail Advisors, LLC, oversees the performance of the ETFs and arranges for transfer agency, custody and all other services necessary for the ETFs to operate, but does not exercise day-to-day oversight over the ETFs’ sub-advisers.  The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of RP and Wedgewood.  These services are provided under the terms of an Investment Management Agreement, effective for the ETFs as of September 10, 2009 (“Investment Management Agreement”), between the Trust, on behalf of each ETF, and the Manager.

Pursuant to the Investment Management Agreement, each ETF pays the Manager a management fee for the services and facilities it provides payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of an ETF’s average daily net assets.  From time to time, the Manager may waive all or a portion of its fee; any such waiver would increase an ETF’s performance.  The Manager is responsible for compensating RP and Wedgewood out of the management fees it receives from each ETF.

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ETF	Management Fee
RP Growth ETF	0.65%
RP Focused Large Cap Growth ETF	0.65%

The Manager is a majority-owned subsidiary of Grail Partners, LLC.  Grail Partners, LLC is engaged in merchant banking activities and provides consultative services and capital to global investment management firms and financial services businesses.  Grail Partners, LLC is registered as a broker-dealer, but is not principally or otherwise engaged in securities dealing, market making, floor brokerage, exchange specialist activities, proprietary trading or similar securities-related activities.  The Manager is a registered investment adviser and is located at One Ferry Building, Suite 255, San Francisco, CA 94111.

Under the Investment Management Agreement, the Manager (or its affiliates) pays all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Manager or its affiliates.  The Trust pays all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager, RP or Wedgewood.  Without limiting the generality of the foregoing, the Trust pays or arranges for the payment of the following: the costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Manager or its affiliates; all legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities; all expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any; the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined above); the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; all brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; all taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes; any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations; all insurance premiums for fidelity and other coverage; all expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; all expenses of pricing of the net asset value per share of each ETF, including the cost of any equipment or services to obtain price quotations; and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

The Manager has contractually agreed to reduce its fees and/or reimburse each ETF’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for Shares of each ETF to 0.89% of its average net assets (“Expense Cap”).  The Expense Cap will remain in effect until at least March 1, 2012.  The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

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The Investment Management Agreement with respect to an ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of an ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Management Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of an ETF’s shareholders, on 60 calendar days written notice to the Manager, and by the Manager on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

The Investment Management Agreement provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Management Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in that Agreement.  The Investment Management Agreement also provides that the Manager may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

For the fiscal year ended October 31, 2010 and the period October 2, 2009 (commencement of operations) through October 31, 2009, the Manager was entitled to $24,919 and $1,341, respectively, for managing the RP Growth ETF, and was entitled to $33,228 and $1,378, respectively, for managing the RP Focused Large Cap Growth ETF. The Manager waived 100% of these amounts for both ETFs during both periods.

The Manager may, from time to time, at its own expense from its own resources, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

RiverPark Advisors, LLC

RP acts as primary sub-adviser of the RP Focused Large Cap Growth ETF and as the exclusive sub-adviser of the RP Growth ETF.  RP is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) and is located at 156 West 56th Street, 17th Floor, New York, NY 10019 and is a wholly-owned subsidiary of RP Holding Group LLC, a newly-organized Delaware limited liability company.  RP Holding Group LLC is currently controlled by Morty Schaja and Mitchell Rubin.  In addition to the services it provides the ETFs, RP offers its advisory services to separate accounts, alternative vehicles, and a family of five mutual funds.  Mr. Schaja, CFA, is RP’s Chief Executive Officer and Mr. Rubin, CFA, is RP’s Chief Investment Officer.

RP provides day-to-day portfolio management services to RP Growth ETF and, in conjunction with the Manager, oversees the day-to-day portfolio management services provided by Wedgewood to RP Focused Large Cap Growth ETF.  For the RP Growth ETF, RP has discretion to purchase and sell securities in accordance with these ETFs’ objectives, policies, and restrictions.

With respect to the RP Growth ETF, RP has entered into an Investment Sub-Advisory Agreement between the Manager and RP, dated September 10, 2009 (“RP Agreement I”).  With respect to the RP Focused Large Cap Growth ETF, RP has entered into a Primary Investment Sub-Advisory Agreement between the Manager and RP, dated September 10, 2009 (“RP Agreement II” and together with RP Agreement I, the “RP Sub-Advisory Agreements”), and is also a party to the Wedgewood Subadvisory Agreement described below.  Pursuant to the RP Subadvisory Agreements, RP receives fees from the Manager to provide the services described above.  These fees are paid by the Manager out of the advisory fees it receives from an ETF; they are not separately paid by an ETF.  These fees are payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of an ETF’s average daily net assets.  In addition, the Manager pays the amounts due Wedgewood for the RP Focused Large Cap Growth ETF to RP, who then pays those amounts to

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Wedgewood.  These amounts are included in the table below, and are separately described in the discussion of Wedgewood.  From time to time, RP may waive all or a portion of its fee.

ETF	RP Subadvisory Fee
RP Growth ETF	0.50%
RP Focused Large Cap Growth ETF	0.50%

The RP Subadvisory Agreements will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the applicable ETF on no more than 60 days’ written notice to RP, or by RP upon 60 days’ written notice to the Trust.  The RP Subadvisory Agreement with respect to an ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of an ETF, and (2) by the vote of a majority of the Trustees who are not parties to the RP Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

For the fiscal year ended October 31, 2010 and the period October 2, 2009 (commencement of operations) through October 31, 2009, RiverPark earned $19,144 and $1,070, respectively, for managing the RP Growth ETF, and earned $25,513 and $1,060, respectively, for managing the RP Focused Large Cap Growth ETF. RP waived 100% of these amounts for both ETFs during both periods.

Wedgewood Partners, Inc.

Wedgewood acts as the sub-adviser for RP Focused Large Cap Growth ETF.  Wedgewood is registered as an investment adviser with the SEC and is located at 9909 Clayton Road, Suite 103, St. Louis, MO 63124.  Anthony L. Guerrerio is the majority owner of Wedgewood, and David A. Rolfe is the minority owner.  The firm’s investment style is large cap focused growth.  Wedgewood began operations in 1988 and was founded by Anthony L. Guerrerio, who is its Chief Executive Officer.

Wedgewood provides day-to-day portfolio management services to RP Focused Large Cap Growth ETF.  For this ETF, Wedgewood has discretion to purchase and sell securities in accordance with the ETF’s objectives, policies, and restrictions.

Wedgewood has entered into an Investment Sub-Advisory Agreement among the Manager, RP and Wedgewood, dated September 10, 2009, with respect to the RP Focused Large Cap Growth ETF (“Wedgewood Subadvisory Agreement”).  Pursuant to the Wedgewood Subadvisory Agreement, Wedgewood receives fees from the Manager to provide the services described above.  Wedgewood receives an annual fee of 0.25%, calculated as a percentage of the RP Focused Large Cap Growth ETF’s average daily net assets and payable on a quarterly basis.  This fee is paid out of the advisory fees the Manager receives from the RP Focused Large Cap Growth ETF; they are not separately paid by the RP Focused Large Cap Growth ETF.  From time to time, Wedgewood may waive all or a portion of its fee.

The Wedgewood Sub-Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the RP Focused Large Cap Growth ETF on no more than 60 days’ written notice to Wedgewood, or by Wedgewood upon 60 days’ written notice to the Trust.  The Wedgewood Sub-Advisory Agreement will also terminate in the event that the RP Subadvisory Agreement for the RP Focused Large Cap Growth ETF terminates.  The Wedgewood Sub-Advisory

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Agreement will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the RP Focused Large Cap Growth ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Wedgewood Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

For the fiscal year ended October 31, 2010 and the period October 2, 2009 (commencement of operations) through October 31, 2009, Wedgewood earned, but did not receive, fees for sub-advising the RP Focused Large Cap Growth ETF.

Custodian

BNY Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as Custodian of each ETF’s assets.  As Custodian, BNY Mellon has agreed to: (1) make receipts and disbursements of money on behalf of the ETF, (2) collect and receive all income and other payments and distributions on account of the ETF’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the ETF concerning the ETF’s operations.  BNY Mellon does not exercise any supervisory function over the purchase and sale of securities.  Pursuant to the Custody Agreement between BNY Mellon and the Trust the Trust has agreed to pay an annual custody fee of .50 basis points on the first $1 billion of its gross adjusted assets, and .25 basis points on gross adjusted assets in excess of $1 billion, plus certain transaction charges and additional global custody fees.

Administrator, Fund Accountant and Transfer Agent

BNY Mellon, located at One Wall Street, New York, New York 10286 serves as Administrator, Fund Accountant and Transfer Agent to each ETF.  As administrator, BNY Mellon provides each ETF with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by an ETF under federal and state securities laws.

As fund accountant and transfer agent, BNY Mellon has agreed to: (1) perform and facilitate purchases and redemptions of Creation Units of each ETF, (2) make dividend and other distributions on Shares of each ETF, (3) record the issuance of Shares and maintain records of outstanding Shares of each ETF, (4) maintain certain accounts, (5) make and transmit periodic reports to an ETF and its other service providers, and (6) otherwise perform the customary services of a transfer agent and dividend disbursing agent.  For the services to be provided by BNY Mellon to the ETFs, the Trust has agreed to pay a $1,000 monthly ETF administration fee per ETF, a monthly transfer agency services fee of $1,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs), a fund accounting fee of 1.50 basis points on the first $1 billion of its gross adjusted assets, and 1.00 basis points on gross adjusted assets in excess of $1 billion, and a fund administration fee of 2.50 basis points on the first $1 billion of its gross adjusted assets, and 2.00 basis points on gross adjusted assets in excess of $1 billion, plus certain out-of-pocket expenses.  There is a minimum fund accounting and fund administration fee of $75,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs).

For the period ended October 31, 2010, BNY Mellon earned $12,365 and $12,365, respectively, in fees as administrator of each of RP Growth ETF and RP Focused Large Cap Growth ETF. For the period October 2, 2009 (commencement of operations) through October 31, 2009, BNY Mellon earned $771 and $771, respectively, in fees as administrator of each of RP Growth ETF and RP Focused Large Cap Growth ETF.

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PORTFOLIO MANAGERS

Portfolio managers at RP and Wedgewood (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the ETFs.  Information regarding these other accounts has been provided by each Portfolio Manager’s firm and is set forth below.  The number of accounts and assets is shown as of December 31, 2010.

Name of	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
RiverPark Advisors, Inc.
Mitch Rubin	2 ($3.95 mil)	1 ($8.08 mil)	2 ($15.88 mil)	N/A	1 ($8.08 mil)	N/A
Wedgewood Partners, Inc.
David A. Rolfe	N/A	N/A	N/A	N/A	N/A	N/A

Conflicts of Interest

The Portfolio Managers may in the future manage accounts other than the ETFs.  This side-by-side management may present potential conflicts between a Portfolio Manager’s management of an ETF’s investments, on the one hand, and the investments of the other accounts, on the other hand.

Set forth below is a description, provided by RP and Wedgewood, of any other foreseeable material conflicts of interest that may arise from the concurrent management of ETFs and other accounts.

RP and Wedgewood.  The Portfolio Managers at each firm may manage accounts other than the ETFs, which may present potential conflicts between the ETFs and those other accounts.  The management of multiple funds, including the ETFs, and other accounts may require the Portfolio Manager to devote less than all of his or her time to an ETF, particularly if the ETF and other accounts have different objectives, benchmarks and time horizons.  The Portfolio Manager may also be required to allocate his or her investment ideas across multiple funds and accounts, including the ETFs.  In addition, if the Portfolio Manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one ETF or other account, an ETF may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that a Portfolio Manager will determine that it would be in the best interest, and consistent with the investment policies of another account, to sell short a security that an ETF holds long, potentially resulting in a decrease in the market value of the security held by the ETF.

In addition, other accounts managed by the Portfolio Manager may have a higher advisory fee and/or performance-based fees which may provide a greater incentive to perform for those accounts than the ETF.  The policies of RP and Wedgewood, however, require that Portfolio Managers treat all accounts they manage equitably and fairly.

As noted above, Portfolio Managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging RP and/or Wedgewood).  The structure of a Portfolio Manager’s compensation may create an incentive for the Portfolio Manager to favor accounts whose performance has a greater impact on such compensation.

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The Portfolio Manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a Portfolio Manager holds a larger personal investment in one fund or an ETF than he or she does in another, the Portfolio Manager may have an incentive to favor the fund or ETF in which he or she holds a larger stake.

In general, RP and Wedgewood have policies and procedures to address the various potential conflicts of interest described above.  Both firms have policies and procedures designed to ensure that Portfolio Managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, both firms have policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a Portfolio Manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation

The Portfolio Managers are compensated in various forms by RP or Wedgewood.  Following is a description provided by RP and Wedgewood regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

RP.  RP seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio Managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the performance of the Portfolio Manager’s accounts and contribution to the overall growth and profitability of the firm.  Portfolio Managers are provided no financial incentive to favor one fund or account over another.  In addition, Mr. Schaja and Mr. Rubin are substantial equity owners of RP Holding Group LLC, RP’s parent, and thus receive compensation based on the RP’s overall profitability.

Wedgewood.  Wedgewood seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Mr. Rolfe receives a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Mr. Rolfe’s compensation is reviewed annually and the level of compensation is based on individual performance, the performance of his accounts and contribution to the overall growth and profitability of the firm.  Mr. Rolfe is provided no financial incentive to favor one fund or account over another.  In addition, Mr. Rolfe is a substantial equity owners of Wedgewood, and thus receives compensation based on the Wedgewood’s overall profitability.

Ownership of ETFs

The following table discloses the dollar range of equity securities beneficially owned by each Portfolio Manager in each below ETF as of December 31, 2010:

Portfolio Manager	Dollar Range of Securities

Portfolio Manager	RP Growth ETF	RP Focused Large Cap Growth ETF
RiverPark Advisors, LLC
Mitchell Rubin	Over $1,000,000	N/A
Wedgewood Partners, Inc.

David A. Rolfe

N/A

$100,001-$500,000

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio changes will generally be implemented through in-kind transactions for Creation Units, however, RP and Wedgewood may execute brokerage transactions for an ETF and an ETF may incur brokerage commissions, particularly during the early stages of the ETFs’ development or in the case of transactions involving realized losses.  Also, an ETF may accept cash as part or all of an In-Kind Creation or Redemption Basket, in which case RP or Wedgewood may need to execute brokerage transactions for an ETF.  When executing portfolio transactions, RP or Wedgewood will place its own orders to execute securities transactions that are designed to implement the applicable ETF’s investment objective and policies.  In placing such orders, RP or Wedgewood will seek the best net price and most favorable execution, consistent with their obligations under the Subadvisory Agreements.  The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations.

In these cases, in selecting brokers or dealers to execute particular transactions, RP or Wedgewood are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the 1934 Act), provision of statistical quotations (including the quotations necessary to determine an ETF’s NAV), and other information provided to the ETF, and/or to RP or Wedgewood (or their affiliates), as the case may be, provided, however, that RP or Wedgewood determines that it has received the best net price and execution available.  RP and Wedgewood are also authorized to cause an ETF to pay to a broker or dealer who provides such brokerage and research services a commission (as defined in SEC interpretations) in excess of the amount of the commission another broker or dealer would have charged for effecting the same transaction.  RP and Wedgewood, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which RP or Wedgewood exercises investment discretion.  Under these circumstances, the fees of RP or Wedgewood are not reduced by reason of receipt of such brokerage and research services.  In addition, with disclosure to and pursuant to written guidelines approved by the Board, RP or Wedgewood (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so.  However, the ETFs do not allow RP or Wedgewood to enter into arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of ETF shares by those broker-dealers.

An ETF’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the ETF’s cash flows.  The ETFs portfolio turnover for the fiscal year ended October 31, 2010 appears in the ETFs’ prospectus.  High portfolio activity may increase an ETF’s transaction costs, including brokerage commissions, and result in a greater number of taxable transactions.

It is expected that, if RP or Wedgewood executes brokerage transactions for an ETF, securities ordinarily will be purchased for the ETF in the primary markets, and that in assessing the best net price and execution available, RP or Wedgewood, as applicable, shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  Transactions involving securities of small and emerging

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growth companies may involve specialized services on the part of the broker or dealer and therefore entail higher commissions or spreads than transactions involving more widely traded securities.

To the extent that accounts managed by RP or Wedgewood are simultaneously engaged in the purchase of the same security as an ETF, then, as authorized by the Board, available securities may be allocated to the ETF and other client accounts and may be averaged as to price in a manner determined by RP or Wedgewood, as applicable, to be fair and equitable.  Such allocation and pricing may affect the amount of brokerage commissions paid by an ETF.  In some cases, this system might adversely affect the price paid by an ETF (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an ETF (for example, in the case of a small issue).

During the fiscal year ended October 31, 2010, RP Growth ETF and RP Focused Large Cap Growth ETF paid brokerage commissions in the amounts of $4,027 and $4,494, respectively. During the fiscal period October 2, 2009 (commencement of operations) through October 31, 2009, RP Growth ETF and RP Focused Large Cap Growth ETF paid brokerage commissions in the amounts of $188 and $42, respectively.

During the fiscal year ended October 31, 2010, the RP Focused Large Cap Growth ETF acquired securities of its following “regular” brokers or dealers (as defined in Rule 10b-l under the 1940 Act): Goldman Sachs Group. As of October 31, 2010, the RP Focused Large Cap Growth ETF’s aggregate holding of its regular brokers or dealers or their parents were:

Name of Issuer	Type of Security	Value (000)
Goldman Sachs Group, Inc.	Equity	409

THE DISTRIBUTOR

The Distributor is located at 1290 Broadway, Suite 1100, Denver, CO 80203.  The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in this SAI.  The Distributor acts as an agent for the Trust.  The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor has no role in determining the investments or investment policies of the ETFs.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act (“Plan”).  In accordance with its Plan, each ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities.  In addition, if the payment of management fees by an ETF is deemed to be indirect financing by the ETF of the distribution of its shares, such payment is authorized by the Plan.  The Plan specifically recognizes that the Manager and other persons, including RP and Wedgewood, may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Shares.  The Manager and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the ETFs.  The Manager may also make payments to certain market makers in the ETFs’ Shares for providing bona fide consulting and educational services regarding the ETFs.  The making of the types of payments described in this paragraph could create a conflict of interest for the party receiving such payments.

The Plan was adopted in order to permit the implementation of an ETF’s method of distribution.  No fees are currently paid by any ETF under a Plan, however; and there are no current plans to impose such fees.  In the event such fees were to be charged, over time they would increase the cost of an investment in an ETF.

Under each Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

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ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the ETFs.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Legal Counsel

K&L Gates LLP, located at 1601 K Street NW, Washington, DC 20006, serves as legal counsel to the ETFs.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company.  The Trust was organized on December 7, 2007 and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series.  Currently, the Trust consists of eight actively managed series, although three series have not been opened for investment.  During the fiscal year ended October 31, 2010, two series of the Trust were liquidated. The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting.  Generally, there will not be annual meetings of Trust shareholders.  If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders.  Shareholders holding two-thirds of Shares outstanding of all ETFs may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable.  Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature.  Shares have equal voting rights, except that in a matter affecting only a particular ETF, only Shares of that ETF may be entitled to vote on the matter.  The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of an ETF may be individually redeemable.  The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors.  Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of an ETF.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust.  The Trust Instrument provides for indemnification out of an ETF’s property for all loss and expense of an ETF’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason.  The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which an ETF itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If an ETF does not grow to a size to permit it to be economically viable, the ETF may cease operations.  In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

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Book Entry Only System

DTC acts as securities depositary for Shares.  Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.  Certificates generally will not be issued for Shares.

DTC has advised the Trust as follows:  it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act.  DTC was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, and FINRA.  Access to the DTC system is also available to “Indirect Participants” such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.  DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.  Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants).  Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.  The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form.  Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof.  Accordingly, each beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such beneficial owner holds its interests, to exercise any rights as a holder of Shares.  The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners (acting through such DTC Participants) to take such action and would otherwise act upon the instructions of beneficial owners owning through them.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of Share holdings of each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of beneficial owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners.  In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares.  DTC or the nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or the nominee.  Payments by DTC Participants to Indirect Participants and beneficial owners of Shares (held through DTC Participants) are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.  The Trust has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by beneficial owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients.  Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate.  Investors interested in such a service should contact their broker for availability and other necessary details.  DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.

TRANSACTIONS IN CREATION UNITS

Each ETF sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day.  No ETF will issue fractional Creation Units.

To purchase or redeem any Creation Units from an ETF, you must be, or transact through, an Authorized Participant.  In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the ETF’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.”  Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants.  Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.  Market disruptions and telephone or other communication failures may impede the transmission of orders.

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Non-custom orders must be received by the Distributor by the “Closing Time” of the regular trading session on the Exchange (currently 4:00 p.m. Eastern time) on the Business Day such order is placed to be effectuated based on the ETF’s NAV that day.  Orders effectuated outside the Clearing Process are likely to require transmittal earlier on the relevant Business Day than orders effectuated through the Clearing Process.  Thus, persons placing or effectuating orders outside the Clearing Process should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders.

Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV.  Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on the ETF’s NAV on that Business Day.  A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and therefore has additional cash included in a Fund Deposit or Fund Redemption in lieu of such security.  Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors may be required to pay a Transaction Fee.  The “Creation Transaction Fee” and “Redemption Transaction Fee” are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day.  A charge of up to four (4) times the fixed fee may be imposed as part of the Transaction Fee for (i) transactions outside the Clearing Process and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the Trust.  The Manager, subject to the approval of the Board, may adjust or waive the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and Redemption Baskets, respectively, to and from the account of the Trust.  Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

The Standard Creation/Redemption Transaction Fee for each of the RP Growth ETF and the RP Focused Large Cap Growth ETF is $500 and the Maximum Creation/Redemption Transaction Fee for each such ETF is $2,000.

Purchasing Creation Units

Fund Deposit.  The consideration for a Creation Unit of an ETF is the Fund Deposit.  The Fund Deposit will consist of the In-Kind Creation Basket and Cash Component, or a Cash Component that includes an all cash payment.

The Balancing Amount reflects the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket.  If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the ETF.  By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the ETF pays the Balancing Amount to the purchaser.

BNY Mellon, in a portfolio composition file sent via the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket to be

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included in the current Fund Deposit for each ETF (based on information about the ETF’s portfolio at the end of the previous Business Day).  BNY Mellon, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day.

The Fund Deposit is applicable for purchases of Creation Units of the ETF until such time as the next-announced Fund Deposit is made available.  Each ETF reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.  In addition, the composition of the Fund Deposit may change as, among other things, corporate actions and investment decisions by RP and/or Wedgewood are implemented for the ETF’s portfolio.  All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the ETF, and the ETF’s determination shall be final and binding.

Placement of Creation Orders Using Clearing Process.  In connection with creation orders made through the Clearing Process, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order.  Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor.  An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process.  Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC.  With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket through DTC to the relevant Trust account by 11:00 a.m., Eastern time, (the “DTC Cut-Off Time”) of the Business Day immediately following the Transmittal Date.  The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.  However, if the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by 2:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date, such order will be canceled.  Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component.  The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”).  Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed.  The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate

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amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the ETF for any losses resulting therefrom.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least   105% of the daily marked to market value of the missing securities.  To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the ETF for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs.  The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust.  The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of an ETF if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of an ETF; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the In-Kind Creation Basket would have adverse tax consequences to the ETF; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise in the discretion of the Trust or the Manager have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Manager make it practically impossible to process creation orders.  Examples of such circumstances include acts of God, public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Manager, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.

Redeeming Creation Units

Fund Redemptions.  ETF Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by an ETF through the Transfer Agent and only on a Business Day.  The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or a Cash Redemption Amount that includes an all cash payment.  In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The redemption proceeds for a Creation Unit generally consist of the In-Kind Redemption Basket and a Cash Redemption Amount, which consists of a Balancing Amount and a Transaction Fee.

The Balancing Amount reflects the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket.  If the NAV per Creation Unit exceeds

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the market value of the securities in the In-Kind Redemption Basket, the ETF pays the Balancing Amount to the redeeming investor.  By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the ETF.

BNY Mellon, in a portfolio composition file sent via the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the portfolio securities in the current In-Kind Redemption Basket (subject to possible amendment or correction).  The In-Kind Redemption Basket on a particular Business Day may not be identical to the In-Kind Creation Basket for that day.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.  Orders deemed received will be effectuated based on the NAV of the ETF as next determined.  An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time, will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day.  The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of ETF Shares directly through DTC.  Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and any Cash Redemption Amount owed to the redeeming party by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

In the event that the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed to the Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible.  Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 105% of the value of the missing Shares, which the Manager may change from time to time.

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The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant.  The Authorized Participant’s agreement will permit the Trust, on behalf of the relevant ETF, to purchase the missing Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares and the value of the collateral.

The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust.  Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the ETF are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.  If, however, either: (i) the requisite number of Shares of the relevant ETF are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the ETF Shares of the relevant ETF are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Trust may in its discretion exercise its option to redeem such ETF Shares in cash, and the redeeming beneficial owner will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that an ETF may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its ETF Shares based on the NAV of Shares of the relevant ETF next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the ETF’s brokerage and other transaction costs associated with the disposition of securities in the In-Kind Redemption Basket).  An ETF may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.  Redemptions of ETF Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash.  The Authorized Participant may request the redeeming beneficial owner of the ETF Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

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DETERMINATION OF NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time.  An ETF’s NAV per Share is computed by dividing the net assets by the number of Shares outstanding.

TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, each ETF is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.  Such qualification generally relieves each ETF of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements.  If, for any reason, an ETF does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the ETF would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders.  In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such ETF’s current and accumulated earnings and profits and would be eligible for taxation at reduced rates through 2012 for non-corporate shareholders and for the dividends received deduction available in some circumstances to corporate shareholders.  Moreover, if an ETF were to fail to make sufficient distributions in a year, the ETF would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the ETF could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to at least 98% of their ordinary taxable income and 98.2% of their capital gain net income (excess of capital gains over capital losses), if any.  Each ETF intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the ETF on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the ETF and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain.  Such transactions and investments may cause the ETF to recognize taxable income prior to the receipt of cash, thereby requiring the ETF to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.  In addition, in the case of any shares of a PFIC in which the ETF invests, the ETF may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the ETF fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar.  The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market.  The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a

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transaction subject to the special currency rules.  However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply.  With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss.  A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle.  The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code.  Any gain or loss attributable to the foreign currency component of a transaction engaged in by the ETF which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Dividends and interest received, and gains realized, by an ETF on foreign securities may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The ETF will be required in certain cases to impose “backup withholding” on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the ETF when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.”  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

As a result of tax requirements, the Trust on behalf of each ETF has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the ETF and if, pursuant to section 351 of the Code, the ETF would have a basis in the transferred securities different from the market value of such securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Except as described below, dividends paid by an ETF to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and net short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. Shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, withholding tax will not apply to any distributions to a non-U.S. Shareholder of net long-term capital gains over net short-term capital loss, or, through December 31, 2011, “interest-related dividends” and “short-term capital gain” dividends, or upon such a shareholder’s sale or other disposition of Shares.

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Income and Gains from Investments in REITs.  Dividends an ETF receives from REITs are “qualified dividend income” (as described in the Prospectus) only in limited circumstances.

An ETF may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and regulated investment companies that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the Treasury Department and the Internal Revenue Service (“IRS”) issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A regulated investment company with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a regulated investment company is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a regulated investment company with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other regulated investment company must do so by taking into account only excess inclusion income allocated to the regulated investment company from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends.  An ETF will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in an ETF’s also having to re-categorize some of the distributions it made to its shareholders.  These changes would be reflected in your annual IRS Form 1099, together with other tax information.  Those forms generally will be distributed to you in February of each year, although an ETF may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

The foregoing discussion is based on federal tax law and regulations that are in effect on the date of this SAI; such law and regulations may be changed by legislative or administrative action, possibly retroactively.  Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

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FINANCIAL STATEMENTS

The Financial Statements for the RP Growth ETF and RP Focused Large Cap Growth ETF for the fiscal year ended October 31, 2010 appear in Appendix D to this SAI and have been included in reliance upon such reports and on the authority of KPMG LLP as experts in accounting and auditing.

The audit report covering the October 31, 2010 financial statements of the ETF’s contains an explanatory paragraph that states that the accompanying financial statements have been prepared assuming that the ETFs will continue as a going concern.  As discussed in Note 2 to the financial statements, the Manager has entered into a letter of intent concerning a transaction to sell its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements.  A sale of the Manager’s ownership interests, if consummated, may, depending upon a buyer’s future plans, result in the liquidation of certain ETFs.  If the Manager is unsuccessful in its efforts to consummate a transaction involving its ownership interests or to recapitalize, all of the ETFs may be liquidated.  These conditions raise substantial doubt about the ETFs’ ability to continue as a going concern.  Management’s plans in regard to these conditions are discussed in Note 2.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. Note 2 has been updated by note 11 to the financial statements appearing in Appendix D.

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Appendix A

Proxy Voting Policies and Procedures for the Trust

GRAIL ADVISORS ETF TRUST

Proxy Voting Policies and Procedures

Grail Advisors ETF Trust (the “Trust”) has adopted these Proxy Voting Policies and Procedures (the “Trust Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the series of the Trust (“Funds”).

The Funds are managed by Grail Advisors, LLC (“Manager”).  The Manager may retain a proxy voting service (“Proxy Voting Service”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic issuers consistent with these Policies.

Shareholders of the Funds expect the Trust to vote proxies received from issuers whose voting securities are held by a Fund.  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.  For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of the Trust, Fund and Fund shareholders.

I.                                        Delegation of Proxy Voting to Sub-advisers

Each of the Funds whose portfolio is managed by a sub-adviser (“Sub-Adviser”) shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  For securities in the portfolio of a Fund that is managed by more than one Sub-Adviser, each Sub-Adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, except that, to the extent such a Fund has a primary Sub-Adviser (“Primary Sub-Adviser,” and with respect to each Fund a subset of the Fund’s Sub-Advisers), the securities of the Fund may be voted pursuant to the policies and procedures adopted by the Primary Sub-Adviser in conformance with the Advisers Act or, with respect to the various Sub-Advisers’ portions of the Fund’s portfolio, pursuant to each Sub-Adviser’s proxy voting policies and procedures, as adopted in conformance with the Advisers Act.

Except as noted below, the Trust Policy with respect to a Fund shall be the same as that adopted by the Primary Sub-Adviser or Sub-Adviser, as applicable, with respect to voting proxies held by its clients (the “Sub-Adviser Policy”).  Each Sub-Adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy.

II.                                    Material Conflicts of Interest

If (i) a Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund and (b) the Fund’s investment advisers (including Sub-Advisers), principal underwriter, or any of their affiliated persons, and (ii) the Sub-Adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-Adviser Policy, then the Sub-Adviser will follow the material conflict of interest procedures set forth in its Sub-Adviser Policy when voting such proxies.

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If a Sub-Adviser Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the Sub-Adviser will ask the Board of Trustees of the Trust (“Board”) to provide voting instructions, the Sub-Adviser, in its discretion, shall vote the proxies as recommended by an independent third party or according to its own proxy voting policy, or the Sub-Adviser shall abstain from voting the proxies altogether.

III.                                Securities Lending Program

Certain of the Funds may participate in a securities lending program through a lending agent.  When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  Where a Sub-Adviser determines, however, that a proxy vote may be material to the Fund or Trust, the Sub-Adviser should request that the Trust recall the security for the purposes of the Sub-Adviser voting the security.

IV.                               Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of each Sub-Adviser Policy.  In lieu of including a summary of policy, the Trust may include the policies in full.

V.                                   Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number.  The Trust will send the foregoing documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

VI.                               Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX.  The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

VII.                           Manager, Sub-Adviser and Trust CCO Responsibilities

The Trust has delegated proxy voting authority with respect to Fund portfolio securities to the Fund’s Sub-Adviser(s), as set forth above.  Consistent with this delegation, each Sub-Adviser is responsible for the following:

1)             Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

2)             Providing the Manager, through a Primary Sub-Adviser, as applicable, with a quarterly certification indicating that the Sub-Adviser did vote proxies of the Fund in a manner consistent with the Sub-Adviser Policy.  If the Sub-Adviser voted any proxies in a manner inconsistent with the Sub-Adviser Policy, the Sub-Adviser will promptly provide the Manager with a report detailing the exceptions prior to the end of the quarter in which the exceptions occurred.

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3)             Providing the Manager, through a Primary Sub-Adviser, as applicable, with a copy and description of the Sub-Adviser Policy prior to being approved by the Board as a Sub-Adviser for the Fund, accompanied by a certification that represents that the Sub-Adviser Policy has been adopted in conformity with Rule 206(4)-6 under the Advisers Act.  Thereafter, providing the Manager with notice of any amendment or revision to the Sub-Adviser Policy or with a description thereof.

4)             The Manager is required to report all material changes to a Sub-Adviser Policy quarterly to the Board.

5)             The annual written compliance report of the Trust’s Chief Compliance Officer (“CCO”) to the Board will contain a summary of the material changes to each Sub-Adviser Policy during the period covered by the report.

VIII.                       Review Responsibilities

The Trust may retain a proxy voting service (“Proxy Voting Service”) to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Manager or, where applicable, a Primary Sub-Adviser will review the Funds’ voting records maintained by the Proxy Voting Service in accordance with the following procedures:

1)             Receive a file with the proxy voting information directly from the Sub-Adviser, as applicable, on a quarterly basis.

2)             Select a sample of proxy votes from the files submitted and examine them against the Proxy Voting Service files for accuracy of the votes.

To the extent that a Primary Sub-Adviser takes responsibility for reviewing a Fund’s voting records pursuant to this paragraph, the Primary Sub-Adviser will report the results of its review to the Manager.  The Trust will deliver instructions to shareholders on how to access proxy voting information in the Trust’s semi-annual and annual shareholder reports.

IX.                               Proxy Voting Service Responsibilities

Aggregation of Votes:

The Proxy Voting Service’s proxy disclosure system will collect Fund-specific voting records, including votes cast by multiple Sub-Advisers or third party voting services.

Reporting:

The Proxy Voting Service’s proxy disclosure system will provide the following reporting features:

1)             multiple report export options;

2)             report customization by Fund, account, portfolio manager, security, etc.; and

3)             account details available for vote auditing.

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X.                                   Form N-PX Preparation and Filing

Fund Administrator will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC.  The Proxy Voting Service will prepare the EDGAR version of Form N-PX and will submit it to Fund Administrator for review and approval prior to filing with the SEC; the Fund Administrator in turn will submit it to the Trust for review and approval prior to filing with the SEC.  Upon the approval of the Trust and Fund Administrator, the Proxy Voting Service will file Form N-PX for each twelve-month period ended June 30.  The filing for each year will be made with the SEC on or before August 31 of that year.

XI.                               Recordkeeping

Records of all votes will be maintained by Proxy Voting Service.  Documentation of all votes for the Trust will be maintained by the Manager and/or the Proxy Voting Service. Such documentation will include the recommendations of the Sub-Advisers along with pertinent supporting comments and letters, the Trust Policy, any additional information gathered by the Manager, minutes from any meeting at which the Board considered a proxy voting matter, the conclusion of the Board and the Trust’s final vote.

Adopted: March 18, 2009

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Appendix B

Proxy Voting Policies and Procedures for RP and Wedgewood

RP Advisors, LLC - Policies and Procedures

Proxy Voting

Policy

RP Advisors, LLC (“RP”) as a matter of policy and as a fiduciary to its clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of its clients.  RP maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. RP’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies, maintain relevant and required records and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisors registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended (“Advisors Act”)  to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an advisor addresses material conflicts that may arise between an advisor’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the advisor with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the advisor’s proxy voting activities when the advisor does have proxy voting authority.

Proxy Voting Procedures & Guidelines for Funds Directly Managed by RP

With respect to any funds directly managed by RP, RP has adopted the following procedures and guidelines to implement the firm’s policy and reviews these procedures and guidelines to monitor and ensure that the firm’s policy is observed, implemented properly and amended or updated, as appropriate.

Voting Procedures

•                  All employees will forward any proxy materials received on behalf of clients to RP’s Chief Compliance Officer (“RP’s CCO”);

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•                  RP’s CCO will determine how RP should vote the proxy in a timely and appropriate manner according to the below voting guidelines;

•                  RP’s CCO may, in his or her discretion, employ a credible third-party service to coordinate, collect and maintain any proxy related material and to prepare and file RP’s votes.

Voting Guidelines

•                  In the absence of specific voting guidelines or other qualifying restrictions from a client, RP will vote all proxies from a specific issuer the same way for each client.  Clients are permitted to place reasonable restrictions on RP’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•                  RP will generally vote in favor of routine corporate proposals including but not limited to the election of directors and selection of auditors.

•                  RP will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•                  With respect to all other proposals, RP will consider the effect of such proposals on shareholder value and the issuer’s business practices as well as the opinion of management and the effect on management of the proposal and will vote, on a case-by-case basis, in a manner that RP considers consistent with the best economic interests of its clients.

Voting Different from Proxy Guidelines

A portfolio manager or other party involved with a client’s account may conclude that the best interest of a client requires that a proxy be voted in a manner that differs from the above Voting Guidelines.  In this situation, he or she may request that RP consider voting the proxy other than according to such Voting Guidelines.  If any person, group, or entity requests that RP vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to RP a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. RP may consider such request in its determination of a given vote, subject to the conflicts of interest procedures discussed below.

Abstaining from Voting a Proxy with respect to non-U.S. Securities

With respect to non-U.S. securites, RP may abstain from voting a client proxy for cost or other reasons.  RP will weigh the costs and benefits of voting proxy proposals relating to non-U.S. securities and will make an informed decision as to whether voting a given proxy proposal is prudent and solely in the interests of its clients.  RP’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

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Delegation of Proxy Voting to Sub-Advisors of RP

With respect to funds that are managed by a sub-advisor to RP (“Sub-Advisor”), the Sub-Advisor shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in compliance with the Advisors Act and reasonably designed to ensure that the Sub-Advisor votes portfolio securities in the best interest of the clients owning the portfolio securities voted (“Sub-Advisor Policy”).

Sub-Advisor Responsibilities

To the extent RP has delegated proxy voting authority to a Sub-Advisor, as set forth above, the Sub-Advisor shall be responsible for the following:

1)  Implementing its Sub-Advisor Policy.

2)  Providing RP with a copy and description of its Sub-Advisor Policy as accompanied by a certification that represents that the Sub-Advisor Policy has been adopted in conformity with the Advisors Act.  Thereafter, providing RP with notice of any amendment or revision to the Sub-Advisor Policy and a description thereof.

3)  Providing RP with a quarterly certification indicating that the Sub-Advisor did vote proxies in a manner consistent with the Sub-Advisor Policy.  If the Sub-Advisor voted any proxies in a manner inconsistent with the Sub-Advisor Policy, the Sub-Advisor will promptly provide RP with a report detailing the exceptions prior to the end of the quarter in which the exceptions occurred.

4)  Providing RP a copy of each written request from a client for information on how the Sub-Advisor voted such client’s proxies, and a copy of any written response.

Conflicts of Interest

RP will identify any conflicts that exist between its interests and those of its clients by reviewing the relationship of RP, any of RP’s employees and any Sub-Advisors with the issuer of each security to determine if there is any material financial, business or personal relationship with the issuer.

If a material conflict of interest exists, RP’s CCO will, in its discretion, (i) determine the most appropriate manner in which to address the conflict in a manner consistent with the best interests of RP’s clients and in a manner not affected by the conflict of interest including, but not limited to, voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation and (ii) maintain a record of the voting resolution of any conflict of interest.

Securities Lending Program

RP or its Sub-Advisors may, on behalf of its clients, participate in a securities lending program through a lending agent with respect to certain of the securities in portfolios managed by RP or its Sub-Advisors.  To the extent any of such securities are out on loan, such securities would be transferred into the borrower’s name and would, in most circumstances, be voted by the borrower, in its discretion.  To the extent that RP or a Sub-Advisor determines that a proxy vote

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is, in its discretion, material, RP or the Sub-Advisor will recall the security for the purposes of voting the proxy.

Disclosure

RP will disclose a summary of its proxy voting policies and procedures including a statement that clients may request information regarding how RP voted a client’s proxies and that clients may request a complete copy of these policies and procedures.

Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee will be forwarded to RP’s CCO.

In response to any such request, RP’s CCO will prepare a written response to the client with the information requested and, as applicable, will include the name of the issuer, the proposal voted upon, and how RP and its respective Sub-Advisors voted the client’s proxy with respect to each proposal about which client inquired.

Recordkeeping

RP’s CCO shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•                  These policies and procedures and any amendments;

•                  Proxy statements received for client securities;

•                  Records of votes cast on behalf of clients;

•                  Any document RP or its respective Sub-Advisors created that was material to making a decision how to vote proxies, or that memorializes that decision; and

•                  A copy of each written request from a client for information on how RP or its respective Sub-Advisor(s) voted such client’s proxies, and a copy of any written response.

Where possible RP shall rely on the SEC’s electronic EDGAR system rather than maintaining its own copies.  With respect to proxy statements and records of votes cast by RP or any Sub-Advisor, rather than maintaining its own copies, RP shall rely on records maintained by a third party such as a proxy voting service approved by RP’s CCO, provided that RP shall obtain an undertaking from such third party to provide a copy of these records promptly upon request.

Adopted:  August 25, 2009

Wedgewood - Policies and Procedures

Proxy Voting

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Policy

Wedgewood Partners, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of third party accounts.  Wedgewood/Ridge Clearing clients receive voting proxies direct. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Sheila Godfrey has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Wedgewood Partners, Inc. has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

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Voting Procedures

•                 All employees will forward any proxy materials received on behalf of clients to Sheila Godfrey;

•                 Absent material conflicts, Sheila Godfrey will determine how Wedgewood Partners, Inc. should vote the proxy in accordance (always with management), complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•                 Wedgewood Partners, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Wedgewood Partners, Inc. voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•                 Sheila Godfrey upon request will also send a copy of this summary to all existing clients who have previously received Wedgewood Partners, Inc.’s Disclosure Document; or Sheila Godfrey may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•                 All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Sheila Godfrey.

•                 In response to any request Sheila Godfrey will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Wedgewood Partners, Inc. voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•                 In the absence of specific voting guidelines from the client, Wedgewood Partners, Inc. will vote proxies in the best interests of each particular client. Wedgewood Partners, Inc.’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Wedgewood Partners, Inc.’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•                 Wedgewood Partners, Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•                 Wedgewood Partners, Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•                 In reviewing proposals, Wedgewood Partners, Inc. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

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Conflicts of Interest

•                 Wedgewood Partners, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Wedgewood Partners, Inc. with the issuer of each security to determine if Wedgewood Partners, Inc. or any of its employees has any financial, business or personal relationship with the issuer.

•                 If a material conflict of interest exists, Sheila Godfrey will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•                 Wedgewood Partners, Inc. will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Sheila Godfrey shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•                 These policies and procedures and any amendments;

•                 Any document Wedgewood Partners, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

•                 A copy of each written request from a client for information on how Wedgewood Partners, Inc. voted such client’s proxies, and a copy of any written response.

•                 Chief Compliance Officer/Anthony Guerrerio

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Appendix C

Description Of Securities Ratings

A.	Long-Term Ratings

1.	Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;
• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws

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affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

C-2

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.	Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

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B

Highly speculative.  ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

• Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

• The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

• The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

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B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a

An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note

Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term

C-5

debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and

C-6

the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note

Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.	Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues

C-7

within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

C-8

Appendix D

Financial Statements

RP GROWTH ETF
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2010

Investments	Shares	Value
COMMON STOCKS—93.0%
Consumer—17.1%
Amazon.com, Inc.*	497	$82,075
Coach, Inc.	1,493	74,650
Costco Wholesale Corp.	693	43,500
Dollar Tree, Inc.*	2,682	137,613
eBay, Inc.*	3,381	100,788
Green Mountain Coffee Roasters, Inc.*	1,713	56,512
Lowe’s Cos., Inc.	1,952	41,636
McDonald’s Corp.	817	63,538
Polo Ralph Lauren Corp. Class A	388	37,589
Target Corp.	1,067	55,420
Yum! Brands, Inc.	1,283	63,585
Total Consumer		756,906
Consumer: Travel—7.3%
Carnival Corp. (Panama)	2,687	115,998
Las Vegas Sands Corp.*	1,205	55,285
priceline.com, Inc.*	276	104,000
Wynn Resorts Ltd.	461	49,405
Total Consumer: Travel		324,688
Energy—5.7%
Cree, Inc.*	1,976	101,349
Devon Energy Corp.	858	55,787
Quanta Services, Inc.*	2,062	40,539
Southwestern Energy Co.*	1,580	53,483
Total Energy		251,158
Financial: Market Share—23.2%
American Express Co.	3,708	153,734
BlackRock, Inc. Class A	306	52,323
Blackstone Group LP*	5,575	75,151
Charles Schwab Corp.	5,005	77,077
CME Group, Inc. Class A	420	121,653
Goldman Sachs Group, Inc.	717	115,401
IntercontinentalExchange, Inc.*	642	73,746
KKR & Co. LP*	5,682	72,048
Mastercard, Inc. Class A	258	61,935
TD Ameritrade Holding Corp.*	5,600	95,704
Visa, Inc. Class A	1,680	131,326
Total Financial: Market Share		1,030,098
Healthcare—9.8%
Ecolab, Inc.	1,662	81,970
Edwards Lifesciences Corp.*	969	61,929
Express Scripts, Inc.*	1,808	87,724
Intuitive Surgical, Inc.*	256	67,315
Laboratory Corp. of America Holdings*	733	59,607
Quest Diagnostics, Inc.	719	35,332
Stericycle, Inc.*	582	41,753
Total Healthcare		435,630

Investments	Shares	Value
Industrials—5.4%
C.H. Robinson Worldwide, Inc.	647	$45,601
Expeditors International of Washington, Inc.	1,067	52,667
Praxair, Inc.	523	47,771
Precision Castparts Corp.	369	50,398
United Parcel Service, Inc. Class B	662	44,579
Total Industrials		241,016
Media—6.1%
Discovery Communications, Inc. Class C*	3,060	118,912
Google, Inc. Class A*	172	105,434
Walt Disney Co.	1,202	43,404
Total Media		267,750
Technology—7.1%
Cisco Systems, Inc.*	2,774	63,331
EMC Corp.*	3,295	69,228
Equinix, Inc.*	2,163	182,211
Total Technology		314,770
Telecom—11.3%
American Tower Corp. Class A*	1,679	86,653
Apple, Inc.*	539	162,169
Crown Castle International Corp.*	1,694	73,046
QUALCOMM, Inc.	2,214	99,918
SBA Communications Corp. Class A*	2,001	78,559
Total Telecom		500,345
TOTAL COMMON STOCKS (Cost $3,549,640)		4,122,361
SHORT-TERM INVESTMENT—6.3%
Bank Deposit—6.3%
Bank of New York Cash Reserve 0.08%† (Cost $278,726)	278,726	278,726
Total Investments—99.3% (Cost $3,828,366)		4,401,087
Other Assets in Excess of Liabilities—0.7%		32,788
Net Assets—100.0%		$4,433,875

* Non-income producing security.

† Represents average annualized seven-day yield as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2

RP FOCUSED LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2010

Investments	Shares	Value
COMMON STOCKS—96.6%
Banks—5.0%
U.S. Bancorp	18,308	$442,687
Capital Goods—4.0%
Jacobs Engineering Group, Inc.*	9,095	351,158
Commercial & Professional Services—3.7%
Stericycle, Inc.*	4,635	332,515
Diversified Financials—10.0%
American Express Co.	11,497	476,666
Goldman Sachs Group, Inc.	2,538	408,491
Total Diversified Financials		885,157
Food, Beverage & Tobacco—4.1%
PepsiCo, Inc.	5,570	363,721
Health Care Equipment & Services—11.6%
Express Scripts, Inc.*	13,253	643,035
Varian Medical Systems, Inc.*	6,162	389,562
Total Health Care Equipment & Services		1,032,597
Materials—3.6%
Ecolab, Inc.	6,430	317,128
Pharmaceuticals, Biotechnology & Life Sciences—10.6%
Gilead Sciences, Inc.*	17,041	676,017
Perrigo Co.	4,056	267,209
Total Pharmaceuticals, Biotechnology & Life Sciences		943,226
Retailing—2.1%
Amazon.com, Inc.*	1,147	189,415
Semiconductors & Semiconductor Equipment—4.0%
Linear Technology Corp.	11,130	358,720
Software & Services—18.6%
Cognizant Technology Solutions Corp. Class A*	3,972	258,935
Google, Inc. Class A*	1,116	684,097
Visa, Inc. Class A	9,143	714,708
Total Software & Services		1,657,740
Technology Hardware & Equipment—15.8%
Apple, Inc.*	2,388	718,478
EMC Corp.*	15,157	318,449
QUALCOMM, Inc.	8,081	364,695
Total Technology Hardware & Equipment		1,401,622
Transportation—3.5%
Expeditors International of Washington, Inc.	6,279	$309,931
TOTAL COMMON STOCKS (Cost $7,823,326)		8,585,617
SHORT-TERM INVESTMENT—3.1%
Bank Deposit—3.1%
Bank of New York Cash Reserve 0.08%† (Cost $277,649)	277,649	277,649
Total Investments—99.7% (Cost $8,100,975)		8,863,266
Other Assets in Excess of Liabilities—0.3%		23,495
Net Assets—100.0%		$8,886,761

* Non-income producing security.

† Represents average annualized seven-day yield as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

3

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2010

	RP Growth ETF	RP Focused Large Cap Growth ETF

Investments, at cost:	$3,828,366	$8,100,975
Investments, at fair value (Note 3)	4,401,087	8,863,266
Cash	—	—
Capital shares sold	—	—
Due from manager	168,673	166,881
Investment in securities sold	—	—
Dividends and interest receivable	1,229	2,082
Deferred offering costs	—	—
Other Assets	3,357	4,621
Total Assets	4,574,346	9,036,850

Capital shares redeemed	—	—
Investment securities purchased	—	—
Compliance fees	26,516	26,530
Trustee fees	6,135	8,782
Advisory fees	15,386	22,101
Other accrued expenses	92,434	92,676
Total Liabilities	140,471	150,089
NET ASSETS	$4,433,875	$8,886,761

Paid-in capital	$3,882,525	$8,150,792
Undistributed (accumulated) net investment income (loss)	—	—
Undistributed (accumulated) net realized gain (loss) on investments	(21,371)	(26,322)
Net unrealized appreciation on investments	572,721	762,291
NET ASSETS	$4,433,875	$8,886,761
Shares outstanding (unlimited number of shares of beneficial interest authorized, without par value)	150,010	300,010
Net asset value, per share	$29.56	$29.62

The accompanying notes are an integral part of these financial statements.

4

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2010

	RP Growth ETF	RP Focused Large Cap Growth ETF

Dividends and interest income*	$27,232	$34,337

Organizational and offering fees	21,391	21,391
Professional fees	40,930	45,121
Compliance fees	25,600	25,747
Administration fees	12,365	12,365
Custody fees	6,924	2,756
Exchange listing fees	18,710	18,710
Advisory fees	19,144	25,513
Trustees fees	10,425	13,645
Insurance fees	5,650	6,500
Transfer agent fees	1,884	1,884
Shareholder reporting fees	9,649	8,224
Miscellaneous fees	696	696
Pricing fees	—	—
Total Expenses	173,368	182,552
Less expense waivers/ reimbursements	(139,292)	(137,139)
Net Expenses	34,076	45,413
Net Investment Income (Loss)	(6,844)	(11,076)

Net realized gain (loss) on investments	$(119,841)	$(214,060)
Net realized gain on in-kind transactions	95,833	187,738
Total realized gain (loss)	(24,008)	(26,322)
Change in net unrealized appreciation on investments	568,844	762,892
Net realized and unrealized gain on investments	544,836	736,570
Net increase in net assets resulting from operations	$537,992	$725,494

* Net of foreign taxes withheld of:	$49	$—

The accompanying notes are an integral part of these financial statements.

5

STATEMENTS OF CHANGES IN NET ASSETS

	RP Growth ETF
	For the Year Ended October 31, 2010	For the Period October 2, 2009* Through October 31, 2009

Net investment income (loss)	$(6,844)	$(216)
Net realized gain (loss) on investments	(24,008)	8,664
Net change in unrealized appreciation on investments	568,844	3,877
Net increase in net assets resulting from operations	537,992	12,325

Net investment income	(5,692)	—
Net realized gains	(8,664)	—
Total distributions	(14,356)	—

Proceeds from shares sold	23,438,166	6,386,757
Cost of shares redeemed	(22,040,502)	(3,886,757)
Net increase (decrease) in net assets resulting from shareholder transactions	1,397,664	2,500,000
Increase (decrease) in net assets	1,921,300	2,512,325

Beginning of period	2,512,575	250
End of period	$4,433,875	$2,512,575
Including undistributed net investment income (loss) as follows:	$—	$2,036

Shares outstanding, beginning of period	100,010	10
Shares sold	850,000	250,000
Shares redeemed	(800,000)	(150,000)
Shares outstanding, end of period	150,010	100,010

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

6

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	RP Focused Large Cap Growth ETF
	For the Year Ended October 31, 2010	For the Period October 2, 2009* Through October 31, 2009

Net investment income (loss)	$(11,076)	$(159)
Net realized gain (loss) on investments	(26,322)	9,647
Net change in unrealized appreciation (depreciation) on investments	762,892	(601)
Net increase in net assets resulting from operations	725,494	8,887

Net investment income	(3,735)	—
Net realized gains	(9,647)	—
Total distributions	(13,382)	—

Proceeds from shares sold	12,713,559	2,500,000
Cost of shares redeemed	(7,048,047)	—
Net increase in net assets resulting from shareholder transactions	5,665,512	2,500,000
Increase (decrease) in net assets	6,377,624	2,508,887

Beginning of period	2,509,137	250
End of period	$8,886,761	$2,509,137
Including undistributed net investment income as follows:	$—	$2,093

Shares outstanding, beginning of period	100,010	10
Shares sold	450,000	100,000
Shares redeemed	(250,000)	—
Shares outstanding, end of period	300,010	100,010

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

7

FINANCIAL HIGHLIGHTS

	RP Growth ETF
	For the Year Ended October 31, 2010	For the Period October 2, 2009(1) Through October 31, 2009

Net asset value, beginning of period	$25.12	$25.00
Net investment income (loss)(2)	(0.05)	— (3)
Net realized and unrealized gain on investments	4.64	0.12
Total gain from investment operations	4.59	0.12

Net investment income	(0.06)	—
Net realized gains	(0.09)	—
Total distribution to shareholders	(0.15)	—
Net asset value, end of period	$29.56	$25.12
Total Return at NAV(4)	18.29%	0.48%
Total Return at Market(4)	18.24%	0.56%

Net assets, end of period (000’s omitted)	$4,434	$2,513

Expenses, net of expense waivers(5)	0.89%	0.89%
Expenses, prior to expense waivers(5)	4.52%	17.21%
Net investment income, net of waivers(5)	(0.18)%	(0.10)%
Portfolio turnover rate(6)	45.47%	10.93%

The accompanying notes are an integral part of these financial statements.

8

FINANCIAL HIGHLIGHTS (continued)

	RP Focused Large Cap Growth ETF
	For the Year Ended October 31, 2010	For the Period October 2, 2009(1) Through October 31, 2009

Net asset value, beginning of period	$25.09	$25.00
Net investment income (loss)(2)	(0.06)	— (3)
Net realized and unrealized gain on investments	4.73	0.09
Total gain from investment operations	4.67	0.09

Net investment income	(0.04)	—
Net realized gains	(0.10)	—
Total distribution to shareholders	(0.14)	—
Net asset value, end of period	$29.62	$25.09
Total Return at NAV(4)	18.64%	0.36%
Total Return at Market(4)	18.31%	0.64%

Net assets, end of period (000’s omitted)	$8,887	$2,509

Expenses, net of expense waivers(5)	0.89%	0.89%
Expenses, prior to expense waivers(5)	3.57%	17.36%
Net investment income, net of waivers(5)	(0.22)%	(0.08)%
Portfolio turnover rate(6)	51.37%	5.67%

(1) Commencement of operations.

(2) Based on average shares outstanding.

(3) Less than $0.005 per share.

(4) Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(5) Annualized.

(6) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2010

1. ORGANIZATION

Grail Advisors ETF Trust (the “Trust”) was organized as a Delaware statutory trust on December 7, 2007 and has authorized capital of unlimited shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), which is currently comprised of five active funds (collectively, the “Funds” or “ETFs” and each individually, a “Fund” or an “ETF”): the Grail American Beacon Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF. Operations commenced on May 1, 2009 for the Grail American Beacon Large Cap Value ETF; and October 2, 2009 for the RP Growth ETF and RP Focused Large Cap Growth ETF; and January 29, 2010 for the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF.

RP Growth ETF seeks long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that RiverPark Advisors, LLC (“RP”), the Fund’s sub-adviser, believes have above-average growth prospects. RP uses a fundamental research-driven approach to identifying those industries and companies with the strongest growth prospects for revenue, earnings and/or cash flow over the medium and long term, and seeks to buy stock in those companies at attractive valuations. The Fund may invest in companies of any market capitalization and in any industry. The Fund expects to invest primarily in the securities of U.S. companies, and may also invest in U.S. securities tied economically to foreign investments, such as ADRs.

RP Focused Large Cap Growth ETF seeks long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that Wedgewood Partners, Inc. (“Wedgewood”), the Fund’s sub-adviser, believes have above-average growth prospects. The Fund considers companies with market capitalizations in excess of $5 billion to be large capitalization companies. The Fund is non-diversified and expects to invest in a limited number of companies, generally holding securities of between 20 and 30 companies. The Fund expects to invest primarily in the securities of U.S. companies, and may also invest in U.S. securities tied economically to foreign investments, such as ADRs.

2. SIGNIFICANT MATTER

At October 31, 2010, the Funds had amounts due from the Manager under its fee waiver and expense reimbursement agreements with the Funds in the amounts set forth on the Statements of Assets and Liabilities. The Manager’s fee waiver and expense reimbursement agreements are discussed in note 4. Subsequent to October 31, 2010, a portion of the amounts due from the Manager have been received by the Funds, and the remaining portions have been sent to the Funds.

In addition, the Manager has entered into a letter of intent concerning a transaction involving its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements. A sale of the Manager’s interests, if consummated, may result in the assignment of its existing advisory agreements with the Funds, requiring shareholder approval in order for the Manager to continue as a Fund’s investment adviser. A sale of the Manager’s interests, if consummated, may, depending upon a buyer’s future plans result in the liquidation of certain Funds. If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the Funds may be liquidated. The Board of Trustees of the Trust has the authority to approve the liquidation of each Fund, without shareholder approval. These conditions raise substantial doubt about the Funds’ ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

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3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Funds:

Investment Valuation

Security holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith and in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). The Net Asset Value (“NAV”) per share of each Fund is computed by dividing the value of the net assets of each Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent. The Bank of New York Mellon Corp. calculates each Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of the securities.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Distributions to Shareholders

Each Fund pays out dividends from its net investment income to shareholders annually. Each Fund distributes its net taxable capital gains, if any, annually. Each Fund typically earns income dividends from stocks. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term taxable capital gains are distributed to shareholders as “capital gains distributions.”

Indemnification

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of a Fund’s property for all loss and expense of a Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts

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or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations.

4. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

Grail Advisors, LLC (the “Manager”) has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Board. For the services it provides to the Funds, the Manager receives a management fee based on a percentage of average daily net assets of each Fund. Out of the management fee, the Manager pays all fees and expenses of the Sub-Advisers. Each Fund is responsible for the payment of all other expenses associated with the operations, including, but not limited to: brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Trustees, fees and expenses associated with the Funds’ compliance program, litigation expenses, fees and expenses of the Funds’ independent auditors, registration fees, expenses associated with compliance by the Funds with regulatory requirements, including those relating to the development and distribution of their prospectus and shareholder reports, and extraordinary expenses.

For services provided, the Funds pay the Manager an annualized fee of 0.65% for each of the RP Growth ETF and RP Focused Large Cap Growth ETF, based upon each Fund’s average daily net assets.

The Trust and the Manager have entered into a written fee waiver and expense reimbursement agreement pursuant to which the Manager has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the net annual fund operating expenses for the RP Growth ETF and RP Focused Large Cap Growth ETF from exceeding 0.89% (“Expense Cap”), based upon each Fund’s average daily net assets. This agreement will remain in effect and will be contractually binding through at least February 28, 2011. RiverPark Advisors, LLC (“RP”), the sub-adviser for the RP Growth ETF and RP Focused Large Cap Growth ETF, has agreed with the Manager to waive a portion of its fees and/or reimburse expenses to support the Manager’s obligations under the Expense Cap.

The Manager may recoup fees waived or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

For the year ended October 31, 2010 and period ended October 31, 2009, the Manager waived the following fees and/or reimbursed the following expenses, the recovery of which will expire in the corresponding fiscal years:

	Fiscal Year
Fund	2012		2013
RP Growth ETF	34,921	*	139,292
RP Focused Large Cap Growth ETF	34,926	*	137,139

* Includes $712 and $712 of expenses waived prior to fund inception for RP Growth ETF and RP Focused Large Cap Growth ETF, respectively.

RP acts as primary sub-adviser of the RP Focused Large Cap Growth ETF and as the exclusive sub-adviser of the RP Growth ETF. Wedgewood serves as sub-adviser of the RP Focused Large Cap Growth ETF. Pursuant to Sub-Advisory Agreements between the Manager and RP (with respect to the RP Growth ETF) and among the Manager, RP and Wedgewood (with respect to the RP Focused Large Cap Growth ETF) the Sub-Advisers are responsible for the day-to-day management of their respective Funds, subject to the supervision of the Manager and the oversight of the Board. In this regard, the Sub-Advisers will be responsible for implementing the investment strategy for each Fund. The Sub-Advisers may waive all or a portion of their respective fees.

The Bank of New York Mellon Corp. serves as the Administrator, Custodian, Fund Accounting and Transfer Agent for each Fund.

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5. CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Funds are issued and redeemed in kind or for cash and/or investment securities. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.

Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed.

6. FAIR VALUE MEASUREMENT

Fair Value Measurement establishes an authoritative framework for the measurement of fair value, and enhances disclosures about fair value measurements. The Funds utilized various inputs in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels as follows:

Level 1—Quoted prices in active markets for identical securities

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments at October 31, 2010:

Valuation Inputs	RP Growth ETF	RP Focused Large Cap Growth ETF

Level 1— Quoted Prices
Common Stocks*	$4,122,361	$8,585,617
Bank Deposits	278,726	277,649
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—
Total	$4,401,087	$8,863,266

* Please refer to the schedule of investments to view securities segregated by industry type.

The Funds did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and 2 securities during the period.

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7. INVESTMENT TRANSACTIONS

For the period ended October 31, 2010, the aggregate purchases and sales of investments (excluding short-term investments, swaps, and futures contracts) were:

Fund	Purchases	Sales
RP Growth ETF	1,658,669	1,934,420
RP Focused Large Cap Growth ETF	2,600,854	2,494,680

For the period ended October 31, 2010, the cost of in-kind transactions and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RP Growth ETF	2,139,077	761,808
RP Focused Large Cap Growth ETF	6,157,584	690,251

8. FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to shareholders.

At October 31, 2010, the cost of investments and aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
RP Growth ETF	3,842,078	663,123	(104,114)	559,009
RP Focused Large Cap Growth ETF	8,104,896	802,217	(43,847)	758,370

Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

Management has analyzed all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended October 31, 2010, the Funds did not have a liability for any unrecognized tax benefits.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales. At October 31, 2010, the components of accumulated earnings/loss on a tax-basis were as follows:

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Fund	Undistributed Ordinary Income	Undistributed Capital and Other (Losses)	Net Unrealized Appreciation	Total Accumulated Earnings
RP Growth ETF	—	(7,659)	559,009	551,350
RP Focused Large Cap Growth ETF	—	(22,401)	758,370	735,969

At October 31, 2010, the Funds listed below had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Fiscal Year	RP Growth ETF	RP Focused Large Cap Growth ETF
2018	$7,659	$22,401

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind. Results of operations and net assets were not affected by these reclassifications. At October 31, 2010, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
RP Growth ETF	10,500	2,637	(13,137)
RP Focused Large Cap Growth ETF	12,718	—	(12,718)

9. RISK

Foreign Investing Risk—Foreign investing, including investments in ADRs, carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) social, political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) less availability of information for an investment sub-adviser to determine a company’s financial condition.

Industry Concentration Risk—Certain ETFs may focus their investments in a particular industry or group of industries. Securities of companies in the same industry or group of industries may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The ETF’s investments in multiple

15

companies in a particular industry increase the ETF’s exposure to risks of the particular industry and may increase the ETF’s volatility.

Non-Diversification Risk—Certain ETFs are non-diversified, which means that they may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the ETF may have a greater impact on the ETF’s NAV and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the ETF’s value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks.

Recent Market Events Risk—Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on an ETF.

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that would require disclosure.

11.  EVENTS SUBSEQUENT TO PREPARATION OF ANNUAL REPORT

The following updates information contained in note 2: Significant Matter.  The Manager has received bids to purchase its ownership interests and has been involved in ongoing discussions with different parties concerning a sale or other transaction resulting in a change of control of the Manager in order to enable it to continue its operations, including paying its current and future obligations under its fee waiver and expense reimbursements agreements.  A sale of the Manager’s interests, if consummated, or other change of control may result in the assignment of its existing advisory agreements with the ETFs, requiring shareholder approval in order for the Manager to continue as the ETF’s investment adviser or, depending upon a buyer’s future plans, result in the liquidation of certain ETFs.  If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the ETFs may be liquidated.  The Board of Trustees of the Trust has the authority to approve the liquidation of each ETF without shareholder approval.  These conditions raise substantial doubt about the ETFs’ ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In addition, the Manager has entered into new expense limitation agreements for the ETFs at the same levels as indicated in note 4, but which will now remain in effect through March 1, 2012.

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Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Grail Advisors ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the RP Growth ETF and RP Focused Large Cap Growth ETF (collectively, the Funds), two of the five Funds constituting the Grail Advisors ETF Trust, as of October 31, 2010, and the related statements of operations for the year then ended and the statements of changes in net assets for the year ended October 31, 2010 and the period October 2, 2009 (inception) through October 31, 2009, and the financial highlights for the year ended October 31, 2010 and the period October 2, 2009 (inception) through October 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the Grail Advisors ETF Trust as of October 31, 2010, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Funds will continue as a going concern. As discussed in Note 2 to the financial statements, Grail Advisors LLC, the Funds’ investment manager (“Manager”), has entered into a letter of intent concerning a transaction to sell its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements. A sale of the Manager’s ownership interests, if consummated, may, depending upon a buyer’s future plans, result in the liquidation of certain Funds. If the Manager is unsuccessful in its efforts to consummate a transaction involving its ownership interests or to recapitalize, all of the Funds may be liquidated. These conditions raise substantial doubt about the Funds’ ability to continue as a going concern. Management’s plans in regard to these conditions are discussed in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG LLP

Philadelphia, Pennsylvania

December 30, 2010, except with respect to the matter discussed in Note 11, as to which the date is February 28, 2011

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STATEMENT OF ADDITIONAL INFORMATION

GRAIL ADVISORS ETF TRUST

Grail McDonnell Intermediate Municipal Bond ETF (GMMB)

Grail McDonnell Core Taxable Bond ETF (GMTB)

ONE FERRY BUILDING, SUITE 255, SAN FRANCISCO, CA 94111

PHONE: 1-415-677-5870

February 28, 2011

Shares of the Grail McDonnell Intermediate Municipal and the Grail McDonnell Core Taxable Bond ETFs are listed and trade on NYSE Arca, Inc.

This SAI describes certain series of the Grail Advisors ETF Trust, which was formed on December 7, 2007.  The Trust is an open-end registered management investment company under the Investment Company Act, and is currently comprised of five ETFs: Grail McDonnell Intermediate Municipal Bond ETF, Grail McDonnell Core Taxable Bond ETF, RP Growth ETF, RP Focused Large Cap Growth ETF and Grail American Beacon Large Cap Value ETF.  The Grail McDonnell Intermediate Municipal Bond and the Grail McDonnell Core Taxable Bond are discussed in this SAI; the other ETFs are discussed in separate statements of additional information.

The ETFs are actively managed exchange-traded funds.  Grail Advisors, LLC serves as the Manager to the ETF.  The ETFs are sub-advised by McDonnell Investment Management.  The Manager allocates day-to-day portfolio management for the ETFs to the sub-adviser, as discussed in the ETF’s prospectus.  ALPS Distributors, Inc. serves as the Distributor for the ETF

Shares of the ETFs are neither guaranteed nor insured by the U.S. Government.

This SAI, dated February 28, 2011 is not a prospectus.  It should be read in conjunction with the ETF’s Prospectus, dated February 28, 2011, which incorporates this SAI by reference.  Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling 1-415-677-5870 or visiting www.grailadvisors.com.  An annual report for the ETFs for the fiscal year ended October 31, 2010 is available in the same manner.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.  The SAI does not constitute an offer to sell securities.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the NSCC or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the ETF’s Creation Units.

“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption) is identical to the NAV of the Creation Unit.

“Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 50,000 Shares that each ETF issues and redeems on a continuous basis at NAV.  Shares will not be issued or redeemed except in Creation Units.

“Distributor” means ALPS Distributors, Inc.

“DTC” means the Depository Trust Company.

“ETF” means a series of the Trust discussed in this SAI: Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF.

“Exchange” means the NYSE Arca, Inc.

“FINRA” means the Financial Industry Regulatory Authority.

“Fund Deposit” means the cash or in-kind securities deposited in connection with the purchase of a Creation Unit of an ETF.

“Fund Redemption” means the cash or in-kind securities received in connection with the redemption of a Creation Unit of an ETF.

“IIV” means an approximate per-Share value of an ETF’s portfolio, disseminated every fifteen seconds throughout the trading day by a market information provider, known as the Intraday Indicative Value.

“In-Kind Creation Basket” means the basket of securities specified by the ETF to be deposited with it in connection with the purchase of Creation Units, including the name and number of shares of each security to be contributed.

“In-Kind Redemption Basket” means the basket of securities specified by the ETF to be received in connection with the redemption of Creation Units.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Manager” means Grail Advisors, LLC.

“McDonnell” means McDonnell Investment Management, LLC.

“NAV” means the net asset value of an ETF.

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the ETFs’ prospectus, dated February 28, 2011, as amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, as amended and supplemented from time to time.

“SEC” means the United States Securities and Exchange Commission.

“Shares” means the shares of an ETF.

“Transaction Fees” are fees imposed to compensate the Trust for costs incurred in connection with transactions for Creation Units.  The Transaction Fee is comprised of a flat (or standard) fee and a variable fee.  For each ETF, the standard fee will generally be $500, though a higher fee may be imposed in connection with Creation Unit transactions of the Grail McDonnell Intermediate Municipal Bond ETF effected outside of the enhanced NSCC clearing process.  In addition, with respect to Creation Unit transactions composed wholly or partially of cash, the Transaction Fee will include a variable charge of up to 3% of the cash (portion of the) transaction.

“Trust” means the Grail Advisors ETF Trust, a Delaware statutory trust.

TRUST AND ETFS OVERVIEW

The Trust is a Delaware statutory trust formed on December 7, 2007 and an open-end registered management investment company comprised of five ETFs: Grail McDonnell Intermediate Municipal Bond ETF, Grail McDonnell Core Taxable Bond ETF, RP Growth ETF, RP Focused Large Cap Growth ETF and Grail American Beacon Large Cap Value ETF.  RP Growth ETF and RP Focused Large Cap Growth ETF are discussed in a separate Prospectus and Statement of Additional Information, each dated February 28, 2011.  Grail American Beacon Large Cap Value ETF is discussed in a separate Prospectus and Statement of Additional Information, each dated February 28, 2011.  The Trust has formed additional series, but they have not been opened for investment.  Each of the ETFs, with the exception of RP Focused Large Cap Growth ETF, is a diversified, actively managed exchange-traded fund.  RP Focused Large Cap Growth ETF is a non-diversified, actively-managed exchange-traded fund.  Other ETFs may be added to the Trust in the future.  The offering of the Shares is registered under the 1933 Act.

Each ETF offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for cash or a basket of securities together with the deposit of a specified cash payment.  Shares of each ETF are listed and traded on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities.  Rather, each ETF issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 50,000 Shares.  In the event of the liquidation of an ETF, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed.  Such fees will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities.  Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from an ETF and Transaction Fees — is not relevant to most retail investors.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit.  Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Unlike index-based ETFs, the ETFs are “actively managed” and do not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

Shares of each ETF are listed and traded on the Exchange.  Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or IIV, including because such prices may be affected by market forces (such as supply and demand for Shares).  As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges.  Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each ETF will continue to be met.  The Exchange may, but is not required to, remove the Shares of an ETF from listing if: (i) following the initial 12-month period beginning at the commencement of trading of an ETF, there are fewer than 50 beneficial owners of the Shares of the ETF for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  The Exchange will remove the Shares of an ETF from listing and trading upon termination of an ETF.

The ETFs are not sponsored, endorsed, sold or promoted by the Exchange.  The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the ETFs or any member of the public regarding the advisability of investing in securities generally or in the

ETFs particularly or the ability of the ETFs to achieve their objectives.  The Exchange has no obligation or liability in connection with the administration, marketing or trading of the ETFs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the ETFs’ portfolio securities.  Under the policy, portfolio holdings of the ETFs, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting and news services, including the website www.grailadvisors.com.  In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Balancing Amount (and if different, the In-Kind Redemption Basket and Cash Redemption Amount), is publicly disseminated prior to the opening of the Exchange via the NSCC.

INTRADAY INDICATIVE VALUE

The IIV is an approximate per-Share value of an ETF’s portfolio holdings, which is disseminated every fifteen seconds throughout the trading day by a market information provider.  The IIV is based on the current per Share market value of the ETF’s In-Kind Creation Basket and Balancing Amount.  The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the ETF at a particular point in time.  The IIV should not be viewed as a “real-time” update of the NAV of the ETF because the approximate value may not be calculated in the same manner as the NAV.  The ETFs are not involved in, or responsible for, the calculation or dissemination of the IIV and make no warranty as to the accuracy of the IIV.

INVESTMENT POLICIES AND RESTRICTIONS

Pursuant to the investment policies enumerated in this section, which may be changed with respect to an ETF only by a vote of the holders of a majority of the ETF’s outstanding voting securities, except as noted below, no ETF may:

1.  Purchase or sell real estate limited partnership interests, provided, however, that an ETF may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2.  Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent an ETF from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3.  Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, an ETF may be deemed an underwriter under federal securities law.

4.  Lend any security or make any other loan except: (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of debt securities in accordance with an ETF’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5.  Issue any senior security except as otherwise permitted: (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6.  Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including: (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7.  Regarding diversification, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of an ETF’s total assets.

8.  Regarding concentration, invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry or group of industries provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

The following non-fundamental investment restrictions apply to each ETF and may be changed with respect to an ETF by a vote of a majority of the Board.

No ETF may:

1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin or effect short sales, except that an ETF may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of an ETF’s investments will not constitute a violation of such limitation.  Thus, an ETF may continue to hold a security even though it causes the ETF to exceed a percentage limitation because of fluctuation in the value of the ETF’s assets, except that any borrowing by an ETF that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder.

For purposes of determining concentration in the securities of companies primarily engaged in any one industry or group of industries, the ETFs intend to use the Standard Industrial Classifications Code (SIC) list.  Also, for purposes of the concentration restriction, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to an ETF’s concentration limitation, by virtue of the exclusion from that test available to all U.S. Government securities.  Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to an ETF’s industry concentration restriction.

For purposes of the diversification restriction, each state and each separate subdivision, agency, authority or instrumentality of such state, and each guarantor, if any, are treated as separate issuers of municipal securities.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

The investment objective and principal strategies of, and risks of investing in, each ETF are described in the Prospectus.  Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of an ETF may be changed without shareholder approval.

Credit Quality Standards:  When investing in fixed income securities, the ETFs maintain the following credit quality standards, which apply at the time of investment:

For securities that carry a rating assigned by a nationally recognized statistical rating organization (“rating agency”), the sub-adviser will use the highest rating assigned by the rating agency to determine a security’s credit rating.  Commercial paper must be rated at least “A-1” or equivalent by a rating agency.  Corporate debt obligations, mortgage-backed and other asset-backed securities and municipal securities bonds must be rated at least “B-”or equivalent by a rating agency.  For securities that are not rated by a rating agency, McDonnell’s internal credit rating will apply and be subject to the equivalent rating minimums described here.

Dollar Rolls, Delayed Delivery Transactions and When Issued or Forward Commitment Securities

The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield.  The price of delayed delivery transactions, including when-issued securities, is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities takes place at a later date, normally one to two months after the date of purchase.  During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser.  Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.  A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction.  Dollar rolls are a type of forward commitment transaction.  Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction.  As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices.  Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.  When purchasing securities on a when-issued or forward commitment basis, a segregated or “earmarked” account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

To Be Announced Securities (“TBAs”)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date.  However, the seller does not specify the particular securities to be delivered.  Instead, the ETF agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the ETF and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages.  The seller would not identify the specific underlying mortgages until it issues the security.  TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the ETF.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer.  Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Mortgage-Related and Other Asset-Backed Securities

The ETFs may invest in mortgage- or other asset-backed securities.  Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  Some of these securities are described in greater detail below.  The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.  Early repayment of principal on some mortgage-related securities may expose the ETF to a lower rate of return upon reinvestment of principal.  When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.  The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase.  If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase.  The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.  Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.  The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of an ETF’s mortgage-related investments.  Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA.  GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government.  FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.  However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act.  Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer.  Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent.  The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets an ETF’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  An ETF may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, its sub-adviser determines that the securities meet the ETF’s quality standards.  Securities issued by certain private organizations may not be readily marketable.  An ETF will not purchase mortgage-related securities or any other assets which in its sub-adviser’s opinion are illiquid if, as a result, more than 15% of the value of the ETF’s net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to an ETF’s industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither

U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs).  A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments.  Actual maturity and average life will depend upon the pre-payment experience of the collateral.  In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.  Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C Bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (SMBS).  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer.  The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.  Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets.  In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an ETF may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers.  Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question.  In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act.  CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to an ETF’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities.  Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals.  Acquiring ARMBSs permits an ETF to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based.  Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.  In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an ETF can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.  Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays.  Therefore, if current interest rates rise above such limits over the period of the limitation, an ETF, when holding an ARMBS, does not benefit from further increases in interest rates.  Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities.  In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities.  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an ETF’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated pre-payments of principal, an ETF may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations.  An ETF may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an ETF invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by an ETF as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) an ETF may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities.  Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables.  ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.  ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral.  The credit quality of an ABS transaction depends on the performance of the underlying assets.  To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with an ETF’s investment objectives and policies, the sub-adviser also may invest in other types of asset-backed securities.

Derivatives

In pursuing their individual objectives, the ETFs may, to the extent permitted by their investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes or to seek to replicate the composition and performance of a particular index, except that an ETF does not intend to enter into transactions involving currency futures or options.  An ETF also may enter into swap agreements with respect to interest rates and indexes of securities.  An ETF may invest in structured notes.  If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, an ETF also may use those instruments, provided that their use is consistent with the ETF’s investment objective.

The value of some derivative instruments in which an ETF invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the ETF, the ability of the ETF to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly.  If the sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, an ETF could be exposed to the risk of loss.

An ETF might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.  If the sub-adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for an ETF, the ETF might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of an ETF to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because an ETF is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of an ETF to close out or to liquidate its derivatives positions.  In addition, an ETF’s use of such instruments may cause the ETF to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indexes.  An ETF may, to the extent specified in this SAI or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

An ETF will write call options and put options only if they are “covered.”  In the case of a call option on a security, the option is “covered” if an ETF owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the sub-adviser in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the ETF.  For a call option on an index, the option is covered if an ETF maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the index.  A call option is also covered if an ETF holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the ETF in segregated or “earmarked” assets.  A put option on a security or an index is “covered” if an ETF segregates or “earmarks” assets equal to the exercise price.  A put option is also covered if an ETF holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the ETF in segregated or “earmarked” assets.

If an option written by an ETF expires unexercised, the ETF realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by an ETF expires unexercised, the ETF realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when an ETF desires.

An ETF may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.  An ETF will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the ETF will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, an ETF will realize a capital gain or, if it is less, the ETF will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by an ETF is an asset of the ETF.  The premium received for an option written by an ETF is recorded as a deferred credit.  The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

An ETF may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet an ETF’s immediate obligations.  An ETF may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, an ETF will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options on securities and on indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by an ETF is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), an ETF will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when an ETF seeks to close out an option position.  If an ETF were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If an ETF were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, an ETF forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by an ETF, the ETF would not be able to close out the option.  If restrictions on exercise were imposed, an ETF might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by an ETF is covered by an option on the same index purchased by the ETF, movements in the index may result in a loss to the ETF; however, such losses may be mitigated by changes in the value of the ETF’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

An ETF may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates and security indexes.

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering a number of indexes as well as financial instruments.

An ETF may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exemption filed with the CFTC on behalf of an ETF, neither the Trust nor the ETF is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act, and they are not subject to registration or regulation as such under the Commodity Exchange Act.

Limitations on Use of Futures and Futures Options.  An ETF will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by an ETF, the ETF is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the ETF upon termination of the contract, assuming all contractual obligations have been satisfied.  An ETF expects to earn interest income on its initial margin deposits.  A futures contract held by an ETF is valued daily at the official settlement price of the exchange on which it is traded.  Each day an ETF pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by an ETF but is instead a settlement between the ETF and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, an ETF will mark to market its open futures positions.

An ETF is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by an ETF.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, an ETF realizes a capital gain, or if it is more, the ETF realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, an ETF realizes a capital gain, or if it is less, the ETF realizes a capital loss.  The transaction costs must also be included in these calculations.

An ETF may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the ETF’s immediate obligations.  An ETF may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, an ETF will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, an ETF will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, an ETF may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the ETF.

When selling a futures contract, an ETF will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract.  Alternatively, an ETF may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the ETF to purchase the same futures contract at a price no higher than the price of the contract written by the ETF (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” an ETF may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract.  With respect to futures that are required to “cash settle,” however, an ETF is permitted to set aside or “earmark” liquid assets in an amount equal to the ETF’s daily marked to market (net) obligation, if any, (in other words, the ETF’s daily net liability, if any) rather than the market value of the futures contract.  By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, an ETF will have the ability to utilize these contracts to a greater extent than if the ETF were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, an ETF will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, an ETF may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the ETF to purchase the same futures contract at a price not higher than the strike price of the call option sold by the ETF.

When selling a put option on a futures contract, an ETF will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid, that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, an ETF may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the ETF.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover an ETF’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the ETF’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The requirements for qualification as a regulated investment company also may limit the extent to which an ETF may enter into futures, futures options and forward contracts.  See “Taxation.”

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Changes in the price of futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations.  Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted.  To the extent, however, that an ETF enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such ETF’s holdings of U.S. Government securities.  Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets.  The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

An ETF’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments.  Trading interest in various types of futures and options on futures cannot be predicted.  There can be no assurance that a liquid market will exist at a time when an ETF seeks to close out a futures or a futures option position, and the ETF would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Swap Agreements and Options on Swap Agreements.  An ETF may engage in swap transactions, including, but not limited to, swap agreements on interest rates or security indexes and specific securities.  An ETF also may enter into options on swap agreements (“swap options”).

An ETF may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities the ETF anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.  A “quanto” or “differential” swap combines both an interest rate and a currency transaction.  Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

An ETF may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers.  In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations.

For example, in purchasing a credit default swap, an ETF may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value.  An ETF, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless.  It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the ETF in the event of a default (or similar event).  In addition, as a purchaser in a credit default swap, an ETF’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

An ETF also may use credit default swaps for investment purposes by selling a credit default swap, in which case the ETF will receive a premium from its counterparty in return for the ETF’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events).  As the seller in a credit default swap, an ETF effectively adds economic leverage to its portfolio because, in addition to its total net assets, the ETF is subject to investment exposure on the notional amount of the swap.  If no event of default (or similar event) occurs, an ETF would keep the premium received from the counterparty and would have no payment obligations.

An ETF also may enter into swap options.  A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  An ETF may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, an ETF will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When an ETF purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when an ETF writes a swap option, upon exercise of the option the ETF will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by an ETF would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, an ETF’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  An ETF’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ETF) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid to avoid any potential leveraging of the ETF’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of an ETF’s investment restriction concerning senior securities.

Whether an ETF’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, an ETF bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  An ETF will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  Certain restrictions imposed on an ETF by the Internal Revenue Code may limit the ETF’s ability to use swap agreements.  The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect an ETF’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments.  The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to an ETF’s limitation on investments in illiquid securities.  To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

In addition, an ETF generally may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, an ETF will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the ETF will succeed in enforcing its rights.  For example, an ETF is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the ETF when the ETF seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for an ETF to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  An ETF, therefore, assumes the risk that it may be unable to obtain payments owed to it or that those payments may be delayed or made only after the ETF has incurred the costs of litigation.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to an ETF’s interest.  An ETF bears the risk that the sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the ETF.  If the sub-adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, an ETF will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment.  This could cause substantial losses for an ETF.  While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other ETF investments.  Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under such Act, pursuant to regulations approved by the CFTC.  This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps.

Risk of Potential Government Regulation of Derivatives.  It is possible that government regulation of various types of derivative instruments, including futures and swap agreements,

may limit or prevent an ETF from using such instruments as a part of its investment strategy, and could ultimately prevent the ETF from being able to achieve its investment objective.  While no current regulatory or legislative activity is anticipated to have a direct, immediate effect upon an ETF, it is not possible to predict the course of future legislation or regulation in this area.  It is possible that if certain proposed measures were to become law, they could potentially limit the ability of an ETF to use certain instruments as a part of its investment strategy.  Limits or restrictions applicable to the counterparties with which an ETF engage in derivative transactions could also prevent the ETF from using certain instruments.

Warrants and Rights

The ETFs may purchase or otherwise receive warrants or rights.  Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price.  An ETF typically uses warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below.  Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options.  Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options.  Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency.  In addition, the terms of warrants or rights may limit an ETF’s ability to exercise the warrants or rights at such time, or in such quantities, as the ETF would otherwise wish.

Repurchase Agreements

The ETFs may enter into repurchase agreements with banks and broker-dealers.  A repurchase agreement is an agreement under which securities are acquired by an ETF from a securities dealer or bank subject to resale at an agreed upon price on a later date.  The acquiring ETF bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the ETF is delayed or prevented from exercising its rights to dispose of the collateral securities.  Such a default may subject an ETF to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the ETF seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.  However, an ETF’s sub-adviser attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

Zero Coupon Securities

Zero coupon securities may be issued by a wide variety of corporate and governmental issuers.  Zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities.  When an investor purchases a traditional coupon-bearing bond, it is paid periodic interest at a predetermined rate.  Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  An ETF will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.  An ETF may invest in U.S. dollar-denominated bank obligations.

Corporate Debt Securities

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  Debt securities may be acquired with warrants attached.  An ETF may invest in commercial interests, including commercial paper, master notes and other short-term corporate instruments that are denominated in U.S. dollars.  Commercial paper consists of short-term promissory notes issued by corporations.  Commercial paper may be traded in the secondary market after its issuance.  Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of an ETF.  The interest rate on a master note may fluctuate based upon changes in specified interest rates, be reset periodically according to a prescribed formula or be a set rate.  Although there is no secondary market in master demand notes, if such notes have a demand future, the payee may demand payment of the principal amount of the note upon relatively short notice.  Master notes are generally illiquid and therefore subject to an ETF’s percentage limitations for investments in illiquid securities.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations.  Moody’s describes securities rated Baa as “subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.”  S&P describes securities rated BBB as “regarded as having adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.”  For securities rated BBB, Fitch states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.”

High Yield Securities

Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.”  Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities.  While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.  An ETF may have difficulty selling certain junk bonds because they may have a thin trading market.  The lack of a liquid secondary market may have an adverse effect on the market price and an ETF’s ability to dispose of particular issues and may also make it more difficult for the ETF to obtain accurate market quotations in valuing these assets.  High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.  Issuers of securities in default may fail to resume principal or interest payments, in which case an ETF may lose its entire investment.

Companies that issue high yield bonds are often highly leveraged and may not have more traditional methods of financing available to them.  During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations.  Economic downturns tend to disrupt the market for high yield bonds, lowering their values and increasing their price volatility.  The risk of issuer default is higher with respect to high yield bonds because such issues may be subordinated to other creditors of the issuer.

The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer’s financial condition.  The lower the rating of a high yield bond, the more speculative its characteristics.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity.  Fixed rate securities pay a specified rate of interest or dividends.  Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate.  Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.”  Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity).

Holders of fixed income securities are exposed to both market and credit risk.  Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates.  In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise.  Credit risk relates to the ability of an issuer to make payments of principal and interest.  Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors.

Because interest rates vary, the future income an ETF cannot be predicted with certainty.  The future income of an ETF if it invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

Cash and Cash Items

An ETF may invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the ETF’s investments.  These cash items may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.  An ETF may also use some of these securities as part of its investment program.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities.  Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies.  Different kinds of U.S. government securities and foreign government securities have different kinds of government support.  For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S.  Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)).  Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not.  Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of an ETF to enforce its rights against the foreign government.  As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. and foreign governments to tighten the availability of credit.  In September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations.  FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized.  It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities.  Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate.  For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates.  Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, an ETF may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities.  Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Each ETF may invest in municipal securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.  Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.  In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs.  Some longer-term municipal bonds allow an investor to “put” or sell the security at a specified time and price to the issuer or other “put provider.” If a put provider fails to honor its commitment to purchase the security, the ETF holding the security may have to treat the security’s final maturity as its effective maturity, potentially increasing the volatility of the ETF.

Each ETF may invest in municipal lease obligations.  Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds.  State constitutions and statutes set requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements.  Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis.  Municipal lease obligations also may be subject to abatement risk.  For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

An ETF that invests in the municipal bond market is subject to certain risks.  The amount of public information available about the municipal bonds held by an ETF is generally less than that for corporate equities or bonds, and the investment performance of the ETF may therefore be more dependent on the analytical abilities of its sub-adviser.  The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well developed or liquid than many other securities markets, which may adversely affect an ETF’s ability to sell its bonds at attractive prices.  The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments.  In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, an ETF could experience delays in collecting principal and interest and the ETF may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

Real Estate Investment Trusts and other Real Estate-Related Investments

The ETFs may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry.  In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings.  Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate.  Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes.  The value of real estate also may be affected by changes in interest rates and social and economic trends.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies.  An ETF may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.  In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry.  REITs are also subject to the risk of poor performance by the REIT’s manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the Investment Company Act.  See “Taxes” below for a discussion of special tax considerations relating to an ETF’s investment in U.S. REITs.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

An ETF may invest up to 15% of its net assets in illiquid securities.  For this purpose, “illiquid securities” are securities that an ETF may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the ETF has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

An ETF’s sub-adviser also may deem certain securities to be illiquid as a result of the sub-adviser’s receipt from time to time of material, non-public information about an issuer, which may limit the sub-adviser’s ability to trade such securities for the account of any of its clients, including an ETF.  In some instances, these trading restrictions could continue in effect for a substantial period of time.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, an ETF will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.

Private Placements and Restricted Investments.  Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale.  Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, an ETF could have difficulty selling them when its sub-adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held.  Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.”  Securities purchased in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act, are restricted securities.  Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A).  Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.  An ETF may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.  An ETF may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act when selling its securities in a registered offering.  In such event, an ETF may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the ETF may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing an ETF’s net asset value.  The judgment of the ETF’s sub-adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Not all restricted securities are necessarily deemed to be illiquid.  An ETF may invest in Rule 144A securities.  Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act.  This Rule permits certain qualified institutional buyers, such as the ETFs, to trade in privately placed securities even though such securities are not registered under the 1933 Act.  The sub-adviser will consider whether securities purchased under Rule 144A are illiquid and thus subject to the ETF’s limitations on illiquid securities.  Determination of whether a Rule 144A security is liquid or not is a question of fact.  In making this determination, the sub-adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security, among other factors.  The sub-adviser will also monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the sub-adviser determines that a Rule 144A security is no longer liquid, the sub-adviser will review the ETF’s holdings of illiquid securities to determine what, if any, action is required to comply with its limitations on investment of illiquid securities.  Investing in Rule 144A securities could increase the amount of the ETF’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Investments in Other Investment Companies or Other Pooled Investments

Each ETF may invest in the securities of other investment companies to the extent permitted by law.  Subject to applicable regulatory requirements, an ETF may invest in shares of both open- and closed-end investment companies (including money market funds and ETFs).  The market price for ETF and closed-end fund shares may be higher or lower than, respectively, the ETF’s and closed-end fund’s NAV.  Investing in another investment company exposes an ETF to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.  An ETF also may invest in private investment funds, vehicles, or structures.

Portfolio Turnover

Each ETF’s portfolio turnover rate for the 2010 fiscal period is set forth in the financial highlights section of the Prospectus.  Higher portfolio turnover may result in an ETF incurring higher transaction costs and realizing gains that must be distributed to its shareholders, resulting in higher taxes for them.

MANAGEMENT

Board of Trustees and Officers

As a Delaware trust, the business and affairs of the Trust are managed by its officers under the oversight of its Board.  The Board currently consists of three Trustees.

One of the Trustees is an officer and employee of the Manager.  This Trustee is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust (an “Interested Trustee”).  The other Trustees are not interested persons of the Trust (the “Independent Trustees”).  Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust’s “fund complex” currently consists of five ETFs.  Each Trustee or officer may be contacted by writing to the Trustee or officer c/o Grail Advisors, LLC, One Ferry Building, Suite 255, San Francisco, California 94111.  The name, age, address, and principal occupations during the past five years with respect to each of the Trustees and officers of the Trust is set forth below, along with the other public directorships held by the Trustees.

Name, Address, Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Charles H. Salisbury, Jr. Age: 69	Trustee	Since 2009	Private investor.	5

Hobart & William Smith Colleges, Investment Committee Chair (since 2006); Trustee, Johns Hopkins Hospital (since 2000); Trustee, Guadalupe Center of Immokalee (since 2007); Director, CeraTech, Inc. (since 2003).

Dennis G. Schmal Age: 63	Trustee	Since 2009	Self-employed consultant (since 2003).	5	Trustee, AssetMark Funds (since 2007); Director/ Chairman, Pacific Metrics Corp. (educational services) (since 2005); Director,

Name, Address, Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Varian Semiconductor Equipment Associates, Inc. (since 2004); Director, MCF Corp. (financial services) (since 2003); Trustee, Wells Fargo Multi-Strategy 100 Hedge Fund (since 2008).
INTERESTED TRUSTEES

William M. Thomas Age: 48	Chief Executive Officer	Since 2008	Chief Executive Officer, Grail Advisors, LLC (since 2008); Senior Vice President, Charles Schwab (2000-2008).	5	None
OFFICERS

Chester G. Chappell Age: 46	Secretary	Since 2008

Chief Operating Officer (since December 2009); Head of Distribution, Grail Advisors, LLC (May 2008-November 2009); Vice President, National Sales Manager, Charles Schwab (2003-2008); Director, Asset Management Strategic Alliances, Charles Schwab (2000-2003).

				N/A	N/A
Bryan M. Hiser Age: 38	Chief Financial Officer	Since 2008	Director of Investment Research, Grail Advisors, LLC (since 2008); Assistant Vice	N/A	N/A

Name, Address, Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
President Fund Administration, Citi Fund Services (2007-2008); Financial Analyst, Harbor Capital Advisors (1999-2007).

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Charles H. Salisbury, Jr.:  Mr. Salisbury has extensive experience in the investment management industry, including as a portfolio manager at a prominent investment manager, as well as service on multiple non-profit boards of directors.

Dennis G. Schmal:  Mr. Schmal has extensive experience in the investment management industry, including as a member of senior management of the investment company audit practice at a large public accounting firm, as well as service on multiple boards of directors overseeing public companies, registered investment companies and private funds.

William M. Thomas:  Mr. Thomas has extensive experience in the investment management industry, including as a member of senior (sales) management of a large on-line broker.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board.  To make this determination the Board considered a variety of criteria, none of which in isolation was controlling.  Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.  The Board also took into account the actual service and commitment of each Trustee during his tenure on the Board.

Board Structure

Mr. Thomas is considered to be an Interested Trustee and serves as Chairman of the Board.  The Chairman’s responsibilities include:  setting an agenda for each meeting of the Board; presiding at all meetings of the Board and all meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

The Board believes that having an interested Chairman, who is familiar with the Manager and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority.  The Board does not believe that an independent Chairman would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently.  Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.  In addition, the Independent Trustees have appointed a lead Independent Trustee, Mr. Schmal, to receive information from (and convey information to) management on behalf of the Independent Trustees and, when receiving information from management, disseminate it to the broader group of Independent Trustees, as necessary.

The Board holds four regularly scheduled in-person meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  The Independent Trustees meet separately at each regularly scheduled in-person meeting of the Board, during a portion of each such separate meeting management is not present.  The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees are appropriate under the circumstances.  Based on such self-assessment, among other things, the Board believes that its current structure is appropriate.  As part of this self-assessment, the Board considered several factors, including the number of ETFs overseen by the Board, their investment objectives, the responsibilities entrusted to the Manager and other service providers with respect to the oversight of the day-to-day operations of the Trust and the ETFs.

The Board sets broad policies for the Trust and may appoint Trust officers.  The Board oversees the performance of the Manager, the (primary) investment sub-advisers of the ETFs and the Trust’s other service providers.  As part of its oversight function, the Board monitors the advisers’ risk management, including, as applicable, their management of investment, compliance and operational risks, through the receipt of periodic reports and presentations.  The Board has not established a standing risk committee.  Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility.  To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports.  Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO.  The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them.  The Board expects all parties, including, but not limited to, the Manager, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee.  The function of the Audit Committee is discussed in detail below.

Committees

The Board currently has three standing committees: an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee.  Currently, each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally each ETF’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of each ETF’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to each ETF’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. During the fiscal year ended October 31, 2010, the Audit Committee met three times.

The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted.  The Committee will generally not consider potential candidates for nomination identified by shareholders.  During the fiscal year ended October 31, 2010, the Nominating Committee met one time.

The purposes of the Qualified Legal Compliance Committee are to:  (1) receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any Trustee, officer, director, employee, or agent of the Trust; (2) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder; and (3) perform such other duties as may be assigned to it, from time to time, by the Board.  During the fiscal year ended October 31, 2010, the Qualified Legal Compliance Committee did not meet.

Equity Ownership of Trustees.  The table below shows the dollar range of (i) Shares of the ETF discussed in this SAI, and (ii) shares of all ETFs in the Trust’s family of investment companies, owned by the Trustees as of December 31, 2010.

Name	Dollar Range of Equity Securities in the ETF*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Charles H. Salisbury, Jr.	$0	$50,001 - $100,000
Dennis G. Schmal	$0	$0
William M. Thomas	$0	$10,001 - $50,000

* The “Family of Investment Companies” currently consists of five ETFs.

Compensation of Trustees and Officers

Interested Trustees are not compensated by the Trust.  The Trust pays each Independent Trustee $20,000 per year for attendance at meetings of the Board.  All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings.  The Trust does not accrue pension or retirement benefits as part of the ETF’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.  The Trust’s officers receive no compensation directly from the Trust.

The table below sets forth the total remuneration of Trustees and Officers of the Trust for the fiscal year ended October 31, 2010:

Name	Aggregate Compensation from ETFs*	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees**
Charles H. Salisbury, Jr.	$5,000	None	None	$20,000
Dennis G. Schmal	$5,000	None	None	$20,000

*    Approximation. Compensation is allocated across ETFs in the Fund Complex.

**  The “Fund Complex” currently consists of five ETFs.

Codes of Ethics

The Trust, Manager, McDonnell and Distributor each have adopted a code of ethics (“Code of Ethics”), as required by applicable law, which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ETF (which may also be held by persons subject to a Code of Ethics).  There can be no assurance that the Codes of Ethics will be effective in preventing such activities.  The Codes of Ethics may permit personnel subject to them to purchase and sell securities, including securities that may be sold, held or purchased by the ETF.  The Manager and McDonnell do not use inside information in making investment decisions on behalf of the ETF.  The Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies

The Board believes that the voting of proxies with respect to securities held by the ETF is an important element of the overall investment process.  In this regard, the Trust has adopted Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for the voting of proxies on the ETF’s portfolio securities to their investment advisers.  Please see Appendix A for a copy of the Policies.

Although the voting of proxies for the fixed income investments held by the ETF is expected to be rare, proxy voting for the ETF has been delegated to McDonnell.  McDonnell’s proxy voting policies and procedures dictate the voting of proxies in the best interests of ETF shareholders and include procedures to address potential conflicts of interest.  These policies and procedures are summarized (or included in their entirety) in Appendix B.

Information on how the ETF voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge, upon request, by calling 1-415-677-5870 and (2) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of an ETF or acknowledges the existence of control.

The following table shows, to the best of the ETFs’ knowledge, those persons who owned 5% or more of the outstanding shares of each ETF’s shares as of December 31, 2010.:

Grail McDonnell Core Taxable Bond ETF

Name & Address	Ownership	Number of Shares	Percentage

Merrill Lynch	Record Owner	21,481	42.96%
101 Hudson Street, 9th Floor
Jersey City, NJ 07302

Charles Schwab & Co., Inc.	Record Owner	16,199	32.40%*
PO Box 64930
Phoenix, AZ 85082-4930

McDonnell Investment Management	Beneficial Owner	4,950	9.90%
1515 W. 22nd Street, 11th Floor
Oak Brook, IL 60523

* Excludes shares beneficially owned by other parties listed in the table.

Grail McDonnell Intermediate Municipal Bond ETF

Name & Address	Ownership	# of Shares	Percentage
Merrill Lynch	Record Owner	20,910	41.82%
101 Hudson Street, 9th Floor
Jersey City, NJ 07302

Charles Schwab & Co., Inc.	Record Owner	11,299	22.60%*
PO Box64930
Phoenix, AZ 85082-4930

McDonnell Investment Management	Beneficial Owner	4,950	9.90%
1515 W. 22nd Street, 11th Floor
Oak Brook, IL 60523

* Excludes shares beneficially owned by other parties listed in the table.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager

The Manager, Grail Advisors, LLC, oversees the performance of the ETFs and arranges for transfer agency, custody and all other services necessary for the ETFs to operate, but does not exercise day-to-day oversight over the ETFs’ sub-advisers.  The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of McDonnell.  These services are provided under the terms of an Investment Management Agreement, effective for the ETFs as of December 31, 2009 (“Investment Management Agreement”), between the Trust, on behalf of each ETF, and the Manager.

Pursuant to the Investment Management Agreement, each ETF pays the Manager a management fee for the services and facilities it provides payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of an ETF’s average daily net assets.  From time to time, the Manager may waive all or a portion of its fee; any such waiver would increase an ETF’s performance.  The Manager is responsible for compensating McDonnell out of the management fees it receives from each ETF.

ETF	Management Fee
Grail McDonnell Intermediate Municipal Bond ETF	0.30%
Grail McDonnell Core Taxable Bond ETF	0.30%

The Manager is a majority-owned subsidiary of Grail Partners, LLC.  Grail Partners, LLC is engaged in merchant banking activities and provides consultative services and capital to global investment management firms and financial services businesses.  Grail Partners, LLC is registered as a broker-dealer, but is not principally or otherwise engaged in securities dealing, market making, floor brokerage, exchange specialist activities, proprietary trading or similar securities-related activities.  The Manager is a registered investment adviser and is located at One Ferry Building, Suite 255, San Francisco, CA 94111.

Under the Investment Management Agreement, the Manager (or its affiliates) pays all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Manager or its affiliates.  The Trust pays all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager or McDonnell.  Without limiting the generality of the foregoing, the Trust pays or arranges for the payment of the following: the costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Manager or its affiliates; all legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities; all expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any; the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined above); the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; all brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; all taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes; any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations; all insurance premiums for fidelity and other coverage; all expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; all expenses of pricing of the net asset value per share of each ETF, including the cost of any equipment or services to obtain price quotations; and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

The Manager has contractually agreed to reduce its fees and/or reimburse each ETF’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for Shares of each ETF to 0.35% of its average net assets (“Expense Cap”).  The Expense Cap will remain in effect until at least March 1, 2012.  The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

The Investment Management Agreement with respect to an ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of an ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Management Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of an ETF’s shareholders, on 60 calendar days written notice to the Manager, and by the Manager on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

The Investment Management Agreement provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Management Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in that Agreement.  The Investment Management Agreement also provides that the Manager may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

For the period January 29, 2010 (commencement of operations) through October 31, 2010, the Manager earned fees in the amount of $8,247 for managing the Grail McDonnell Intermediate Municipal Bond ETF, of which 100% was waived, and $7,794 for managing the Grail McDonnell Core Taxable Bond ETF, of which 100% was waived.

The Manager may, from time to time, at its own expense from its own resources, compensate purchasers of Creation Units and other financial institutions for administrative or marketing services.

McDonnell Investment Management, LLC

McDonnell acts as sub-adviser of each ETF.  McDonnell is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) and is located at 1515 W. 22nd Street, 11th Floor, Oak Brook, IL 60523.  McDonnell, a Delaware limited liability company, began operations in 2001, and it is 100% employee owned.  As of December 31, 2010, McDonnell had more than 90 employees and managed over 500 client relationships with over $14 billion in assets under management.  In addition to the services it provides the ETFs, McDonnell offers its advisory services to separate accounts for institutional and private clients, and sub-advised mutual funds.

McDonnell provides day-to-day portfolio management services to each ETF and has discretion to purchase and sell securities in accordance with the ETFs’ objectives, policies, and restrictions.

McDonnell has entered into an Investment Sub-Advisory Agreement between the Manager and McDonnell, dated December 31, 2009 (“McDonnell Subadvisory Agreement”), with respect to each ETF.  Pursuant to the McDonnell Subadvisory Agreement, McDonnell receives fees from the Manager to provide the services described above.  These fees are paid by the Manager out of the advisory fees it receives from an ETF; they are not separately paid by an ETF.  These fees are payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of an ETF’s average daily net assets.  From time to time, McDonnell may waive all or a portion of its fee.

ETF	McDonnell Subadvisory Fee
Grail McDonnell Intermediate Municipal Bond ETF	0.20%
Grail McDonnell Core Taxable Bond ETF	0.20%

The McDonnell Subadvisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the applicable ETF on no more than 60 days’ written notice to McDonnell, or by McDonnell upon 60 days’ written notice to the Trust.  The McDonnell Subadvisory Agreement with respect to an ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of an ETF, and (2) by the vote of a majority of the Trustees who are not parties to the McDonnell Subadvisory

Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

For the period January 29, 2010 (commencement of operations) through October 31, 2010, McDonnell earned fees in the amount of $5,498 for its services to the Grail McDonnell Intermediate Municipal Bond ETF, and $5,196 for its services to the Grail McDonnell Core Taxable Bond ETF.  McDonnell waived 100% of its fees for each ETF.

Custodian

BNY Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as Custodian of each ETF’s assets.  As Custodian, BNY Mellon has agreed to: (1) make receipts and disbursements of money on behalf of the ETF, (2) collect and receive all income and other payments and distributions on account of the ETF’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the ETF concerning the ETF’s operations.  BNY Mellon does not exercise any supervisory function over the purchase and sale of securities.  Pursuant to the Custody Agreement between BNY Mellon and the Trust the Trust has agreed to pay an annual custody fee of .50 basis points on the first $1 billion of its gross adjusted assets, and .25 basis points on gross adjusted assets in excess of $1 billion, plus certain transaction charges and additional global custody fees.

Administrator, Fund Accountant and Transfer Agent

BNY Mellon, located at One Wall Street, New York, New York 10286 serves as Administrator, Fund Accountant and Transfer Agent to each ETF.  As administrator, BNY Mellon provides each ETF with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by an ETF under federal and state securities laws.

As fund accountant and transfer agent, BNY Mellon has agreed to: (1) perform and facilitate purchases and redemptions of Creation Units of each ETF, (2) make dividend and other distributions on Shares of each ETF, (3) record the issuance of Shares and maintain records of outstanding Shares of each ETF, (4) maintain certain accounts, (5) make and transmit periodic reports to an ETF and its other service providers, and (6) otherwise perform the customary services of a transfer agent and dividend disbursing agent.  For the services to be provided by BNY Mellon to the ETFs, the Trust has agreed to pay a $1,000 monthly ETF administration fee per ETF, a monthly transfer agency services fee of $1,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs), a fund accounting fee of 1.50 basis points on the first $1 billion of its gross adjusted assets, and 1.00 basis points on gross adjusted assets in excess of $1 billion, and a fund administration fee of 2.50 basis points on the first $1 billion of its gross adjusted assets, and 2.00 basis points on gross adjusted assets in excess of $1 billion, plus certain out-of-pocket expenses.  There is a minimum fund accounting and fund administration fee of $75,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs).

For the period ended October 31, 2010, BNY Mellon earned $5,000 in fees as administrator of the Grail McDonnell Intermediate Muni Bond ETF and $5,000 in fees as administrator of the Grail McDonnell Core Taxable Bond ETF.

PORTFOLIO MANAGERS

Portfolio managers at McDonnell (the “Portfolio Managers”) may have responsibility for the day-to-day management of accounts other than the ETFs.  Information regarding these other accounts has been provided by McDonnell and is set forth below.  The number of accounts and assets is shown as of December 31, 2010.

Name of Investment Advisor and Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

McDonnell Investment Management, LLC
Steve Wlodarski	3 ($310 million)	0	489 ($7.7 billion)	0	0	0
James Grabovac	4 ($310 million)	0	40 ($2.8 billion)	0	0	0
Dawn Daggy-Mangerson	5 ($310 million)	0	153 ($2.0 billion)	0	0	0
Lawrence Jones	0	0	249 ($2.1 billion	0	0	0
Mark Giura	0	0	207 ($3.8 billion)	0	0	1 ($14 million)
Dirk Davis	0	0	194 ($2.8 billion)	0	0	1 ($14 million)
Tom O’Connell	0	0	207 ($3.8 billion)	0	0	1 ($14 million)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the ETFs.  This side-by-side management may present potential conflicts between a Portfolio Manager’s management of an ETF’s investments, on the one hand, and the investments of the other accounts, on the other hand.

Set forth below is a description, provided by McDonnell, of any other foreseeable material conflicts of interest that may arise from the concurrent management of ETFs and other accounts.

McDonnell.  The Portfolio Managers may manage accounts other than the ETFs, which may present potential conflicts between the ETFs and those other accounts.  The management of multiple funds, including the ETFs, and other accounts may require the Portfolio Manager to devote less than all of his or her time to an ETF, particularly if the ETF and other accounts have different objectives, benchmarks and time horizons.  The Portfolio Manager may also be required to allocate his or her investment ideas across multiple funds and accounts, including the ETFs.  In addition, if the Portfolio Manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one ETF or other account, an ETF may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.

In addition, other accounts managed by the Portfolio Manager may have a higher advisory fee and/or performance-based fees which may provide a greater incentive to perform for those accounts than the ETF.  The policies of McDonnell, however, require that Portfolio Managers treat all accounts they manage equitably and fairly.

As noted above, Portfolio Managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging McDonnell).  The structure of a Portfolio Manager’s compensation may create an incentive for the Portfolio Manager to favor accounts whose performance has a greater impact on such compensation.  The Portfolio Manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a Portfolio Manager holds a larger personal investment in one fund or an ETF than he or she does in another, the Portfolio Manager may have an incentive to favor the fund or ETF in which he or she holds a larger stake.

In general, McDonnell has policies and procedures to address the various potential conflicts of interest described above.  The firm has policies and procedures designed to ensure that Portfolio Managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, the firm has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a Portfolio Manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation

The Portfolio Managers are compensated in various forms by McDonnell.  Following is a description provided by McDonnell regarding the structure of and criteria for determining the compensation of each Portfolio Manager:

McDonnell’s Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and are reviewed with independent industry data to benchmark compensation.  The Portfolio Manager’s source of compensation is tied to the overall revenues of the firm.  Specifically, the components of compensation for the Portfolio Managers include:

Competitive base salary

Bonus pool which is not formula-driven but includes five subjective components

1.               Portfolio performance

2.               Client Satisfaction and Client retention

3.               New Assets

4.               Product Development

5.               Overall Firm earnings/performance

Quality benefits program

Company equity participation

Many of McDonnell’s professional personnel have equity ownership in McDonnell, which is typically purchased by such members.  Determination of eligibility for equity ownership is made by McDonnell’s Executive Committee, in conjunction with recommendations by certain other members of senior management.  The criteria for ownership centers around whether an individual is deemed to be a key employee who demonstrates leadership and vision in his or her area of responsibility and who is deemed to be an integral part of the growth and success of McDonnell’s business.  Other factors include tenure with McDonnell, as well as years of relevant professional experience.

Ownership of ETFs

The following table discloses the dollar range of fixed income securities owned by each Portfolio Manager in each ETF below as of December 31, 2010:

Portfolio Manager	Dollar Range of Securities

Steve Wlodarski — Intermediate Municipal Bond ETF	$1 - $10,000

James Grabovac — Intermediate Municipal Bond ETF	None

Dawn Daggy-Mangerson — Intermediate Municipal Bond ETF	None

Lawrence Jones — Intermediate Municipal Bond ETF	None

Mark Giura — Core Taxable Bond ETF	$10,001 - $50,000.

Dirk Davis — Core Taxable Bond ETF	None

Thomas O’Connell — Core Taxable Bond ETF	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

When executing portfolio transactions, McDonnell will place its own orders to execute securities transactions that are designed to implement the applicable ETF’s investment objective and policies.  In placing such orders, McDonnell will seek the most favorable net price and execution under the circumstances consistent with its obligation under the Sub-Advisory Agreement.  In selecting broker-dealers and in negotiating prices on such transactions, McDonnell considers a number of factors, including but not limited to: the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the quality of the execution, clearance and settlement services; financial stability of the broker-dealer, and the broker-dealer’s execution capabilities, including ability to locate bonds suitable for our inquiries.

In selecting broker-dealers to execute particular transactions, McDonnell is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the 1934 Act), provision of statistical quotations (including the quotations necessary to determine an ETF’s NAV), and other information provided to the ETF, and/or to McDonnell, as the case may be, provided, however, that McDonnell determines that it has received the best net price and execution available.  McDonnell is also authorized to cause an ETF to pay to a broker-dealer who provides such brokerage and research services a commission (as defined in SEC interpretations) in excess of the amount another broker-dealer would have charged for effecting the same transaction.  McDonnell must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which McDonnell exercises investment discretion.  Under these circumstances, McDonnell’s fees are not reduced by reason of receipt of such brokerage and research services.  However, the ETFs do not allow McDonnell to enter into arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of ETF shares by those broker-dealers.

An ETF’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions.  High portfolio activity may increase an ETF’s transaction costs, including brokerage commissions, and result in a greater number of taxable transactions.

During the fiscal period ended October 31, 2010, the Grail McDonnell Core Taxable Bond ETF paid brokerage commissions in an amount of $104.  During the fiscal period ended October 31, 2010, the Grail McDonnell Intermediate Municipal Bond ETFs did not pay any brokerage commissions.

THE DISTRIBUTOR

The Distributor is located at 1290 Broadway, Suite 1100, Denver, CO 80203.  The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in this SAI.  The Distributor acts as an agent for the Trust.  The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor has no role in determining the investments or investment policies of the ETFs.

The Manager and other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the ETFs.  The Manager may also make payments to certain market makers in the ETFs’ Shares for providing bona fide consulting and educational services regarding the ETFs.  The making of the types of payments described in this paragraph could create a conflict of interest for a financial intermediary or market maker receiving such payments.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the ETFs.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Legal Counsel

K&L Gates LLP, located at 1601 K Street NW, Washington, DC 20006, serves as the Trust’s legal counsel.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company.  The Trust was organized on December 7, 2007 and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series.  Currently, the Trust consists of eight actively managed, exchange-traded series, although three series have not been opened for investment.  During the fiscal year ended October 31, 2010, two series of the Trust were liquidated.  The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting.  Generally, there will not be annual meetings of Trust shareholders.  If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders.  Shareholders holding two-thirds of Shares outstanding of all series of the Trust may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable.  Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature.  Shares have equal voting rights, except that in a matter affecting only a particular ETF, only Shares of that ETF may be entitled to vote on the matter.  The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of an ETF may be individually redeemable.  The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors.  Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of an ETF.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust.  The Trust Instrument provides for indemnification out of an ETF’s property for all loss and expense of an ETF’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason.  The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which an ETF itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If an ETF does not grow to a size to permit it to be economically viable, the ETF may cease operations.  In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

DTC acts as securities depositary for Shares.  Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.  Certificates generally will not be issued for Shares.

DTC has advised the Trust as follows:  it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act.  DTC was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, and FINRA.  Access to the DTC system is also available to “Indirect Participants” such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.  DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.  Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants).  Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.  The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form.  Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof.  Accordingly, each beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such beneficial owner holds its interests, to exercise any rights as a holder of Shares.  The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners (acting through such DTC Participants) to take such action and would otherwise act upon the instructions of beneficial owners owning through them.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of Share holdings of each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of beneficial owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners.  In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares.  DTC or the nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or the nominee.  Payments by DTC Participants to Indirect Participants and beneficial owners of Shares (held through DTC Participants) will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.  The Trust has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by beneficial owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients.  Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate.  Investors interested in such a service should contact their broker for availability and other necessary details.  DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.

TRANSACTIONS IN CREATION UNITS

Each ETF sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day.  No ETF will issue fractional Creation Units.

To purchase or redeem any Creation Units from an ETF, you must be, or transact through, an Authorized Participant.  In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the ETF’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.”  Transactions by an Authorized

Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants.  Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.  Market disruptions and telephone or other communication failures may impede the transmission of orders.

Purchasing Creation Units

Fund Deposit.  Creation Units may be purchased in exchange for a “Fund Deposit.”  A Fund Deposit consists of (i) a basket of securities - known as the In-Kind Creation Basket and a Balancing Amount, as described below, (ii) a basket of in-kind securities and cash (“Partial Cash Value,” and together with the in-kind basket, an “In-Kind/Cash Basket”) or (iii) all cash (the “Cash Value”).  In all instances the value of the Fund Deposit will be equal to the value of the Creation Unit.

In-Kind Creation Basket.  BNY Mellon, in a portfolio composition file sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket (based on information about the ETF’s portfolio at the end of the previous Business Day).  The In-Kind Creation Basket is applicable for purchases of Creation Units of the ETF until such time as the next-announced In-Kind Creation Basket is made available.  The composition of the In-Kind Creation Basket may change, however, as, among other things, corporate actions and investment decisions by McDonnell are implemented for the ETF’s portfolio.  All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the ETF, and the ETF’s determination shall be final and binding.  In addition, each ETF reserves the right to accept a nonconforming or “custom” In-Kind Creation Basket.

Balancing Amount and Cash Component.  In addition to the In-Kind Creation Basket, a purchaser will typically pay to the ETF a “Balancing Amount” equal to the difference between the NAV of a Creation Unit and the value of the securities in the In-Kind Creation Basket.  The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.  BNY Mellon, through the NSCC, makes available on each Business Day, the estimated Balancing Amount, effective through and including the previous Business Day.  With respect to Fund Deposits of an In-Kind Creation Basket, the Balancing Amount and the Transaction Fee may be referred to collectively as the “Cash Component.”

In-Kind/Cash Basket.  In lieu of depositing the In-Kind Creation Basket and Balancing Amount, the purchaser of a Creation Unit may make a Fund Deposit of an In-Kind/Cash Basket.  The cash portion of such a Fund Deposit is known as the Partial Cash Value and will be subject to a variable charge, as explained below.  With respect to Fund Deposits of In-Kind/Cash Baskets, the Partial Cash Value and the Transaction Fee may be referred to collectively as the Cash Component.

Cash Value.  In lieu of depositing the In-Kind Creation Basket and Balancing Amount or an In-Kind/Cash Basket, Fund Deposits may consist solely of cash in an amount equal to the NAV of the Creation Units, which amount is referred to as the Cash Value and will be subject to a variable charge, as explained below.  BNY Mellon will publish, on a daily basis, information about the Cash Value of a Creation Unit.  With respect to any Fund Deposit of a Cash Value, the Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Order Cut-Off Time.  For an order involving a Creation Unit to be effectuated at the ETF’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”).  The Order Cut-Off Time for creation and redemption orders for the ETFs are generally expected to be as follows:

	In-Kind Creation or	In-Kind/Cash
ETF	Redemption Basket	Basket	Cash Value
Grail McDonnell Intermediate Municipal Bond ETF	4:00 p.m. ET	2:00 p.m. ET	2:00 p.m. ET
Grail McDonnell Core Taxable Bond ETF	4:00 p.m. ET	2:00 p.m. ET	2:00 p.m. ET

In-Kind Creation and Redemption Baskets are expected to be accepted until the close of regular trading on the Exchange on each Business Day, which is usually 4:00 p.m. Eastern time.  On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange closing and be similarly earlier than normal.  Persons placing or effectuating custom orders and/or orders involving an In-Kind/Cash Basket or Cash Value should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date for cash and the third Business Day following the Transmittal Date for securities.

Placement of Creation Orders

All purchase orders must be placed by or through an Authorized Participant.  In-kind (portions of) purchase orders will be processed through the Clearing Process when it is available.  The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC.  In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC.  Fund Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system.  Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve Bank wire transfer system.

Orders Using the Clearing Process.  Orders to purchase Creation Units of the Grail McDonnell Intermediate Municipal Bond ETF may use NSCC’s Clearing Process.  In connection with such orders the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order.  Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite In-Kind Creation Basket (whether standard or custom) to the Trust, together with such additional information as may be required by the Distributor, and the Cash Component.  An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if (i) such order is received by the Distributor by the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.  The Cash Component will be delivered using either the Clearing Process or the Federal Reserve System, as described below.

Orders “Outside” the Clearing Process.  All in-kind orders for the Grail McDonnell Taxable Bond ETF will be made outside the Clearing Process and certain orders for the Grail McDonnell Intermediate Municipal Bond ETF will be made outside the Clearing Process.  In-kind deposits of securities for such orders must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).  Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process.  The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket (whether standard or custom) through the Federal Reserve System or DTC, as applicable, to the relevant Trust account.  The delivery of (corporate) securities through DTC must occur by 3:00 p.m., Eastern time, (the “DTC Cut-Off Time”) on the Settlement Date.  The delivery of (government) securities through the Federal Reserve System must occur by 3:00 p.m., Eastern time, on the Settlement Date.  An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.  If the Custodian does not receive the in-kind securities and Cash Component by the appointed time(s), such order may be canceled.  Upon written notice to the Distributor, a canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component.  The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the order is deemed received by the Distributor.

Federal Reserve System.  The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system.  The Cash Component must be transferred in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Settlement Date.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least equal of 105% of the market value of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”).  Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed.  The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to

4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the ETF for any losses resulting therefrom.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit at least equal to 105% of the daily marked to market value of the missing securities.  To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the ETF for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs.  The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust.  The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of an ETF if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of an ETF; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the In-Kind Creation Basket would have adverse tax consequences to the ETF; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise in the discretion of the Trust or the Manager have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Manager make it practically impossible to process creation orders.  Examples of such circumstances include acts of God, public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Manager, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.

Creation and Redemption Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors will be required to pay to the Trust a Transaction Fee as follows:

	Transaction Fees
ETF	Standard Transaction Fee		Variable Charge
Grail McDonnell Intermediate Municipal Bond ETF	$500	*	Up to 3.0%
Grail McDonnell Core Taxable Bond ETF	$500		Up to 3.0%

*  The Transaction Fee may be higher for transactions outside the Clearing Process.

Grail McDonnell Intermediate Municipal Bond ETF.  The Standard Transaction Fee (of $500) applies to in-kind purchases of the ETF effected through the Clearing Process on any business day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time).  A higher Transaction Fee may apply to creation and redemption transactions that occur outside the Clearing Process, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time).  In each instance the Transaction Fee will be determined without regard to whether the in-kind securities tendered (or received) consist of those in the In-Kind Creation (or Redemption) Basket.  If a transaction involves an In-Kind/Cash Basket, the Transaction Fee will also include a Partial Cash Value, which will be subject to a variable charge of up to 3.0% of its value.  Similarly, Fund Deposits consisting of a Cash Value will be subject to a variable charge of up to 3.0% of its value in addition to the standard Transaction Fee.  With cash received from the variable charge, the Manager or McDonnell will purchase the necessary securities for the ETF’s portfolio and return any unused portion thereof to the investor.

Grail McDonnell Taxable Bond ETF.  The standard Transaction Fee (of $500) applies to in-kind purchases of the ETF effected through or “outside” the Clearing Process on any business day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time).  If a transaction involves an In-Kind/Cash Basket, it will include a Partial Cash Value, and the Transaction Fee will also include a variable charge of up to 3.0% of the Partial Cash Value.  Similarly, Fund Deposits consisting of a Cash Value will be subject to a variable charge of up to 3.0% of the Cash Value in addition to the standard Transaction Fee.  With cash received from the variable charge, the Manager or McDonnell will purchase the necessary securities for the ETF’s portfolio and return any unused portion thereof to the investor.

The Manager, subject to the approval of the Board, may adjust the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets (and from) the account of the Trust.  Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

Redeeming Creation Units

Fund Redemptions.  ETF Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by an ETF through the Transfer Agent and only on a Business Day.  Creation Units generally may be redeemed in exchange for a “Fund Redemption.”  A Fund Redemption consists of (i) a basket of securities — known as the In-

Kind Redemption Basket — and Balancing Amount, (ii) a basket of in-kind securities and Partial Cash Value or (iii) a Cash Value, in all instances equal to the value of a Creation Unit.

In-Kind Redemption Basket.  If different from the In-Kind Creation Basket, the composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board; otherwise, the In-Kind Creation Basket posted on NSCC may be assumed to be the In-Kind Redemption Basket, too.   BNY Mellon, in a portfolio composition file sent via the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the portfolio securities in the current In-Kind Redemption Basket (subject to possible amendment or correction).  An ETF may honor a redemption request with a nonconforming or “custom” In-Kind Redemption Basket.

Balancing Amount and Cash Component.  Depending on whether the NAV of a Creation Unit is higher (or lower) than the value of the securities in the In-Kind Redemption Basket, a redeeming investor will receive from (or pay to) the ETF a Balancing Amount in cash, which may be referred to as the Cash Redemption Amount.  If due to receive a Balancing Amount, the amount actually received will be reduced by the amount of the applicable Transaction Fee.  The Balancing Amount and the Transaction Fee may be referred to collectively as the Cash Component.

In-Kind/Cash Basket.  In lieu of receiving the In-Kind Redemption Basket and Balancing Amount as a Fund Redemption, the redeemer of a Creation Unit may instead elect to receive an In-Kind/Cash Basket.  The cash portion is known as the Partial Cash Value and will be subject to a variable charge, as explained above.  With respect to Fund Redemptions consisting of an In-Kind/Cash Basket, the Partial Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Cash Value.  In lieu of In-Kind Redemption Basket and Balancing Amount or an In-Kind/Cash Basket, Creation Units may be redeemed for a Fund Redemption consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value.  Such redemptions will be subject to a variable charge, as explained above.  BNY Mellon will publish, on a daily basis, information about the Cash Value of a Creation Unit.  With respect to any Fund Redemption consisting of a Cash Value, the Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit.  In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders

Redemptions must be placed to the Transfer Agent through an Authorized Participant.  In addition, redemption orders must be processed either through the DTC process or the Clearing Process.

Orders Using the Clearing Process.  Orders to redeem Creation Units of the Grail McDonnell Intermediate Municipal Bond ETF may use the Clearing Process.  Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.  Orders deemed received will be effectuated based on the NAV of the ETF as next determined.  An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Order Cut-Off Time will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day.  The applicable In-Kind Redemption Basket and the Cash Component will be transferred to the investor by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders “Outside” Clearing Process.  All in-kind orders for the Grail McDonnell Taxable Bond ETF and certain orders for the Grail McDonnell Intermediate Municipal Bond ETF will be made outside the Clearing Process.  Orders to redeem Creation Units must be delivered through an Authorized Participant with the ability to transact through the Federal Reserve System.  Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Component by 3:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite Fund Redemption to the redeeming party by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

In the event that the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed to the Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible.  Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 105% of the value of the missing Shares, which the Manager may change from time to time.

The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant.  The Authorized Participant’s agreement will permit the Trust, on behalf of the relevant ETF, to purchase the missing Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares and the value of the collateral.

The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust.  Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the ETF are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.  If, however, either: (i) the requisite number of Shares of the relevant ETF are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the ETF Shares of the relevant ETF are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the investor may request and/or the Trust may opt to redeem Shares wholly or partially in cash.  Redemptions effected partially in cash are treated as In-Kind/Cash Baskets and redemptions effected entirely in cash are considered to be for the Cash Value.  In connection with such redemptions, the investor will receive, respectively, securities and a cash payment or a cash payment equal in value to the NAV of the Shares being redeemed, based on the relevant ETF’s NAV next determined after the redemption request is received in proper form (minus a Transaction Fee (including variable charge) as described above.

Redemptions of Shares for the In-Kind Redemption Basket or In-Kind/Cash Basket will be subject to compliance with applicable federal and state securities laws and the ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in a basket upon redemptions or could not do so without first registering such securities under relevant laws.  In this regard, among other things, an Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket or In-Kind/Cash Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash.  The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

DETERMINATION OF NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, though U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that an early closing time is announced.  An ETF’s NAV per Share is computed by dividing the net assets by the number of Shares outstanding.

TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, each ETF is treated as a separate corporate entity and will elect and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.  Such qualification generally relieves each ETF of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements.  If, for any reason, an ETF does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the ETF would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders.  In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such ETF’s current and accumulated earnings and profits and would be eligible for taxation at reduced rates through 2012 for non-corporate shareholders and for the dividends received deduction available in some circumstances to corporate shareholders.  Moreover, if an ETF were to fail to make sufficient distributions in a year, the ETF would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the ETF could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any.  Each ETF intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Any market discount recognized by the ETFs on a bond is taxable as ordinary income.  A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount.  Absent an election by the ETF to include the market discount in income as it accrues, gain on the ETF’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the ETF are complex and, in some cases, uncertain.  Such transactions and investments may cause the ETF to recognize taxable income prior to the receipt of cash, thereby requiring the ETF to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar.  The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market.  The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules.  However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply.  With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss.  A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle.  The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code.  Any gain or loss attributable to the foreign currency component of a transaction engaged in by the ETF which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Distributions from an ETF’s net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the ETFs through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash.  Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

If at the end of each quarter of the taxable year of an ETF, 50% or more of the assets, by value, of the ETF are state, municipal and other bonds that pay interest that is exempt from federal income tax, the ETF may designate a portion of its dividends as exempt-interest dividends.  The Grail McDonnell Intermediate Municipal Bond ETF expects to be eligible to make such designations with respect to a substantial amount of the income it receives.  The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation.  Depending on a shareholder’s state of residence, exempt-interest dividends paid by the ETF from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities.  However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.

A shareholder may lose the ability to treat dividends paid by Grail McDonnell Intermediate Municipal Bond ETF as exempt-interest dividends while those shares are subject to securities lending or similar arrangements.  In addition, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Grail McDonnell Intermediate Bond ETF will not be deductible for U.S. federal income tax purposes.

If a shareholder receives exempt-interest dividends with respect to any share of the Grail McDonnell Intermediate Municipal Bond ETF and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.  In addition, the IRS may require a shareholder in the ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments.  Furthermore, a portion of any exempt-interest dividend paid by the ETF that unexpectedly represents income derived from certain revenue or private activity bonds held by the ETF may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof.

If, for any calendar year, the total distributions made exceed an ETF’s current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her shares, and thereafter as gain from the sale of shares.  The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the ETF on December 31 of such year if such dividends are actually paid during January of the following year.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of an ETF may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. Without future congressional action, the maximum rate of long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2013. Each ETF will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction.

Dividends and interest received by an ETF may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The ETF will be required in certain cases to impose “backup withholding” on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the ETF when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.”  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

As a result of tax requirements, the Trust on behalf of each ETF has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the ETF and if, pursuant to section 351 of the Code, the ETF would have a basis in the transferred securities different from the market value of such securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Except as described below, dividends paid by an ETF to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. Shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or, through December 31, 2011 (or possibly later if legislation is enacted extending these provisions), interest-related dividends and short-term capital gain dividends, or upon the sale or other disposition of shares of an ETF.  Properly designated exempt-interest dividends paid by the Grail McDonnell Intermediate Municipal Bond ETF to non-U.S. Shareholders will also generally not be subject to United States federal withholding tax.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action.  Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

FINANCIAL STATEMENTS

The Financial Statements for the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF for the fiscal period ended October 31, 2010 appear in Appendix D to this SAI and have been included in reliance upon such reports and on the authority of KPMG LLP as experts in accounting and auditing.

The audit report covering the October 31, 2010 financial statements of the ETF’s contains an explanatory paragraph that states that the accompanying financial statements have been prepared assuming that the ETFs will continue as a going concern.  As discussed in Note 2 to the financial statements, the Manager has entered into a letter of intent concerning a transaction to sell its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements.  A sale of the Manager’s ownership interests, if consummated, may, depending upon a buyer’s future plans, result in the liquidation of certain ETFs.  If the Manager is unsuccessful in its efforts to consummate a transaction involving its ownership interests or to recapitalize, all of the ETFs may be liquidated.  These conditions raise substantial doubt about the ETFs’ ability to continue as a going concern.  Management’s plans in regard to these conditions are discussed in Note 2.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. Note 2 has been updated by note 11 to the financial statements appearing in Appendix D.

Appendix A

Proxy Voting Policies and Procedures for the Trust

GRAIL ADVISORS ETF TRUST

Proxy Voting Policies and Procedures

Grail Advisors ETF Trust (the “Trust”) has adopted these Proxy Voting Policies and Procedures (the “Trust Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the series of the Trust (“Funds”).

The Funds are managed by Grail Advisors, LLC (“Manager”).  The Manager may retain a proxy voting service (“Proxy Voting Service”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic issuers consistent with these Policies.

Shareholders of the Funds expect the Trust to vote proxies received from issuers whose voting securities are held by a Fund.  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.  For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of the Trust, Fund and Fund shareholders.

I.             Delegation of Proxy Voting to Subadvisers

Each of the Funds whose portfolio is managed by a sub-adviser (“Sub-Adviser”) shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  For securities in the portfolio of a Fund that is managed by more than one Sub-Adviser, each Sub-Adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, except that, to the extent such a Fund has a primary Sub-Adviser (“Primary Sub-Adviser,” and with respect to each Fund a subset of the Fund’s Sub-Advisers), the securities of the Fund may be voted pursuant to the policies and procedures adopted by the Primary Sub-Adviser in conformance with the Advisers Act or, with respect to the various Sub-Advisers’ portions of the Fund’s portfolio, pursuant to each Sub-Adviser’s proxy voting policies and procedures, as adopted in conformance with the Advisers Act.

Except as noted below, the Trust Policy with respect to a Fund shall be the same as that adopted by the Primary Sub-Adviser or Sub-Adviser, as applicable, with respect to voting proxies held by its clients (the “Sub-Adviser Policy”).  Each Sub-Adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy.

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II.           Material Conflicts of Interest

If (i) a Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund and (b) the Fund’s investment advisers (including Sub-Advisers), principal underwriter, or any of their affiliated persons, and (ii) the Sub-Adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-Adviser Policy, then the Sub-Adviser will follow the material conflict of interest procedures set forth in its Sub-Adviser Policy when voting such proxies.

If a Sub-Adviser Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the Sub-Adviser will ask the Board of Trustees of the Trust (“Board”) to provide voting instructions, the Sub-Adviser, in its discretion, shall vote the proxies as recommended by an independent third party or according to its own proxy voting policy, or the Sub-Adviser shall abstain from voting the proxies altogether.

III.          Securities Lending Program

Certain of the Funds may participate in a securities lending program through a lending agent.  When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  Where a Sub-Adviser determines, however, that a proxy vote may be material to the Fund or Trust, the Sub-Adviser should request that the Trust recall the security for the purposes of the Sub-Adviser voting the security.

IV.                                Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of each Sub-Adviser Policy.  In lieu of including a summary of policy, the Trust may include the policies in full.

V.                                    Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number.  The Trust will send the foregoing documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

VI.          Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX.  The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

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VII.        Manager, Sub-Adviser and Trust CCO Responsibilities

The Trust has delegated proxy voting authority with respect to Fund portfolio securities to the Fund’s Sub-Adviser(s), as set forth above.  Consistent with this delegation, each Sub-Adviser is responsible for the following:

1)              Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

2)              Providing the Manager, through a Primary Sub-Adviser, as applicable, with a quarterly certification indicating that the Sub-Adviser did vote proxies of the Fund in a manner consistent with the Sub-Adviser Policy.  If the Sub-Adviser voted any proxies in a manner inconsistent with the Sub-Adviser Policy, the Sub-Adviser will promptly provide the Manager with a report detailing the exceptions prior to the end of the quarter in which the exceptions occurred.

3)              Providing the Manager, through a Primary Sub-Adviser, as applicable, with a copy and description of the Sub-Adviser Policy prior to being approved by the Board as a Sub-Adviser for the Fund, accompanied by a certification that represents that the Sub-Adviser Policy has been adopted in conformity with Rule 206(4)-6 under the Advisers Act.  Thereafter, providing the Manager with notice of any amendment or revision to the Sub-Adviser Policy or with a description thereof.

4)              The Manager is required to report all material changes to a Sub-Adviser Policy quarterly to the Board.

5)              The annual written compliance report of the Trust’s Chief Compliance Officer (“CCO”) to the Board will contain a summary of the material changes to each Sub-Adviser Policy during the period covered by the report.

VIII.                     Review Responsibilities

The Trust may retain a proxy voting service (“Proxy Voting Service”) to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Manager or, where applicable, a Primary Sub-Adviser will review the Funds’ voting records maintained by the Proxy Voting Service in accordance with the following procedures:

1)              Receive a file with the proxy voting information directly from the Sub-Adviser, as applicable, on a quarterly basis.

2)              Select a sample of proxy votes from the files submitted and examine them against the Proxy Voting Service files for accuracy of the votes.

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To the extent that a Primary Sub-Adviser takes responsibility for reviewing a Fund’s voting records pursuant to this paragraph, the Primary Sub-Adviser will report the results of its review to the Manager.  The Trust will deliver instructions to shareholders on how to access proxy voting information in the Trust’s semi-annual and annual shareholder reports.

IX.          Proxy Voting Service Responsibilities

Aggregation of Votes:

The Proxy Voting Service’s proxy disclosure system will collect Fund-specific voting records, including votes cast by multiple Sub-Advisers or third party voting services.

Reporting:

The Proxy Voting Service’s proxy disclosure system will provide the following reporting features:

1)              multiple report export options;

2)              report customization by Fund, account, portfolio manager, security, etc.; and

3)              account details available for vote auditing.

X.           Form N-PX Preparation and Filing

Fund Administrator will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC.  The Proxy Voting Service will prepare the EDGAR version of Form N-PX and will submit it to Fund Administrator for review and approval prior to filing with the SEC; the Fund Administrator in turn will submit it to the Trust for review and approval prior to filing with the SEC.  Upon the approval of the Trust and Fund Administrator, the Proxy Voting Service will file Form N-PX for each twelve-month period ended June 30.  The filing for each year will be made with the SEC on or before August 31 of that year.

XI.          Recordkeeping

Records of all votes will be maintained by Proxy Voting Service.  Documentation of all votes for the Trust will be maintained by the Manager and/or the Proxy Voting Service. Such documentation will include the recommendations of the Sub-Advisers along with pertinent supporting comments and letters, the Trust Policy, any additional information gathered by the Manager, minutes from any meeting at which the Board considered a proxy voting matter, the conclusion of the Board and the Trust’s final vote.

Adopted: March 18, 2009

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Appendix B

Proxy Voting Policies and Procedures for McDonnell

Summary of Proxy Voting Policy

McDonnell Investment Management, as a matter of policy and as a fiduciary to its clients, recognizes that it is responsible for voting proxies for all client securities for which it has been granted authority in a manner that is consistent with the client’s best economic interests and without regard to any benefit to the Adviser.

McDonnell  (or “Adviser”) is primarily a fixed income manager and, accordingly, does not as a practical matter exercise discretion over proxy voting for fixed income securities as proxy solicitations do not occur. For those accounts that we manage that include securities for which proxy voting is applicable, the Adviser seeks to delegate the responsibility for proxy voting to the client and, with respect to accounts subject to ERISA, to ensure that the responsibility for proxy voting has been delegated by the client to another qualified plan fiduciary.  However, while the Adviser does not typically vote proxies for its clients, it has adopted this proxy voting policy in advance of possibly finding itself in such a position in the future.

Examples of ways that McDonnell could become responsible for voting securities include: receiving equity securities as part of a workout of an issuer whose bonds are owned by a client; inheriting legacy securities from a client; purposely buying the equity securities of a distressed bond issuer in order to salvage value for clients who hold the bonds.

As mentioned previously, McDonnell declines to take responsibility for voting client proxies except where it is specifically authorized and agrees to do so in its advisory contracts or comparable documents with clients.  For clients for whom the Adviser does not vote proxies, the relevant custodian banks or brokers are instructed to mail proxy material directly to clients.

McDonnell has adopted proxy voting guidelines that are designed to provide guidance with respect to certain types of voting proposals that may arise.  The guidelines have been developed in part on the belief that the quality of management is critical to the investment success of any portfolio company.  Hence, the Adviser tends to vote most routine matters in accordance with management recommendations, provided there is no conflict with shareholder value.  At the same time, when the Adviser believes that the position of the management of a portfolio company is not in the best interests of shareholders, it will vote against management’s recommendation.

In instances where a potential conflict of interest exists, McDonnell will provide the client with sufficient information regarding the shareholder vote and the Adviser’s potential conflict so that the client can make an informed decision regarding whether or not to consent.

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Appendix C

Description Of Securities Ratings

A.	Long-Term Ratings

1.

Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.             Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•      Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•      Nature of and provisions of the obligation;

•      Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA       An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA          An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A             An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB       An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note        Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB          An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B             An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.

Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC       An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC          An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C             A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D             An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note        Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR          This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.             Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA       Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA          Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A             High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB       Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB          Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B             Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC       Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC          Default of some kind appears probable.

C             Default is imminent.

RD          Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D             Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•   Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•   The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•   The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note        The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.            Preferred Stock Ratings

1.             Moody’s Investors Service

aaa          An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa            An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a              An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa          An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba            An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b              An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa          An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca            An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c              This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note        Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.            Short Term Ratings

1.             Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1          Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2          Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3          Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP          Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note        Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.             Standard and Poor’s

A-1         A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2         A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3         A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B             A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1         A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2         A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3         A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C             A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D             A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note        Dual Ratings.  Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.             Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1           Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2           Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3           Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B             Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C             High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D             Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note        The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix D

Financial Statements

GRAIL McDONNELL INTERMEDIATE MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2010

Investments	Principal Amount	Value
MUNICIPAL BONDS—91.8%
Alaska—8.9%
Alaska Industrial Development & Export Authority Revolving Fund Series A 5.000%, 04/01/19	$100,000	$113,891
North Slope Borough of Alaska Series A 5.000%, 06/30/17	100,000	116,108
Total Alaska		229,999
California—10.7%
California State Economic Recovery Series A 5.000%, 07/01/22	100,000	108,978
San Diego Public Facilities Financing Authority Sewer Revenue Series A 5.000%, 05/15/24	150,000	167,058
Total California		276,036
Colorado—4.2%
Denver Colorado City & County Airport Revenue System 5.000%, 11/15/23	100,000	107,250
Florida—5.4%
South Miami Health Facilities Authority Hospital Revenue Baptist Health South Florida Group 5.000%, 08/15/14	125,000	139,709
Illinois—4.0%
Illinois Finance Authority Revenue Swedish Covenant Hospital Series A 5.500%, 08/15/24	100,000	104,046
Indiana—8.5%
Indiana Health & Education Facilities Financing Authority Hospital Revenue Clarian Health Obligation Group B 5.000%, 02/15/16	100,000	107,874
IPS Multi-School Building Corp Indiana First MTG 5.250%, 01/15/17	100,000	112,348
Total Indiana		220,222

Investments	Principal Amount	Value
Massachusetts—8.5%
Commonwealth of Massachusetts Development Finance Agency Revenue College Holy Cross Series B 4.750%, 09/01/23	$100,000	$109,421
Commonwealth of Massachusetts General Obligation LN Series E 5.375%, 01/01/18	100,000	110,077
Total Massachusetts		219,498
New Jersey—4.5%
New Jersey Transportation Trust Fund Authority Transportation System Series A 5.500%, 12/15/15	100,000	116,622
New York—9.0%
New York City General Obligation Series C 5.000%, 08/01/15	100,000	115,472
New York State Thruway Authority Personal Income Tax Revenue Transportation System Series A 5.000%, 03/15/18	100,000	118,495
Total New York		233,967
North Carolina—6.7%
Charlotte, North Carolina Airport Revenue Series B 5.000%, 07/01/16	150,000	172,150
Oklahoma—4.3%
Oklahoma State Municipal Power Authority Supply Systems Revenue Series A 5.000%, 01/01/23	100,000	112,416
Pennsylvania—4.2%
Pennsylvania Higher Educational Facilities Authority Temple University First Series A 5.000%, 04/01/13	100,000	109,229
Texas—8.7%
Harris Country, Texas Series C 5.000%, 08/15/22	100,000	113,601
Lower Colorado River Authority Texas Revenue 5.000%, 05/15/22	100,000	110,129
Total Texas		223,730
Washington—4.2%
FYI Properties Washington Lease Revenue Washington State District Project 5.000%, 06/01/22	$100,000	$108,788
TOTAL MUNICIPAL BONDS (Cost $2,299,782)		2,373,662
U.S. GOVERNMENT OBLIGATION—4.2%
U.S. Treasury Note 4.000%, 11/15/12 (Cost $105,527)	100,000	107,539

	Shares
SHORT-TERM INVESTMENT—1.1%
Bank Deposit—1.1%
Bank of New York Cash Reserve 0.08%† (Cost $28,856)	28,856	28,856
Total Investments—97.1% (Cost $2,434,165)		2,510,057
Other Assets in Excess of Liabilities—2.9%		75,774
Net Assets—100.0%		$2,585,831

† Represents average annualized seven-day yield as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2

GRAIL McDONNELL CORE TAXABLE BOND ETF
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2010

Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS—42.3%
Fannie Mae—14.2%
4.500%, 02/01/22	$34,325	$36,670
3.500%, 01/25/24	93,508	98,277
5.000%, 03/01/24	19,419	20,709
6.500%, 03/01/35	6,398	7,132
4.500%, 08/01/39	175,170	184,105
4.000%, 09/01/39	24,202	24,983
Total Fannie Mae		371,876
Freddie Mac Gold—17.3%
3.500%, 09/15/24	24,888	26,157
5.500%, 05/01/35	139,078	150,130
6.500%, 08/01/38	16,528	18,215
6.000%, 10/01/38	69,165	74,996
5.000%, 02/01/40	175,226	185,967
Total Freddie Mac Gold		455,465
Ginnie Mae—10.8%
4.549%, 06/16/28	25,000	26,891
4.298%, 03/16/32	50,000	53,410
5.775%, 06/16/32	50,000	57,600
1.852%, 07/16/32	24,890	25,251
4.500%, 06/16/34	43,722	46,616
6.000%, 12/15/37	28,631	31,470
5.000%, 02/15/40	39,620	42,587
Total Ginnie Mae		283,825
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (Cost $1,081,686)		1,111,166
CORPORATE BONDS—25.4%
Basic Materials—0.5%
Dow Chemical Co. 8.550%, 05/15/19	10,000	12,864
Communications—3.2%
American Tower Corp. 5.050%, 09/01/20	10,000	10,460
AT&T, Inc. 5.800%, 02/15/19	15,000	17,927
Cisco Systems, Inc. 4.450%, 01/15/20	15,000	16,553
Comcast Corp. 5.150%, 03/01/20	10,000	11,019
Telecom Italia Capital SA 6.175%, 06/18/14	15,000	16,773
Verizon Communications, Inc. 6.350%, 04/01/19	10,000	12,291
Total Communications		85,023

3

Investments	Principal Amount	Value
Consumer, Cyclical—1.7%
AutoZone, Inc. 5.750%, 01/15/15	$15,000	$17,063
Speedway Motorsports, Inc. 8.750%, 06/01/16	25,000	27,375
Total Consumer, Cyclical		44,438
Consumer, Non-cyclical—3.2%
Abbott Laboratories 4.125%, 05/27/20	15,000	16,180
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	15,000	17,062
Boston Scientific Corp. 6.250%, 11/15/15	15,000	16,423
CIGNA Corp. 8.500%, 05/01/19	15,000	19,599
Teva Pharmaceutical Finance III LLC 3.000%, 06/15/15	15,000	15,762
Total Consumer, Non-cyclical		85,026
Energy—0.6%
Petrobras International Finance Co. 5.875%, 03/01/18	15,000	16,851
Financial—8.6%
ACE INA Holdings, Inc. 5.700%, 02/15/17	15,000	16,956
Caterpillar Financial Services Corp. 5.450%, 04/15/18	15,000	17,246
Citigroup, Inc. 6.125%, 11/21/17	20,000	22,293
Credit Suisse AG 5.400%, 01/14/20	15,000	16,277
Discover Financial Services 6.450%, 06/12/17	10,000	10,875
General Electric Capital Corp. 4.375%, 09/16/20	20,000	20,214
Goldman Sachs Group, Inc. 6.000%, 06/15/20	10,000	11,134
Jefferies Group, Inc. 6.875%, 04/15/21	10,000	10,663
JPMorgan Chase & Co. 5.150%, 10/01/15	20,000	22,109
Merrill Lynch & Co., Inc. 6.400%, 08/28/17	20,000	21,821
MetLife, Inc. 6.400%, 12/15/36	20,000	19,700
Morgan Stanley 4.750%, 04/01/14	20,000	20,897
Willis North America, Inc. 7.000%, 09/29/19	15,000	16,406
Total Financial		226,591

4

Investments	Principal Amount	Value
Industrial—3.9%
Ball Corp. 7.125%, 09/01/16	$15,000	$16,425
Burlington Northern Santa Fe LLC 5.650%, 05/01/17	15,000	17,328
CSX Corp. 7.375%, 02/01/19	15,000	18,903
Jabil Circuit, Inc. 7.750%, 07/15/16	15,000	17,363
L-3 Communications Corp. 5.875%, 01/15/15	15,000	15,375
Waste Management, Inc. 4.750%, 06/30/20	15,000	16,161
Total Industrial		101,555
Technology—0.7%
Oracle Corp. 6.500%, 04/15/38	15,000	18,122
Utilities—3.0%
Entergy Gulf States Louisiana LLC 3.950%, 10/01/20	10,000	10,009
Exelon Corp. 4.900%, 06/15/15	15,000	16,542
MidAmerican Energy Holdings Co. 5.750%, 04/01/18	14,000	16,249
Sierra Pacific Power Co. 6.000%, 05/15/16	15,000	17,590
Southern Power Co. 4.875%, 07/15/15	15,000	16,941
Total Utilities		77,331
TOTAL CORPORATE BONDS (Cost $626,916)		667,801
U.S. GOVERNMENT OBLIGATIONS—15.8%
U.S. Treasury Inflation Indexed Notes—4.9%
2.000%, 01/15/14	10,000	12,795
1.625%, 01/15/18	73,000	84,131
3.875%, 04/15/29	17,000	32,758
Total U.S. Treasury Inflation Indexed Notes		129,684
U.S. Treasury Notes—10.9%
4.625%, 02/15/17	75,000	88,324
3.125%, 05/15/19	60,000	63,638
6.250%, 08/15/23	100,000	133,703
Total U.S. Treasury Notes		285,665
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $386,288)		415,349

5

Investments	Principal Amount	Value
ASSET BACKED SECURITIES—7.8%
Carmax Auto Owner Trust 4.790%, 02/15/13	$50,000	$51,566
Honda Auto Receivables Owner Trust 1.980%, 10/24/13	25,000	25,691
Hyundai Auto Receivables Trust 2.450%, 12/15/16	25,000	26,042
Mercedes-Benz Auto Receivables Trust 2.140%, 08/15/16	25,000	25,873
Nissan Auto Receivables Owner Trust 0.870%, 07/15/14	25,000	25,102
Small Business Administration Participation Certificates 3.920%, 10/01/29	47,076	50,250
TOTAL ASSET BACKED SECURITIES (Cost $198,521)		204,524
MUNICIPAL BONDS—2.1%
Bowling Green State University Ohio General receipts 5.080%, 06/01/18	20,000	21,548
Greater Chicago Metropolitan Water Reclamation District 5.720%, 12/01/38	30,000	32,842
TOTAL MUNICIPAL BONDS (Cost $50,775)		54,390

	Shares
EXCHANGE TRADED FUNDS—3.0%
iShares iBoxx $ High Yield Corporate Bond Fund	425	38,565
SPDR Barclays Capital High Yield Bond ETF	960	39,245
TOTAL DEBT TRADED FUNDS (Cost $74,184)		77,810
SHORT-TERM INVESTMENT—1.3%
Bank Deposits—1.3%
Bank of New York Cash Reserve 0.08%† (Cost $35,586)	35,586	35,586
Total Investments—97.7% (Cost $2,453,956)		2,566,626
Other Assets in Excess of Liabilities—2.3%		59,787
Net Assets—100.0%		$2,626,413

† Represents average annualized seven-day yield as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

6

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2010

	Grail McDonnell Intermediate Municipal Bond ETF	Grail McDonnell Core Taxable Bond ETF

Investments, at cost:	$2,434,165	$2,453,956
Investments, at fair value (Note 3)	2,510,057	2,566,626
Cash	2,500	475

Capital shares sold	—	—
Due from manager	144,303	156,350
Investment in securities sold	—	—
Dividends and interest receivable	33,037	19,035
Deferred offering costs	10,078	10,067
Other Assets	3,730	3,738
Total Assets	2,703,705	2,756,291

Capital shares redeemed	—	—
Investment securities purchased	—	—
Compliance fees	18,320	18,319
Trustee fees	7,815	8,173
Advisory fees	8,247	7,794
Other accrued expenses	83,492	95,592
Total Liabilities	117,874	129,878
NET ASSETS	$2,585,831	$2,626,413

Paid-in capital	$2,480,550	$2,480,308
Undistributed (accumulated) net investment income (loss)	12,336	14,278
Undistributed (accumulated) net realized gain (loss) on investments	17,053	19,157
Net unrealized appreciation on investments	75,892	112,670
NET ASSETS	$2,585,831	$2,626,413
Shares outstanding (unlimited number of shares of beneficial interest authorized, without par value)	50,010	50,010
Net asset value, per share	$51.71	$52.52

The accompanying notes are an integral part of these financial statements.

7

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2010

	Grail McDonnell Intermediate Municipal Bond ETF**	Grail McDonnell Core Taxable Bond ETF**

Dividends and interest income*	$87,782	$102,943

Organizational and offering fees	31,253	31,218
Professional fees	45,102	47,927
Compliance fees	19,451	19,451
Administration fees	5,000	5,000
Custody fees	3,651	12,748
Exchange listing fees	5,656	5,656
Advisory fees	8,247	7,794
Trustees fees	13,119	13,113
Insurance fees	3,789	3,789
Transfer agent fees	756	756
Shareholder reporting fees	5,051	5,051
Miscellaneous fees	415	415
Pricing fees	12,435	12,435
Total Expenses	153,925	165,353
Less expense waivers/ reimbursements	(144,303)	(156,260)
Net Expenses	9,622	9,093
Net Investment Income (Loss)	78,160	93,850

Net realized gain (loss) on investments	$17,053	$19,157
Net realized gain on in-kind transactions	—	—
Total realized gain (loss)	17,053	19,157
Change in net unrealized appreciation on investments	75,892	112,670
Net realized and unrealized gain on investments	92,945	131,827
Net increase in net assets resulting from operations	$171,105	$225,677

* Net of foreign taxes withheld of:	$—	$—
** Commencement of operations was January 29, 2010.

The accompanying notes are an integral part of these financial statements.

8

STATEMENTS OF CHANGES IN NET ASSETS

	Grail McDonnell Intermediate Municipal Bond ETF	Grail McDonnell Core Taxable Bond ETF
	For the Period January 29, 2010* Through October 31, 2010	For the Period January 29, 2010* Through October 31, 2010

Net investment income (loss)	$78,160	$93,850
Net realized gain (loss) on investments	17,053	19,157
Net change in unrealized appreciation (depreciation) on investments	75,892	112,670
Net increase in net assets resulting from operations	171,105	225,677

Net investment income	(71,938)	(85,686)
Net realized gains	—	—
Total distributions	(71,938)	(85,686)

Proceeds from shares sold	7,552,749	5,008,022
Cost of shares redeemed	(5,066,085)	(2,521,600)
Net increase in net assets resulting from shareholder transactions	2,486,664	2,486,422
Increase (decrease) in net assets	2,585,831	2,626,413

Beginning of period	—	—
End of period	$2,585,831	$2,626,413
Including undistributed net investment income as follows:	$12,336	$14,278

Shares outstanding, beginning of period	—	—
Shares sold	150,010	100,010
Shares redeemed	(100,000)	(50,000)
Shares outstanding, end of period	50,010	50,010

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

9

FINANCIAL HIGHLIGHTS

	Grail McDonnell Intermediate Municipal Bond ETF	Grail McDonnell Core Taxable Bond ETF
	For the Period January 29, 2010(1) Through October 31, 2010

Net asset value, beginning of period	$50.00	$50.00
Net investment income (loss)(2)	1.09	1.39
Net realized and unrealized gain on investments	1.66	2.37
Total gain from investment operations	2.75	3.76

Net investment income	(1.04)	(1.24)
Net realized gains	—	—
Total distribution to shareholders	(1.04)	(1.24)
Net asset value, end of period	$51.71	$52.52
Total Return at NAV(3)	5.56%	7.62%
Total Return at Market(3)	5.22%	6.87%

Net assets, end of period (000’s omitted)	$2,586	$2,626

Expenses, net of expense waivers(4)	0.35%	0.35%
Expenses, prior to expense waivers(4)	5.59%	6.35%
Net investment income, net of waivers(4)	2.84%	3.60%
Portfolio turnover rate(5)	92.19%	122.64%

(1) Commencement of operations.

(2) Based on average shares outstanding.

(3) Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(4) Annualized.

(5) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

The accompanying notes are an integral part of these financial statements.

10

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2010

1. ORGANIZATION

Grail Advisors ETF Trust (the “Trust”) was organized as a Delaware statutory trust on December 7, 2007 and has authorized capital of unlimited shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), which is currently comprised of five active funds (collectively, the “Funds” or “ETFs” and each individually, a “Fund” or an “ETF”): the Grail American Beacon Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF. Operations commenced on May 1, 2009 for the Grail American Beacon Large Cap Value ETF; and October 2, 2009 for the RP Growth ETF and RP Focused Large Cap Growth ETF; and January 29, 2010 for the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF.

The Grail McDonnell Intermediate Municipal Bond ETF seeks a high level of current tax-exempt income and higher risk-adjusted returns relative to its benchmark. The ETF invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities with interest payments exempt from federal income taxes. The ETF typically invests in municipal securities and invests, under normal market conditions, primarily in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes.

The Grail McDonnell Core Taxable Bond ETF seeks a high level of current income and higher risk-adjusted returns relative to its benchmark. The ETF invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities. The ETF will invest primarily in investment-grade securities, including securities issued by the U.S. Government, its agencies and instrumentalities, municipal securities, mortgage-backed and other asset-backed securities, and corporate and bank obligations, including commercial paper, corporate notes and bonds.

2. SIGNIFICANT MATTER

At October 31, 2010, the Funds had amounts due from the Manager under its fee waiver and expense reimbursement agreements with the Funds in the amounts set forth on the Statements of Assets and Liabilities. The Manager’s fee waiver and expense reimbursement agreements are discussed in note 4. Subsequent to October 31, 2010, a portion of the amounts due from the Manager have been received by the Funds, and the remaining portions have been sent to the Funds.

In addition, the Manager has entered into a letter of intent concerning a transaction involving its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements. A sale of the Manager’s interests, if consummated, may result in the assignment of its existing advisory agreements with the Funds, requiring shareholder approval in order for the Manager to continue as a Fund’s investment adviser. A sale of the Manager’s interests, if consummated, may, depending upon a buyer’s future plans result in the liquidation of certain Funds. If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the Funds may be liquidated. The Board of Trustees of the Trust has the authority to approve the liquidation of each Fund, without shareholder approval. These conditions raise substantial doubt about the Funds’ ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

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3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Funds:

Investment Valuation

Security holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith and in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). The Net Asset Value (“NAV”) per share of each Fund is computed by dividing the value of the net assets of each Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent. The Bank of New York Mellon Corp. calculates each Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of the securities.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Distributions to Shareholders

Each Fund pays out dividends from its net investment income to shareholders annually. Each Fund distributes its net taxable capital gains, if any, annually. Each Fund typically earns income dividends from stocks. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term taxable capital gains are distributed to shareholders as “capital gains distributions.”

Indemnification

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument

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provides for indemnification out of a Fund’s property for all loss and expense of a Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations.

4. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

Grail Advisors, LLC (the “Manager”) has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Board. For the services it provides to the Funds, the Manager receives a management fee based on a percentage of average daily net assets of each Fund. Out of the management fee, the Manager pays all fees and expenses of the Sub-Advisers. Each Fund is responsible for the payment of all other expenses associated with the operations, including, but not limited to: brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Trustees, fees and expenses associated with the Funds’ compliance program, litigation expenses, fees and expenses of the Funds’ independent auditors, registration fees, expenses associated with compliance by the Funds with regulatory requirements, including those relating to the development and distribution of their prospectus and shareholder reports, and extraordinary expenses.

For services provided, the Funds pay the Manager an annualized fee of 0.30% for the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF, based upon each Fund’s average daily net assets.

The Trust and the Manager have entered into a written fee waiver and expense reimbursement agreement pursuant to which Manager has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the net annual fund operating expenses for the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF from exceeding 0.35% (“Expense Cap”), based upon each Fund’s average daily net assets. This agreement will remain in effect and will be contractually binding through at least January 31, 2011. McDonnell Investment Management, LLC (“McDonnell”), the sub-adviser for the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF, has agreed with the Manager to waive a portion of its fees and/or reimburse expenses to support the Manager’s obligations under the Expense Cap.

The Manager may recoup fees waived or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

For the year ended October 31, 2010, the Manager waived the following fees and/or reimbursed the following expenses, the recovery of which will expire in:

Fiscal Year
Fund	2013
Grail McDonnell Intermediate Municipal Bond ETF	134,368
Grail McDonnell Core Taxable Bond ETF	146,360

McDonnell acts as sub-adviser of the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF. Pursuant to Sub-Advisory Agreements between the Manager and McDonnell, McDonnell is responsible for the day-to-day management of these Funds, subject to the supervision of the Manager and the Board. In this regard, McDonnell is responsible for implementing the investment strategy for each Fund with regard to its underlying index and for general administration, compliance and management services as may be agreed between the Manager and McDonnell from time to time. McDonnell may waive all or a portion of its respective fees.

The Bank of New York Mellon Corp. serves as the Administrator, Custodian, Fund Accounting and Transfer Agent for each Fund.

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5. CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Funds are issued and redeemed in kind or for cash and/or investment securities. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.

Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and, for some funds, a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction for the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF.

6. FAIR VALUE MEASUREMENT

Fair Value Measurement establishes an authoritative framework for the measurement of fair value, and enhances disclosures about fair value measurements. The Funds utilized various inputs in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels as follows:

Level 1—Quoted prices in active markets for identical securities

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments at October 31, 2010:

	Grail McDonnell Intermediate Municipal Bond ETF			Grail McDonnell Core Taxable Bond ETF
Valuation Inputs	Investments in Securities (Level 1)	Investments in Securities (Level 2)	Total	Investments in Securities (Level 1)	Investments in Securities (Level 2)	Total
U.S. Government Agency Mortgage-Backed Obligations	$—	$—	$—	$—	$1,111,166	$1,111,166
Corporate Bonds*	—	—	—	—	667,801	667,801
U.S. Government Obligations	—	107,539	107,539	—	415,349	415,349
Asset-Backed Securities	—	—	—	—	204,524	204,524
Exchange Traded Funds	—	—	—	77,810	—	77,810
Municipal Bonds**	—	2,373,662	2,373,662	—	54,390	54,390
Bank Deposits	28,856	—	28,856	35,586	—	35,586
Total	$28,856	$2,481,201	$2,510,057	$113,396	$2,453,230	$2,566,626

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* Please refer to the schedule of investments to view securities segregated by industry type.

** Please refer to the schedule of investments to view securities segregated by state.

The Funds did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and 2 securities during the period.

7. INVESTMENT TRANSACTIONS

For the period ended October 31, 2010, the aggregate purchases and sales of investments (excluding short-term investments, swaps, and futures contracts) were:

Fund	Purchases	Sales
Grail McDonnell Intermediate Municipal Bond ETF	5,607,709	3,188,348
Grail McDonnell Core Taxable Bond ETF	6,695,827	4,284,161

8. FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to shareholders.

At October 31, 2010, the cost of investments and aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

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Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Grail McDonnell Intermediate Municipal Bond ETF	2,434,165	76,954	(1,062)	75,892
Grail McDonnell Core Taxable Bond ETF	2,453,956	112,955	(285)	112,670

Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

Management has analyzed all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended October 31, 2010, the Funds did not have a liability for any unrecognized tax benefits.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales. At October 31, 2010, the components of accumulated earnings/loss on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other (Losses)	Net Unrealized Appreciation	Total Accumulated Earnings
Grail McDonnell Intermediate Municipal Bond ETF	29,389	—	75,892	105,281
Grail McDonnell Core Taxable Bond ETF	33,435	—	112,670	146,105

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For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind. Results of operations and net assets were not affected by these reclassifications. At October 31, 2010, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Grail McDonnell Intermediate Municipal Bond ETF	6,114	—	(6,114)
Grail McDonnell Core Taxable Bond ETF	6,114	—	(6,114)

9. RISK

Foreign Investing Risk—Foreign investing, including investments in ADRs, carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) social, political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) less availability of information for an investment sub-adviser to determine a company’s financial condition.

Recent Market Events Risk—Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on an ETF.

10. SUBSEQUENT EVENTS

On December 23, 2010, the Funds declared income and capital gain dividends distributions with an ex-date of December 27, 2010 and payable date of December 31, 2010. The income distribution and short-term capital gain per share amounts for each Fund were as follows:

Fund	Income Distribution Per Share	Short-Term Capital Gain Per Share
Grail McDonnell Intermediate Municipal Bond ETF	0.06999	0.34099
Grail McDonnell Core Taxable Bond ETF	0.29994	0.38306

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no other material events that would require disclosure.

11.  EVENTS SUBSEQUENT TO PREPARATION OF ANNUAL REPORT

The following updates information contained in note 2: Significant Matter.  The Manager has received bids to purchase its ownership interests and has been involved in ongoing discussions with different parties concerning a sale or other transaction resulting in a change of control of the Manager in order to enable it to continue its operations, including paying its current and future

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obligations under its fee waiver and expense reimbursements agreements.  A sale of the Manager’s interests, if consummated, or other change of control may result in the assignment of its existing advisory agreements with the ETFs, requiring shareholder approval in order for the Manager to continue as the ETF’s investment adviser or, depending upon a buyer’s future plans, result in the liquidation of certain ETFs.  If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the ETFs may be liquidated.  The Board of Trustees of the Trust has the authority to approve the liquidation of each ETF without shareholder approval.  These conditions raise substantial doubt about the ETFs’ ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In addition, the Manager has entered into new expense limitation agreements for the ETFs at the same levels as indicated in note 4, but which will now remain in effect through March 1, 2012.

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Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Grail Advisors ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF (collectively, the Funds), two of the five Funds constituting the Grail Advisors ETF Trust, as of October 31, 2010, and the related statements of operations  and statements of changes in net assets and the financial highlights for the period January 29, 2010 (inception) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the Grail Advisors ETF Trust as of October 31, 2010, and the results of their operations, the changes in their net assets and the financial highlights for the period January 29, 2010 (inception) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Funds will continue as a going concern. As discussed in Note 2 to the financial statements, Grail Advisors LLC, the Funds’ investment manager (“Manager”), has entered into a letter of intent concerning a transaction to sell its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements. A sale of the Manager’s ownership interests, if consummated, may, depending upon a buyer’s future plans, result in the liquidation of certain Funds. If the Manager is unsuccessful in its efforts to consummate a transaction involving its ownership interests or to recapitalize, all of the Funds may be liquidated. These conditions raise substantial doubt about the Funds’ ability to continue as a going concern. Management’s plans in regard to these conditions are discussed in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG LLP

Philadelphia, Pennsylvania

December 30, 2010, except with respect to the matter discussed in Note 11, as to which the date is February 28, 2011

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STATEMENT OF ADDITIONAL INFORMATION

GRAIL ADVISORS ETF TRUST

GRAIL AMERICAN BEACON LARGE CAP VALUE ETF (GVT)

ONE FERRY BUILDING, SUITE 255, SAN FRANCISCO, CA 94111

PHONE: 1-415-677-5870

February 28, 2011

Shares of the Grail American Beacon Large Cap Value ETF (“Large Cap Value ETF” or the “ETF”) are listed and traded on NYSE Arca, Inc.

This SAI describes a certain series of the Grail Advisors ETF Trust, which was formed on December 7, 2007.  The Trust is an open-end registered management investment company under the Investment Company Act, and is currently comprised of five ETFs:  Grail American Beacon Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF.  The Large Cap Value ETF is described in this SAI; the other ETFs are described in separate statements of additional information.

The ETF is an actively managed exchange-traded fund.  Grail Advisors, LLC serves as the Manager to the ETF.  The Large Cap Value ETF is primarily sub-advised by American Beacon Advisors, Inc.  The Manager in consultation with ABA allocates day-to-day portfolio management for the ETF among one or more investment sub-advisers, as discussed in the ETF’s prospectus, consistent with the Manager’s intention to operate the ETF as a multi-manager ETF.  ALPS Distributors, Inc. serves as the Distributor for the ETF.

Shares of the ETF are neither guaranteed nor insured by the U.S. Government.

This SAI, dated February 28, 2011 is not a prospectus.  It should be read in conjunction with the ETF’s Prospectus, dated February 28, 2011, which incorporates this SAI by reference.  Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling 1-415-677-5870 or visiting www.grailadvisors.com.  An annual report for the ETF for the fiscal year ended October 31, 2010 is available in the same manner.

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No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.  The SAI does not constitute an offer to sell securities.

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GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“ABA” means American Beacon Advisors, Inc., the primary sub-adviser for the ETF.

“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the ETF’s Creation Units.

“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption), (other than the Transaction Fee) is identical to the NAV of the Creation Unit being purchased.

“Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“Cash Component” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with creations.

“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 50,000 Shares that the ETF issues and redeems on a continuous basis at NAV.  Shares will not be issued or redeemed except in Creation Units.

“Distributor” means ALPS Distributors, Inc.

“DTC” means the Depository Trust Company.

“ETF” means the series of the Trust discussed in this SAI: Large Cap Value ETF.

“Exchange” means the NYSE Arca, Inc.

“FINRA” means the Financial Industry Regulatory Authority.

“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from the ETF.

“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.

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“IIV” means an approximate per-Share value of the ETF’s portfolio, disseminated every fifteen seconds throughout the trading day by the Exchange or other information providers, known as the Intraday Indicative Value.

“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of the ETF.  The In-Kind Creation Basket will identify the name and number of shares of each security to be contributed, in kind, to the ETF for a Creation Unit.

“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Large Cap Value ETF” means Grail American Beacon Large Cap Value ETF.

“Manager” means Grail Advisors, LLC.

“NAV” means the net asset value of the ETF.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the ETF’s prospectus, dated February 28, 2011, as amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, as amended and supplemented from time to time.

“SEC” means the United States Securities and Exchange Commission.

“Shares” means the shares of the ETF.

“Transaction Fees” are fees imposed to compensate the Trust.  For the Large Cap Value ETF, they will generally be $1,000.  A charge of up to four times this fixed Transaction Fee may be imposed for, among other things, creations done wholly or partly in cash.

“Trust” means the Grail Advisors ETF Trust, a Delaware statutory trust.

TRUST AND ETFS OVERVIEW

The Trust is a Delaware statutory trust formed on December 7, 2007 and an open-end registered management investment company comprised of five ETFs:  Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF.  RP Growth ETF and RP Focused Large Cap Growth ETF are discussed in a separate prospectus and SAI, each dated February 28, 2011.  Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF are discussed in a separate prospectus and statement of additional information, each dated February 28, 2011.  As of the date of this statement of additional information the Trust has formed additional senes, but they have not been opened for investment. Each of the ETFs, with the exception of RP Focused Large Cap Growth ETF, is a diversified, actively managed exchange-traded fund.  RP Focused Large Cap Growth ETF is a non-diversified, actively-managed exchange-traded fund.  Other ETFs may be added to the Trust in the future.  The offering of the Shares is registered under the 1933 Act.

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The ETF offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities, together with the deposit of a specified cash payment, or for an all cash payment.  Shares of the ETF are listed and traded on the Exchange.  Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities.  Rather, the ETF issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 50,000 Shares.  In the event of the liquidation of the ETF, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed.  Such fees are limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities.  Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from the ETF and Transaction Fees — is not relevant to most retail investors.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit.  Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Unlike index-based ETFs, the ETF is “actively managed” and does not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

Shares of the ETF are listed and traded on the Exchange.  Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or IIV, including because such prices may be affected by market forces (such as supply and demand for Shares).  As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges.  Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the ETF will continue to be met.  The Exchange may, but is not required to, remove the Shares of the ETF from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the ETF, there are fewer than 50 beneficial owners of the Shares of the ETF for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  The Exchange will remove the Shares of the ETF from listing and trading upon termination of the ETF.

The ETF is not sponsored, endorsed, sold or promoted by the Exchange.  The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the ETF to achieve its objectives.  The Exchange has no obligation or liability in connection with the administration, marketing or trading of the ETF.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the ETF’s portfolio securities.  Under the policy, portfolio holdings of the ETF, which will form the basis for the calculation

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of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting and news services, including the website www.grailadvisors.com.  In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.

INTRADAY INDICATIVE VALUE

The IIV is an approximate per-Share value of the ETF’s portfolio holdings, which is disseminated every fifteen seconds throughout the trading day by the Exchange, or by other information providers.  The IIV is based on the current market value of the ETF’s Fund Deposit.  The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the ETF at a particular point in time.  The IIV should not be viewed as a “real-time” update of the NAV of the ETF because the approximate value may not be calculated in the same manner as the NAV.  The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations.  The ETF is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to the accuracy of the IIV.

INVESTMENT POLICIES AND RESTRICTIONS

Pursuant to the investment policies enumerated in this section, which may be changed with respect to the ETF only by a vote of the holders of a majority of the ETF’s outstanding voting securities, the ETF may:

1.  Purchase or sell real estate limited partnership interests, provided, however, that the ETF may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2.  Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the ETF from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3.  Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the ETF may be deemed an underwriter under federal securities law.

4.  Lend any security or make any other loan except: (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of debt securities in accordance with the ETF’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5.  Issue any senior security except as otherwise permitted: (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6.  Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including: (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral.  For purposes of this investment limitation, the purchase or sale of options,

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futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7.  Regarding diversification, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the ETF’s total assets.

8.  Regarding concentration, invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry or group of industries provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

The following non-fundamental investment restrictions apply to the ETF and may be changed with respect to the ETF by a vote of a majority of the Board.

The ETF may:

1.  Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2.  Purchase securities on margin or effect short sales, except that the ETF may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the ETF’s investments will not constitute a violation of such limitation.  Thus, the ETF may continue to hold a security even though it causes the ETF to exceed a percentage limitation because of fluctuation in the value of the ETF’s assets, except that any borrowing by the ETF that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder.  For purposes of determining concentration in the securities of companies primarily engaged in any one industry or group of industries, the ETF intends to use the classifications provided by the Global Industry Classification Standard.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

The investment objective and principal strategies of, and risks of investing in, the ETF are described in the Prospectus.  Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of the ETF may be changed without shareholder approval.

In addition to the investment strategies described in the Prospectus, the ETF may invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankee dollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities.  Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations (“Rating Organizations”) rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or

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Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security or unrated, if deemed to be of comparable quality by ABA or the applicable investment sub-adviser and traded publicly on the world market.  Obligations rated in the fourth highest rating category are limited to 25% of the ETF’s debt allocations.  The ETF, at the discretion of ABA or the applicable investment sub-adviser, may retain a debt security that has been downgraded below the initial investment criteria.

The ETF may also engage in the following investment strategies or techniques (except where indicated otherwise).

Securities Lending

The ETF may make secured loans of its portfolio securities, however, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the ETF exceeds 33 1/3% of its total assets (including the market value of collateral received).  For purposes of complying with the ETF’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the ETF to the extent required by law.  The ETF continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

To the extent the ETF engages in securities lending, securities loans will be made to broker-dealers that ABA believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities.  As with other extensions of credit, the ETF bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially.  The ETF also bears the risk that the value of investments made with collateral may decline.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower.  The ETF has the right to call loans at any time on reasonable notice.  However, the ETF bears the risk of delay in the return of the security, impairing the ETF’s ability to vote on such matters.  ABA will retain lending agents on behalf of the ETF that are compensated based on a percentage of the ETF’s return on its securities lending.  The ETF may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Dollar Rolls and When Issued or Forward Commitment Securities

The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield.  The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase.  During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser.  Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.  A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction.  Dollar rolls are a type of forward commitment transaction.  Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to

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two months after the date of the transaction.  As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices.  Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.  When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

Depository Receipts

The ETF may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, “Depository Receipts”).  Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution.  Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded.  Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets.  GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer.  Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer.  Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities.  The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines.  Convertible securities are generally regarded as a form of equity security.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer.  Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Warrants and Rights

The ETF may purchase or otherwise receive warrants or rights.  Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price.  The ETF typically uses warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below.  Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options.  Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options.  Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency.  In addition, the terms of warrants or rights may limit the ETF’s ability to exercise the warrants or rights at such time, or in such quantities, as the ETF would otherwise wish.

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Options and Futures

Although not currently anticipated, the ETF may use options and futures for various purposes, including for hedging and investment purposes.  The use of options contracts, futures contracts, and options on futures contracts involves risk.  Thus, while the ETF may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the ETF’s performance.

The ETFs’ ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Code.

Options on Securities and Indices.

The ETF may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchanged-traded contracts.  An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price.  Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices.  Among other reasons, the ETF may purchase a put option to hedge against a decline in the value of a portfolio security.  If such a decline occurs, the put option will permit the ETF to sell the security at the higher exercise price or to close out the option at a profit.  By using put options in this manner, the ETF will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs.  In order for a put option purchased by the ETF to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the ETF and transaction costs.

Among other reasons, the ETF may purchase call options to hedge against an increase in the price of securities the ETF anticipates purchasing in the future.  If such a price increase occurs, a call option will permit the ETF to purchase the securities at the exercise price or to close out the option at a profit.  The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the ETF realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the ETF.  Thus, for a call option purchased by the ETF to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the ETF to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices.  Because the ETF receives a premium for writing a put or call option, the ETF may seek to increase its return by writing call or put options on securities or indices.  The premium the ETF receives for writing an option will increase the ETF’s return in the event the option expires unexercised or is closed out at a profit.  The size of the premium the ETF receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

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The ETF may write a call option on a security or other instrument held by the ETF.  In such case the ETF limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option.  Alternatively, the ETF may write a call option on securities in which it may invest but that are not currently held by the ETF.  During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the ETF’s income with minimal capital risk.  However, when securities prices increase, an ETF is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the ETF will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received.  Calls written on securities that the ETF does not own are riskier than calls written on securities owned by the ETF because there is no underlying security held by the ETF that can act as a partial hedge.  When such a call is exercised, the ETF must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option.  Calls written on securities that an ETF does not own have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

The ETF also may write a put option on a security.  In so doing, the ETF assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options.  The ETF may also invest in over-the-counter (“OTC”) options.  OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions.  The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option.  If an option is American style, it may be exercised on any day up to its expiration date.  In contrast, a European style option may be exercised only on its expiration date.  In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction.  In the case of exchange-traded options, the ETF, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased.  The ETF realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs).  Similarly, the ETF that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written.  The ETF realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.  If the ETF desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security.  There can be no assurance, however, that a closing purchase or sale can be effected when the ETF desires to do so.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that the ETF will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions.  There are various risks associated with transactions in exchange-traded and OTC options.  The value of options written by the ETF, which will be priced daily, will be

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affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration.  The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.  In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option.  This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The ETF’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments.  In addition, there can be no assurance that a liquid market will exist when the ETF seeks to close out an option position.  If the ETF were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If the ETF were unable to close out a call option that it had written on a portfolio security owned by the ETF, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a call option on a portfolio security, during the option’s life, the ETF foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline.  Similarly, as the writer of a call option on a securities index, the ETF foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the ETF’s portfolio securities decline.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series.  If a liquid secondary market for an exchange-traded option does not exist, the ETF might not be able to effect an offsetting closing transaction for a particular option as described above.  Reasons for the absence of a liquid secondary market on a national securities exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by a national securities exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on a national securities exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on a national securities exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms).  In addition, the hours of trading for options on a national securities exchange may not conform to the hours during which the securities held by the ETF are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

National securities exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write.  The ETF, the Manager, ABA, an investment sub-adviser and other clients of the investment sub-adviser may constitute such a group.  These limits restrict the ETF’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.  See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” for a discussion of counterparty risk and other risks associated with investing in OTC options below.

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The ETF’s ability to engage in options transactions may be limited by tax considerations.

Futures.  To the extent consistent with applicable law, the ETF may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices.  Futures contracts on securities indices are referred to herein as “Index Futures.”

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset).  For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time.  Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time.  In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date.  That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.  Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.  In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received.  Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker.  This amount is known as initial margin.  The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges).  Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  For futures contracts which are cash settled, the ETF may designate or segregate liquid assets in an amount equal to the ETF’s daily marked-to-market value of such contract.  Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain.  In addition, a commission is paid to the broker on each completed purchase and sale.  Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month).  If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.  Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.  Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract.  If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss.  Any transaction costs must also be included in these calculations.  In the U.S., futures contracts are traded only on commodity exchanges or boards of trade — known as “contract markets” — approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

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Index Futures.  The ETF’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.  The ETF may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day.  In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day).  Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures.  The ETF may engage in transactions involving the use of futures on interest rates.  These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Options on Futures Contracts.  Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option).  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract.  Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

The ETF may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts.  For example, to hedge against a possible decrease in the value of its portfolio securities, the ETF may purchase put options or write call options on futures contracts rather than selling futures contracts.  Similarly, the ETF may hedge against a possible increase in the price of securities the ETF expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts.  Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

The ETF is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the ETF.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the ETF’s profit or loss on the transaction.

Risk Factors in Futures and Futures Options Transactions.  Investment in futures contracts involves risk.  A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract.  If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk.  Correlation is higher when the investment being hedged underlies the futures contract.  Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency.  In the event of an imperfect correlation between a futures position and

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the portfolio position (or anticipated position) intended to be protected, the ETF may realize a loss on the futures contract and/or on the portfolio position intended to be protected.  The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.  To compensate for imperfect correlations, the ETF may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts.  Conversely, the ETF may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

In the case of Index Futures and commodity futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations.  Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions.  Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates.  As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

The ETF also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the ETF anticipates purchasing is denominated.  In such instances, the currency may instead decline.  If the ETF does not then invest in those securities, the ETF may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The ETF’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments.  Trading interest in various types of futures and options on futures cannot be predicted.  Therefore, no assurance can be given that the ETF will be able to utilize these instruments effectively.  In addition, there can be no assurance that a liquid market will exist at a time when the ETF seeks to close out a futures or option on a futures contract position, and the ETF would remain obligated to meet margin requirements until the position is closed.  The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions.  In the past, prices have exceeded the daily limit on several consecutive trading days.  Short positions in Index Futures or commodity futures on commodities indices may be closed out only by purchasing a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the investment sub-adviser to forecast correctly the direction and extent of movements in exchange rates, interest rates, and securities or commodity prices within a given time frame.  For example, to the extent the ETF invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by the ETF, the ETF would realize a loss on the futures contract that is not offset by an increase in the value of its portfolio securities.  As a result, the ETF’s total return would be less than if it had not used the futures.

As discussed above, the ETF that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market.  Because the purchase of a futures contract obligates the ETF to purchase the underlying security or other

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instrument at a set price on a future date, the ETF’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the ETF’s portfolio.  Futures transactions have the effect of investment leverage to the extent the ETF does not maintain liquid assets equal to the face amount of the contract.  If the ETF combines short and long positions, in addition to possible declines in the values of its investment securities, the ETF will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.  The ETF’s ability to engage in futures and options on futures transactions also may be limited by tax considerations.

Additional Risks Associated with Commodity Futures Transactions.  Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs.  The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity.  To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk.  In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery.  To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price.  Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price.  As a result, when an investment sub-adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges.  Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the U.S. (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges.  For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The lack of a common clearing facility creates counterparty risk.  If a counterparty defaults, the ETF normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies.  When seeking to enforce a contractual remedy, the ETF also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently.  If a dispute occurs, the cost and unpredictability of the legal proceedings required for the ETF to enforce its contractual rights may lead the ETF to decide not to pursue its claims against the counterparty.  The ETF thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the ETF has incurred the costs of litigation.  In addition, unless the ETF hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the ETF might realize in trading could be offset (or worse) by adverse changes in the exchange rate. ).

Swap Contracts and Other Two-Party Contracts

The ETF may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts.  The ETF may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, interest rate swaps, currency swaps, credit default swaps, commodity

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swaps, inflation swaps, and other types of available swap agreements, depending on the ETF’s investment objective and policies.  Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years.  Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount.  On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors.  Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the ETF’s exposure to the underlying instrument, rate, asset or index.  Swaps can take many different forms and are known by a variety of names.  The ETF is not limited to any particular form or variety of swap agreement if the investment sub-adviser determines it is consistent with the ETF’s investment objective and policies.

For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).  The ETF may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive.  To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the ETF will receive a payment from or make a payment to the counterparty, respectively.  In addition, the ETF may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the ETF.  In such an instance, the ETF may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount.  If interest rates rise, resulting in a diminution in the value of the ETF’s portfolio, the ETF would receive payments under the swap that would offset, in whole or in part, such diminution in value.  The ETF may also enter into swaps to modify its exposure to particular currencies using currency swaps.  For instance, the ETF may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

The ETF may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount.  The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR.  Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.  See “Indexed Securities — Inflation Indexed Bonds” below.

In addition, the ETF may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers.  In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations.  For example, in purchasing a credit default swap, the ETF may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value.  The ETF, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless.  It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the ETF in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below).  In addition, as a purchaser in a credit default swap, the ETF’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

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The ETF also may use credit default swaps for investment purposes by selling a credit default swap, in which case the ETF will receive a premium from its counterparty in return for the ETF’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events).  As the seller in a credit default swap, the ETF effectively adds economic leverage to its portfolio because, in addition to its total net assets, the ETF is subject to investment exposure on the notional amount of the swap.  If no event of default (or similar event) occurs, the ETF would keep the premium received from the counterparty and would have no payment obligations.

Contracts for Differences.  Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities.  Often, one or both baskets will be an established securities index.  The ETF’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket.  The ETF also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts.  The ETF will only enter into contracts for differences (and analogous futures positions) when an investment sub-adviser believes that the basket of securities constituting the long position will outperform the basket constituting the short position.  If the short basket outperforms the long basket, the ETF will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.

Interest Rate Caps, Floors, and Collars.  The ETF may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks.  See “Options and Futures — Risk Factors in Options Transactions” and “— Risk Factors in Futures and Futures Options Transactions” above.  Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount.  The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate.  The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate.  The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions.  An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium.  A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond).  A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond).  Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts.  The most significant factor in the performance of swaps, contracts for differences, caps, floors, and collars is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement.  If an investment sub-adviser is incorrect in its forecasts of such factors, the investment performance of the ETF would be less than what it would have been if these investment techniques had not been used.  If a swap or other two-party contract calls for payments by the ETF, the ETF must be prepared to make such payments when due.

In addition, the ETF may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, the ETF will have contractual remedies, but there can be no

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assurance that the counterparty will be able to meet its contractual obligations or that the ETF will succeed in enforcing its rights.  For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the ETF is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the ETF when the ETF seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for the ETF to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  The ETF, therefore, assumes the risk that it may be unable to obtain payments owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the ETF has incurred the costs of litigation.

The investment sub-adviser monitors the creditworthiness of OTC derivatives counterparties.  Typically, the ETF will enter into these transactions only with counterparties that, at the time they enter into a transaction, have long-term debt ratings of A or higher by S&P or Moody’s (or, if unrated, have comparable credit ratings as determined by the investment sub-adviser).  Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s.  The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments.  The ETF has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under that Act.

Repurchase Agreements

The ETF may enter into repurchase agreements with banks and broker-dealers.  A repurchase agreement is an agreement under which securities are acquired by the ETF from a securities dealer or bank subject to resale at an agreed upon price on a later date.  The acquiring ETF bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the ETF is delayed or prevented from exercising its rights to dispose of the collateral securities.  Such a default may subject the ETF to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the ETF seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.  However, ABA or the investment sub-advisers, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity.  Fixed rate securities pay a specified rate of interest or dividends.  Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate.  Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.”  Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity).

Holders of fixed income securities are exposed to both market and credit risk.  Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates.  In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise.

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Credit risk relates to the ability of an issuer to make payments of principal and interest.  Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors.  Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of the ETF, if it invests in fixed income securities, cannot be predicted with certainty.  The future income of the ETF, if it invests in indexed securities, also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

Cash and Other High Quality Investments

The ETF may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the ETF’s investments.  These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities.  Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies.  Different kinds of U.S. government securities and foreign government securities have different kinds of government support.  For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S.  Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)).  Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not.  Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the ETF to enforce its rights against the foreign government.  As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. and foreign governments to tighten the availability of credit.  On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations.  FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized.  It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities.  Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate.  For

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example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates.  Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, the ETF may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities.  Certificates of accrual and similar instruments may be more volatile than other government securities.

Real Estate Investment Trusts and other Real Estate-Related Investments

The ETF may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry.  In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings.  Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate.  Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes.  The value of real estate also may be affected by changes in interest rates and social and economic trends.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies.  The ETF may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.  In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry.  REITs are also subject to the risk of poor performance by the REIT’s manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exempt status under the Investment Company Act.  See “Taxation” below for a discussion of some special tax considerations relating to an ETF’s investment in U.S. REITs.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

The ETF may invest up to 15% of its net assets in illiquid securities.  For this purpose, “illiquid securities” are securities that the ETF may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the ETF has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

An investment sub-adviser also may deem certain securities to be illiquid as a result of the investment sub-adviser’s receipt from time to time of material, non-public information about an issuer, which may limit the investment sub-adviser’s ability to trade such securities for the account of any of its clients, including the ETF.  In some instances, these trading restrictions could continue in effect for a substantial period of time.

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As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the ETF will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.

Private Placements and Restricted Investments.  Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale.  Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, the ETF could have difficulty selling them when an investment sub-adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held.  Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.”  Securities purchased in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act, are restricted securities.  Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A).  Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.  The ETF may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.  The ETF may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act when selling its securities in a registered offering.  In such event, the ETF may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the ETF may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the ETF’s net asset value.  The judgment of the investment sub-adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Investments in Other Investment Companies or Other Pooled Investments

The ETF may invest in the securities of other investment companies to the extent permitted by law.  Subject to applicable regulatory requirements, the ETF may invest in shares of both open- and closed-end investment companies (including money market funds and ETFs).  The market price for ETF and closed-end fund shares may be higher or lower than, respectively, the ETF’s and closed-end fund’s NAV.  Investing in another investment company exposes the ETF to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.  In addition, if the ETF invests in a money market fund managed by ABA, ABA will receive fees from both the ETF and that money market fund.  The ETF also may invest in private investment funds, vehicles, or structures.

Portfolio Turnover

The ETF’s portfolio turnover rates for the 2010 fiscal year and the 2009 fiscal period are set forth in the financial highlights section of the Prospectus. Higher portfolio turnover may result in the ETF incurring higher transaction costs and realizing gains that may be distributed to its shareholders, resulting in higher taxes for them.

MANAGEMENT

Board of Trustees and Officers

As a Delaware trust, the business and affairs of the Trust are managed by its officers under the oversight of its Board.  The Board currently consists of three Trustees.

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One of the Trustees is an officer and employee of the Manager.  This Trustee is an “interested person” (as defined in Section 2(a) (19) of the Investment Company Act) of the Trust (an “Interested Trustee”).  The other Trustees are not interested persons of the Trust (the “Independent Trustees”).  Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust’s “fund complex” currently consists of the five ETFs.  Each Trustee or officer may be contacted by writing to the Trustee or officer c/o Grail Advisors, LLC, One Ferry Building, Suite 255, San Francisco, California 94111.  The name, age, address and principal occupation of, and public directorships held by, each Trustee during the past five years is set forth below.

Name, Address, Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Charles H. Salisbury, Jr. Age: 69	Trustee	Since 2009	Private investor.	5

Hobart & William Smith Colleges, Investment Committee Chair (since 2006); Trustee, Johns Hopkins Hospital (since 2000); Trustee, Guadalupe Center of Immokalee (since 2007); Director, CeraTech, Inc. (since 2003).

Dennis G. Schmal Age: 63	Trustee	Since 2009	Self-employed consultant (since 2003).	5

Trustee, AssetMark Funds (since 2007); Director/ Chairman, Pacific Metrics Corp. (educational services) (since 2005); Director, Varian Semiconductor Equipment Associates, Inc. (since 2004); Director, MCF Corp. (financial services) (since 2003); Trustee, Wells Fargo Multi-Strategy 100 Hedge Fund (since 2008).

INTERESTED TRUSTEES
William M. Thomas	Chief Executive	Since 2008	Chief Executive Officer, Grail Advisors, LLC (since	5	None

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Age: 48	Officer		2008); Senior Vice President, Charles Schwab (2000-2008).
OFFICERS
Chester G. Chappell Age: 46	Secretary	Since 2008

Chief Operating Officer, Grail Advisors (since December 2009); Head of Distribution, Grail Advisors, LLC (May 2008 — November 2009); Vice President, National Sales Manager, Charles Schwab (2003-2008); Director, Asset Management Strategic Alliances, Charles Schwab (2000-2003).

				N/A	N/A
Bryan M. Hiser Age: 37	Chief Financial Officer	Since 2008	Director of Investment Research, Grail Advisors, LLC (since 2008); Assistant Vice President Fund Administration, Citi Fund Services (2007-2008); Financial Analyst, Harbor Capital Advisors (1999-2007).	N/A	N/A

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Charles H. Salisbury, Jr.:  Mr. Salisbury has extensive experience in the investment management industry, including as a portfolio manager at a prominent investment manager, as well as service on multiple non-profit boards of directors.

Dennis G. Schmal:  Mr. Schmal has extensive experience in the investment management industry, including as a member of senior management of the investment company audit practice at a large public accounting firm, as well as service on multiple boards of directors overseeing public companies, registered investment companies and private funds.

William M. Thomas:  Mr. Thomas has extensive experience in the investment management industry, including as a member of senior (sales) management of a large on-line broker.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board.  To make this determination the Board considered a variety of criteria, none of which in isolation was controlling.  Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.  The Board also took into account the actual service and commitment of each Trustee during his tenure on the Board.

Board Structure

Mr. Thomas is considered to be an Interested Trustee and serves as Chairman of the Board.  The Chairman’s responsibilities include:  setting an agenda for each meeting of the Board; presiding at all meetings of the Board and all meetings of the Independent Trustees; and serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

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The Board believes that having an interested Chairman, who is familiar with the Manager and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority.  The Board does not believe that an independent Chairman would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently.  Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.  In addition, the Independent Trustees have appointed a lead Independent Trustee, Mr. Schmal, to receive information from (and convey information to) management on behalf of the Independent Trustees and, when receiving information from management, disseminate it to the broader group of Independent Trustees, as necessary.

The Board holds four regularly scheduled in-person meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  The Independent Trustees meet separately at each regularly scheduled in-person meeting of the Board, and during a portion of each such separate meeting management is not present.  The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees are appropriate under the circumstances.  Based on such self-assessment, among other things, the Board believes that its current structure is appropriate.  As part of this self-assessment, the Board considered several factors, including the number of ETFs overseen by the Board, their investment objectives, the responsibilities entrusted to the Manager and other service providers with respect to the oversight of the day-to-day operations of the Trust and the ETF.

The Board sets broad policies for the Trust and may appoint Trust officers.  The Board oversees the performance of the Manager, the (primary) investment sub-advisers of the ETF and the Trust’s other service providers.  As part of its oversight function, the Board monitors the advisers’ risk management, including, as applicable, their management of investment, compliance and operational risks, through the receipt of periodic reports and presentations.  The Board has not established a standing risk committee.  Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility.  To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports.  Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO.  The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them.  The Board expects all parties, including, but not limited to, the Manager, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee.  The function of the Audit Committee is discussed in detail below.

Committees

The Board currently has three standing committees: an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee.  Currently, each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally the ETF’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of the ETF’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the ETF’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and

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evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. During the fiscal year ended October 31, 2010, the Audit Committee met three times.

The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted.  The Committee will generally not consider potential candidates for nomination identified by shareholders.  During the fiscal year ended October 31, 2010, the Nomination Committee met one time.

The purposes of the Qualified Legal Compliance Committee are to:  (1) receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any Trustee, officer, director, employee, or agent of the Trust; (2) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder; and (3) perform such other duties as may be assigned to it, from time to time, by the Board.  During the fiscal year ended October 31, 2010, the Qualified Legal Compliance Committee did not meet.

Equity Ownership of Trustees.  The table below shows the dollar range of (i) Shares of the ETF discussed in this SAI, and (ii) shares of all ETFs in the Trust’s family of investment companies, owned by the Trustees as of December 31, 2010.

Name	Dollar Range of Equity Securities in the ETF*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Charles H. Salisbury, Jr.	$50,001 - $100,000	$50,001 - $100,000
Dennis G. Schmal	$0	$0
William M. Thomas	$1 - $10,000	$10,001 - $50,000

* The “Family of Investment Companies” currently consists of five ETFs.

Compensation of Trustees and Officers

Interested Trustees are not compensated by the Trust.  The Trust pays each Independent Trustee $20,000 per year for attendance at meetings of the Board.  All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings.  The Trust does not accrue pension or retirement benefits as part of the ETF’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.  The Trust’s officers receive no compensation directly from the Trust.

The table below sets forth the total remuneration of Trustees and Officers of the Trust for the fiscal year ended October 31, 2010:

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Name	Aggregate Compensation from ETF*	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees**
Charles H. Salisbury, Jr.	$6,500	None	None	$20,000
Dennis G. Schmal	$6,500	None	None	$20,000

*    Approximation. Compensation is allocated across ETFs in the Fund Complex.

**  The “Fund Complex” currently consists of five ETFs.

Codes of Ethics

The Trust, Manager, ABA, investment sub-advisers and Distributor each have adopted a code of ethics (“Code of Ethics”), as required by applicable law, which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ETF (which may also be held by persons subject to a Code of Ethics).  There can be no assurance that the Codes of Ethics will be effective in preventing such activities.  The Codes of Ethics may permit personnel subject to them to purchase and sell securities, including securities that may be sold, held or purchased by the ETF.  The Manager, ABA and investment sub-advisers do not use inside information in making investment decisions on behalf of the ETF.  The Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies

The Board believes that the voting of proxies with respect to securities held by the ETF is an important element of the overall investment process.  In this regard, the Trust has adopted Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for the voting of proxies on the ETF’s portfolio securities to their investment advisers.  Please see Appendix A for a copy of the Policies.

Proxy voting for the Large Cap Value ETF has been delegated to ABA.  ABA’s proxy voting policy and procedures dictate the voting of proxies in the best interests of ETF shareholders and include procedures to address potential conflicts of interest.  These policies and procedures are summarized (or included in their entirety) in Appendix B.

Information on how the ETF voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available: (1) without charge, upon request, by calling 1-415-677-5870 and (2) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the ETF or acknowledges the existence of control.  As of February 1, 2011, to the best of the ETF’s knowledge, no person controlled the Large Cap Value ETF.

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The following table shows, to the best of the ETFs’ knowledge, those persons who owned 5% or more of the outstanding shares of the Large Cap Value ETF’s shares as of February 1, 2011.

LARGE CAP VALUE ETF

Name and Address	Ownership	Number of Shares	Percentage

Merrill Lynch 101 Hudson Street, 9th floor Jersey City, NJ 07302	Record Owner	22,395	44.79%

National Financial Services LLC Attn: Lew Trezza 200 Liberty Street New York, NY 10281	Record Owner	10,976	21.95%

First Clearing, LLC 2801 Market Street 9F ST. Louis, MO 63103	Record Owner	5,995	11.99%

Charles Schwab & Co., Inc. PO Box 64930 Phoenix, AZ 85082-4930	Record Owner	2,971	5.94%

TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	Record Owner	2,525	5.05%

INVESTMENT ADVISORY AND OTHER SERVICES

Manager

The Manager, Grail Advisors, LLC, oversees the performance of the ETF and arranges for transfer agency, custody and all other services necessary for the ETF to operate, but does not exercise day-to-day oversight over the ETF’s investment sub-advisers.  The Manager oversees the business affairs of the ETF, provides or oversees the provision of all administrative and investment advisory services to the ETF and coordinates the investment activities of ABA and the investment sub-advisers.  Based upon evaluations of the investment sub-advisers provided to the Manager by ABA, the Manager allocates assets among investment sub-advisers, and monitors ABA and the investment sub-advisers’ investment programs and results.  These services are provided under the terms of an Investment Management Agreement, effective for the ETF as of April 30, 2009 (“Investment Management Agreement”), between the Trust, on behalf of the ETF, and the Manager.

Pursuant to the Investment Management Agreement, the ETF pays the Manager a management fee for the services and facilities it provides payable on a monthly basis at the annual rates of 0.50%, calculated as a percentage of the ETF’s average daily net assets.  From time to time, the Manager may waive all or a portion of its fee; any such waiver would increase the ETF’s performance.  The Manager is responsible for compensating ABA and the investment sub-advisers out of the management fees it receives from the ETF.

The Manager is a majority-owned subsidiary of Grail Partners, LLC.  Grail Partners, LLC is engaged in merchant banking activities and provides consultative services and capital to global investment management firms and financial services businesses.  Grail Partners, LLC is registered as a broker-dealer, but is not principally or otherwise engaged in securities dealing, market making, floor brokerage,

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exchange specialist activities, proprietary trading or similar securities-related activities.  The Manager is a registered investment adviser and is located at One Ferry Building, Suite 255, San Francisco, CA 94111.

Under the Investment Management Agreement, the Manager (or its affiliates) pays all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Manager or its affiliates.  The Trust pays all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager, ABA or an investment sub-adviser.  Without limiting the generality of the foregoing, the Trust pays or arranges for the payment of the following: the costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Manager or its affiliates; all legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities; all expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any; the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined above); the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; all brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; all taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes; any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations; all insurance premiums for fidelity and other coverage; all expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; all expenses of pricing of the net asset value per share of the ETF, including the cost of any equipment or services to obtain price quotations; and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

The Manager has contractually agreed to reduce its fees and/or reimburse the ETF’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for Shares of the Large Cap Value ETF to 0.79%, of the ETF’s average net assets (“Expense Cap”).  The Expense Cap will remain in effect until at least March 1, 2012.  The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

The Investment Management Agreement with respect to the ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Management Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the ETF’s shareholders, on 60 calendar days written notice to the Manager, and by the Manager on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

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The Investment Management Agreement provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Management Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in that Agreement.  The Investment Management Agreement also provides that the Manager may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

For the fiscal year ended October 31, 2010 and the period May 1, 2009 (commencement of operations) through October 31, 2009, the Manager earned fees in the amount of $12,452 and $7,983, respectively, for managing the Large Cap Value ETF, of which $4,732 and $3,034, respectively, was waived.

The Manager may, from time to time, at its own expense from its own resources, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

The ETF and the Manager have received exemptive relief from the SEC under which they may use a “Manager of Managers” structure.  Using this structure,the Manager, subject to oversight by the Board, oversees ABA and the investment sub-advisers and recommends to the Board the hiring and termination of ABA and investment sub-advisers.  In overseeing the investment sub-advisers, the Manager seeks input and recommendations from ABA.  The exemptive relief permits, once the ETF and the Manager begin to rely upon it,  the Manager, with the approval of the Board but without shareholder approval, to materially amend the contract of and/or appoint a replacement for ABA or an investment sub-adviser (provided the appointee is not affiliated with the Manager).  Under the exemption, within 90 days after such action, affected shareholders would receive information about it, and the Prospectus would be supplemented as necessary.

ABA

ABA acts as the ETF’s primary sub-adviser and lead portfolio manager.  ABA is located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155 and is a subsidiary of Lighthouse Holdings, Inc., a financial services holding company.  ABA was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services.  As of December 31, 2010, ABA had approximately $46.7 billion of assets under management, including approximately $15.7 billion under active management and $31.0 billion as named fiduciary or financial advisor.

ABA serves as investment adviser to registered mutual funds with investment programs that are substantially similar to those of the ETFs.  The ETFs’ portfolio holdings are expected to be disclosed on a more frequent basis than those of the registered mutual funds.

ABA provides or oversees the provision of portfolio management services to the ETF.  ABA develops the investment programs for the ETF, evaluates investment sub-advisers (subject to requisite approvals), recommends to the Manager allocations of assets among investment sub-advisers, monitors the investment sub-advisers’ investment programs and results, invests the portion of ETF assets that the investment sub-advisers determine should be allocated to high quality short-term debt obligations, and to the extent that the ETF engages in securities lending, oversees the ETF’s securities lending activities and actions taken by the securities lending agent.

ABA has entered into a Primary Investment Sub-Advisory Agreement between the Manager and ABA, dated April 30, 2009, with respect to the ETF (“Primary Subadvisory Agreement”).  Pursuant to the Primary Subadvisory Agreement, ABA receives fees from the Manager to provide the services noted above.  These fees are paid by the Manager out of the advisory fees it receives from the ETF; they are not separately paid by the ETF.  These fees are payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of the ETF’s average daily net assets.  In addition, the Manager pays the amounts due the investment sub-advisers to ABA, who then pays those amounts to the

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investment sub-advisers.  This amount is not reflected in the table below, but is described in the discussion of the investment sub-advisers below.

ETF	Primary Subadvisory Fee
Large Cap Value ETF	0.10%

The Primary Subadvisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the ETF on no more than 60 days’ written notice to ABA, or by ABA upon 60 days’ written notice to the Trust.  The Primary Subadvisory Agreement with respect to the ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Primary Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

For the fiscal year ended October 31, 2010, the Primary Sub-adviser earned fees in the amount of $2,490 for its services to the Large Cap Value ETF. For the period May 1, 2009 (commencement of operations) through October 31, 2009, the Primary Sub-adviser earned fees in the amount of $1,597 for its services to the Large Cap Value ETF.

Investment Sub-Advisers

The ETF’s investment sub-advisers are listed below with information regarding their controlling persons or entities.  According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.”  Persons and entities affiliated with an investment sub-adviser are considered to be affiliates for that portion of ETF assets managed by that sub-adviser (“Allocated Portion”).

Investment Sub-adviser	Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Brandywine Global Investment Management, LLC	Legg Mason, Inc.	Parent Co.	Financial Services
Hotchkis and Wiley Capital Management, LLC	HWCap Holdings, LLC Stephens — H&W, LLC	Majority Owner Minority Owner	Financial Services Financial Services

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The Investment Sub-Advisory Agreements with the ETF’s investment sub-advisers (“Investment Sub-Advisory Agreements”) will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the ETF on no more than 60 days’ written notice to the investment sub-adviser, or by the investment sub-adviser upon 60 days’ written notice to the Trust.  The Investment Sub-Advisory Agreements with respect to the ETF will also terminate in the event that the Primary Subadvisory Agreement for that ETF terminates.  The Investment Sub-Advisory Agreements with respect to the ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Investment Sub-Advisory Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Pursuant to the Investment Sub-Advisory Agreements, the investment sub-advisers receive fees from ABA to provide day-to-day investment advisory services to the Allocated Portion of the ETF.  These fees are paid out of the advisory fees the Manager receives from the ETF; they are not separately paid by the ETF.  These fees are payable on a quarterly basis at the annual rates set forth in the table below, calculated as a percentage of the ETF’s average daily net assets and based on the combined assets of the ETF and the comparable registered mutual fund and other accounts sub-advised by the investment sub-adviser with ABA as the manager.

Large Cap Value ETF	Subadvisory Fee for combined assets that are:
Brandywine Global Investment Management, LLC	Less than $500 million Between $500 million and $600 million More than $600 million	0.25 0.225 0.20	% % %
Hotchkis and Wiley Capital Management, LLC	Less than $10 million Between $10 million and $50 million Between $50 million and $150 million Between $150 million and $400 million Between $400 million and $800 million More than $800 million	0.60 0.20 0.50 0.30 0.15 0.125	% % % % % %

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For the fiscal year ended October 31, 2010, each of Brandywine Global Investment Management, and Hotchkis and Wiley Capital Management earned fees in the amount of $1,705, and $1,836, respectively, for sub-advising the Large Cap Value ETF. For the period May 1, 2009 (commencement of operations) through October 31, 2009, each of Brandywine Global Investment Management and Hotchkis and Wiley Capital Management earned fees in the amount of $1,109 and $1,149, respectively, for sub-advising the Large Cap Value ETF.

Custodian

BNY (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as Custodian of the ETF’s assets.  As Custodian, BNY Mellon has agreed to: (1) make receipts and disbursements of money on behalf of the ETF, (2) collect and receive all income and other payments and distributions on account of the ETF’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the ETF concerning the ETF’s operations.  BNY Mellon does not exercise any supervisory function over the purchase and sale of securities.  Pursuant to the Custody Agreement between BNY Mellon and the Trust the Trust has agreed to pay an annual custody fee of .50 basis points on the first $1 billion of its gross adjusted assets, and .25 basis points on gross adjusted assets in excess of $1 billion, plus certain transaction charges and additional global custody fees.

Administrator, Fund Accountant and Transfer Agent

BNY Mellon, located at One Wall Street, New York, New York 10286 serves as Administrator, Fund Accountant and Transfer Agent to each ETF.  As administrator, BNY Mellon provides the ETF with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by the ETF under federal and state securities laws.

As fund accountant and transfer agent, BNY Mellon has agreed to: (1) perform and facilitate purchases and redemptions of Creation Units of the ETF, (2) make dividend and other distributions on Shares of the ETF, (3) record the issuance of Shares and maintain records of outstanding Shares of the ETF, (4) maintain certain accounts, (5) make and transmit periodic reports to the ETF and its other service providers, and (6) otherwise perform the customary services of a transfer agent and dividend disbursing agent.  For the services to be provided by BNY Mellon to the ETF, the Trust has agreed to pay a $1,000 monthly ETF administration fee per ETF, a monthly transfer agency services fee of $1,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs), a fund accounting fee of

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1.50 basis points on the first $1 billion of its gross adjusted assets, and 1.00 basis points on gross adjusted assets in excess of $1 billion, and a fund administration fee of 2.50 basis points on the first $1 billion of its gross adjusted assets, and 2.00 basis points on gross adjusted assets in excess of $1 billion, plus certain out-of-pocket expenses.  There is a minimum fund accounting and fund administration fee of $75,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs).

For the fiscal year ended October 31, 2010, BNY Mellon earned $25,212 in fees as administrator of the Large Cap Value ETF.

For the period May 1, 2009 (commencement of operations) through October 31, 2009, BNY Mellon earned $8,369 in fees as administrator of Large Cap Value ETF.

PORTFOLIO MANAGERS

Portfolio managers at ABA and the investment sub-advisers to the ETF (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the ETF.  Information regarding these other accounts has been provided by each Portfolio Manager’s firm and is set forth below.  The number of accounts and assets is shown as of October 31, 2010.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
American Beacon Advisors, Inc.
Wyatt Crumpler	19 ($15.2 bil)	N/A	3($11.3 bil)	N/A	N/A	N/A
Adriana R. Posada	8 ($12.2 bil)	N/A	3 ($5.7 bil)	N/A	N/A	N/A
William F. Quinn	19 ($15.2 bil)	N/A	3($11.3 bil)	N/A	N/A	N/A

Brandywine Global Investment Management, LLC
Paul Lesutis	3 ($2.6 bil)	3 ($33.6 mil)	52 ($1.4 bil)	N/A	N/A	1 ($10 mil)
Earl Gaskins	3 ($2.6 bil)	3 ($33.6 mil)	52 ($1.4 bil)	N/A	N/A	1 ($10 mil)
Patrick Kaser	3 ($2.6 bil)	3 ($33.6 mil)	52 ($1.4 bil)	N/A	N/A	1 ($10 mil)

Hotchkis and Wiley Capital Management, LLC
Patty McKenna	15 ($7.6 bil)	2 ($94 mil)	64 ($7.9 bil)	1 ($1.97 bil)	0	3 ($220 mil)
Sheldon Lieberman	15 ($7.6 bil)	2 ($94 mil)	64 ($7.9 bil)	1 ($1.97 bil)	0	3 ($220 mil)
George Davis	15 ($7.6 bil)	2 ($94 mil)	64 ($7.9 bil)	1 ($1.97 bil)	0	3 ($220 mil)
Judd Peters	15 ($7.6 bil)	2 ($94 mil)	64 ($7.9 bil)	1 ($1.97 bil)	0	3 ($220 mil)
Scott McBride	15 ($7.6 bil)	2 ($94 mil)	64 ($7.9 bil)	1 ($1.97 bil)	0	3 ($220 mil)

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Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the ETF.  This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the ETF’s investments, on the one hand, and the investments of the other accounts, on the other hand.

As noted above, ABA serves as investment adviser to a registered mutual fund with an investment program that is substantially similar to that of the ETF.  All of the investment sub-advisers also provide advisory services to that registered mutual fund, as well as other accounts with investment programs substantially similar to those of the ETF.  The ETF is expected to have a substantially similar investment portfolio as the registered mutual fund, and the portfolio holdings of the ETF that will form the basis of the ETF’s NAV on each Business Day will be disclosed before the opening of trading that day.  At the time of the ETF’s disclosure of its portfolio holdings, the registered mutual fund and the investment sub-advisers’ other accounts may have unexecuted portfolio transactions outstanding or be in the process of implementing changes to their portfolios.  In order to prevent the disclosure of the ETF’s portfolios from signaling or providing information to the market about upcoming transactions for the registered mutual fund, the investment sub-advisers intend to implement portfolio changes in a security for the ETF after the corresponding registered mutual fund and the investment sub-advisers’ other accounts have completed transactions in that security.  Thus, portfolio decisions may not be made for the ETF concurrently with the portfolio decision for the corresponding registered mutual fund, notwithstanding that the ETF and the registered mutual fund and the investment sub-advisers’ other accounts have substantially similar objectives, policies, strategies, and risks.  By the time a portfolio decision is implemented for the ETF, the price for the security may be different than the price at the time the decision is made for the corresponding registered mutual fund and the investment sub-advisers’ other accounts , and due to the mutual fund’s or other accounts’ transactions in the security or other market movements, may be less favorable for the ETF.

Set forth below is a description by ABA and each investment sub-adviser of any other foreseeable material conflicts of interest that may arise from the concurrent management of ETF and other accounts.  The information regarding potential conflicts of interest of ABA and the investment sub-advisers was provided by each firm.

ABA.  ABA’s Portfolio Managers are responsible for managing the ETF and other accounts, including registered investment companies and employee benefit plans.  ABA typically assigns ETFs and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of both the ETF and other accounts may raise potential conflicts of interest due to the interest held by ABA or one of its affiliates in an account and differing fee schedules across account types.  ABA has developed policies and procedures reasonably designed to mitigate those conflicts.

Potential conflicts of interest may occur when ABA’s Portfolio Managers invest ETF assets in money market funds managed by ABA, since ABA has the potential to earn more fees under this scenario.  This potential conflict of interest is disclosed to the Board in connection with the process of approving ABA as a sub-adviser to the ETF.

Brandywine Global Investment Management, LLC (“Brandywine Global”).  Brandywine Global does not foresee any potentially material conflicts of interest as a result of concurrent management of the Large Cap Value ETF and other accounts.  Brandywine Global follows the same buy and sell discipline for all stocks across all portfolios, subject to client specific restrictions.  All portfolios are managed in the same manner by the investment team.  Portfolios may differ slightly due to differences in available cash, contributions and withdrawals.

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Hotchkis and Wiley Capital Management, LLC (“Hotchkis”).  A portion of the Large Cap Value ETF is managed by Hotchkis’ investment team (“Investment Team”).  The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies.  The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy.  Consequently, the performance of portfolios may vary due to these different considerations.  The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy.  Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company.  If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures.  Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark.  Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

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Compensation

The Portfolio Managers are compensated in various forms by ABA or an investment sub-adviser.  Following is a description provided by ABA and each investment sub-adviser regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

ABA Compensation of ABA’s Portfolio Managers is comprised of base salary and annual cash bonus.  Each Portfolio Manager’s base annual salary is fixed. ABA determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in ABA’s annual cash bonus plan. The amount of the total bonus pool is based upon several factors including (i) profitability of ABA, (ii) organic growth of assets under management and (iii) the relative investment performance of the assets managed by ABA.  The investment performance goals are as follows:  (a) twenty-five percent (25%) of Actively Managed Variable Rate Funds are ranked in the top quartile of their respective Lipper universe over a five year period; and (b) thirty-three percent (33%) of Actively Managed Variable Rate Funds achieve an overall Morningstar rating of 4-star or better.  Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager’s level of responsibility.  Additionally, the Portfolio Managers participate in ABA’s Equity Option Plan.

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Brandywine Global.  All Portfolio Managers receive a competitive base salary.  In addition, from the firm’s profits, a bonus is paid quarterly and based on the pre-tax performance of their investment strategies relative to a relevant Russell-Mellon peer-group universe over one-quarter, one-, three- and five-year time periods.  After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups.  More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision.  Finally, all investment professionals are eligible for options on Legg Mason stock, provided from time-to-time at Legg Mason’s discretion to its investment management subsidiaries.  Brandywine Global believes this system achieves its goals of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth and teamwork.

Hotchkis.  The investment team, including portfolio managers, is compensated in various forms, which may include a base salary, an annual bonus, and equity ownership.  Compensation is used to reward, attract and retain high quality investment professionals.  The investment team is evaluated and accountable at three levels.  The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved.  The second level is teamwork, generally evaluated through contribution within sector teams.  The third level pertains to overall portfolio and form performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees.  The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues.  No investment professional receives a bonus that is a pre-determined percentage of revenues or net income.  Compensation is thus subjective rather than formulaic.

The majority of the portfolio managers own equity in the firm.  Hotchkis believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward.  Hotchkis believes that the combination of competitive compensation levels and equity ownership provides the firm with a demonstrable advantage in the retention and motivation of employees.  Portfolio managers who own equity in the firm receive their pro rata share of the firm’s profits.  Investment professionals may also receive contributions under the firm’s profit sharing/401 (k) plan.

Finally, the firm maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time.  If any owner should retire or leave the firm, the firm has the right to repurchase their ownership to place back in the equity bank.  This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.

Hotchkis believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

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Ownership of ETFs

The following table discloses the dollar range of equity securities beneficially owned by each Portfolio Manager in the Large Cap Value ETF as of December 31, 2010:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Large Cap Value ETF
American Beacon Advisors, Inc.
Wyatt Crumpler	None
Adriana Posada	None
William Quinn	None

Brandywine Global Investment Management, LLC
Paul Lesutis	None

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Earl Gaskins	None

Hotchkis and Wiley Capital Management, LLC
Patty McKenna	None
Sheldon Lieberman	None
George Davis	None
Judd Peters	None
Scott McBride	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio changes will generally be implemented through in-kind transactions for Creation Units, however, ABA and the investment sub-advisers may execute brokerage transactions for the ETF and the ETF may incur brokerage commissions.  Also, from time to time the ETF may accept cash as part or all of an In-Kind Creation or Redemption Basket, in which case ABA or an investment sub-adviser may need to execute brokerage transactions for the ETF.  In these instances, ABA or each investment sub-adviser will place its own orders to execute securities transactions that are designed to implement the applicable ETF’s investment objective and policies.  In placing such orders, ABA or each investment sub-adviser will seek the best net price and most favorable execution, consistent with their obligations under the Investment Sub-Advisory Agreements.  The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations.

In these cases, in selecting brokers or dealers to execute particular transactions, ABA or the investment sub-advisers are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the 1934 Act), provision of statistical quotations (including the quotations necessary to determine the ETF’s NAV), and other information provided to the ETF, and/or to ABA or the investment sub-advisers (or their affiliates), as the case may be, provided, however, that ABA or the investment sub-adviser determines that it has received the best net price and execution available.  ABA and the investment sub-advisers are also authorized to cause the ETF to pay to a broker or dealer who provides such brokerage and research services a commission (as defined in SEC interpretations) in excess of the amount of the commission another broker or dealer would have charged for effecting the same transaction.  ABA and the investment sub-adviser, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which ABA or the investment sub-adviser exercises investment discretion.  Under these circumstances, the fees of ABA or the investment sub-advisers are not reduced by reason of receipt of such brokerage and research services.  In addition, with disclosure to and pursuant to written guidelines approved by the Board, ABA or the investment sub-advisers (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so.  However, the ETF does not allow ABA or the investment sub-advisers to enter into arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of ETF shares by those broker-dealers.

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The ETF’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the ETF’s cash flows.  The ETF’s portfolio turnover for the fiscal year ended October 31, 2010 appears in the ETF’s Prospectus.  High portfolio activity may increase the ETF’s transaction costs, including brokerage commissions, and result in a greater number of taxable transactions.

It is expected that, if ABA or an investment sub-adviser executes brokerage transactions for the ETF, securities ordinarily will be purchased for the ETF in the primary markets, and that in assessing the best net price and execution available, ABA or each investment sub-adviser, as applicable, shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  Transactions involving securities of small and emerging growth companies may involve specialized services on the part of the broker or dealer and therefore entail higher commissions or spreads than transactions involving more widely traded securities.

To the extent that accounts managed by ABA or the investment sub-advisers are simultaneously engaged in the purchase of the same security as the ETF, then, as authorized by the Board, available securities may be allocated to the ETF and other client accounts and may be averaged as to price in a manner determined by ABA or the investment sub-adviser, as applicable, to be fair and equitable.  Such allocation and pricing may affect the amount of brokerage commissions paid by the ETF.  In some cases, this system might adversely affect the price paid by the ETF (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for the ETF (for example, in the case of a small issue). During the fiscal year ended October 31, 2010, $804 in brokerage commissions were paid by the ETF. During the period May 1, 2009 (commencement of operations) through October 31, 2009, $485 in brokerage commissions were paid.

During the fiscal year ended October 31, 2010, Large Cap Value ETF acquired securities of its following “regular” brokers or dealers (as defined in Rule 10b-1 under the 1940 Act): Morgan Stanley Group, Goldman Sachs Group and BNY Brokerage Inc, or their parents. As of October 31, 2010, Large Cap Value ETF’s aggregate holding of its regular brokers or dealers or their parents were:

Name of Issuer	Type of Security Held	Value (000)

Morgan Stanley	Equity	10

Goldman Sachs Group, Inc.	Equity	8

Bank of New York Mellon Corp.	Equity	5

During the fiscal year ended October 31, 2010, $455,114 in transactions were directed to brokers in part because of research services provided and the ETF paid $468 in commissions on such transactions.

THE DISTRIBUTOR

The Distributor is located at 1290 Broadway, Suite 1100, Denver, CO 80203.  The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in this SAI.  The Distributor acts as an agent for the Trust.  The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor has no role in determining the investments or investment policies of the ETF.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act (“Plan”).  In accordance with its Plan, the ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities.  In addition, if the payment of management fees by the ETF is deemed to be indirect financing by the ETF of the distribution of its shares, such payment is authorized by the Plan.  The Plan specifically recognizes that the Manager and other persons, including ABA and the investment sub-advisers, may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Shares.  The Manager and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the ETF.  The Manager may also make payments to certain market makers in the ETF’s Shares for providing bona fide consulting and marketing services regarding the ETF.  The making of the types of payments described in this paragraph could create a conflict of interest for a financial intermediary or market maker receiving such payments.

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The Plan was adopted in order to permit the implementation of the ETF’s method of distribution.  No fees are currently paid by the ETF under a Plan, however; and there are no current plans to impose such fees.  In the event such fees were to be charged, over time they would increase the cost of an investment in the ETF.

Under each Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the ETFs.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Legal Counsel

K&L Gates LLP, located at 1601 K Street NW, Washington, DC 20006, serves as legal counsel to the ETF.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company.  The Trust was organized on December 7, 2007 and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series.  Currently, the Trust consists of eight actively managed series, although three series have not been opened for investment.  During the fiscal year ended October 31, 2010, two series of the Trust were liquidated.  The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting.  Generally, there will not be annual meetings of Trust shareholders.  If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders.  Shareholders holding two-thirds of Shares outstanding of all ETFs may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable.  Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature.  Shares have equal voting rights, except that in a matter affecting only a particular ETF, only Shares of that ETF may be entitled to vote on the matter.  The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of an ETF may be individually redeemable.  The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors.  Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of an ETF.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust.  The Trust

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Instrument provides for indemnification out of an ETF’s property for all loss and expense of an ETF’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason.  The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which an ETF itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If an ETF does not grow to a size to permit it to be economically viable, the ETF may cease operations.  In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

DTC acts as securities depositary for Shares.  Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.  Certificates generally will not be issued for Shares.

DTC has advised the Trust as follows:  it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act.  DTC was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, and FINRA.  Access to the DTC system is also available to “Indirect Participants” such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.  DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.  Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants).  Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.  The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form.  Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof.  Accordingly, each beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such beneficial owner holds its interests, to exercise any rights as a holder of Shares.  The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners (acting through such DTC Participants) to take such action and would otherwise act upon the instructions of beneficial owners owning through them.

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Conveyance of all notices, statements and other communications to beneficial owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of Share holdings of each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of beneficial owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners.  In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares.  DTC or the nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or the nominee.  Payments by DTC Participants to Indirect Participants and beneficial owners of Shares (held through DTC Participants) are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.  The Trust has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by beneficial owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients.  Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate.  Investors interested in such a service should contact their broker for availability and other necessary details.  DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.

TRANSACTIONS IN CREATION UNITS

The ETF sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day.  The ETF will not issue fractional Creation Units.

To purchase or redeem any Creation Units from the ETF, you must be, or transact through, an Authorized Participant.  In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the ETF’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.”  Transactions by an Authorized Participant that

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is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”  Most transactions with respect to the ETF may be effectuated through the Clearing Process.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants.  Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.  Market disruptions and telephone or other communication failures may impede the transmission of orders.

Non-custom orders must be received by the Distributor by the “Closing Time” of the regular trading session on the Exchange (currently 4:00 p.m. Eastern time) on the Business Day such order is placed to be effectuated based on the ETF’s NAV that day.  Orders effectuated outside the Clearing Process are likely to require transmittal earlier on the relevant Business Day than orders effectuated through the Clearing Process.  Thus, persons placing or effectuating orders outside the Clearing Process should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders.

Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV.  Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on the ETF’s NAV on that Business Day.  A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and therefore has additional cash included in a Fund Deposit or Fund Redemption in lieu of such security.  Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors may be required to pay a Transaction Fee.  The “Creation Transaction Fee” and “Redemption Transaction Fee” are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day.  A charge of up to four (4) times the fixed fee may be imposed as part of the Transaction Fee for (i) transactions outside the Clearing Process and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the Trust.  The Manager, subject to the approval of the Board, may adjust or waive the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and Redemption Baskets, respectively, to and from the account of the Trust.  Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

The Standard Creation/Redemption Transaction Fee for the Large Cap Value ETF is $1,000 and the Maximum Creation/Redemption Transaction Fee for the Large Cap Value ETF is $4,000.

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Purchasing Creation Units

Fund Deposit.  The consideration for a Creation Unit of the ETF is the Fund Deposit.  The Fund Deposit will consist of the In-Kind Creation Basket and Cash Component, or an all cash payment.

The Balancing Amount reflects the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket.  If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the ETF.  By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the ETF pays the Balancing Amount to the purchaser.

BNY Mellon, in a portfolio composition file sent via the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket to be included in the current Fund Deposit for the ETF (based on information about the ETF’s portfolio at the end of the previous Business Day).  BNY Mellon, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day.

The Fund Deposit is applicable for purchases of Creation Units of the ETF until such time as the next-announced Fund Deposit is made available.  The ETF reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.  In addition, the composition of the Fund Deposit may change as, among other things, corporate actions and investment decisions by ABA and/or the investment sub-advisers are implemented for the ETF’s portfolio.  All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the ETF, and the ETF’s determination shall be final and binding.

Placement of Creation Orders Using Clearing Process.  In connection with creation orders made through the Clearing Process, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order.  Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor.  An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process.  Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC.  With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket through DTC to the relevant Trust account by 11:00 a.m., Eastern time, (the “DTC Cut-Off Time”) of the Business Day immediately following the Transmittal Date.  The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly

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followed.  However, if the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by 2:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date, such order will be canceled.  Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component.  The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”).  Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed.  The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the ETF for any losses resulting therefrom.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% of the daily marked to market value of the missing securities.  To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the ETF for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs.  The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust.  The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

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Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of the ETF if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the ETF; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the In-Kind Creation Basket would have adverse tax consequences to the ETF; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise in the discretion of the Trust or the Manager have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Manager make it practically impossible to process creation orders.  Examples of such circumstances include acts of God, public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Manager, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.

Redeeming Creation Units

Fund Redemptions.  ETF Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the ETF through the Transfer Agent and only on a Business Day.  The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or a Cash Redemption Amount that includes an all cash payment.  In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The redemption proceeds for a Creation Unit generally consist of the In-Kind Redemption Basket and a Cash Redemption Amount, which consists of a Balancing Amount and a Transaction Fee.

The Balancing Amount reflects the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket.  If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, the ETF pays the Balancing Amount to the redeeming investor.  By contrast, if the NAV per Creation Unit is less than the market value of the

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securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the ETF.

BNY Mellon, in a portfolio composition file sent via the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the portfolio securities in the current In-Kind Redemption Basket (subject to possible amendment or correction).  The In-Kind Redemption Basket on a particular Business Day may not be identical to the In-Kind Creation Basket for that day.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.  Orders deemed received will be effectuated based on the NAV of the ETF as next determined.  An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time, will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day.  The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of ETF Shares directly through DTC.  Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and any Cash Redemption Amount owed to the redeeming party by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

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In the event that the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed to the Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible.  Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 105% of the value of the missing Shares, which the Manager may change from time to time.

The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant.  The Authorized Participant’s agreement will permit the Trust, on behalf of the ETF, to purchase the missing Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares and the value of the collateral.

The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust.  Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the ETF are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.  If, however, either: (i) the requisite number of Shares of the ETF are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the ETF Shares of the ETF are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Trust may in its discretion exercise its option to redeem such ETF Shares in cash, and the redeeming beneficial owner will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that the ETF may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its ETF Shares based on the NAV of Shares of the relevant ETF next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the ETF’s brokerage and other transaction costs associated with the disposition of securities in the In-Kind Redemption Basket).

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The ETF may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.  Redemptions of ETF Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash.  The Authorized Participant may request the redeeming beneficial owner of the ETF Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

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DETERMINATION OF NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time.  The ETF’s NAV per Share is computed by dividing the net assets by the number of Shares outstanding.

TAXATION

The following supplements the tax information contained in the Prospectus.

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For federal income tax purposes, the ETF is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.  Such qualification generally relieves the ETF of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements.  If, for any reason, the ETF does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the ETF would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders.  In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such ETF’s current and accumulated earnings and profits and would be eligible for taxation at reduced rates through 2012 for non-corporate shareholders and for the dividends received deduction available in some circumstances to corporate shareholders.  Moreover, if the ETF were to fail to make sufficient distributions in a year, the ETF would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the ETF could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to at least 98% of their ordinary taxable income and 98.2% of their capital gain net income (excess of capital gains over capital losses), if any.  The ETF intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the ETF on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the ETF and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain.  Such transactions and investments may cause the ETF to recognize taxable income prior to the receipt of cash, thereby requiring the ETF to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.  In addition, in the case of any shares of a PFIC in which the ETF invests, the ETF may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the ETF fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar.  The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market.  The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules.  However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply.  With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss.  A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle.  The Treasury Department issued regulations under which

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certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code.  Any gain or loss attributable to the foreign currency component of a transaction engaged in by the ETF which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Dividends and interest received, and gains realized, by the ETF on foreign securities may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The ETF will be required in certain cases to impose “backup withholding” on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the ETF when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.”  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

As a result of tax requirements, the Trust on behalf of the ETF has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the ETF and if, pursuant to section 351 of the Code, the ETF would have a basis in the transferred securities different from the market value of such securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Except as described below, dividends paid by the ETF to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and net short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. Shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, withholding tax will not apply to any distributions for non-U.S. Shareholder of net long-term capital gains over net short-term capital

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loss, or, through December 31, 2011, “interest-related” dividends and “short-term capital gain” dividends, or upon such a shareholders, sale or other disposition of Shares.

Income and Gains from Investments in REITs.  Dividends the ETF receives from REITs are “qualified dividend income” (as described in the Prospectus) only in limited circumstances.

The ETF may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and regulated investment companies that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the Treasury Department and the Internal Revenue Service (“IRS”) issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A regulated investment company with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a regulated investment company is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a regulated investment company with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other regulated investment company must do so by taking into account only excess inclusion income allocated to the regulated investment company from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends.  The ETF will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in the ETF’s also having to re-categorize some of the distributions it made to its shareholders.  These changes would be reflected in your annual IRS Form 1099, together with other tax information.  Those forms generally will be distributed to you in February of each year, although the ETF may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

The foregoing discussion is based on federal tax law and regulations that are in effect on the date of this SAI; such law and regulations may be changed by legislative or administrative action, possibly retroactively.  Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

FINANCIAL STATEMENTS

The Financial Statements for the Large Cap Value ETF for the fiscal years ended October 31, 2010 and October 31, 2009 appear in Appendix D to this SAI and have been included in reliance upon such reports and on the authority of KMPG LLP as experts in accounting and auditing.

The audit report covering the October 31, 2010 financial statements of the ETF’s contains an explanatory paragraph that states that the accompanying financial statements have been prepared assuming that the ETF will continue as a going concern.  As discussed in Note 2 to the financial statements, the Manager has entered into a letter of intent concerning a transaction to sell its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements.  A sale of the Manager’s ownership interests, if consummated, may, depending upon a buyer’s future plans, result in the liquidation of the ETF.  If the Manager is unsuccessful in its efforts to consummate a transaction involving its ownership interests or to recapitalize, the ETF may be liquidated.  These conditions raise substantial doubt about the ETF’s ability to continue as a going concern.  Management’s plans in regard to these conditions are discussed in Note 2.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. Note 2 has been updated by note 11 to the financial statements appearing in Appendix D.

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Appendix A

Proxy Voting Policies and Procedures for the Trust

GRAIL ADVISORS ETF TRUST

Proxy Voting Policies and Procedures

Grail Advisors ETF Trust (the “Trust”) has adopted these Proxy Voting Policies and Procedures (the “Trust Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the series of the Trust (“Funds”).

The Funds are managed by Grail Advisors, LLC (“Manager”).  The Manager may retain a proxy voting service (“Proxy Voting Service”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic issuers consistent with these Policies.

Shareholders of the Funds expect the Trust to vote proxies received from issuers whose voting securities are held by a Fund.  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.  For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of the Trust, Fund and Fund shareholders.

I.                                         Delegation of Proxy Voting to Sub-advisers

Each of the Funds whose portfolio is managed by a sub-adviser (“Sub-Adviser”) shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  For securities in the portfolio of a Fund that is managed by more than one Sub-Adviser, each Sub-Adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, except that, to the extent such a Fund has a primary Sub-Adviser (“Primary Sub-Adviser,” and with respect to each Fund a subset of the Fund’s Sub-Advisers), the securities of the Fund may be voted pursuant to the policies and procedures adopted by the Primary Sub-Adviser in conformance with the Advisers Act or, with respect to the various Sub-Advisers’ portions of the Fund’s portfolio, pursuant to each Sub-Adviser’s proxy voting policies and procedures, as adopted in conformance with the Advisers Act.

Except as noted below, the Trust Policy with respect to a Fund shall be the same as that adopted by the Primary Sub-Adviser or Sub-Adviser, as applicable, with respect to voting proxies held by its clients (the “Sub-Adviser Policy”).  Each Sub-Adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy.

II.                                     Material Conflicts of Interest

If (i) a Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund and (b) the Fund’s investment advisers (including Sub-Advisers), principal underwriter, or any of their affiliated persons, and (ii) the Sub-Adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-Adviser Policy, then the Sub-Adviser will follow the material conflict of interest procedures set forth in its Sub-Adviser Policy when voting such proxies.

If a Sub-Adviser Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the Sub-Adviser will ask the Board of Trustees of the Trust (“Board”) to provide voting instructions, the Sub-Adviser, in its discretion, shall vote the proxies as recommended by an independent third party or according to its own proxy voting policy, or the Sub-Adviser shall abstain from voting the proxies altogether.

III.                                 Securities Lending Program

Certain of the Funds may participate in a securities lending program through a lending agent.  When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  Where a Sub-Adviser determines, however, that a proxy vote may be material to the Fund or Trust, the Sub-Adviser should request that the Trust recall the security for the purposes of the Sub-Adviser voting the security.

IV.                                Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of each Sub-Adviser Policy.  In lieu of including a summary of policy, the Trust may include the policies in full.

V.                                    Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number.  The Trust will send the foregoing documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

VI.                                Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX.  The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

VII.                            Manager, Sub-Adviser and Trust CCO Responsibilities

The Trust has delegated proxy voting authority with respect to Fund portfolio securities to the Fund’s Sub-Adviser(s), as set forth above.  Consistent with this delegation, each Sub-Adviser is responsible for the following:

1)              Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

2)              Providing the Manager, through a Primary Sub-Adviser, as applicable, with a quarterly certification indicating that the Sub-Adviser did vote proxies of the Fund in a manner consistent with the Sub-Adviser Policy.  If the Sub-Adviser voted any proxies in a manner inconsistent with the Sub-Adviser Policy, the Sub-Adviser will promptly provide the Manager with a report detailing the exceptions prior to the end of the quarter in which the exceptions occurred.

3)              Providing the Manager, through a Primary Sub-Adviser, as applicable, with a copy and description of the Sub-Adviser Policy prior to being approved by the Board as a Sub-Adviser for the Fund, accompanied by a certification that represents that the Sub-Adviser Policy has been adopted in conformity with Rule 206(4)-6 under the Advisers Act.  Thereafter, providing the Manager with notice of any amendment or revision to the Sub-Adviser Policy or with a description thereof.

4)              The Manager is required to report all material changes to a Sub-Adviser Policy quarterly to the Board.

5)              The annual written compliance report of the Trust’s Chief Compliance Officer (“CCO”) to the Board will contain a summary of the material changes to each Sub-Adviser Policy during the period covered by the report.

VIII.                        Review Responsibilities

The Trust may retain a proxy voting service (“Proxy Voting Service”) to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Manager or, where applicable, a Primary Sub-Adviser will review the Funds’ voting records maintained by the Proxy Voting Service in accordance with the following procedures:

1)              Receive a file with the proxy voting information directly from the Sub-Adviser, as applicable, on a quarterly basis.

2)              Select a sample of proxy votes from the files submitted and examine them against the Proxy Voting Service files for accuracy of the votes.

To the extent that a Primary Sub-Adviser takes responsibility for reviewing a Fund’s voting records pursuant to this paragraph, the Primary Sub-Adviser will report the results of its review to the Manager.  The Trust will deliver instructions to shareholders on how to access proxy voting information in the Trust’s semi-annual and annual shareholder reports.

IX.                                Proxy Voting Service Responsibilities

Aggregation of Votes:

The Proxy Voting Service’s proxy disclosure system will collect Fund-specific voting records, including votes cast by multiple Sub-Advisers or third party voting services.

Reporting:

The Proxy Voting Service’s proxy disclosure system will provide the following reporting features:

1)              multiple report export options;

2)              report customization by Fund, account, portfolio manager, security, etc.; and

3)              account details available for vote auditing.

X.                                    Form N-PX Preparation and Filing

Fund Administrator will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC.  The Proxy Voting Service will prepare the EDGAR version of Form N-PX and will submit it to Fund Administrator for review and approval prior to filing with the SEC; the Fund Administrator in turn will submit it to the Trust for review and approval prior to filing with the SEC.  Upon the approval of the Trust and Fund Administrator, the Proxy Voting Service will file Form N-PX for each twelve-month period ended June 30.  The filing for each year will be made with the SEC on or before August 31 of that year.

XI.                                Recordkeeping

Records of all votes will be maintained by Proxy Voting Service.  Documentation of all votes for the Trust will be maintained by the Manager and/or the Proxy Voting Service. Such documentation will include the recommendations of the Sub-Advisers along with pertinent supporting comments and letters, the Trust Policy, any additional information gathered by the Manager, minutes from any meeting at which the Board considered a proxy voting matter, the conclusion of the Board and the Trust’s final vote.

Adopted: March 18, 2009

Appendix B

Proxy Voting Policies and Procedures for ABA

AMERICAN BEACON ADVISORS, INC.

PROXY VOTING POLICY AND PROCEDURES

FOR GRAIL AMERICAN BEACON LARGE CAP VALUE ETF

AmBeacon is the primary sub-advisor to the Grail American Beacon Large Cap Value ETF (the “ETF”).  The ETF’s Board of Trustees has delegated to AmBeacon the authority to vote proxies for the ETF in accordance with the policies and procedures set forth below in the sections titled Voting Policies and Voting Procedures.

VOTING POLICIES

1.                                       Routine Proposals - Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation.  Traditionally, these include:

•                                          Location of annual meeting

•                                          Employee stock purchase plan

•                                          Appointment of auditors

•                                          Corporate strategy

•                                          Director indemnification and liability protection

•                                          Reincorporation

AmBeacon’s policy is to support management on these routine proposals.

2.                                       Social, Political and Environmental Proposals - Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to support management.  Financial interests of the shareholders are the only consideration for proxy voting decisions.

3.                                       Shareholder Equality Proposals - Issues that do not discriminate against certain shareholders will be supported.  Non-discriminatory proposals include:

A.                                   Anti-greenmail - Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.

B.                                     Fair price provisions - Provisions that guarantee an equal price to all shareholders will be supported.

4.                                       Non-routine proposals - Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders’ investment.  All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.

Various factors will contribute in the decision-making process assessing the financial interest of the shareholders.  Consideration should be given first and foremost to the board of directors.  The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the relevant exchange), capable and dedicated to the shareholders, support should be for the board’s recommendations.

Management’s record, strategy and tenure will contribute in the decision-making process.  The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.

The following are specific issues that directly impact the financial interest of the shareholders.

A.                                   Board of Directors

a.                                       Uncontested elections - AmBeacon will support management’s slate during uncontested elections if the board is independent.  The company is the best judge of who is able and available to serve, and who will work well together.

b.                                      Contested elections - will be evaluated on a case-by-case basis.  Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.

c.                                       Independent compensation committee - an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions.  An independent or majority independent committee will have no financial interest in the outcome.  AmBeacon will support proposals for independent compensation committees.

d.                                      Independent nominating committee — AmBeacon believes that independent directors selected by a committee of independent directors will be more likely to question the CEO’s business judgment. Therefore, AmBeacon will support proposals for independent nominating committees.

e.                                       Classified boards - A typical classified board is divided into 3 groups with one group standing for election every third year.  AmBeacon believes that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues.  Therefore, AmBeacon’s policy is to support classified boards, unless an independent board proposes to declassify itself, in which case AmBeacon will support management.

f.                                         Cumulative voting - Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held.  The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees.  AmBeacon believes that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders.  As a result, AmBeacon does not support cumulative voting.  Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders.  The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders.  Directors should act in the benefit of the majority, not the minority.

g.                                      Independent boards — AmBeacon believes independent boards will permit clear and independent decision-making, benefiting shareholders’ long-term interests.  Board members who are independent are more likely to protect shareholders’ interests than company executives or other insiders. An “independent director” is defined as an individual who has had no personal or business relationship with management, as defined by the relevant exchange.  While AmBeacon’s policy is to generally support independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board.  Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company’s long-term prospects.  If the board is less than 75% independent, AmBeacon will withhold their vote for non-CEO board members that are not independent.

h.                                      Separate chairman, CEO positions - Proponents contend that an individual with both positions is accountable to no one.  The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board.  The chairman is responsible for the overall direction of the company, protecting the shareholders’ interests, evaluating the performance of the CEO, and is accountable to the shareholders.

Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen.  Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S.  If the board is independent, AmBeacon will support the company’s recommendation regarding separate chairman, CEO positions.  Other situations will be evaluated on a case-by-case basis.

i.                                          Minimum director stock / fund ownership - proponents contend that a director’s interests will be more aligned with shareholders if the director has a personal stake in the company.  Additionally, many companies are providing part of their compensation in the form of stock for directors.

Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates.  This could eliminate other candidates who may not be able to pay the price of the required stock.

AmBeacon will not support proposals for minimum director stock ownership.

j.                                          Majority vote to elect directors — Shareholder concern about director elections is an outgrowth of their concern about director accountability in the aftermath of corporate scandals.  Opponents argue that because of the “holdover” provision applicable to most directors, a resignation policy could be more effective in actually effecting the removal of an unpopular director.  Proponents maintain that a resignation policy approach still leaves such a director technically “elected” and puts the onus on other board members to take action against one of their colleagues.

AmBeacon will support proposals for a majority vote requirement to elect directors.

k.                                       Increase/decrease size of board — The board and management are in the best position to determine the structure for the board.  If the board is independent, AmBeacon will support proposals to increase or decrease the size of the board if the board will be comprised of at least 5 but no more than 20 members.  Outside of this range, AmBeacon will vote against a change in the size of a board of directors.

l.                                          Limit number of boards served — The board and management are in the best position to determine the structure for the board.  AmBeacon will not support proposals to limit the number of boards a director may serve on.

m.                                    Term limits - Opponents of term limits sustain that the board and management are in the best position to determine a workable, efficient structure for the board. Furthermore, shareholders may approve or disapprove of certain directors with their vote at annual meetings.  The board should be free to identify the individuals who will best serve the shareholders.  Supporters of term limits say that limiting the number of years that a director can serve on the board provides a built-in mechanism to force turnover. A structure that specifically limits the period of time a director can serve provides opportunities for recruiting directors with new ideas and perspectives.

AmBeacon will not support proposals to institute term limits.

B.                                     Executive / Director compensation

a.                                       Incentive/Stock option plans (establish, amend, add) - proponents contend that incentive/stock option plans are designed to attract, hold and motivate management.  Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance.  By aligning management’s interests with shareholders toward a goal of increasing shareholder value, better returns usually result.

Opponents contend that incentive/stock option plans may dilute the shareholders’ claim on profits and assets and may lead to a shift in the balance of voting control.  Additionally, easily attainable incentive goals may not provide the necessary incentive for management.

If the board is independent and if the company has performed well over the previous 3- or 5- year period, AmBeacon will generally support these plans.  However, AmBeacon will not support plans that permit:

•                                          Dilution in excess of the company’s peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or

•                                          Repricing/replacing underwater options

b.                                      Discounted stock options - options that may be exercised at prices below the stock’s fair market value on the award date.  Sometimes called non-qualified options, these options are granted “in-the-money” or immediately exercisable for a profit.  AmBeacon does not support discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives’ interests with those of the shareholders.

c.                                       Exchange of underwater options - options with an exercise price higher than the market price are considered “underwater” and, needless to say, unattractive.  AmBeacon does not support the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls.  AmBeacon will support the exchange of underwater options that do not result in a financial gain to the participants.

d.                                      Cap or limit executive and director pay - AmBeacon will not support capping or limiting executive or director pay.  Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.

e.                                       Link pay to performance - Proponents contend that by linking pay to performance management’s interests will be aligned with shareholders.  Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth.  As a result, AmBeacon will support proposals to link pay to performance.  However, AmBeacon will not support proposals requiring that an excessive portion (75% or more) of equity compensation be performance based.

f.                                         Golden parachute provisions - provide severance payments to top executives who are terminated or demoted after a change in control (takeover).  They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids.  This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job.  Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.

However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives.  Executives are already well paid to manage the company and should not have an extra reward.  Additionally, shareholder approval is generally not necessary for enactment of this provision.

Properly conceived, golden parachutes can free management to act in the best interests of shareholders.  Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company.  Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions.  If the board is independent and the company has performed well over the previous 3- or 5-year period, AmBeacon will support golden parachute provisions.

g.                                      Executive incentive bonus plans - Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits companies from deducting more than $1 million in compensation paid to each of the top five executives, unless the compensation is paid under a performance-based, shareholder approved plan.  To maintain compliance, these performance-based plans require shareholder approval every five years.

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Generally, AmBeacon will support these performance-based plans. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

h.                                      Supplemental executive retirement plans (SERPs) - Supplemental executive retirement plans (SERPs) provide supplemental retirement benefits for executives in excess of IRS compensation limitations. SERPs are unfunded plans and payable out of the company’s general assets.  The ability of a company to offer a SERP could affect the company’s ability to compete for qualified senior executives, and could place the company at a competitive disadvantage to its peers.

Opponents contend that such benefits are unnecessary given the high levels of executive compensation at most companies.

Generally, AmBeacon will support SERPs. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

i.                                          Shareholder Proposal Regarding Advisory Vote on Executive Compensation - Proponents are urging boards to adopt a policy to allow shareholders an opportunity to vote on an advisory management resolution at each annual meeting to ratify compensation of the named executive officers (NEOs) as set forth in the proxy statement’s summary compensation table.  The vote would be non-binding and would not affect any compensation paid or awarded to any NEO.

If the board is independent, AmBeacon will support management.  All other proposals will be decided on a case-by-case basis.

C.                                     RIC Contracts and Policies

a.                                       Investment Advisory Contracts - All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a case-by-case basis.  Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for AmBeacon’s shareholders.

b.                                      Distribution Plans - All proposals pertaining to a RIC’s distribution plan will be reviewed on a case-by-case basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits.  The analysis will foremost consider the effects of the proposal on the shareholders.

c.                                       Fundamental Objectives / Policies - All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a case-by-case basis.  Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the shareholders.

D.                                    Confidential voting — AmBeacon believes that confidential voting restricts communication between shareholders and management.  Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met.  These representatives are then fully accountable to their constituents.  Confidential voting is also expensive, as voting must be tabulated by a third party before presentation.  AmBeacon will not support confidential voting.  Management cannot address shareholder concerns if they cannot identify the dissenting voters.  Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues.  Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.

E.                                      Supermajority-voting provisions - Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company.  Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares.  Usually this range is from 66% to 80%, but in some cases even higher.

Opponents contend that supermajority-voting provisions detract from a simple majority’s power to enforce its will.  In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed.  Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.

AmBeacon will support supermajority provisions up to 67%.  All situations regarding supermajority-voting provisions larger than 67% will be reviewed on a case-by-case basis.

F.                                      Right to call a special meeting — Proponents seek to change company’s bylaws and other appropriate governing documents to allow shareholders of between 10% and 25% of outstanding common stock to call a special meeting.  Proponents believe special meetings will allow shareholders to vote on urgent matters that may arise between regularly scheduled meetings.

Opponents contend that typically company regulations allow for majority shareholders to call special meetings which is a reasonable threshold in order to avoid the expense of unnecessary meetings.

AmBeacon will support these proposals if proposed by management and the board is independent.  However, if proposed by shareholders, AmBeacon will support proposals for the right to call a special meeting by shareholders of 30% or greater of outstanding common stock.

G.                                     Anti-takeover proposals — Poison pills, preemptive rights, fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors.  The board’s role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics.  Fair and equitable offers will not be prevented and will equally benefit all shareholders.

a.                                       Poison pills (Shareholder rights plans) - protect shareholders from coercive and unfair offers.  Therefore, all shareholders should receive a better/fairer offer.  If the board is independent, AmBeacon will support poison pills. If the board is not independent, each situation involving poison pills will be decided on a case-by-case basis.

b.                                      Preemptive rights - enable shareholders to retain the same percentage of ownership during additional stock offerings.  This eliminates the effect of dilution on the shareholder.  AmBeacon will support preemptive rights.

c.                                       Fair pricing provisions - require that if offers are not approved by the board, the bidder must pay the same “fair” price for all shares purchased.  The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer.  This provision attempts to prevent “two-tiered” offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders.  AmBeacon will support fair pricing provisions.

d.                                      Dual class voting provisions - create unequal voting rights among different shareholders.  These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired.  However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism.  With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company.  AmBeacon will not support dual class voting provisions.

H.                                    Stock related proposals

a.                                       Increase authorized common/preferred stock - A request for additional shares of stock was, in the past, considered a routine voting item.  Companies usually state it is for a specific use, such as a stock split, acquisition or for “general corporate purposes.”  However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.

If the board is independent, AmBeacon will support increases in common/preferred stock.  The authorization will give companies the ability and flexibility to finance corporate growth.  If the board is not independent, AmBeacon will not support increases in common/preferred stock.

b.                                      Targeted share placements - the issuance of a specific block of company securities to a friendly shareholder.  These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities.  Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties.  Additionally, share placements can be executed fairly quickly and shareholder approval is not required.

Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder’s proportional ownership and voting interests.  Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.

All situations regarding targeted share placements will be reviewed on a case-by-case basis.  Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.

I.                                         Mergers, Acquisitions, Restructurings - These transactions involve fundamental changes in the structure and allocation of a company’s assets.  Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of AmBeacon, as a shareholder will be best served by the company continuing as is.

All situations regarding mergers, acquisitions, or restructuring will be reviewed on a case-by-case basis.  Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.

5.                                       Other Business — AmBeacon will support management with respect to “Other Business.”

6.                                       Adjourn Meeting — AmBeacon will support management with respect to proposals to adjourn the shareholder meeting.

All other issues will be decided on a case-by-case basis.  As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.

VOTING PROCEDURES

1.                                       Voting — AmBeacon has retained a proxy voting consultant (the “Consultant”) to provide assistance regarding the objective review and voting of proxies on any assets held by the ETF.  The Consultant has been instructed by AmBeacon to vote proxies in accordance with the Voting Policies set forth above, unless it is notified to vote otherwise by AmBeacon in writing.  AmBeacon may decide to instruct the Consultant to vote in a manner different than specified in the Voting Policies if it determines that such a variance from the Voting Policies would be in the best interests of shareholders of the ETF.  In making such a determination, AmBeacon will conduct its analysis of the proxy proposal, which may include, among other things, discussing the issue with sub-advisors holding the security to determine their recommended voting position.  Issues requiring analysis on a case-by-case basis will be voted according to the Consultant’s recommendation when all accounts for which AmBeacon is voting own in the aggregate less than 1% of the company’s outstanding shares and less than $3 million of the company’s market capitalization.

Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Voting Policies will be assessed by AmBeacon.  In these situations, AmBeacon will use its judgment in directing the Consultant to vote in the best interests of the shareholders of the ETF and will adopt changes to the Voting Policies when appropriate.

2.                                       Conflicts of Interest - If AmBeacon knows that a vote presents a material conflict between the interests of: (a) shareholders of the ETF and (b) an investment adviser (including AmBeacon) to the ETF or any of its affiliated persons, AmBeacon will ask the ETF’s Board of Trustees to provide voting instructions.  This may result in AmBeacon voting differently for the ETF than for other accounts.

3.                                       Securities on Loan — If the ETF engages in securities lending, AmBeacon will implement the following procedures to determine whether to vote securities on loan.  AmBeacon has instructed the Consultant to provide notification of the occurrence of a future shareholder meeting prior to the record date.  AmBeacon will determine whether or not to recall shares of the applicable security that are on loan with the intent of voting such shares in accordance with the Voting Policies, based on factors including the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which AmBeacon may be aware, and the loss of securities lending income to the ETF as a result of recalling the shares on loan.

Appendix C

Description Of Securities Ratings

A.	Long-Term Ratings

1.

Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;
• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws

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affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

C-2

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.

Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

C-3

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

• Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

• The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

• The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

C-4

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a

An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note

Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term. programs or to individual short-term

C-5

debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and

C-6

the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note

Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.	Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues

C-7

within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

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Appendix D

Financial Statements

GRAIL AMERICAN BEACON LARGE CAP VALUE ETF

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2010

Investments	Shares	Value
COMMON STOCKS—90.8%
Automobiles & Components—0.7%
Johnson Controls, Inc.	179	$6,286
Toyota Motor Corp. (Japan)(a)	80	5,666
Total Automobiles & Components		11,952
Banks—5.9%
Banco Santander SA (Spain)(a)	980	12,554
East West Bancorp, Inc.	327	5,765
KeyCorp	496	4,062
M&T Bank Corp.	150	11,213
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	1,665	7,759
PNC Financial Services Group, Inc.	295	15,900
SunTrust Banks, Inc.	117	2,927
Wells Fargo & Co.	1,125	29,340
Zions Bancorporation	400	8,264
Total Banks		97,784
Capital Goods—9.7%
3M Co.	77	6,485
Boeing Co.	292	20,627
Cummins, Inc.	61	5,374
Deere & Co.	185	14,208
Eaton Corp.	36	3,198
Empresa Brasileira de Aeronautica SA (Brazil)(a)	197	5,683
General Electric Co.	366	5,863
Honeywell International, Inc.	225	10,600
Lockheed Martin Corp.	219	15,613
Northrop Grumman Corp.	383	24,209
PACCAR, Inc.	356	18,249
Raytheon Co.	128	5,898
Shaw Group, Inc.*	176	5,379
SPX Corp.	185	12,406
Tyco International Ltd. (Switzerland)	211	8,077
Total Capital Goods		161,869
Commercial & Professional Services—0.5%
RR Donnelley & Sons Co.	418	7,712
Consumer Durables & Apparel—0.8%
Polo Ralph Lauren Corp. Class A	131	12,691
Consumer Services—0.8%
Carnival Corp. (Panama)	151	6,519
McDonald’s Corp.	91	7,077
Total Consumer Services		13,596
Diversified Financials—8.0%
Bank of America Corp.	3,040	34,778
Bank of New York Mellon Corp.	182	4,561
Capital One Financial Corp.	190	7,081
Charles Schwab Corp.	401	6,175
Citigroup, Inc.*	3,523	14,691

Investments	Shares	Value
Goldman Sachs Group, Inc.	47	$7,565
JPMorgan Chase & Co.	1,328	49,973
Morgan Stanley	383	9,525
Total Diversified Financials		134,349
Energy—10.0%
BP PLC (United Kingdom)(a)*	256	10,452
Chevron Corp.	206	17,018
ConocoPhillips	916	54,410
Exxon Mobil Corp.	223	14,823
Hess Corp.	215	13,551
Marathon Oil Corp.	215	7,648
QEP Resources, Inc.	211	6,969
Royal Dutch Shell PLC Class B (United Kingdom)(a)	377	24,249
Transocean Ltd. (Switzerland)*	134	8,490
Weatherford International Ltd. (Switzerland)*	533	8,960
Total Energy		166,570
Food & Staples Retailing—2.4%
CVS Caremark Corp.	275	8,283
Safeway, Inc.	718	16,442
Wal-Mart Stores, Inc.	292	15,818
Total Food & Staples Retailing		40,543
Food, Beverage & Tobacco—5.1%
Coca-Cola Co.	85	5,212
ConAgra Foods, Inc.	547	12,302
Diageo PLC (United Kingdom)(a)	160	11,840
Hershey Co.	248	12,274
HJ Heinz Co.	237	11,639
Kraft Foods, Inc. Class A	90	2,904
Lorillard, Inc.	33	2,816
PepsiCo, Inc.	85	5,551
Philip Morris International, Inc.	174	10,179
Unilever NV (Netherlands)	332	9,857
Total Food, Beverage & Tobacco		84,574
Health Care Equipment & Services—2.4%
Baxter International, Inc.	225	11,453
CIGNA Corp.	212	7,460
Covidien PLC (Ireland)	177	7,057
Hospira, Inc.*	231	13,740
Total Health Care Equipment & Services		39,710
Insurance—4.9%
ACE Ltd. (Switzerland)	122	7,249
Allstate Corp.	417	12,714
Genworth Financial, Inc. Class A*	697	7,904
Hartford Financial Services Group, Inc.	402	9,640
Lincoln National Corp.	247	6,047
MetLife, Inc.	401	16,172
Prudential Financial, Inc.	82	4,312

2

Investments	Shares	Value
Insurance—4.9% (continued)
Travelers Cos., Inc.	135	$7,452
XL Group PLC Class A (Ireland)	495	10,469
Total Insurance		81,959
Materials—3.3%
Air Products & Chemicals, Inc.	74	6,288
Cliffs Natural Resources, Inc.	140	9,128
Dow Chemical Co.	646	19,916
International Paper Co.	280	7,078
Newmont Mining Corp.	80	4,870
PPG Industries, Inc.	111	8,514
Total Materials		55,794
Media—2.1%
Comcast Corp. Class A	536	10,361
Interpublic Group of Cos., Inc.*	523	5,413
Time Warner Cable, Inc.	106	6,134
Time Warner, Inc.	403	13,102
Total Media		35,010
Pharmaceuticals, Biotechnology & Life Sciences—6.2%
Abbott Laboratories	230	11,804
Amgen, Inc.*	85	4,861
Eli Lilly & Co.	620	21,824
Johnson & Johnson	268	17,063
Merck & Co., Inc.	630	22,856
Pfizer, Inc.	1,459	25,387
Total Pharmaceuticals, Biotechnology & Life Sciences		103,795
Real Estate—0.5%
Annaly Capital Management, Inc.	503	8,908
Retailing—5.0%
Abercrombie & Fitch Co. Class A	280	12,001
Gap, Inc.	1,147	21,805
Home Depot, Inc.	689	21,276
J.C. Penney Co., Inc.	624	19,456
Limited Brands, Inc.	103	3,027
Target Corp.	117	6,077
Total Retailing		83,642
Semiconductors & Semiconductor Equipment—2.1%
ASML Holding NV Class G (Netherlands)	80	2,655
Intel Corp.	578	11,600
Micron Technology, Inc.*	410	3,391
Texas Instruments, Inc.	600	17,742
Total Semiconductors & Semiconductor Equipment		35,388
Software & Services—8.3%
Accenture PLC Class A	70	3,130
CA, Inc.	912	21,167

3

Investments	Shares	Value
eBay, Inc.*	470	$14,011
International Business Machines Corp.	309	44,372
Intuit, Inc.*	244	11,712
Microsoft Corp.	776	20,673
Oracle Corp.	777	22,844
Total Software & Services		137,909
Technology Hardware & Equipment—5.2%
Apple, Inc.*	69	20,760
Avnet, Inc.*	120	3,574
Cisco Systems, Inc.*	340	7,762
EMC Corp.*	730	15,337
Hewlett-Packard Co.	558	23,469
Molex, Inc. Class A	366	6,248
Tyco Electronics Ltd. (Switzerland)	320	10,138
Total Technology Hardware & Equipment		87,288
Telecommunication Services—2.6%
Vodafone Group PLC (United Kingdom)(a)	1,611	44,319
Transportation—0.6%
FedEx Corp.	108	9,474
Utilities—3.7%
Dominion Resources, Inc.	259	11,256
Edison International	236	8,708
Entergy Corp.	52	3,876
Exelon Corp.	397	16,205
NextEra Energy, Inc.	323	17,778
Questar Corp.	211	3,581
Total Utilities		61,404
TOTAL COMMON STOCKS (Cost $1,371,769)		1,516,240
SHORT-TERM INVESTMENT—2.0%
Bank Deposit—2.0%
Bank of New York Cash Reserve 0.08%† (Cost $33,254)	33,254	33,254
Total Investments—92.8% (Cost $1,405,023)		1,549,494
Other Assets in Excess of Liabilities—7.2%		120,196
Net Assets—100.0%		$1,669,690

(a)	American Depositary Receipts.

*	Non-income producing security.

†	Represents average annualized seven-day yield as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

4

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2010

Grail American Beacon Large Cap Value ETF

Investments, at cost:	$1,405,023
Investments, at fair value (Note 3)	1,549,494
Cash	—

Capital shares sold	1,669,448
Due from manager	340,937
Investment in securities sold	9,167
Dividends and interest receivable	1,822
Deferred offering costs	—
Other Assets	2,287
Total Assets	3,573,155

Capital shares redeemed	1,669,448
Investment securities purchased	3,784
Compliance fees	38,860
Trustee fees	6,190
Advisory fees	1,829
Other accrued expenses	183,354
Total Liabilities	1,903,465
NET ASSETS	$1,669,690

Paid-in capital	$1,379,987
Undistributed (accumulated) net investment income (loss)	(13,779)
Undistributed (accumulated) net realized gain (loss) on investments	159,011
Net unrealized appreciation on investments	144,471
NET ASSETS	$1,669,690
Shares outstanding (unlimited number of shares of beneficial interest authorized, without par value)	50,022
Net asset value, per share	$33.38

The accompanying notes are an integral part of these financial statements.

5

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2010

Grail American Beacon Large Cap Value ETF

Dividends and interest income*	$55,610

Organizational and offering fees	44,374
Professional fees	37,380
Compliance fees	26,301
Administration fees	25,212
Custody fees	25,196
Exchange listing fees	16,215
Advisory fees	12,452
Trustees fees	10,473
Insurance fees	4,904
Transfer agent fees	3,779
Shareholder reporting fees	3,305
Miscellaneous fees	690
Pricing fees	—
Total Expenses	210,281
Less expense waivers/ reimbursements	(190,607)
Net Expenses	19,674
Net Investment Income (Loss)	35,936

Net realized gain (loss) on investments	$60,626
Net realized gain on in-kind transactions	224,911
Total realized gain (loss)	285,537
Change in net unrealized appreciation on investments	1,035
Net realized and unrealized gain on investments	286,572
Net increase in net assets resulting from operations	$322,508

* Net of foreign taxes withheld of:	$424

The accompanying notes are an integral part of these financial statements.

6

STATEMENTS OF CHANGES IN NET ASSETS

	Grail American Beacon Large Cap Value ETF
	For the Year Ended October 31, 2010	For the Period May 1, 2009* Through October 31, 2009

Net investment income (loss)	$35,936	$25,887
Net realized gain (loss) on investments	285,537	471,942
Net change in unrealized appreciation on investments	1,035	143,436
Net increase in net assets resulting from operations	322,508	641,265

Net investment income	(93,890)	—
Net realized gains	(72,720)	—
Total distributions	(166,610)	—

Proceeds from shares sold	192,367,175	94,010,886
Cost of shares redeemed	(193,887,221)	(91,717,313)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,520,046)	2,293,573
Increase (decrease) in net assets	(1,364,148)	2,934,838

Beginning of period	3,033,838	99,000
End of period	$1,669,690	$3,033,838
Including undistributed net investment income (loss) as follows:	$(13,779)	$44,175

Shares outstanding, beginning of period	100,022	3,960
Shares sold	6,050,000	3,250,000
Shares redeemed	(6,100,000)	(3,153,938)
Shares outstanding, end of period	50,022	100,022

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

7

FINANCIAL HIGHLIGHTS

	Grail American Beacon Large Cap Value ETF
	For the Year Ended October 31, 2010	For the Period May 1, 2009(1) Through October 31, 2009

Net asset value, beginning of period	$30.33	$25.00
Net investment income (loss)(2)	0.46	0.22
Net realized and unrealized gain on investments	4.26	5.11
Total gain from investment operations	4.72	5.33

Net investment income	(0.94)	—
Net realized gains	(0.73)	—
Total distribution to shareholders	(1.67)	—
Net asset value, end of period	$33.38	$30.33
Total Return at NAV(3)	15.99%	21.32%
Total Return at Market(3)	16.30%	21.12%

Net assets, end of period (000’s omitted)	$1,670	$3,034

Expenses, net of expense waivers(4)	0.79%	0.79%
Expenses, prior to expense waivers(4)	8.43%	12.10%
Net investment income, net of waivers(4)	1.44%	1.62%
Portfolio turnover rate(5)	16.47%	18.41%

(1) Commencement of offering of shares.

(2) Based on average shares outstanding.

(3) Total return at net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period.  Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

(4) Annualized.

(5) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

8

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2010

1. ORGANIZATION

Grail Advisors ETF Trust (the “Trust”) was organized as a Delaware statutory trust on December 7, 2007 and has authorized capital of unlimited shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), which is currently comprised of five active funds (collectively, the “Funds” or “ETFs” and each individually, a “Fund” or an “ETF”): the Grail American Beacon Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF. Operations commenced on May 1, 2009 for the Grail American Beacon Large Cap Value ETF; and October 2, 2009 for the RP Growth ETF and RP Focused Large Cap Growth ETF; and January 29, 2010 for the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF.

The Grail American Beacon Large Cap Value ETF seeks long-term capital appreciation by investing at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts (“ADRs”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

2. SIGNIFICANT MATTER

At October 31, 2010, the Fund had amounts due from the Manager under its fee waiver and expense reimbursement agreements with the Fund in the amounts set forth on the Statements of Assets and Liabilities. The Manager’s fee waiver and expense reimbursement agreements are discussed in note 4. Subsequent to October 31, 2010, a portion of the amounts due from the Manager have been received by the Fund, and the remaining portions have been sent to the Fund.

In addition, the Manager has entered into a letter of intent concerning a transaction involving its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements. A sale of the Manager’s interests, if consummated, may result in the assignment of its existing advisory agreement with the Fund, requiring shareholder approval in order for the Manager to continue as a Fund’s investment adviser. A sale of the Manager’s interests, if consummated, may, depending upon a buyer’s future plans result in the liquidation of certain Funds. If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the Funds may be liquidated. The Board of Trustees of the Trust has the authority to approve the liquidation of each Fund, without shareholder approval. These conditions raise substantial doubt about the Fund’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

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Investment Valuation

Security holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith and in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). The Net Asset Value (“NAV”) per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Bank of New York Mellon Corp. calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of the securities.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Distributions to Shareholders

The Fund pays out dividends from its net investment income to shareholders annually. The Fund distributes its net taxable capital gains, if any, annually. The Fund typically earns income dividends from stocks. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term taxable capital gains are distributed to shareholders as “capital gains distributions.”

Indemnification

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of a Fund’s property for all loss and expense of a Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations.

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4. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

Grail Advisors, LLC (the “Manager”) has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Board. For the services it provides to the Fund, the Manager receives a management fee based on a percentage of average daily net assets of each Fund. Out of the management fee, the Manager pays all fees and expenses of the Sub-Advisers. The Fund is responsible for the payment of all other expenses associated with the operations, including, but not limited to: brokerage expenses, taxes, interest, fees and expenses of counsel to the Fund, fees and expenses of the Trustees, fees and expenses associated with the Fund’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Fund with regulatory requirements, including those relating to the development and distribution of their prospectus and shareholder reports, and extraordinary expenses.

For services provided, the Fund pays the Manager an annualized fee of: 0.50% for the Grail American Beacon Large Cap Value ETF, based upon the Fund’s average daily net assets.

The Trust and the Manager have entered into a written fee waiver and expense reimbursement agreement pursuant to which the Manager has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the net annual fund operating expenses for the Grail American Beacon Large Cap Value ETF from exceeding 0.79% (“Expense Cap”), based upon the Fund’s average daily net assets. This agreement will remain in effect and will be contractually binding through at least February 28, 2011.

The Manager may recoup fees waived or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

For the year ended October 31, 2010 and period ended October 31, 2009, the Manager waived the following fees and/or reimbursed the following expenses, the recovery of which will expire in the corresponding fiscal years:

	Fiscal Year
Fund	2012		2013
Grail American Beacon Large Cap Value ETF	$218,036	*	$226,521

* Includes $35,914 of expenses waived prior to fund inception for American Beacon Large Cap Value ETF.

American Beacon Advisors, Inc. (“ABA”) acts as primary sub-adviser of the Grail American Beacon Large Cap Value ETF. ABA provides or oversees the provision of portfolio management services to the Fund. ABA develops the investment programs for the Fund, evaluates investment sub-advisers (subject to requisite approvals), recommends to the Manager allocations of assets among investment sub-advisers, monitors the investment sub-advisers’ investment programs and results, invests the portion of ETF assets that the investment sub-advisers determine should be allocated to high quality short-term debt obligations, and to the extent that a Fund engages in securities lending, oversees the Fund’s securities lending activities and actions taken by the securities lending agent. Pursuant to a Primary Investment Sub-Advisory Agreement between the Manager and ABA, ABA receives fees from the Manager to provide the services described above. These fees are paid by the Manager out of the advisory fees it receives from the Fund; they are not separately paid by the Fund.

The Grail American Beacon Large Cap Value ETF’s assets are allocated among three investment sub-advisers: Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; and Metropolitan West Capital Management, LLC. With respect to any assets allocated to it, each investment sub-adviser has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, restrictions and more specific policies provided by the Manager or ABA. Pursuant to an Investment Sub-Advisory Agreement among the Manager, ABA and the investment sub-adviser, an investment sub-adviser receives fees from ABA to provide day-to-day investment advisory services to the Fund. These fees are paid out of the advisory fees the Manager receives from the Fund; they are not separately paid by the Fund.

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The Bank of New York Mellon Corp. serves as the Administrator, Custodian, Fund Accounting and Transfer Agent for the Fund.

5. CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Fund are issued and redeemed in kind or for cash and/or investment securities. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.

Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed.

6. FAIR VALUE MEASUREMENT

Fair Value Measurement establishes an authoritative framework for the measurement of fair value, and enhances disclosures about fair value measurements. The Fund utilized various inputs in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels as follows:

Level 1—Quoted prices in active markets for identical securities

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments at October 31, 2010:

Valuation Inputs	Grail American Beacon Large Cap Value ETF

Level 1––Quoted Prices
Common Stocks*	$1,516,240
Bank Deposits	33,254
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—
Total	$1,549,494

* Please refer to the schedule of investments to view securities segregated by industry type.

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and 2 securities during the period.

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7. INVESTMENT TRANSACTIONS

For the period ended October 31, 2010, the aggregate purchases and sales of investments (excluding short-term investments, swaps, and futures contracts) were:

Fund	Purchases	Sales
Grail American Beacon Large Cap Value ETF	$380,098	$570,026

For the period ended October 31, 2010, the cost of in-kind transactions and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Grail American Beacon Large Cap Value ETF	$477,215	$2,009,190

8. FEDERAL INCOME TAX

The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent they distribute substantially all of its net investment income and net capital gains to shareholders.

At October 31, 2010, the cost of investments and aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Grail American Beacon Large Cap Value ETF	$1,405,105	$195,136	$(50,747)	$144,389

Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

Management has analyzed all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales. At October 31, 2010, the components of accumulated earnings/loss on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other (Losses)	Net Unrealized Appreciation	Total Accumulated Earnings
Grail American Beacon Large Cap Value ETF	$130,024	$15,290	$144,389	$289,703

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For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind. Results of operations and net assets were not affected by these reclassifications. At October 31, 2010, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Grail American Beacon Large Cap Value ETF	$—	$(126,358)	$126,358

9. RISK

Foreign Investing Risk—Foreign investing, including investments in ADRs, carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) social, political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) less availability of information for an investment sub-adviser to determine a company’s financial condition.

Recent Market Events Risk—Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on an ETF.

10. SUBSEQUENT EVENTS

Effective December 6, 2010, Metropolitan West Capital, LLC received notification from the Manager that it will no longer serve as a sub-advisor to the Grail American Beacon Large Cap Value ETF. On December 23, 2010, the Fund declared income and capital gain dividends distributions with an ex-date of December 27, 2010 and payable date of December 31, 2010. The income distribution and short-term capital gain per share amounts for the Fund were as follows:

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Fund	Income Distribution Per Share	Short-Term Capital Gain Per Share
Grail American Beacon Large Cap Value ETF	$0.55975	$2.87480

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no other material events that would require disclosure.

11.  EVENTS SUBSEQUENT TO PREPARATION OF ANNUAL REPORT

The following updates information contained in note 2: Significant Matter.  The Manager has received bids to purchase its ownership interests and has been involved in ongoing discussions with different parties concerning a sale or other transaction resulting in a change of control of the Manager in order to enable it to continue its operations, including paying its current and future obligations under its fee waiver and expense reimbursements agreements.  A sale of the Manager’s interests, if consummated, or other change of control may result in the assignment of its existing advisory agreements with the ETF, requiring shareholder approval in order for the Manager to continue as the ETF’s investment adviser or, depending upon a buyer’s future plans, result in the liquidation of certain ETFs.  If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the ETFs may be liquidated.  The Board of Trustees of the Trust has the authority to approve the liquidation of the ETF without shareholder approval.  These conditions raise substantial doubt about the ETF’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In addition, the Manager has entered into new expense limitation agreements for the ETF at the same level as indicated in note 4, but which will now remain in effect through March 1, 2012.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Grail Advisors ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Grail American Beacon Large Cap Value ETF (the Fund), one of the five Funds constituting the Grail Advisors ETF Trust, as of October 31, 2010, and the related statements of operations for the year then ended and the statements of changes in net assets for the year ended October 31, 2010 and the period May 1, 2009 (inception) through October 31, 2009, and the financial highlights for the year ended October 31, 2010 and the period May 1, 2009 (inception) through October 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Fund of the Grail Advisors ETF Trust as of October 31, 2010, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Funds will continue as a going concern. As discussed in Note 2 to the financial statements, Grail Advisors LLC, the Fund’s investment manager (“Manager”), has entered into a letter of intent concerning a transaction to sell its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements. A sale of the Manager’s ownership interests, if consummated, may, depending upon a buyer’s future plans, result in the liquidation of certain Funds. If the Manager is unsuccessful in its efforts to consummate a transaction involving its ownership interests or to recapitalize, all of the Funds may be liquidated. These conditions raise substantial doubt about the Fund’s ability to continue as a going concern. Management’s plans in regard to these conditions are discussed in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG LLP

Philadelphia, Pennsylvania

December 30, 2010, except with respect to the matter discussed in Note 11, as to which the date is February 28, 2011

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